UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04986
                                                     ---------

                       Franklin Investors Securities Trust
                      ------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31
                        -------

Date of reporting period: 10/31/08
                         ----------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                                   (GRAPHIC)

                                OCTOBER 31, 2008

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Limited Maturity U.S. Government Securities Fund

Franklin Real Return Fund

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                      FRANKLIN INVESTORS SECURITIES TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own
                                 research and staying true to the unique
                                 investment disciplines that underlie its
                                 success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct
                                 portfolios. That's why our funds can be used to
                                 build truly diversified allocation plans
                                 covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional
                                 risk-adjusted returns over the long term, as
                                 well as the reliable, accurate and personal
                                 service that has helped us become one of the
                                 most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

                          Not part of the annual report

                                    Contents

CEO'S MESSAGE ............................................................     1

ANNUAL REPORT
Economic and Market Overview .............................................     4
Franklin Balanced Fund ...................................................     6
Franklin Convertible Securities Fund .....................................    18
Franklin Equity Income Fund ..............................................    27
Franklin Limited Maturity U.S. Government Securities Fund ................    38
Franklin Real Return Fund ................................................    47
Financial Highlights and Statements of Investments .......................    56
Financial Statements .....................................................    91
Notes to Financial Statements ............................................   100
Report of Independent Registered Public Accounting Firm ..................   117
Tax Designation ..........................................................   118
Board Members and Officers ...............................................   119
Shareholder Information ..................................................   123

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Franklin Investors Securities Trust covers the 12 months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

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                        Not part of the annual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report
when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin Investors Securities Trust, the portfolio managers discuss market conditions, investment decisions and Fund performance during the 12 months ended October 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        Not part of the annual report | 3

Annual Report

Economic and Market Overview

The events that unfolded during the Funds' fiscal year brought extraordinary volatility and uncertainty to financial markets. Credit market turmoil led to significant losses and writedowns by financial institutions, reduced credit availability and a general global repricing of risk. The credit contraction, continued weakness in the housing market, and significant declines in consumer confidence and consumer spending resulted in a weak and deteriorating economic climate. Job losses mounted and the unemployment rate rose to 6.5% during the reporting period.(1) These factors as well as upward inflationary pressures from a weak U.S. dollar and high food, energy and commodity prices burdened the overall economy for much of the reporting period. The economy contracted in the fourth quarter of 2007, registering a -0.2% annualized growth rate before staging a modest recovery in the first half of 2008. Gross domestic product
(GDP) grew at 0.9% and 2.8% annualized rates in the first and second quarters of 2008 largely due to rising exports and increased government spending. However, as the financial turmoil intensified in the third quarter, GDP fell an estimated annualized 0.5%.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $68 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Although inflation fell late in the review period, it rose 3.7% for the fiscal year, largely due to higher food and energy costs.(1) Core inflation, which excludes such costs, rose at a more moderate 2.2% annual rate; however, this level was above the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1) The core personal consumption expenditures price index reported a 12-month increase of 2.1%.(2)

Amid a series of events that included massive government intervention, bank and financial institution failures, and emergency funding, the Fed was focused primarily on restoring liquidity and confidence to unsettled financial markets. The Fed hoped to stimulate the sagging economy by cutting interest rates seven times over the 12-month period, bringing the federal funds target rate to 1.00%. It also implemented a series of unconventional measures aimed at easing strained credit conditions that included a $700 billion bailout plan that would allow the U.S. Treasury to purchase bad debt from troubled financial institutions.

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Bureau of Economic Analysis.


                                4 | Annual Report

Volatility remained high throughout the reporting period but intensified in September as stocks fluctuated wildly and Treasury prices soared. The blue chip stocks of the Dow Jones Industrial Average had a total return of -31.24%, the broader Standard & Poor's 500 Index (S&P 500) a -36.10% total return, and the technology-heavy NASDAQ Composite Index a -39.34% total return.(3) Panicked investors drove the yield on the three-month Treasury bill to a multi-decade low, and LIBOR (London Interbank Offered Rate) rates, which banks charge one another for loans, jumped to record highs. Fixed income spreads generally widened relative to Treasury yields over the period due to heightened market turbulence. Investors continued to seek the relative safety of short- and intermediate-term U.S. Treasury securities as Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 1.56% at the end of October, down from 3.94% a year earlier. Over the same period, the 10-year U.S. Treasury note yield declined from 4.48% to 4.01%.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(3.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                Annual Report | 5

Franklin Balanced Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balanced Fund seeks income and capital appreciation by investing in a combination of stocks, convertible securities and fixed income securities. The Fund will normally invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities, including money market securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Balanced Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Balanced Fund - Class A had a cumulative total return of -34.20%. The Fund performed better than its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -36.10% total return for the same period.(1) However, it underperformed its fixed income benchmark, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate Index, which posted a +0.31% total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

INVESTMENT STRATEGY

We seek income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as dividend-paying

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: (C) 2008 Morningstar. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment.

The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


                                6 | Annual Report

PORTFOLIO BREAKDOWN
Franklin Balanced Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Common Stocks                                                     40.9%
Corporate Bonds                                                   36.5%
Convertible Preferred Stocks                                       6.7%
Equity Linked Securities                                           2.5%
Convertible Bonds                                                  2.4%
Mortgage-Backed Securities                                         1.3%
Asset-Backed Securities & Commercial Mortgage-Backed Securities    0.3%
Preferred Stocks                                                   0.2%
Short-Term Investments & Other Net Assets                          9.2%

DIVIDEND DISTRIBUTIONS*
Franklin Balanced Fund
11/1/07-10/31/08

                                 DIVIDEND PER SHARE
             -------------------------------------------------------
MONTH          CLASS A       CLASS C       CLASS R     ADVISOR CLASS
-----        -----------   -----------   -----------   -------------
December**   12.56 cents   10.76 cents   11.93 cents    13.33 cents
March         8.50 cents    6.90 cents    8.06 cents     9.23 cents
April***      3.00 cents    2.43 cents    2.83 cents     3.25 cents
May           3.00 cents    2.43 cents    2.83 cents     3.25 cents
June          3.00 cents    2.43 cents    2.83 cents     3.25 cents
July          3.00 cents    2.43 cents    2.83 cents     3.25 cents
August        3.00 cents    2.43 cents    2.83 cents     3.25 cents
September     3.00 cents    2.49 cents    2.84 cents     3.24 cents
October       3.00 cents    2.49 cents    2.84 cents     3.24 cents
             -----------   -----------   -----------    -----------
TOTAL        42.06 CENTS   34.79 CENTS   39.82 CENTS    45.29 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 4.06 cent per share distribution to meet excise tax requirements.

*** Beginning April 2008, the Fund's dividend schedule changed from quarterly to monthly.

common stocks and convertible securities. We seek capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We will generally invest in investment-grade fixed income securities, but may invest up to 10% of our total assets in nonconvertible bonds rated below investment grade. We apply a "bottom-up" approach to investing in individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions.

MANAGER'S DISCUSSION

The S&P 500's decline accelerated in September and October 2008 as the global financial system moved perilously close to a collapse and required substantial global government intervention. Compounding the effects of the credit crisis, the U.S. economic outlook deteriorated significantly, resulting in negative gross domestic product growth expectations.


                               Annual Report | 7

TOP 5 EQUITIES
Franklin Balanced Fund
10/31/08

COMPANY                            % OF TOTAL
SECTOR/INDUSTRY                    NET ASSETS
---------------                    ----------
Bank of America Corp.                 2.7%
   FINANCIALS
Johnson & Johnson                     2.6%
   HEALTH CARE
AT&T Inc.                             2.3%
   TELECOMMUNICATION SERVICES
Intel Corp.                           2.0%
   INFORMATION TECHNOLOGY
PG&E Corp.                            1.9%
   UTILITIES

TOP 5 BONDS
Franklin Balanced Fund
10/31/08

COMPANY                            % OF TOTAL
SECTOR/INDUSTRY                    NET ASSETS
---------------                    ----------
JPMorgan Chase & Co.                  2.5%
   FINANCIALS
Illinois Power Co.                    2.1%
   UTILITIES
Philip Morris International Inc.      1.8%
   CONSUMER STAPLES
Rio Tinto Finance USA Ltd.            1.8%
   MATERIALS
Target Corp.                          1.8%
   CONSUMER DISCRETIONARY

The Fund's negative performance was largely due to the severe U.S. equity market decline; the credit crisis, which caused significant bond price declines; and financial sector turmoil, which negatively impacted several holdings.

In the financials sector, the subprime mortgage crisis spread quickly and raised concerns about other assets and fears regarding rising credit losses and inadequate reserves. Waning investor confidence and increasing market panic ultimately resulted in the failure of or forced government intervention in several companies including Fannie Mae, Freddie Mac, Lehman Brothers Holdings, American International Group, Washington Mutual and Wachovia. The Fund's equity holdings in some of these companies -- including preferred stock, convertible securities and common stock -- negatively impacted results.

Other stock positions that detracted from the Fund's absolute performance were holdings in companies generally viewed as vulnerable to weakening economic activity including 3M, Alcoa and Dow Chemical. On the other hand, stocks that helped Fund performance included Genentech, Wal-Mart Stores and Anheuser-Busch (all sold by period-end).

Among the Fund's fixed income holdings, our focus on corporate bonds hampered results. Despite the rally in U.S. Treasury bonds -- with a decline in the 10-year yield from 4.48% at the beginning of the period to 4.01% at period-end -- corporate yield spreads to Treasuries widened substantially as credit markets seized up, particularly in late September and October.

Although the BC U.S. Aggregate Index eked out a total return of +0.31%, it did not reflect the difference between the government and corporate debt markets.(2) As credit markets froze and the financial system neared collapse, investors flocked to the safe haven of U.S. Treasuries, which rallied and delivered a total return of +7.76% as measured by the BC U.S. Treasury Index.(3) In contrast, investment-grade corporate bonds had a -13.82% return as measured by the BC U.S. Corporate Investment Grade Index.(4)

(3.) Source: (C) 2008 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(4.) Source: (C) 2008 Morningstar. The BC U.S. Corporate Investment Grade Index is the corporate component of the BC U.S. Credit Index, which includes publicly issued, SEC-registered bonds that meet specified maturity, liquidity and quality requirements.


                                8 | Annual Report

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks
Edward D. Perks, CFA


(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott
Alan E. Muschott, CFA


(PHOTO OF SHAWN LYONS)


/s/ Shawn Lyons
Shawn Lyons, CFA

Portfolio Management Team
Franklin Balanced Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 9

Performance Summary as of 10/31/08

FRANKLIN BALANCED FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FBLAX)                        CHANGE   10/31/08   10/31/07
-----------------------                        ------   --------   --------
Net Asset Value (NAV)                          -$4.36     $7.00     $11.36
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                      $0.4206
Short-Term Capital Gain              $0.2080
Long-Term Capital Gain               $0.0346
   TOTAL                             $0.6632

CLASS C (SYMBOL: N/A)                          CHANGE   10/31/08   10/31/07
---------------------                          ------   --------   --------
Net Asset Value (NAV)                          -$4.34     $6.96     $11.30
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                      $0.3479
Short-Term Capital Gain              $0.2080
Long-Term Capital Gain               $0.0346
   TOTAL                             $0.5905

CLASS R (SYMBOL: N/A)                          CHANGE   10/31/08   10/31/07
---------------------                          ------   --------   --------
Net Asset Value (NAV)                          -$4.36     $7.00     $11.36
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                      $0.3982
Short-Term Capital Gain              $0.2080
Long-Term Capital Gain               $0.0346
   TOTAL                             $0.6408

ADVISOR CLASS (SYMBOL: N/A)                    CHANGE   10/31/08   10/31/07
---------------------------                    ------   --------   --------
Net Asset Value (NAV)                          -$4.37     $7.01     $11.38
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                      $0.4529
Short-Term Capital Gain              $0.2080
Long-Term Capital Gain               $0.0346
   TOTAL                             $0.6955


                               10 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    INCEPTION (7/3/06)
-------                                         --------   ------------------
Cumulative Total Return(2)                       -34.20%         -22.47%
Average Annual Total Return(3)                   -37.97%         -12.60%
Value of $10,000 Investment(4)                  $ 6,203         $ 7,308
Avg. Ann. Total Return (9/30/08)(5)              -27.69%          -6.62%
   Distribution Rate(6)                 4.85%
   30-Day Standardized Yield(7)         5.89%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.64%
      With Waiver                       1.04%

CLASS C                                          1-YEAR    INCEPTION (7/3/06)
-------                                         --------   ------------------
Cumulative Total Return(2)                       -34.69%         -23.67%
Average Annual Total Return(3)                   -35.31%         -10.95%
Value of $10,000 Investment(4)                  $ 6,469         $ 7,633
Avg. Ann. Total Return (9/30/08)(5)              -24.47%          -4.78%
   Distribution Rate(6)                 4.29%
   30-Day Standardized Yield(7)         5.53%
   Total Annual Operating Expenses(8)
      Without Waiver                    2.31%
      With Waiver                       1.71%

CLASS R                                          1-YEAR    INCEPTION (7/3/06)
-------                                         --------   ------------------
Cumulative Total Return(2)                       -34.26%         -22.66%
Average Annual Total Return(3)                   -34.26%         -10.45%
Value of $10,000 Investment(4)                  $ 6,574         $ 7,734
Avg. Ann. Total Return (9/30/08)(5)              -23.35%          -4.29%
   Distribution Rate(6)                 4.86%
   30-Day Standardized Yield(7)         6.05%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.81%
      With Waiver                       1.21%


                               Annual Report | 11

ADVISOR CLASS                                    1-YEAR    INCEPTION (7/3/06)
-------------                                   -------    ------------------
Cumulative Total Return(2)                       -34.01%         -21.86%
Average Annual Total Return(3)                   -34.01%         -10.05%
Value of $10,000 Investment(4)                  $ 6,599         $ 7,814
Avg. Ann. Total Return (9/30/08)(5)              -23.01%         -3.82%
   Distribution Rate(6)                 5.55%
   30-Day Standardized Yield(7)         6.58%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.31%
      With Waiver                       0.71%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSES CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUSIVE OF ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS), UNTIL 2/28/09.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    10/31/08
-------                    --------
1-Year                      -37.97%
Since Inception (7/3/06)    -12.60%

CLASS A (7/3/06-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN BALANCED      S&P 500          BARCLAYS CAPITAL
    DATE         FUND - CLASS A        INDEX(9)     U.S. AGGREGATE INDEX(9)
    ----        -----------------   -------------   -----------------------
    7/3/2006          $ 9,425          $10,000              $10,000
   7/31/2006          $ 9,566          $10,062              $10,135
   8/31/2006          $ 9,755          $10,301              $10,290
   9/30/2006          $ 9,867          $10,567              $10,381
  10/31/2006          $10,104          $10,911              $10,449
  11/30/2006          $10,275          $11,118              $10,571
  12/31/2006          $10,335          $11,274              $10,509
   1/31/2007          $10,421          $11,445              $10,505
   2/28/2007          $10,507          $11,221              $10,667
   3/31/2007          $10,551          $11,346              $10,667
   4/30/2007          $10,898          $11,849              $10,725
   5/31/2007          $11,101          $12,263              $10,644
   6/30/2007          $10,974          $12,059              $10,612
   7/31/2007          $10,780          $11,685              $10,701
   8/31/2007          $10,945          $11,860              $10,832
   9/30/2007          $11,174          $12,304              $10,914
  10/31/2007          $11,106          $12,499              $11,012
  11/30/2007          $10,881          $11,977              $11,210
  12/31/2007          $10,764          $11,894              $11,241
   1/31/2008          $10,572          $11,180              $11,430
   2/29/2008          $10,420          $10,817              $11,446
   3/31/2008          $10,255          $10,770              $11,485
   4/30/2008          $10,674          $11,295              $11,461
   5/31/2008          $10,746          $11,441              $11,377
   6/30/2008          $10,180          $10,477              $11,368
   7/31/2008          $ 9,923          $10,389              $11,359
   8/31/2008          $ 9,985          $10,539              $11,467
   9/30/2008          $ 8,575          $ 9,600              $11,313
  10/31/2008          $ 7,308          $ 7,987              $11,046

Total Returns          -26.92%          -20.13%               10.46%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/08
-------                    --------
1-Year                      -35.31%
Since Inception (7/3/06)    -10.95%

CLASS C (7/3/06-10/31/08)

                               (PERFORMANCE GRAPH)


                FRANKLIN BALANCED      S&P 500          BARCLAYS CAPITAL
    DATE          FUND - CLASS C       INDEX(9)     U.S. AGGREGATE INDEX(9)
    ----        -----------------   -------------   -----------------------
    7/3/2006         $10,000           $10,000              $10,000
   7/31/2006         $10,150           $10,062              $10,135
   8/31/2006         $10,340           $10,301              $10,290
   9/30/2006         $10,449           $10,567              $10,381
  10/31/2006         $10,690           $10,911              $10,449
  11/30/2006         $10,871           $11,118              $10,571
  12/31/2006         $10,929           $11,274              $10,509
   1/31/2007         $11,021           $11,445              $10,505
   2/28/2007         $11,102           $11,221              $10,667
   3/31/2007         $11,131           $11,346              $10,667
   4/30/2007         $11,499           $11,849              $10,725
   5/31/2007         $11,703           $12,263              $10,644
   6/30/2007         $11,566           $12,059              $10,612
   7/31/2007         $11,361           $11,685              $10,701
   8/31/2007         $11,515           $11,860              $10,832
   9/30/2007         $11,749           $12,304              $10,914
  10/31/2007         $11,687           $12,499              $11,012
  11/30/2007         $11,429           $11,977              $11,210
  12/31/2007         $11,307           $11,894              $11,241
   1/31/2008         $11,093           $11,180              $11,430
   2/29/2008         $10,933           $10,817              $11,446
   3/31/2008         $10,752           $10,770              $11,485
   4/30/2008         $11,188           $11,295              $11,461
   5/31/2008         $11,257           $11,441              $11,377
   6/30/2008         $10,666           $10,477              $11,368
   7/31/2008         $10,379           $10,389              $11,359
   8/31/2008         $10,437           $10,539              $11,467
   9/30/2008         $ 8,960           $ 9,600              $11,313
  10/31/2008         $ 7,633           $ 7,987              $11,046

Total Returns         -23.67%           -20.13%               10.46%


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/08
-------                    --------
1-Year                      -34.26%
Since Inception (7/3/06)    -10.45%

CLASS R (7/3/06-10/31/08)

                               (PERFORMANCE GRAPH)


                FRANKLIN BALANCED      S&P 500          BARCLAYS CAPITAL
    DATE          FUND - CLASS R       INDEX(9)     U.S. AGGREGATE INDEX(9)
    ----        -----------------   -------------   -----------------------
    7/3/2006         $10,000           $10,000              $10,000
   7/31/2006         $10,150           $10,062              $10,135
   8/31/2006         $10,350           $10,301              $10,290
   9/30/2006         $10,469           $10,567              $10,381
  10/31/2006         $10,710           $10,911              $10,449
  11/30/2006         $10,891           $11,118              $10,571
  12/31/2006         $10,960           $11,274              $10,509
   1/31/2007         $11,052           $11,445              $10,505
   2/28/2007         $11,143           $11,221              $10,667
   3/31/2007         $11,178           $11,346              $10,667
   4/30/2007         $11,546           $11,849              $10,725
   5/31/2007         $11,760           $12,263              $10,644
   6/30/2007         $11,631           $12,059              $10,612
   7/31/2007         $11,425           $11,685              $10,701
   8/31/2007         $11,590           $11,860              $10,832
   9/30/2007         $11,825           $12,304              $10,914
  10/31/2007         $11,763           $12,499              $11,012
  11/30/2007         $11,514           $11,977              $11,210
  12/31/2007         $11,394           $11,894              $11,241
   1/31/2008         $11,191           $11,180              $11,430
   2/29/2008         $11,020           $10,817              $11,446
   3/31/2008         $10,851           $10,770              $11,485
   4/30/2008         $11,293           $11,295              $11,461
   5/31/2008         $11,366           $11,441              $11,377
   6/30/2008         $10,767           $10,477              $11,368
   7/31/2008         $10,493           $10,389              $11,359
   8/31/2008         $10,556           $10,539              $11,467
   9/30/2008         $ 9,064           $ 9,600              $11,313
  10/31/2008         $ 7,734           $ 7,987              $11,046

Total Returns         -22.66%           -20.13%               10.46%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              10/31/08
------------               --------
1-Year                      -34.01%
Since Inception (7/3/06)    -10.05%

ADVISOR CLASS (7/3/06-10/31/08)

                               (PERFORMANCE GRAPH)

                  FRANKLIN BALANCED    S&P 500       BARCLAYS CAPITAL
    DATE        FUND - ADVISOR CLASS   INDEX(9)  U.S. AGGREGATE INDEX(9)
    ----        --------------------   -------   --------------------
    7/3/2006          $10,000          $10,000           $10,000
   7/31/2006          $10,160          $10,062           $10,135
   8/31/2006          $10,360          $10,301           $10,290
   9/30/2006          $10,479          $10,567           $10,381
  10/31/2006          $10,730          $10,911           $10,449
  11/30/2006          $10,922          $11,118           $10,571
  12/31/2006          $10,984          $11,274           $10,509
   1/31/2007          $11,086          $11,445           $10,505
   2/28/2007          $11,178          $11,221           $10,667
   3/31/2007          $11,220          $11,346           $10,667
   4/30/2007          $11,589          $11,849           $10,725
   5/31/2007          $11,814          $12,263           $10,644
   6/30/2007          $11,688          $12,059           $10,612
   7/31/2007          $11,482          $11,685           $10,701
   8/31/2007          $11,657          $11,860           $10,832
   9/30/2007          $11,902          $12,304           $10,914
  10/31/2007          $11,840          $12,499           $11,012
  11/30/2007          $11,590          $11,977           $11,210
  12/31/2007          $11,485          $11,894           $11,241
   1/31/2008          $11,280          $11,180           $11,430
   2/29/2008          $11,118          $10,817           $11,446
   3/31/2008          $10,940          $10,770           $11,485
   4/30/2008          $11,401          $11,295           $11,461
   5/31/2008          $11,468          $11,441           $11,377
   6/30/2008          $10,879          $10,477           $11,368
   7/31/2008          $10,597          $10,389           $11,359
   8/31/2008          $10,666          $10,539           $11,467
   9/30/2008          $ 9,163          $ 9,600           $11,313
  10/31/2008          $ 7,814          $ 7,987           $11,046

Total Returns          -21.86%          -20.13%            10.46%


                               14 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have a higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 5.47%, 5.10%, 5.62% and 6.13% for Classes A, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Distribution rate is based on an annualization of the respective class's
     October dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 10/31/08.

(7.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(9.) Source: (C) 2008 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


                               Annual Report | 15

Your Fund's Expenses

FRANKLIN BALANCED FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  684.60              $4.28
Hypothetical (5% return before expenses)         $1,000           $1,020.06              $5.13

CLASS C
Actual                                           $1,000           $  682.20              $6.98
Hypothetical (5% return before expenses)         $1,000           $1,016.84              $8.36

CLASS R
Actual                                           $1,000           $  684.80              $5.08
Hypothetical (5% return before expenses)         $1,000           $1,019.10              $6.09

ADVISOR CLASS
Actual                                           $1,000           $  685.40              $3.01
Hypothetical (5% return before expenses)         $1,000           $1,021.57              $3.61

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.01%; C: 1.65%; R:
     1.20%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 17

Franklin Convertible Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by attempting to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 10/31/08

                                   (PIE CHART)

Convertible Bonds ...................................   63.9%
Convertible Preferred Stocks ........................   31.1%
Common Stocks .......................................    1.3%
Short-Term Investments & Other Net Assets ...........    3.7%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Convertible Securities Fund - Class A had a -39.36% cumulative total return. The Fund underperformed its benchmark, the Merrill Lynch (ML) All U.S. Convertibles Index, which had a -38.50% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 21.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The ML All U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                               18 | Annual Report

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

During the 12 months under review, Fund performance suffered as volatile financial markets revealed massive dislocations in the convertible securities market due in part to distressed hedge funds. In the financials sector, asset management holding company Affiliated Manager's Group was a major detractor from Fund performance during the reporting period. Other financials sector holdings that hurt performance included Lehman Brothers (sold by period-end), iStar Financial, CIT Group, Legg Mason, Fannie Mae and Washington Mutual (sold by period-end).

In the consumer discretionary sector, troubled automakers Ford Motor and General Motors were negatively impacted by the credit crunch and weak demand. In the same sector, a position in concert promoter Live Nation also detracted from performance. Other individual holdings that performed poorly during the review period included specialty chemicals manufacturer Celanese, offshore oil driller Cal Dive International (Helix Energy Solutions Group in the SOI) and electronic payment technologies company Verifone Holding.

The Fund also had some positive contributors to performance, several of which were sold during the reporting period because we believed they were fully valued. A position in oil, gas and consumable fuels company McMoRan Exploration (sold by period-end) generated strong returns during the reporting period and was a key contributor to Fund performance. Information storage and management company EMC and drug maker MGI Pharmaceuticals (sold by period-end) also performed well. Other holdings that had positive performance included health technology company Celgene, oil field services company Schlumberger and packaged food producer General Mills, all of which were sold by period-end.

TOP 10 HOLDINGS

Franklin Convertible Securities Fund
10/31/08

                                  (BAR CHART)

COMPANY                     % OF TOTAL
SECTOR/INDUSTRY             NET ASSETS
---------------             ----------
Medtronic Inc.                 3.6%
   HEALTH CARE
Best Buy Co. Inc.              3.1%
   CONSUMER DISCRETIONARY
PDL BioPharma                  3.0%
   HEALTH CARE
Microchip Technology Inc.      2.9%
   INFORMATION TECHNOLOGY
Carnival Corp.                 2.8%
   CONSUMER DISCRETIONARY
Intel Corp.                    2.8%
   INFORMATION TECHNOLOGY
L-3 Communications Corp.       2.7%
   INDUSTRIALS
General Motors Corp.           2.7%
   CONSUMER DISCRETIONARY
Entergy Corp.                  2.6%
   UTILITIES
Avery Dennison Corp.           2.5%
   INDUSTRIALS


                               Annual Report | 19

Thank you for your participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott
Alan E. Muschott, CFA


(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks
Edward D. Perks, CFA


(PHOTO OF MATT QUINLAN)


/s/ Matt Quinlan
Matt Quinlan, CFA

Portfolio Management Team
Franklin Convertible Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               20 | Annual Report

Performance Summary as of 10/31/08

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISCX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$7.66     $9.48     $17.14
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.7526
Short-Term Capital Gain            $0.1986
Long-Term Capital Gain             $0.3800
   TOTAL                           $1.3312

CLASS C (SYMBOL: FROTX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$7.59     $9.39     $16.98
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.6372
Short-Term Capital Gain            $0.1986
Long-Term Capital Gain             $0.3800
   TOTAL                           $1.2158

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/08    5/15/08
---------------------------                  ------   --------   --------
Net Asset Value (NAV)                        -$6.17     $9.48     $15.65
DISTRIBUTIONS (5/15/08-10/31/08)
Dividend Income                    $0.5316


                               Annual Report | 21

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR   5-YEAR   10-YEAR
-------                                         -------   ------   -------
Cumulative Total Return(1)                       -39.36%   -2.95%   +54.42%
Average Annual Total Return(2)                   -42.86%   -1.77%    +3.82%
Value of $10,000 Investment(3)                   $5,714   $9,146   $14,550
Avg. Ann. Total Return (9/30/08)(4)              -29.16%   +3.35%    +6.23%
   Distribution Rate(5)                 7.48%
   30-Day Standardized Yield(6)         5.53%
   Total Annual Operating Expenses(7)   0.89%

CLASS C                                          1-YEAR   5-YEAR   10-YEAR
-------                                         -------   ------   -------
Cumulative Total Return(1)                       -39.80%   -6.47%   +43.54%
Average Annual Total Return(2)                   -40.36%   -1.33%    +3.68%
Value of $10,000 Investment(3)                   $5,964   $9,353   $14,354
Avg. Ann. Total Return (9/30/08)(4)              -26.05%   +3.81%    +6.08%
   Distribution Rate(5)                 6.79%
   30-Day Standardized Yield(6)         5.09%
   Total Annual Operating Expenses(7)   1.64%

ADVISOR CLASS(8)                                 1-YEAR   5-YEAR   10-YEAR
----------------                                -------   ------   -------
Cumulative Total Return(1)                       -39.28%   -2.82%   +54.63%
Average Annual Total Return(2)                   -39.28%   -0.57%    +4.45%
Value of $10,000 Investment(3)                   $6,072   $9,718   $15,463
Avg. Ann. Total Return (9/30/08)(4)              -24.72%   +4.62%    +6.88%
   Distribution Rate(5)                 5.61%
   30-Day Standardized Yield(6)         6.13%
   Total Annual Operating Expenses(7)   0.64%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/08
-------   --------
1-Year     -42.86%
5-Year      -1.77%
10-Year     +3.82%

CLASS A (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                   FRANKLIN CONVERTIBLE     MERRILL LYNCH ALL U.S.
DATE            SECURITIES FUND - CLASS A    CONVERTIBLES INDEX(9)
----            -------------------------   ----------------------
   11/1/1998             $ 9,423                   $10,000
  11/30/1998             $ 9,752                   $10,478
  12/31/1998             $ 9,950                   $11,091
   1/31/1999             $10,177                   $11,638
   2/28/1999             $ 9,704                   $11,231
   3/31/1999             $ 9,688                   $11,696
   4/30/1999             $10,108                   $12,171
   5/31/1999             $10,322                   $12,109
   6/30/1999             $10,688                   $12,556
   7/31/1999             $10,554                   $12,475
   8/31/1999             $10,646                   $12,318
   9/30/1999             $10,612                   $12,399
  10/31/1999             $10,765                   $12,885
  11/30/1999             $11,212                   $13,632
  12/31/1999             $12,054                   $15,478
   1/31/2000             $12,326                   $15,474
   2/29/2000             $13,096                   $16,776
   3/31/2000             $13,543                   $16,752
   4/30/2000             $13,331                   $15,597
   5/31/2000             $13,106                   $14,922
   6/30/2000             $13,634                   $15,690
   7/31/2000             $13,415                   $15,224
   8/31/2000             $14,517                   $16,394
   9/30/2000             $14,397                   $15,859
  10/31/2000             $14,049                   $15,238
  11/30/2000             $12,795                   $13,417
  12/31/2000             $13,906                   $13,930
   1/31/2001             $14,902                   $14,797
   2/28/2001             $14,019                   $13,686
   3/31/2001             $13,549                   $13,093
   4/30/2001             $14,493                   $13,972
   5/31/2001             $14,390                   $13,885
   6/30/2001             $14,116                   $13,666
   7/31/2001             $13,936                   $13,469
   8/31/2001             $13,504                   $13,231
   9/30/2001             $12,314                   $12,442
  10/31/2001             $12,763                   $12,697
  11/30/2001             $13,558                   $13,037
  12/31/2001             $14,019                   $13,312
   1/31/2002             $13,764                   $13,101
   2/28/2002             $13,419                   $12,730
   3/31/2002             $14,069                   $13,187
   4/30/2002             $13,962                   $12,995
   5/31/2002             $13,682                   $12,881
   6/30/2002             $12,663                   $12,184
   7/31/2002             $11,588                   $11,454
   8/31/2002             $11,724                   $11,596
   9/30/2002             $11,077                   $11,187
  10/31/2002             $11,264                   $11,437
  11/30/2002             $12,145                   $12,261
  12/31/2002             $11,839                   $12,169
   1/31/2003             $11,943                   $12,365
   2/28/2003             $11,901                   $12,335
   3/31/2003             $12,076                   $12,543
   4/30/2003             $12,889                   $13,176
   5/31/2003             $13,733                   $13,789
   6/30/2003             $13,960                   $13,877
   7/31/2003             $14,173                   $13,916
   8/31/2003             $14,312                   $14,089
   9/30/2003             $14,421                   $14,263
  10/31/2003             $14,993                   $14,775
  11/30/2003             $15,456                   $15,016
  12/31/2003             $16,035                   $15,473
   1/31/2004             $16,537                   $15,942
   2/29/2004             $16,701                   $16,068
   3/31/2004             $16,877                   $16,129
   4/30/2004             $16,811                   $15,740
   5/31/2004             $16,877                   $15,780
   6/30/2004             $17,145                   $16,036
   7/31/2004             $16,710                   $15,604
   8/31/2004             $16,721                   $15,635
   9/30/2004             $17,180                   $15,903
  10/31/2004             $17,101                   $15,974
  11/30/2004             $17,936                   $16,555
  12/31/2004             $18,604                   $16,960
   1/31/2005             $18,226                   $16,589
   2/28/2005             $18,272                   $16,550
   3/31/2005             $18,084                   $16,168
   4/30/2005             $17,612                   $15,634
   5/31/2005             $18,302                   $16,037
   6/30/2005             $18,837                   $16,374
   7/31/2005             $19,626                   $16,949
   8/31/2005             $19,603                   $16,886
   9/30/2005             $19,786                   $17,054
  10/31/2005             $19,282                   $16,692
  11/30/2005             $19,540                   $16,996
  12/31/2005             $19,894                   $17,132
   1/31/2006             $20,571                   $17,838
   2/28/2006             $20,633                   $17,796
   3/31/2006             $20,833                   $18,043
   4/30/2006             $20,895                   $18,196
   5/31/2006             $20,573                   $17,912
   6/30/2006             $20,536                   $17,909
   7/31/2006             $20,449                   $17,950
   8/31/2006             $20,761                   $18,192
   9/30/2006             $21,090                   $18,408
  10/31/2006             $21,682                   $18,884
  11/30/2006             $22,275                   $19,257
  12/31/2006             $22,311                   $19,330
   1/31/2007             $22,859                   $19,749
   2/28/2007             $22,817                   $19,755
   3/31/2007             $23,004                   $19,814
   4/30/2007             $23,568                   $20,281
   5/31/2007             $24,201                   $20,740
   6/30/2007             $23,887                   $20,676
   7/31/2007             $23,221                   $20,181
   8/31/2007             $23,193                   $20,158
   9/30/2007             $24,008                   $20,882
  10/31/2007             $23,994                   $21,285
  11/30/2007             $22,860                   $20,465
  12/31/2007             $22,422                   $20,206
   1/31/2008             $21,922                   $19,820
   2/29/2008             $21,686                   $19,698
   3/31/2008             $20,930                   $19,072
   4/30/2008             $22,509                   $20,063
   5/31/2008             $22,923                   $20,340
   6/30/2008             $21,470                   $19,362
   7/31/2008             $20,847                   $18,756
   8/31/2008             $20,981                   $18,687
   9/30/2008             $18,050                   $15,961
  10/31/2008             $14,550                   $13,091
Total Returns              45.50%                    30.91%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   10/31/08
-------   --------
1-Year     -40.36%
5-Year      -1.33%
10-Year     +3.68%

CLASS C (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                   FRANKLIN CONVERTIBLE     MERRILL LYNCH ALL U.S.
DATE            SECURITIES FUND - CLASS C    CONVERTIBLES INDEX(9)
----            -------------------------   ----------------------
   11/1/1998             $10,000                   $10,000
  11/30/1998             $10,345                   $10,478
  12/31/1998             $10,549                   $11,091
   1/31/1999             $10,785                   $11,638
   2/28/1999             $10,275                   $11,231
   3/31/1999             $10,260                   $11,696
   4/30/1999             $10,691                   $12,171
   5/31/1999             $10,912                   $12,109
   6/30/1999             $11,294                   $12,556
   7/31/1999             $11,145                   $12,475
   8/31/1999             $11,228                   $12,318
   9/30/1999             $11,193                   $12,399
  10/31/1999             $11,348                   $12,885
  11/30/1999             $11,814                   $13,632
  12/31/1999             $12,688                   $15,478
   1/31/2000             $12,967                   $15,474
   2/29/2000             $13,782                   $16,776
   3/31/2000             $14,235                   $16,752
   4/30/2000             $14,001                   $15,597
   5/31/2000             $13,764                   $14,922
   6/30/2000             $14,304                   $15,690
   7/31/2000             $14,065                   $15,224
   8/31/2000             $15,208                   $16,394
   9/30/2000             $15,074                   $15,859
  10/31/2000             $14,700                   $15,238
  11/30/2000             $13,374                   $13,417
  12/31/2000             $14,540                   $13,930
   1/31/2001             $15,546                   $14,797
   2/28/2001             $14,639                   $13,686
   3/31/2001             $14,137                   $13,093
   4/30/2001             $15,116                   $13,972
   5/31/2001             $14,989                   $13,885
   6/30/2001             $14,703                   $13,666
   7/31/2001             $14,497                   $13,469
   8/31/2001             $14,047                   $13,231
   9/30/2001             $12,806                   $12,442
  10/31/2001             $13,257                   $12,697
  11/30/2001             $14,067                   $13,037
  12/31/2001             $14,540                   $13,312
   1/31/2002             $14,267                   $13,101
   2/28/2002             $13,910                   $12,730
   3/31/2002             $14,567                   $13,187
   4/30/2002             $14,447                   $12,995
   5/31/2002             $14,157                   $12,881
   6/30/2002             $13,089                   $12,184
   7/31/2002             $11,964                   $11,454
   8/31/2002             $12,107                   $11,596
   9/30/2002             $11,428                   $11,187
  10/31/2002             $11,619                   $11,437
  11/30/2002             $12,521                   $12,261
  12/31/2002             $12,188                   $12,169
   1/31/2003             $12,297                   $12,365
   2/28/2003             $12,243                   $12,335
   3/31/2003             $12,416                   $12,543
   4/30/2003             $13,234                   $13,176
   5/31/2003             $14,096                   $13,789
   6/30/2003             $14,328                   $13,877
   7/31/2003             $14,526                   $13,916
   8/31/2003             $14,659                   $14,089
   9/30/2003             $14,769                   $14,263
  10/31/2003             $15,347                   $14,775
  11/30/2003             $15,802                   $15,016
  12/31/2003             $16,394                   $15,473
   1/31/2004             $16,900                   $15,942
   2/29/2004             $17,057                   $16,068
   3/31/2004             $17,217                   $16,129
   4/30/2004             $17,149                   $15,740
   5/31/2004             $17,205                   $15,780
   6/30/2004             $17,461                   $16,036
   7/31/2004             $17,003                   $15,604
   8/31/2004             $17,003                   $15,635
   9/30/2004             $17,467                   $15,903
  10/31/2004             $17,374                   $15,974
  11/30/2004             $18,217                   $16,555
  12/31/2004             $18,869                   $16,960
   1/31/2005             $18,484                   $16,589
   2/28/2005             $18,507                   $16,550
   3/31/2005             $18,317                   $16,168
   4/30/2005             $17,824                   $15,634
   5/31/2005             $18,516                   $16,037
   6/30/2005             $19,038                   $16,374
   7/31/2005             $19,819                   $16,949
   8/31/2005             $19,795                   $16,886
   9/30/2005             $19,957                   $17,054
  10/31/2005             $19,445                   $16,692
  11/30/2005             $19,695                   $16,996
  12/31/2005             $20,031                   $17,132
   1/31/2006             $20,705                   $17,838
   2/28/2006             $20,743                   $17,796
   3/31/2006             $20,934                   $18,043
   4/30/2006             $20,984                   $18,196
   5/31/2006             $20,657                   $17,912
   6/30/2006             $20,607                   $17,909
   7/31/2006             $20,506                   $17,950
   8/31/2006             $20,797                   $18,192
   9/30/2006             $21,115                   $18,408
  10/31/2006             $21,688                   $18,884
  11/30/2006             $22,274                   $19,257
  12/31/2006             $22,294                   $19,330
   1/31/2007             $22,832                   $19,749
   2/28/2007             $22,777                   $19,755
   3/31/2007             $22,952                   $19,814
   4/30/2007             $23,506                   $20,281
   5/31/2007             $24,115                   $20,740
   6/30/2007             $23,797                   $20,676
   7/31/2007             $23,113                   $20,181
   8/31/2007             $23,072                   $20,158
   9/30/2007             $23,859                   $20,882
  10/31/2007             $23,845                   $21,285
  11/30/2007             $22,693                   $20,465
  12/31/2007             $22,251                   $20,206
   1/31/2008             $21,735                   $19,820
   2/29/2008             $21,499                   $19,698
   3/31/2008             $20,728                   $19,072
   4/30/2008             $22,278                   $20,063
   5/31/2008             $22,661                   $20,340
   6/30/2008             $21,230                   $19,362
   7/31/2008             $20,593                   $18,756
   8/31/2008             $20,711                   $18,687
   9/30/2008             $17,808                   $15,961
  10/31/2008             $14,354                   $13,091
Total Returns              43.54%                    30.91%


                               Annual Report | 23

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   10/31/08
----------------   --------
1-Year              -39.28%
5-Year               -0.57%
10-Year              +4.45%

ADVISOR CLASS (11/1/98-10/31/08)(8)

                               (PERFORMANCE GRAPH)


                FRANKLIN CONVERTIBLE SECURITIES   MERRILL LYNCH ALL U.S.
DATE                  FUND - ADVISOR CLASS         CONVERTIBLES INDEX(9)
----            -------------------------------   ----------------------
   11/1/1998                $10,000                      $10,000
  11/30/1998                $10,349                      $10,478
  12/31/1998                $10,559                      $11,091
   1/31/1999                $10,801                      $11,638
   2/28/1999                $10,298                      $11,231
   3/31/1999                $10,281                      $11,696
   4/30/1999                $10,727                      $12,171
   5/31/1999                $10,955                      $12,109
   6/30/1999                $11,343                      $12,556
   7/31/1999                $11,200                      $12,475
   8/31/1999                $11,298                      $12,318
   9/30/1999                $11,262                      $12,399
  10/31/1999                $11,424                      $12,885
  11/30/1999                $11,899                      $13,632
  12/31/1999                $12,793                      $15,478
   1/31/2000                $13,082                      $15,474
   2/29/2000                $13,899                      $16,776
   3/31/2000                $14,373                      $16,752
   4/30/2000                $14,148                      $15,597
   5/31/2000                $13,909                      $14,922
   6/30/2000                $14,470                      $15,690
   7/31/2000                $14,237                      $15,224
   8/31/2000                $15,407                      $16,394
   9/30/2000                $15,280                      $15,859
  10/31/2000                $14,910                      $15,238
  11/30/2000                $13,579                      $13,417
  12/31/2000                $14,758                      $13,930
   1/31/2001                $15,815                      $14,797
   2/28/2001                $14,878                      $13,686
   3/31/2001                $14,379                      $13,093
   4/30/2001                $15,381                      $13,972
   5/31/2001                $15,272                      $13,885
   6/30/2001                $14,981                      $13,666
   7/31/2001                $14,790                      $13,469
   8/31/2001                $14,332                      $13,231
   9/30/2001                $13,068                      $12,442
  10/31/2001                $13,545                      $12,697
  11/30/2001                $14,389                      $13,037
  12/31/2001                $14,878                      $13,312
   1/31/2002                $14,608                      $13,101
   2/28/2002                $14,241                      $12,730
   3/31/2002                $14,931                      $13,187
   4/30/2002                $14,818                      $12,995
   5/31/2002                $14,520                      $12,881
   6/30/2002                $13,439                      $12,184
   7/31/2002                $12,298                      $11,454
   8/31/2002                $12,443                      $11,596
   9/30/2002                $11,756                      $11,187
  10/31/2002                $11,955                      $11,437
  11/30/2002                $12,890                      $12,261
  12/31/2002                $12,564                      $12,169
   1/31/2003                $12,675                      $12,365
   2/28/2003                $12,631                      $12,335
   3/31/2003                $12,816                      $12,543
   4/30/2003                $13,679                      $13,176
   5/31/2003                $14,575                      $13,789
   6/30/2003                $14,815                      $13,877
   7/31/2003                $15,042                      $13,916
   8/31/2003                $15,189                      $14,089
   9/30/2003                $15,305                      $14,263
  10/31/2003                $15,911                      $14,775
  11/30/2003                $16,404                      $15,016
  12/31/2003                $17,017                      $15,473
   1/31/2004                $17,551                      $15,942
   2/29/2004                $17,724                      $16,068
   3/31/2004                $17,911                      $16,129
   4/30/2004                $17,841                      $15,740
   5/31/2004                $17,911                      $15,780
   6/30/2004                $18,195                      $16,036
   7/31/2004                $17,734                      $15,604
   8/31/2004                $17,745                      $15,635
   9/30/2004                $18,233                      $15,903
  10/31/2004                $18,149                      $15,974
  11/30/2004                $19,035                      $16,555
  12/31/2004                $19,744                      $16,960
   1/31/2005                $19,343                      $16,589
   2/28/2005                $19,392                      $16,550
   3/31/2005                $19,192                      $16,168
   4/30/2005                $18,691                      $15,634
   5/31/2005                $19,424                      $16,037
   6/30/2005                $19,991                      $16,374
   7/31/2005                $20,829                      $16,949
   8/31/2005                $20,804                      $16,886
   9/30/2005                $20,998                      $17,054
  10/31/2005                $20,464                      $16,692
  11/30/2005                $20,737                      $16,996
  12/31/2005                $21,113                      $17,132
   1/31/2006                $21,832                      $17,838
   2/28/2006                $21,897                      $17,796
   3/31/2006                $22,110                      $18,043
   4/30/2006                $22,175                      $18,196
   5/31/2006                $21,833                      $17,912
   6/30/2006                $21,795                      $17,909
   7/31/2006                $21,702                      $17,950
   8/31/2006                $22,033                      $18,192
   9/30/2006                $22,382                      $18,408
  10/31/2006                $23,011                      $18,884
  11/30/2006                $23,640                      $19,257
  12/31/2006                $23,679                      $19,330
   1/31/2007                $24,259                      $19,749
   2/28/2007                $24,216                      $19,755
   3/31/2007                $24,414                      $19,814
   4/30/2007                $25,012                      $20,281
   5/31/2007                $25,684                      $20,740
   6/30/2007                $25,351                      $20,676
   7/31/2007                $24,644                      $20,181
   8/31/2007                $24,614                      $20,158
   9/30/2007                $25,480                      $20,882
  10/31/2007                $25,465                      $21,285
  11/30/2007                $24,261                      $20,465
  12/31/2007                $23,796                      $20,206
   1/31/2008                $23,265                      $19,820
   2/29/2008                $23,015                      $19,698
   3/31/2008                $22,213                      $19,072
   4/30/2008                $23,889                      $20,063
   5/31/2008                $24,327                      $20,340
   6/30/2008                $22,800                      $19,362
   7/31/2008                $22,138                      $18,756
   8/31/2008                $22,280                      $18,687
   9/30/2008                $19,182                      $15,961
  10/31/2008                $15,463                      $13,091
Total Returns                 54.63%                       30.91%

ENDNOTES

THE FUND MAY INVEST IN HIGH YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY VOLATILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on the sum of the respective class's last four quarterly dividends for Classes A and C and past two quarterly dividends for Advisor Class and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was -36.93%.

(9.) Source: (C) 2008 Morningstar. The ML All U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents.


                               24 | Annual Report

Your Fund's Expenses

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  646.40               $3.68
Hypothetical (5% return before expenses)         $1,000           $1,020.66               $4.52

CLASS C
Actual                                           $1,000           $  644.30               $6.74
Hypothetical (5% return before expenses)         $1,000           $1,016.94               $8.26

ADVISOR CLASS
Actual (5/15/08-10/31/08)                        $1,000           $  630.70               $2.42
Hypothetical (5% return before expenses)         $1,000           $1,021.92               $3.25

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%, C: 1.63%; and Advisor: 0.64%;), multiplied by the average account value over the period, multiplied by 184/366 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 170/366) to reflect the number of days since inception.


                               26 | Annual Report

Franklin Equity Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return by emphasizing high, current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Equity Income Fund - Class A had a -38.01% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -36.10% total return.(1) The Fund also underperformed its peers in the Lipper Equity Income Funds Classification Average, which had a -33.80% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 31.

INVESTMENT STRATEGY

We emphasize dividends in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to total return. We target companies we believe are financially strong but undervalued by the market. To identify such companies, we use a current relative yield analysis

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 10/31/08, there were 286 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

     The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 76.


                               Annual Report | 27

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Financials                                   15.3%
Industrials                                  14.5%
Health Care                                  11.0%
Information Technology                       10.8%
Consumer Discretionary                       10.6%
Energy                                       10.0%
Consumer Staple                               7.1%
Utilities                                     6.2%
Materials                                     4.0%
Telecommunication Services                    3.3%
Short-Term Investments & Other Net Assets     7.2%

DIVIDEND DISTRIBUTIONS*
Franklin Equity Income Fund
11/1/07-10/31/08

                                         DIVIDEND PER SHARE
              -----------------------------------------------------------------------
MONTH           CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS**
-----         -----------   -----------   -----------   -----------   ---------------
November       3.24 cents    1.83 cents    1.85 cents    2.75 cents          --
December***   10.24 cents    8.82 cents    8.81 cents    9.75 cents          --
January        3.24 cents    1.82 cents    1.81 cents    2.75 cents          --
February       3.50 cents    2.21 cents    2.20 cents    3.02 cents          --
March          3.50 cents    2.21 cents    2.20 cents    3.02 cents          --
April          3.50 cents    2.21 cents    2.20 cents    3.02 cents          --
May            3.50 cents    2.21 cents    2.20 cents    3.02 cents          --
June           3.50 cents    2.47 cents    2.48 cents    3.11 cents      3.87 cents
July           3.50 cents    2.47 cents    2.48 cents    3.11 cents      3.87 cents
August         3.50 cents    2.47 cents    2.48 cents    3.11 cents      3.87 cents
September      3.50 cents    2.59 cents    2.58 cents    3.18 cents      3.84 cents
October        3.50 cents    2.59 cents    2.58 cents    3.18 cents      3.84 cents
              -----------   -----------   -----------   -----------     -----------
TOTAL         48.22 CENTS   33.90 CENTS   33.87 CENTS   43.02 CENTS     19.29 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 5/15/08, the Fund began offering Advisor Class shares. Please see the prospectus for details.

*** Includes an additional 7.00 cent per share distribution to meet excise tax requirements.

that focuses on a company's dividend yield (calculated by dividing a stock's annual per share dividends by its per share market price). Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.


                               28 | Annual Report

MANAGER'S DISCUSSION

During the 12 months under review, Fund performance was hurt by the challenging economic and market environment. Among the Fund's major detractors from performance during the review period were a preferred stock position in investment bank Lehman Brothers (not held at period-end), which filed for bankruptcy protection in October, and a convertible preferred stock position in mortgage giant Fannie Mae. Several other financials sector companies also detracted from the Fund's results such as equity positions in iStar Financial, Citigroup and Bank of America.

In the materials sector, major aluminum producer Alcoa was a significant detractor from performance as metals prices plummeted in the latter half of the reporting period. In the consumer discretionary sector, shares of high-end retailer Nordstrom also declined amid a pullback in consumer spending.

Other holdings that weighed notably on performance included integrated energy company ConocoPhillips, heavy equipment manufacturer Caterpillar, Finnish cell phone maker Nokia, industrial conglomerate General Electric and major communications company AT&T.

The Fund also had some positive contributors to performance, including a position in U.S. brewer Anheuser-Busch (sold by period-end), whose stock price rose as the company agreed to be taken over by Belgium-based InBev. Among other holdings that boosted performance was a position in insurance broker Marsh & McLennan. Defense company Raytheon (sold by period-end) also had positive returns during the reporting period.

TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/08

                                  (BAR CHART)

COMPANY                                           % OF TOTAL
SECTOR/INDUSTRY                                   NET ASSETS
---------------                                   ----------
JPMorgan Chase & Co.                                  3.7%
   FINANCIALS
Bank of America Corp.                                 3.5%
   FINANCIALS
Roche Holding AG                                      3.4%
   HEALTH CARE
AT&T Inc.                                             3.3%
   TELECOMMUNICATION SERVICES
Chevron Corp.                                         3.0%
   ENERGY
The Goldman Sachs Group Inc. into Comcast Corp.       2.7%
   CONSUMER DISCRETIONARY
Microchip Technology Inc.                             2.6%
   INFORMATION TECHNOLOGY
Exxon Mobil Corp.                                     2.6%
   ENERGY
The Coca-Cola Co.                                     2.6%
   CONSUMER STAPLES
ConocoPhillips                                        2.6%
   ENERGY


                               Annual Report | 29

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott
Alan E. Muschott, CFA


(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks
Edward D. Perks, CFA


(PHOTO OF FRANK M. FELICELLI)


/s/ Frank M. Felicelli
Frank M. Felicelli, CFA

Portfolio Management Team
Franklin Equity Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               30 | Annual Report

Performance Summary as of 10/31/08

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISEX)                      CHANGE   10/31/08   10/31/07
--------------------------------             ------   --------   --------
Net Asset Value (NAV)                        -$9.53    $12.88     $22.41
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.4822
Short-Term Capital Gain            $0.1310
Long-Term Capital Gain             $0.8335
   TOTAL                           $1.4467

CLASS B (SYMBOL: FBEIX)                      CHANGE   10/31/08   10/31/07
--------------------------------             ------   --------   --------
Net Asset Value (NAV)                        -$9.48    $12.82     $22.30
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.3390
Short-Term Capital Gain            $0.1310
Long-Term Capital Gain             $0.8335
   TOTAL                           $1.3035

CLASS C (SYMBOL: FRETX)                      CHANGE   10/31/08   10/31/07
--------------------------------             ------   --------   --------
Net Asset Value (NAV)                        -$9.48    $12.83     $22.31
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.3387
Short-Term Capital Gain            $0.1310
Long-Term Capital Gain             $0.8335
   TOTAL                           $1.3032

CLASS R (SYMBOL: FREIX)                      CHANGE   10/31/08   10/31/07
--------------------------------             ------   --------   --------
Net Asset Value (NAV)                        -$9.54    $12.89     $22.43
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.4302
Short-Term Capital Gain            $0.1310
Long-Term Capital Gain             $0.8335
   TOTAL                           $1.3947

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/08    5/15/08
--------------------------------             ------   --------   --------
Net Asset Value (NAV)                        -$6.71    $12.88     $19.59
DISTRIBUTIONS (5/15/08-10/31/08)
Dividend Income                    $0.1929


                               Annual Report | 31

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR: NO SALES CHARGES.

CLASS A                                           1-YEAR    5-YEAR   10-YEAR
-------                                          -------   -------   -------
Cumulative Total Return(1)                        -38.01%    -7.45%   +10.42%
Average Annual Total Return(2)                    -41.58%    -2.70%    +0.40%
Value of $10,000 Investment(3)                   $ 5,842    $8,722   $10,405
Avg. Ann. Total Return (9/30/08)(4)               -30.77%    +1.96%    +2.61%
   Distribution Rate(5)                  3.07%
   30-Day Standardized Yield(6)          3.93%
   Total Annual Operating Expenses(7)    0.94%

CLASS B                                           1-YEAR    5-YEAR   INCEPTION (1/1/99)
-------                                          -------   -------   -----------------
Cumulative Total Return(1)                        -38.47%   -10.81%        +0.65%
Average Annual Total Return(2)                    -40.77%    -2.58%        +0.07%
Value of $10,000 Investment(3)                   $ 5,923   $ 8,775       $10,065
Avg. Ann. Total Return (9/30/08)(4)               -29.81%    +2.08%        +1.90%
   Distribution Rate(5)                  2.42%
   30-Day Standardized Yield(6)          3.42%
   Total Annual Operating Expenses(7)    1.69%

CLASS C                                           1-YEAR    5-YEAR   10-YEAR
-------                                          -------   -------   -------
Cumulative Total Return(1)                        -38.46%   -10.80%    +2.49%
Average Annual Total Return(2)                    -39.03%    -2.26%    +0.25%
Value of $10,000 Investment(3)                   $ 6,097   $ 8,920   $10,249
Avg. Ann. Total Return (9/30/08)(4)               -27.75%    +2.41%    +2.46%
   Distribution Rate(5)                  2.41%
   30-Day Standardized Yield(6)          3.40%
   Total Annual Operating Expenses(7)    1.69%

CLASS R                                           1-YEAR    5-YEAR   INCEPTION (8/1/02)
-------                                          -------   -------   -----------------
Cumulative Total Return(1)                        -38.18%    -8.65%        +3.71%
Average Annual Total Return(2)                    -38.18%    -1.79%        +0.59%
Value of $10,000 Investment(3)                   $ 6,182    $9,135       $10,757
Avg. Ann. Total Return (9/30/08)(4)               -26.78%    +2.90%        +3.53%
   Distribution Rate(5)                  2.96%
   30-Day Standardized Yield(6)          3.91%
   Total Annual Operating Expenses(7)    1.19%

ADVISOR CLASS(8)                                  1-YEAR    5-YEAR   10-YEAR
----------------                                 -------   -------   -------
Cumulative Total Return(1)                        -37.94%    -7.35%   +10.55%
Average Annual Total Return(2)                    -37.94%    -1.51%    +1.01%
Value of $10,000 Investment(3)                   $ 6,206    $9,265   $11,055
Avg. Ann. Total Return (9/30/08)(4)               -26.44%    +3.21%    +3.24%
   Distribution Rate(5)                  3.58%
   30-Day Standardized Yield(6)          4.42%
   Total Annual Operating Expenses(7)    0.69%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               32 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/08
-------   --------
1-Year     -41.58%
5-Year      -2.70%
10-Year     +0.40%

CLASS A (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                 LIPPER
                 INCOME FUND -    S&P 500    EQUITY INCOME
    DATE            CLASS A       INDEX(9)  FUNDS AVERAGE(9)   CPI(9)
    ----        ---------------   -------   ----------------  --------
 11/1/1998          $ 9,423       $10,000        $10,000       $10,000
11/30/1998          $ 9,727       $10,606        $10,407       $10,000
12/31/1998          $ 9,729       $11,217        $10,732       $ 9,994
 1/31/1999          $ 9,544       $11,686        $10,676       $10,018
 2/28/1999          $ 9,378       $11,323        $10,463       $10,030
 3/31/1999          $ 9,500       $11,776        $10,703       $10,061
 4/30/1999          $10,252       $12,232        $11,430       $10,134
 5/31/1999          $10,364       $11,943        $11,354       $10,134
 6/30/1999          $10,487       $12,606        $11,690       $10,134
 7/31/1999          $10,202       $12,213        $11,367       $10,165
 8/31/1999          $ 9,958       $12,152        $11,074       $10,189
 9/30/1999          $ 9,682       $11,819        $10,709       $10,238
10/31/1999          $ 9,885       $12,567        $11,123       $10,256
11/30/1999          $ 9,778       $12,823        $11,070       $10,262
12/31/1999          $ 9,806       $13,578        $11,221       $10,262
 1/31/2000          $ 9,502       $12,896        $10,841       $10,293
 2/29/2000          $ 8,996       $12,652        $10,254       $10,354
 3/31/2000          $ 9,853       $13,889        $11,245       $10,439
 4/30/2000          $ 9,956       $13,471        $11,197       $10,445
 5/31/2000          $10,160       $13,195        $11,385       $10,457
 6/30/2000          $ 9,936       $13,520        $11,120       $10,512
 7/31/2000          $10,027       $13,309        $11,167       $10,537
 8/31/2000          $10,735       $14,135        $11,815       $10,537
 9/30/2000          $10,896       $13,389        $11,866       $10,591
10/31/2000          $11,273       $13,333        $12,087       $10,610
11/30/2000          $11,030       $12,281        $11,665       $10,616
12/31/2000          $11,630       $12,342        $12,279       $10,610
 1/31/2001          $11,749       $12,779        $12,378       $10,677
 2/28/2001          $11,510       $11,614        $12,035       $10,720
 3/31/2001          $11,154       $10,878        $11,649       $10,744
 4/30/2001          $11,691       $11,724        $12,292       $10,787
 5/31/2001          $11,870       $11,802        $12,491       $10,835
 6/30/2001          $11,677       $11,515        $12,181       $10,854
 7/31/2001          $11,832       $11,402        $12,152       $10,823
 8/31/2001          $11,525       $10,688        $11,769       $10,823
 9/30/2001          $10,649       $ 9,825        $10,989       $10,872
10/31/2001          $10,573       $10,012        $11,019       $10,835
11/30/2001          $11,211       $10,780        $11,567       $10,817
12/31/2001          $11,475       $10,875        $11,808       $10,774
 1/31/2002          $11,452       $10,716        $11,667       $10,799
 2/28/2002          $11,599       $10,510        $11,722       $10,841
 3/31/2002          $11,951       $10,905        $12,184       $10,902
 4/30/2002          $11,589       $10,244        $11,800       $10,963
 5/31/2002          $11,730       $10,168        $11,778       $10,963
 6/30/2002          $11,020       $ 9,444        $11,062       $10,970
 7/31/2002          $10,114       $ 8,708        $10,144       $10,982
 8/31/2002          $10,176       $ 8,765        $10,239       $11,018
 9/30/2002          $ 8,960       $ 7,812        $ 9,173       $11,037
10/31/2002          $ 9,470       $ 8,500        $ 9,703       $11,055
11/30/2002          $10,123       $ 9,000        $10,263       $11,055
12/31/2002          $ 9,742       $ 8,471        $ 9,895       $11,030
 1/31/2003          $ 9,353       $ 8,249        $ 9,607       $11,079
 2/28/2003          $ 8,995       $ 8,125        $ 9,354       $11,165
 3/31/2003          $ 8,990       $ 8,204        $ 9,376       $11,232
 4/30/2003          $ 9,669       $ 8,880        $10,100       $11,207
 5/31/2003          $10,326       $ 9,348        $10,745       $11,189
 6/30/2003          $10,495       $ 9,468        $10,872       $11,201
 7/31/2003          $10,528       $ 9,634        $10,995       $11,213
 8/31/2003          $10,667       $ 9,822        $11,175       $11,256
 9/30/2003          $10,625       $ 9,718        $11,080       $11,293
10/31/2003          $11,243       $10,268        $11,636       $11,280
11/30/2003          $11,383       $10,359        $11,787       $11,250
12/31/2003          $12,166       $10,902        $12,484       $11,238
 1/31/2004          $12,344       $11,102        $12,636       $11,293
 2/29/2004          $12,536       $11,257        $12,879       $11,354
 3/31/2004          $12,354       $11,087        $12,749       $11,427
 4/30/2004          $12,190       $10,913        $12,517       $11,463
 5/31/2004          $12,268       $11,062        $12,587       $11,530
 6/30/2004          $12,557       $11,277        $12,871       $11,567
 7/31/2004          $12,329       $10,904        $12,611       $11,549
 8/31/2004          $12,497       $10,947        $12,751       $11,555
 9/30/2004          $12,569       $11,065        $12,934       $11,579
10/31/2004          $12,596       $11,235        $13,076       $11,640
11/30/2004          $13,087       $11,690        $13,662       $11,646
12/31/2004          $13,440       $12,087        $14,077       $11,604
 1/31/2005          $13,182       $11,793        $13,825       $11,628
 2/28/2005          $13,651       $12,040        $14,262       $11,695
 3/31/2005          $13,314       $11,827        $14,024       $11,787
 4/30/2005          $13,153       $11,603        $13,789       $11,866
 5/31/2005          $13,331       $11,972        $14,082       $11,854
 6/30/2005          $13,411       $11,989        $14,221       $11,860
 7/31/2005          $13,615       $12,435        $14,653       $11,915
 8/31/2005          $13,570       $12,321        $14,555       $11,976
 9/30/2005          $13,716       $12,421        $14,670       $12,122
10/31/2005          $13,469       $12,214        $14,375       $12,146
11/30/2005          $13,793       $12,676        $14,778       $12,049
12/31/2005          $13,871       $12,680        $14,853       $12,000
 1/31/2006          $14,212       $13,016        $15,333       $12,091
 2/28/2006          $14,234       $13,052        $15,391       $12,116
 3/31/2006          $14,338       $13,214        $15,602       $12,183
 4/30/2006          $14,702       $13,391        $15,958       $12,287
 5/31/2006          $14,354       $13,006        $15,586       $12,348
 6/30/2006          $14,439       $13,024        $15,639       $12,372
 7/31/2006          $14,551       $13,104        $15,885       $12,409
 8/31/2006          $14,848       $13,416        $16,175       $12,433
 9/30/2006          $15,180       $13,762        $16,445       $12,372
10/31/2006          $15,629       $14,210        $16,947       $12,305
11/30/2006          $15,886       $14,480        $17,284       $12,287
12/31/2006          $16,140       $14,683        $17,601       $12,305
 1/31/2007          $16,326       $14,905        $17,821       $12,342
 2/28/2007          $16,150       $14,614        $17,642       $12,408
 3/31/2007          $16,285       $14,777        $17,875       $12,521
 4/30/2007          $17,014       $15,432        $18,578       $12,603
 5/31/2007          $17,663       $15,970        $19,206       $12,680
 6/30/2007          $17,284       $15,705        $18,896       $12,704
 7/31/2007          $16,435       $15,218        $18,235       $12,701
 8/31/2007          $16,647       $15,446        $18,483       $12,678
 9/30/2007          $16,911       $16,024        $19,039       $12,713
10/31/2007          $16,785       $16,279        $19,211       $12,740
11/30/2007          $15,739       $15,598        $18,456       $12,816
12/31/2007          $15,567       $15,490        $18,277       $12,807
 1/31/2008          $15,309       $14,561        $17,480       $12,871
 2/29/2008          $14,599       $14,088        $16,959       $12,908
 3/31/2008          $14,477       $14,027        $16,839       $13,020
 4/30/2008          $15,199       $14,710        $17,514       $13,099
 5/31/2008          $15,210       $14,901        $17,705       $13,209
 6/30/2008          $13,750       $13,645        $16,191       $13,342
 7/31/2008          $13,484       $13,530        $16,074       $13,412
 8/31/2008          $13,688       $13,725        $16,264       $13,359
 9/30/2008          $12,421       $12,502        $15,061       $13,340
10/31/2008          $10,405       $10,403        $12,725       $13,206
Total Returns          4.05%         4.03%         27.25%        32.06%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    10/31/08
-------                    --------
1-Year                      -40.77%
5-Year                       -2.58%
Since Inception (1/1/99)     +0.07%

CLASS B (1/1/99-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                 LIPPER
                 INCOME FUND -    S&P 500    EQUITY INCOME
    DATE            CLASS B       INDEX(9)  FUNDS AVERAGE(9)   CPI(9)
    ----        ---------------   -------   ----------------  --------
  1/1/1999          $10,000       $10,000        $10,000       $10,000
 1/31/1999          $ 9,805       $10,418        $ 9,948       $10,024
 2/28/1999          $ 9,629       $10,094        $ 9,750       $10,037
 3/31/1999          $ 9,748       $10,498        $ 9,973       $10,067
 4/30/1999          $10,513       $10,905        $10,650       $10,140
 5/31/1999          $10,617       $10,647        $10,580       $10,140
 6/30/1999          $10,732       $11,238        $10,893       $10,140
 7/31/1999          $10,435       $10,887        $10,592       $10,171
 8/31/1999          $10,179       $10,834        $10,319       $10,195
 9/30/1999          $ 9,885       $10,537        $ 9,979       $10,244
10/31/1999          $10,087       $11,203        $10,365       $10,262
11/30/1999          $ 9,966       $11,431        $10,315       $10,268
12/31/1999          $10,000       $12,104        $10,456       $10,268
 1/31/2000          $ 9,677       $11,496        $10,102       $10,299
 2/29/2000          $ 9,160       $11,279        $ 9,555       $10,360
 3/31/2000          $10,023       $12,382        $10,479       $10,445
 4/30/2000          $10,116       $12,010        $10,434       $10,451
 5/31/2000          $10,317       $11,763        $10,609       $10,464
 6/30/2000          $10,084       $12,053        $10,362       $10,519
 7/31/2000          $10,171       $11,865        $10,405       $10,543
 8/31/2000          $10,880       $12,602        $11,010       $10,543
 9/30/2000          $11,043       $11,936        $11,057       $10,598
10/31/2000          $11,415       $11,886        $11,263       $10,616
11/30/2000          $11,162       $10,949        $10,870       $10,622
12/31/2000          $11,757       $11,002        $11,441       $10,616
 1/31/2001          $11,876       $11,393        $11,534       $10,683
 2/28/2001          $11,627       $10,354        $11,215       $10,726
 3/31/2001          $11,258       $ 9,698        $10,855       $10,750
 4/30/2001          $11,795       $10,452        $11,454       $10,793
 5/31/2001          $11,969       $10,522        $11,639       $10,842
 6/30/2001          $11,761       $10,266        $11,351       $10,860
 7/31/2001          $11,911       $10,165        $11,323       $10,830
 8/31/2001          $11,595       $ 9,528        $10,967       $10,830
 9/30/2001          $10,709       $ 8,759        $10,240       $10,879
10/31/2001          $10,619       $ 8,926        $10,267       $10,842
11/30/2001          $11,255       $ 9,611        $10,779       $10,824
12/31/2001          $11,515       $ 9,695        $11,003       $10,781
 1/31/2002          $11,486       $ 9,553        $10,872       $10,805
 2/28/2002          $11,621       $ 9,369        $10,923       $10,848
 3/31/2002          $11,975       $ 9,721        $11,353       $10,909
 4/30/2002          $11,604       $ 9,132        $10,996       $10,970
 5/31/2002          $11,738       $ 9,065        $10,975       $10,970
 6/30/2002          $11,018       $ 8,419        $10,308       $10,976
 7/31/2002          $10,108       $ 7,763        $ 9,452       $10,988
 8/31/2002          $10,164       $ 7,814        $ 9,541       $11,025
 9/30/2002          $ 8,945       $ 6,965        $ 8,548       $11,043
10/31/2002          $ 9,443       $ 7,578        $ 9,042       $11,062
11/30/2002          $10,096       $ 8,024        $ 9,563       $11,062
12/31/2002          $ 9,709       $ 7,552        $ 9,220       $11,037
 1/31/2003          $ 9,309       $ 7,354        $ 8,952       $11,086
 2/28/2003          $ 8,953       $ 7,244        $ 8,716       $11,171
 3/31/2003          $ 8,936       $ 7,314        $ 8,736       $11,239
 4/30/2003          $ 9,609       $ 7,917        $ 9,412       $11,214
 5/31/2003          $10,252       $ 8,334        $10,012       $11,196
 6/30/2003          $10,415       $ 8,440        $10,130       $11,208
 7/31/2003          $10,442       $ 8,589        $10,246       $11,220
 8/31/2003          $10,576       $ 8,756        $10,413       $11,263
 9/30/2003          $10,527       $ 8,664        $10,324       $11,300
10/31/2003          $11,129       $ 9,154        $10,843       $11,287
11/30/2003          $11,261       $ 9,235        $10,984       $11,257
12/31/2003          $12,031       $ 9,719        $11,633       $11,245
 1/31/2004          $12,202       $ 9,898        $11,775       $11,300
 2/29/2004          $12,385       $10,035        $12,001       $11,361
 3/31/2004          $12,196       $ 9,884        $11,879       $11,434
 4/30/2004          $12,025       $ 9,728        $11,663       $11,470
 5/31/2004          $12,095       $ 9,862        $11,729       $11,538
 6/30/2004          $12,373       $10,053        $11,994       $11,574
 7/31/2004          $12,139       $ 9,720        $11,751       $11,556
 8/31/2004          $12,298       $ 9,759        $11,882       $11,562
 9/30/2004          $12,362       $ 9,865        $12,052       $11,586
10/31/2004          $12,375       $10,016        $12,184       $11,647
11/30/2004          $12,852       $10,421        $12,730       $11,653
12/31/2004          $13,192       $10,775        $13,117       $11,611
 1/31/2005          $12,930       $10,513        $12,882       $11,635
 2/28/2005          $13,378       $10,734        $13,289       $11,702
 3/31/2005          $13,044       $10,544        $13,067       $11,794
 4/30/2005          $12,878       $10,344        $12,849       $11,873
 5/31/2005          $13,051       $10,673        $13,122       $11,861
 6/30/2005          $13,115       $10,688        $13,252       $11,867
 7/31/2005          $13,307       $11,085        $13,654       $11,922
 8/31/2005          $13,255       $10,984        $13,563       $11,983
 9/30/2005          $13,390       $11,073        $13,670       $12,129
10/31/2005          $13,139       $10,889        $13,395       $12,154
11/30/2005          $13,448       $11,301        $13,770       $12,056
12/31/2005          $13,516       $11,304        $13,841       $12,007
 1/31/2006          $13,841       $11,604        $14,288       $12,099
 2/28/2006          $13,854       $11,635        $14,342       $12,123
 3/31/2006          $13,947       $11,780        $14,538       $12,190
 4/30/2006          $14,293       $11,938        $14,870       $12,294
 5/31/2006          $13,939       $11,595        $14,523       $12,355
 6/30/2006          $14,012       $11,611        $14,573       $12,379
 7/31/2006          $14,119       $11,682        $14,802       $12,416
 8/31/2006          $14,392       $11,960        $15,072       $12,441
 9/30/2006          $14,707       $12,268        $15,324       $12,379
10/31/2006          $15,135       $12,668        $15,792       $12,312
11/30/2006          $15,369       $12,909        $16,106       $12,294
12/31/2006          $15,613       $13,090        $16,401       $12,312
 1/31/2007          $15,794       $13,288        $16,606       $12,350
 2/28/2007          $15,624       $13,028        $16,439       $12,416
 3/31/2007          $15,755       $13,174        $16,656       $12,529
 4/30/2007          $16,461       $13,757        $17,311       $12,610
 5/31/2007          $17,088       $14,237        $17,896       $12,688
 6/30/2007          $16,722       $14,001        $17,608       $12,712
 7/31/2007          $15,901       $13,567        $16,992       $12,709
 8/31/2007          $16,106       $13,770        $17,223       $12,686
 9/30/2007          $16,361       $14,285        $17,741       $12,721
10/31/2007          $16,240       $14,512        $17,901       $12,748
11/30/2007          $15,226       $13,906        $17,197       $12,823
12/31/2007          $15,060       $13,809        $17,031       $12,815
 1/31/2008          $14,810       $12,981        $16,288       $12,879
 2/29/2008          $14,123       $12,559        $15,803       $12,916
 3/31/2008          $14,004       $12,505        $15,691       $13,028
 4/30/2008          $14,702       $13,114        $16,320       $13,107
 5/31/2008          $14,712       $13,284        $16,498       $13,217
 6/30/2008          $13,300       $12,164        $15,087       $13,351
 7/31/2008          $13,042       $12,062        $14,978       $13,421
 8/31/2008          $13,240       $12,236        $15,155       $13,367
 9/30/2008          $12,015       $11,146        $14,034       $13,349
10/31/2008          $10,065       $ 9,274        $11,857       $13,214
Total Returns          0.65%        -7.26%         18.57%        32.14%


                               Annual Report | 33

AVERAGE ANNUAL TOTAL RETURN

CLASS C   10/31/08
-------   --------
1-Year     -39.03%
5-Year      -2.26%
10-Year     +0.25%

CLASS C (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                 LIPPER
                 INCOME FUND -    S&P 500    EQUITY INCOME
    DATE            CLASS C       INDEX(9)  FUNDS AVERAGE(9)   CPI(9)
    ----        ---------------   -------   ----------------  --------
 11/1/1998          $10,000       $10,000        $10,000       $10,000
11/30/1998          $10,317       $10,606        $10,407       $10,000
12/31/1998          $10,308       $11,217        $10,732       $ 9,994
 1/31/1999          $10,111       $11,686        $10,676       $10,018
 2/28/1999          $ 9,929       $11,323        $10,463       $10,030
 3/31/1999          $10,052       $11,776        $10,703       $10,061
 4/30/1999          $10,842       $12,232        $11,430       $10,134
 5/31/1999          $10,950       $11,943        $11,354       $10,134
 6/30/1999          $11,074       $12,606        $11,690       $10,134
 7/31/1999          $10,766       $12,213        $11,367       $10,165
 8/31/1999          $10,501       $12,152        $11,074       $10,189
 9/30/1999          $10,203       $11,819        $10,709       $10,238
10/31/1999          $10,411       $12,567        $11,123       $10,256
11/30/1999          $10,291       $12,823        $11,070       $10,262
12/31/1999          $10,313       $13,578        $11,221       $10,262
 1/31/2000          $ 9,984       $12,896        $10,841       $10,293
 2/29/2000          $ 9,449       $12,652        $10,254       $10,354
 3/31/2000          $10,345       $13,889        $11,245       $10,439
 4/30/2000          $10,447       $13,471        $11,197       $10,445
 5/31/2000          $10,654       $13,195        $11,385       $10,457
 6/30/2000          $10,413       $13,520        $11,120       $10,512
 7/31/2000          $10,503       $13,309        $11,167       $10,537
 8/31/2000          $11,234       $14,135        $11,815       $10,537
 9/30/2000          $11,402       $13,389        $11,866       $10,591
10/31/2000          $11,791       $13,333        $12,087       $10,610
11/30/2000          $11,529       $12,281        $11,665       $10,616
12/31/2000          $12,144       $12,342        $12,279       $10,610
 1/31/2001          $12,260       $12,779        $12,378       $10,677
 2/28/2001          $12,003       $11,614        $12,035       $10,720
 3/31/2001          $11,628       $10,878        $11,649       $10,744
 4/30/2001          $12,182       $11,724        $12,292       $10,787
 5/31/2001          $12,355       $11,802        $12,491       $10,835
 6/30/2001          $12,145       $11,515        $12,181       $10,854
 7/31/2001          $12,300       $11,402        $12,152       $10,823
 8/31/2001          $11,973       $10,688        $11,769       $10,823
 9/30/2001          $11,052       $ 9,825        $10,989       $10,872
10/31/2001          $10,966       $10,012        $11,019       $10,835
11/30/2001          $11,622       $10,780        $11,567       $10,817
12/31/2001          $11,890       $10,875        $11,808       $10,774
 1/31/2002          $11,861       $10,716        $11,667       $10,799
 2/28/2002          $12,000       $10,510        $11,722       $10,841
 3/31/2002          $12,359       $10,905        $12,184       $10,902
 4/30/2002          $11,982       $10,244        $11,800       $10,963
 5/31/2002          $12,115       $10,168        $11,778       $10,963
 6/30/2002          $11,378       $ 9,444        $11,062       $10,970
 7/31/2002          $10,438       $ 8,708        $10,144       $10,982
 8/31/2002          $10,496       $ 8,765        $10,239       $11,018
 9/30/2002          $ 9,238       $ 7,812        $ 9,173       $11,037
10/31/2002          $ 9,752       $ 8,500        $ 9,703       $11,055
11/30/2002          $10,426       $ 9,000        $10,263       $11,055
12/31/2002          $10,021       $ 8,471        $ 9,895       $11,030
 1/31/2003          $ 9,615       $ 8,249        $ 9,607       $11,079
 2/28/2003          $ 9,241       $ 8,125        $ 9,354       $11,165
 3/31/2003          $ 9,230       $ 8,204        $ 9,376       $11,232
 4/30/2003          $ 9,924       $ 8,880        $10,100       $11,207
 5/31/2003          $10,588       $ 9,348        $10,745       $11,189
 6/30/2003          $10,756       $ 9,468        $10,872       $11,201
 7/31/2003          $10,777       $ 9,634        $10,995       $11,213
 8/31/2003          $10,920       $ 9,822        $11,175       $11,256
 9/30/2003          $10,869       $ 9,718        $11,080       $11,293
10/31/2003          $11,490       $10,268        $11,636       $11,280
11/30/2003          $11,627       $10,359        $11,787       $11,250
12/31/2003          $12,421       $10,902        $12,484       $11,238
 1/31/2004          $12,591       $11,102        $12,636       $11,293
 2/29/2004          $12,786       $11,257        $12,879       $11,354
 3/31/2004          $12,591       $11,087        $12,749       $11,427
 4/30/2004          $12,415       $10,913        $12,517       $11,463
 5/31/2004          $12,487       $11,062        $12,587       $11,530
 6/30/2004          $12,768       $11,277        $12,871       $11,567
 7/31/2004          $12,533       $10,904        $12,611       $11,549
 8/31/2004          $12,696       $10,947        $12,751       $11,555
 9/30/2004          $12,762       $11,065        $12,934       $11,579
10/31/2004          $12,776       $11,235        $13,076       $11,640
11/30/2004          $13,267       $11,690        $13,662       $11,646
12/31/2004          $13,618       $12,087        $14,077       $11,604
 1/31/2005          $13,348       $11,793        $13,825       $11,628
 2/28/2005          $13,810       $12,040        $14,262       $11,695
 3/31/2005          $13,466       $11,827        $14,024       $11,787
 4/30/2005          $13,294       $11,603        $13,789       $11,866
 5/31/2005          $13,472       $11,972        $14,082       $11,854
 6/30/2005          $13,538       $11,989        $14,221       $11,860
 7/31/2005          $13,737       $12,435        $14,653       $11,915
 8/31/2005          $13,683       $12,321        $14,555       $11,976
 9/30/2005          $13,822       $12,421        $14,670       $12,122
10/31/2005          $13,563       $12,214        $14,375       $12,146
11/30/2005          $13,882       $12,676        $14,778       $12,049
12/31/2005          $13,952       $12,680        $14,853       $12,000
 1/31/2006          $14,287       $13,016        $15,333       $12,091
 2/28/2006          $14,301       $13,052        $15,391       $12,116
 3/31/2006          $14,397       $13,214        $15,602       $12,183
 4/30/2006          $14,754       $13,391        $15,958       $12,287
 5/31/2006          $14,389       $13,006        $15,586       $12,348
 6/30/2006          $14,464       $13,024        $15,639       $12,372
 7/31/2006          $14,575       $13,104        $15,885       $12,409
 8/31/2006          $14,857       $13,416        $16,175       $12,433
 9/30/2006          $15,181       $13,762        $16,445       $12,372
10/31/2006          $15,623       $14,210        $16,947       $12,305
11/30/2006          $15,865       $14,480        $17,284       $12,287
12/31/2006          $16,117       $14,683        $17,601       $12,305
 1/31/2007          $16,286       $14,905        $17,821       $12,342
 2/28/2007          $16,107       $14,614        $17,642       $12,408
 3/31/2007          $16,225       $14,777        $17,875       $12,521
 4/30/2007          $16,944       $15,432        $18,578       $12,603
 5/31/2007          $17,582       $15,970        $19,206       $12,680
 6/30/2007          $17,194       $15,705        $18,896       $12,704
 7/31/2007          $16,336       $15,218        $18,235       $12,701
 8/31/2007          $16,537       $15,446        $18,483       $12,678
 9/30/2007          $16,790       $16,024        $19,039       $12,713
10/31/2007          $16,654       $16,279        $19,211       $12,740
11/30/2007          $15,608       $15,598        $18,456       $12,816
12/31/2007          $15,426       $15,490        $18,277       $12,807
 1/31/2008          $15,157       $14,561        $17,480       $12,871
 2/29/2008          $14,449       $14,088        $16,959       $12,908
 3/31/2008          $14,317       $14,027        $16,839       $13,020
 4/30/2008          $15,031       $14,710        $17,514       $13,099
 5/31/2008          $15,032       $14,901        $17,705       $13,209
 6/30/2008          $13,576       $13,645        $16,191       $13,342
 7/31/2008          $13,303       $13,530        $16,074       $13,412
 8/31/2008          $13,498       $13,725        $16,264       $13,359
 9/30/2008          $12,245       $12,502        $15,061       $13,340
10/31/2008          $10,249       $10,403        $12,725       $13,206
Total Returns          2.49%         4.03%         27.25%        32.06%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/08
-------                    --------
1-Year                      -38.18%
5-Year                       -1.79%
Since Inception (8/1/02)     +0.59%

CLASS R (8/1/02-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                 LIPPER
                 INCOME FUND -    S&P 500    EQUITY INCOME
    DATE            CLASS R       INDEX(9)  FUNDS AVERAGE(9)   CPI(9)
    ----        ---------------   -------   ----------------  --------
  8/1/2002          $10,000       $10,000        $10,000       $10,000
 8/31/2002          $10,303       $10,066        $10,094       $10,033
 9/30/2002          $ 9,070       $ 8,972        $ 9,043       $10,050
10/31/2002          $ 9,584       $ 9,761        $ 9,566       $10,067
11/30/2002          $10,248       $10,336        $10,118       $10,067
12/31/2002          $ 9,854       $ 9,728        $ 9,755       $10,044
 1/31/2003          $ 9,460       $ 9,473        $ 9,471       $10,089
 2/28/2003          $ 9,096       $ 9,331        $ 9,222       $10,167
 3/31/2003          $ 9,090       $ 9,422        $ 9,243       $10,228
 4/30/2003          $ 9,781       $10,198        $ 9,957       $10,205
 5/31/2003          $10,436       $10,736        $10,593       $10,189
 6/30/2003          $10,606       $10,873        $10,718       $10,200
 7/31/2003          $10,637       $11,064        $10,840       $10,211
 8/31/2003          $10,776       $11,280        $11,017       $10,250
 9/30/2003          $10,731       $11,161        $10,923       $10,283
10/31/2003          $11,352       $11,792        $11,471       $10,272
11/30/2003          $11,492       $11,896        $11,620       $10,244
12/31/2003          $12,279       $12,520        $12,307       $10,233
 1/31/2004          $12,456       $12,750        $12,457       $10,283
 2/29/2004          $12,648       $12,927        $12,696       $10,339
 3/31/2004          $12,468       $12,732        $12,568       $10,405
 4/30/2004          $12,293       $12,532        $12,339       $10,439
 5/31/2004          $12,369       $12,704        $12,409       $10,500
 6/30/2004          $12,658       $12,950        $12,689       $10,533
 7/31/2004          $12,425       $12,522        $12,433       $10,516
 8/31/2004          $12,599       $12,572        $12,571       $10,522
 9/30/2004          $12,662       $12,708        $12,750       $10,544
10/31/2004          $12,687       $12,902        $12,891       $10,600
11/30/2004          $13,178       $13,425        $13,468       $10,605
12/31/2004          $13,530       $13,881        $13,878       $10,566
 1/31/2005          $13,268       $13,543        $13,629       $10,589
 2/28/2005          $13,737       $13,827        $14,060       $10,650
 3/31/2005          $13,396       $13,582        $13,825       $10,733
 4/30/2005          $13,231       $13,325        $13,594       $10,805
 5/31/2005          $13,413       $13,749        $13,882       $10,794
 6/30/2005          $13,484       $13,768        $14,020       $10,800
 7/31/2005          $13,687       $14,280        $14,446       $10,850
 8/31/2005          $13,646       $14,150        $14,349       $10,905
 9/30/2005          $13,789       $14,265        $14,463       $11,038
10/31/2005          $13,537       $14,027        $14,172       $11,061
11/30/2005          $13,853       $14,557        $14,569       $10,972
12/31/2005          $13,929       $14,563        $14,643       $10,927
 1/31/2006          $14,275       $14,948        $15,116       $11,011
 2/28/2006          $14,294       $14,989        $15,173       $11,033
 3/31/2006          $14,396       $15,175        $15,381       $11,094
 4/30/2006          $14,757       $15,379        $15,732       $11,188
 5/31/2006          $14,399       $14,936        $15,365       $11,244
 6/30/2006          $14,481       $14,957        $15,418       $11,266
 7/31/2006          $14,596       $15,049        $15,660       $11,299
 8/31/2006          $14,885       $15,407        $15,946       $11,321
 9/30/2006          $15,213       $15,804        $16,213       $11,266
10/31/2006          $15,661       $16,319        $16,707       $11,205
11/30/2006          $15,915       $16,629        $17,040       $11,188
12/31/2006          $16,172       $16,863        $17,351       $11,205
 1/31/2007          $16,348       $17,118        $17,568       $11,239
 2/28/2007          $16,168       $16,783        $17,393       $11,299
 3/31/2007          $16,300       $16,971        $17,622       $11,402
 4/30/2007          $17,026       $17,722        $18,315       $11,476
 5/31/2007          $17,678       $18,341        $18,934       $11,546
 6/30/2007          $17,296       $18,036        $18,629       $11,569
 7/31/2007          $16,436       $17,477        $17,977       $11,566
 8/31/2007          $16,652       $17,739        $18,221       $11,545
 9/30/2007          $16,911       $18,402        $18,770       $11,576
10/31/2007          $16,775       $18,695        $18,939       $11,601
11/30/2007          $15,733       $17,913        $18,195       $11,670
12/31/2007          $15,550       $17,789        $18,018       $11,662
 1/31/2008          $15,281       $16,722        $17,232       $11,720
 2/29/2008          $14,569       $16,179        $16,719       $11,754
 3/31/2008          $14,443       $16,109        $16,600       $11,856
 4/30/2008          $15,166       $16,893        $17,266       $11,928
 5/31/2008          $15,174       $17,112        $17,454       $12,028
 6/30/2008          $13,707       $15,670        $15,962       $12,150
 7/31/2008          $13,439       $15,538        $15,847       $12,213
 8/31/2008          $13,647       $15,763        $16,034       $12,165
 9/30/2008          $12,383       $14,358        $14,847       $12,148
10/31/2008          $10,371       $11,947        $12,545       $12,025
Total Returns          3.71%        19.47%         25.45%        20.25%


                               34 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   10/31/08
----------------   --------
1-Year              -37.94%
5-Year               -1.51%
10-Year              +1.01%

ADVISOR CLASS (11/1/98-10/31/08)(8)

                               (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                 LIPPER
                 INCOME FUND -    S&P 500    EQUITY INCOME
    DATE         ADVISOR CLASS    INDEX(9)  FUNDS AVERAGE(9)   CPI(9)
    ----        ---------------   -------   ----------------  --------
 11/1/1998          $10,000       $10,000        $10,000       $10,000
11/30/1998          $10,322       $10,606        $10,407       $10,000
12/31/1998          $10,324       $11,217        $10,732       $ 9,994
 1/31/1999          $10,128       $11,686        $10,676       $10,018
 2/28/1999          $ 9,953       $11,323        $10,463       $10,030
 3/31/1999          $10,082       $11,776        $10,703       $10,061
 4/30/1999          $10,879       $12,232        $11,430       $10,134
 5/31/1999          $10,999       $11,943        $11,354       $10,134
 6/30/1999          $11,129       $12,606        $11,690       $10,134
 7/31/1999          $10,827       $12,213        $11,367       $10,165
 8/31/1999          $10,568       $12,152        $11,074       $10,189
 9/30/1999          $10,275       $11,819        $10,709       $10,238
10/31/1999          $10,490       $12,567        $11,123       $10,256
11/30/1999          $10,377       $12,823        $11,070       $10,262
12/31/1999          $10,406       $13,578        $11,221       $10,262
 1/31/2000          $10,083       $12,896        $10,841       $10,293
 2/29/2000          $ 9,547       $12,652        $10,254       $10,354
 3/31/2000          $10,457       $13,889        $11,245       $10,439
 4/30/2000          $10,566       $13,471        $11,197       $10,445
 5/31/2000          $10,782       $13,195        $11,385       $10,457
 6/30/2000          $10,544       $13,520        $11,120       $10,512
 7/31/2000          $10,641       $13,309        $11,167       $10,537
 8/31/2000          $11,393       $14,135        $11,815       $10,537
 9/30/2000          $11,563       $13,389        $11,866       $10,591
10/31/2000          $11,964       $13,333        $12,087       $10,610
11/30/2000          $11,706       $12,281        $11,665       $10,616
12/31/2000          $12,342       $12,342        $12,279       $10,610
 1/31/2001          $12,468       $12,779        $12,378       $10,677
 2/28/2001          $12,215       $11,614        $12,035       $10,720
 3/31/2001          $11,837       $10,878        $11,649       $10,744
 4/30/2001          $12,407       $11,724        $12,292       $10,787
 5/31/2001          $12,597       $11,802        $12,491       $10,835
 6/30/2001          $12,392       $11,515        $12,181       $10,854
 7/31/2001          $12,557       $11,402        $12,152       $10,823
 8/31/2001          $12,231       $10,688        $11,769       $10,823
 9/30/2001          $11,301       $ 9,825        $10,989       $10,872
10/31/2001          $11,220       $10,012        $11,019       $10,835
11/30/2001          $11,897       $10,780        $11,567       $10,817
12/31/2001          $12,177       $10,875        $11,808       $10,774
 1/31/2002          $12,154       $10,716        $11,667       $10,799
 2/28/2002          $12,309       $10,510        $11,722       $10,841
 3/31/2002          $12,683       $10,905        $12,184       $10,902
 4/30/2002          $12,298       $10,244        $11,800       $10,963
 5/31/2002          $12,448       $10,168        $11,778       $10,963
 6/30/2002          $11,694       $ 9,444        $11,062       $10,970
 7/31/2002          $10,733       $ 8,708        $10,144       $10,982
 8/31/2002          $10,799       $ 8,765        $10,239       $11,018
 9/30/2002          $ 9,508       $ 7,812        $ 9,173       $11,037
10/31/2002          $10,050       $ 8,500        $ 9,703       $11,055
11/30/2002          $10,743       $ 9,000        $10,263       $11,055
12/31/2002          $10,338       $ 8,471        $ 9,895       $11,030
 1/31/2003          $ 9,925       $ 8,249        $ 9,607       $11,079
 2/28/2003          $ 9,545       $ 8,125        $ 9,354       $11,165
 3/31/2003          $ 9,540       $ 8,204        $ 9,376       $11,232
 4/30/2003          $10,261       $ 8,880        $10,100       $11,207
 5/31/2003          $10,958       $ 9,348        $10,745       $11,189
 6/30/2003          $11,138       $ 9,468        $10,872       $11,201
 7/31/2003          $11,172       $ 9,634        $10,995       $11,213
 8/31/2003          $11,320       $ 9,822        $11,175       $11,256
 9/30/2003          $11,275       $ 9,718        $11,080       $11,293
10/31/2003          $11,931       $10,268        $11,636       $11,280
11/30/2003          $12,080       $10,359        $11,787       $11,250
12/31/2003          $12,910       $10,902        $12,484       $11,238
 1/31/2004          $13,100       $11,102        $12,636       $11,293
 2/29/2004          $13,303       $11,257        $12,879       $11,354
 3/31/2004          $13,110       $11,087        $12,749       $11,427
 4/30/2004          $12,936       $10,913        $12,517       $11,463
 5/31/2004          $13,019       $11,062        $12,587       $11,530
 6/30/2004          $13,326       $11,277        $12,871       $11,567
 7/31/2004          $13,083       $10,904        $12,611       $11,549
 8/31/2004          $13,262       $10,947        $12,751       $11,555
 9/30/2004          $13,338       $11,065        $12,934       $11,579
10/31/2004          $13,367       $11,235        $13,076       $11,640
11/30/2004          $13,888       $11,690        $13,662       $11,646
12/31/2004          $14,262       $12,087        $14,077       $11,604
 1/31/2005          $13,989       $11,793        $13,825       $11,628
 2/28/2005          $14,486       $12,040        $14,262       $11,695
 3/31/2005          $14,129       $11,827        $14,024       $11,787
 4/30/2005          $13,958       $11,603        $13,789       $11,866
 5/31/2005          $14,147       $11,972        $14,082       $11,854
 6/30/2005          $14,232       $11,989        $14,221       $11,860
 7/31/2005          $14,448       $12,435        $14,653       $11,915
 8/31/2005          $14,401       $12,321        $14,555       $11,976
 9/30/2005          $14,556       $12,421        $14,670       $12,122
10/31/2005          $14,293       $12,214        $14,375       $12,146
11/30/2005          $14,637       $12,676        $14,778       $12,049
12/31/2005          $14,720       $12,680        $14,853       $12,000
 1/31/2006          $15,082       $13,016        $15,333       $12,091
 2/28/2006          $15,106       $13,052        $15,391       $12,116
 3/31/2006          $15,216       $13,214        $15,602       $12,183
 4/30/2006          $15,602       $13,391        $15,958       $12,287
 5/31/2006          $15,233       $13,006        $15,586       $12,348
 6/30/2006          $15,322       $13,024        $15,639       $12,372
 7/31/2006          $15,441       $13,104        $15,885       $12,409
 8/31/2006          $15,757       $13,416        $16,175       $12,433
 9/30/2006          $16,109       $13,762        $16,445       $12,372
10/31/2006          $16,586       $14,210        $16,947       $12,305
11/30/2006          $16,858       $14,480        $17,284       $12,287
12/31/2006          $17,128       $14,683        $17,601       $12,305
 1/31/2007          $17,326       $14,905        $17,821       $12,342
 2/28/2007          $17,138       $14,614        $17,642       $12,408
 3/31/2007          $17,282       $14,777        $17,875       $12,521
 4/30/2007          $18,056       $15,432        $18,578       $12,603
 5/31/2007          $18,744       $15,970        $19,206       $12,680
 6/30/2007          $18,343       $15,705        $18,896       $12,704
 7/31/2007          $17,442       $15,218        $18,235       $12,701
 8/31/2007          $17,667       $15,446        $18,483       $12,678
 9/30/2007          $17,946       $16,024        $19,039       $12,713
10/31/2007          $17,813       $16,279        $19,211       $12,740
11/30/2007          $16,702       $15,598        $18,456       $12,816
12/31/2007          $16,520       $15,490        $18,277       $12,807
 1/31/2008          $16,246       $14,561        $17,480       $12,871
 2/29/2008          $15,493       $14,088        $16,959       $12,908
 3/31/2008          $15,363       $14,027        $16,839       $13,020
 4/30/2008          $16,129       $14,710        $17,514       $13,099
 5/31/2008          $16,149       $14,901        $17,705       $13,209
 6/30/2008          $14,595       $13,645        $16,191       $13,342
 7/31/2008          $14,315       $13,530        $16,074       $13,412
 8/31/2008          $14,544       $13,725        $16,264       $13,359
 9/30/2008          $13,202       $12,502        $15,061       $13,340
10/31/2008          $11,055       $10,403        $12,725       $13,206
Total Returns         10.55%         4.03%         27.25%        32.06%

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     October dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was -33.43%.

(9.) Sources: (C) 2008 Morningstar; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Lipper Equity Income Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 10/31/08, there were 286 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 35

Your Fund's Expenses

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  684.60              $4.15
Hypothetical (5% return before expenses)         $1,000           $1,020.21              $4.98

CLASS B
Actual                                           $1,000           $  681.70              $7.31
Hypothetical (5% return before expenses)         $1,000           $1,016.44              $8.77

CLASS C
Actual                                           $1,000           $  681.90              $7.31
Hypothetical (5% return before expenses)         $1,000           $1,016.44              $8.77

CLASS R
Actual                                           $1,000           $  683.80              $5.21
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $6.24

ADVISOR CLASS
Actual (5/15/08-10/31/08)                        $1,000           $  665.70              $2.82
Hypothetical (5% return before expenses)         $1,000           $1,021.47              $3.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.98%; B: 1.73%; C: 1.73%; R: 1.23%; and
     Advisor: 0.73%) multiplied by the average account value over the period, multiplied by 184/366 (Hypothetical for all share classes; Actual for Classes A, B, C and R) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 170/366 to reflect the number of days since inception.


                               Annual Report | 37

Franklin Limited Maturity U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1) Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.(2)

PORTFOLIO BREAKDOWN

Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/08

                                   (PIE CHART)

U.S. Government & Agency Bonds ..............   55.3%
Mortgage-Backed Securities ..................   37.5%
Short-Term Investments & Other Net Assets ...    7.2%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Limited Maturity U.S. Government Securities Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a +4.67% cumulative total return. The Fund

(1.) In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

(2.) Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. government. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 81.


                               38 | Annual Report
underperformed the +8.21% total return of its primary benchmark, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Treasury: 1-5 Year Index.(3) The Fund also underperformed the +6.26% return of its secondary benchmark, the BC U.S. Government: 1-3 Year Index.(4) We discontinued using the BC U.S.
Government: 1-3 Year Index as a secondary benchmark because we believe the index no longer reflects the Fund's holdings. You can find the Fund's long-term performance data in the Performance Summary beginning on page 42.

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between one and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.(2) Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

During the year under review, fixed income returns were varied due to financial market turmoil. The BC U.S. Treasury Index performed well during the reporting period, increasing +7.76%.(5) Conversely, U.S. investment grade sectors as measured by the BC group of indexes underperformed their comparable duration Treasury equivalents but still produced positive returns. Higher quality agency and mortgage-backed securities (MBS) also produced positive returns, gaining

(3.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Treasury: 1-5 Year Index includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) five years.

(4.) Source: (C) 2008 Morningstar. The BC U.S. Government: 1-3 Year Index is the
     1-3 year component of the BC U.S. Government Index.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest in an index, nor is an index representative of the Fund's portfolio.

(5.) Source: (C) 2008 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                               Annual Report | 39

DIVIDEND DISTRIBUTIONS*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/07-10/31/08

                  DIVIDEND PER SHARE
             ---------------------------
MONTH          CLASS A     ADVISOR CLASS
-----        -----------   -------------
November      3.25 cents     3.33 cents
December**    5.59 cents     5.68 cents
January       3.25 cents     3.34 cents
February      3.25 cents     3.34 cents
March         3.25 cents     3.34 cents
April         3.25 cents     3.34 cents
May           3.25 cents     3.34 cents
June          3.25 cents     3.33 cents
July          3.25 cents     3.33 cents
August        3.25 cents     3.33 cents
September     3.25 cents     3.33 cents
October       3.25 cents     3.33 cents
             -----------    -----------
TOTAL        41.34 CENTS    42.36 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 2.34 cent per share distribution to meet excise tax requirements.

4.72% and 4.62% for the same period.(6) The Fund, which is currently invested only in U.S. Treasuries, agency debentures, agency mortgage pass-through securities and cash investments, benefited from these trends.

In the recent environment, we favored high-quality agency debentures and mortgage pass-through securities. We found agency pass-through securities attractive during the review period because of their characteristically higher yields than comparable-maturity U.S. government securities, collateral backing and diverse structures and security types.

As risk and liquidity premiums increased, spreads on investment grade sectors widened sharply as U.S. agency MBS and debentures underperformed comparable duration U.S. Treasuries. Thus, our allocation to agency MBS and

(6.) Source: (C) 2008 Morningstar. The BC U.S. Agency Index is the U.S. Agency component of the BC U.S. Government/Credit Index and includes publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The BC Fixed Rate MBS Index is the MBS fixed rate component of the BC U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac. The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                               40 | Annual Report
debentures detracted from performance relative to the benchmark. Consistent with our strategy, we continued to look for opportunities within government bond markets that have lower interest rate risk. We emphasized agency debentures and mortgage pass-throughs, as we believed they offered better return potential and an income advantage over U.S. Treasuries.

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA


(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin Limited Maturity
U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 41

Performance Summary as of 10/31/08

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRGVX)                           CHANGE   10/31/08   10/31/07
-----------------------                           ------   --------   --------
Net Asset Value (NAV)                             +$0.05    $10.05     $10.00
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                         $0.4134

ADVISOR CLASS (SYMBOL: FSUAX)                     CHANGE   10/31/08   10/31/07
-----------------------------                     ------   --------   --------
Net Asset Value (NAV)                             +$0.05    $10.04      $9.99
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                         $0.4236

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(1)                      +4.67%   +16.31%  +48.03%
Average Annual Total Return(2)                  +2.32%    +2.60%   +3.76%
Avg. Ann. Total Return (9/30/08)(3)             +2.83%    +2.50%   +3.82%
   Distribution Rate(4)                 3.79%
   30-Day Standardized Yield(5)         3.33%
   Total Annual Operating Expenses(6)   0.90%

ADVISOR CLASS                                   1-YEAR   5-YEAR   10-YEAR
-------------                                   ------   ------   -------
Cumulative Total Return(1)                      +4.78%   +16.91%  +49.55%
Average Annual Total Return(2)                  +4.78%    +3.17%   +4.11%
Avg. Ann. Total Return (9/30/08)(3)             +5.30%    +3.07%   +4.15%
   Distribution Rate(4)                 3.99%
   30-Day Standardized Yield(5)         3.51%
   Total Annual Operating Expenses(6)   0.80%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               42 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/08
-------   --------
1-Year     +2.32%
5-Year     +2.60%
10-Year    +3.76%

CLASS A (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN LIMITED
                  MATURITY U.S.
                   GOVERNMENT      BARCLAYS CAPITAL             BARCLAYS CAPITAL
                 SECURITIES FUND    U.S. TREASURY:              U.S. GOVERNMENT:
    DATE            - CLASS A      1-5 YEAR INDEX(7)   CPI(7)   1-3 YEAR INDEX(7)
    ----        ----------------   -----------------  -------   -----------------
   11/1/1998        $ 9,776            $10,000        $10,000       $10,000
  11/30/1998        $ 9,752            $ 9,973        $10,000       $ 9,990
  12/31/1998        $ 9,781            $10,007        $ 9,994       $10,028
   1/31/1999        $ 9,820            $10,049        $10,018       $10,066
   2/28/1999        $ 9,736            $ 9,958        $10,030       $10,021
   3/31/1999        $ 9,794            $10,028        $10,061       $10,089
   4/30/1999        $ 9,814            $10,057        $10,134       $10,120
   5/31/1999        $ 9,767            $10,028        $10,134       $10,114
   6/30/1999        $ 9,787            $10,052        $10,134       $10,143
   7/31/1999        $ 9,778            $10,075        $10,165       $10,175
   8/31/1999        $ 9,801            $10,103        $10,189       $10,203
   9/30/1999        $ 9,891            $10,175        $10,238       $10,269
  10/31/1999        $ 9,923            $10,192        $10,256       $10,297
  11/30/1999        $ 9,936            $10,203        $10,262       $10,317
  12/31/1999        $ 9,929            $10,197        $10,262       $10,326
   1/31/2000        $ 9,887            $10,178        $10,293       $10,324
   2/29/2000        $ 9,964            $10,251        $10,354       $10,394
   3/31/2000        $10,031            $10,339        $10,439       $10,456
   4/30/2000        $10,048            $10,349        $10,445       $10,483
   5/31/2000        $10,045            $10,393        $10,457       $10,521
   6/30/2000        $10,194            $10,522        $10,512       $10,635
   7/31/2000        $10,252            $10,590        $10,537       $10,704
   8/31/2000        $10,353            $10,682        $10,537       $10,785
   9/30/2000        $10,455            $10,767        $10,591       $10,870
  10/31/2000        $10,505            $10,830        $10,610       $10,928
  11/30/2000        $10,618            $10,953        $10,616       $11,034
  12/31/2000        $10,763            $11,110        $10,610       $11,170
   1/31/2001        $10,887            $11,252        $10,677       $11,317
   2/28/2001        $10,960            $11,339        $10,720       $11,391
   3/31/2001        $11,032            $11,433        $10,744       $11,483
   4/30/2001        $11,041            $11,433        $10,787       $11,516
   5/31/2001        $11,083            $11,489        $10,835       $11,579
   6/30/2001        $11,092            $11,527        $10,854       $11,621
   7/31/2001        $11,250            $11,695        $10,823       $11,757
   8/31/2001        $11,332            $11,783        $10,823       $11,831
   9/30/2001        $11,502            $12,009        $10,872       $12,029
  10/31/2001        $11,640            $12,153        $10,835       $12,149
  11/30/2001        $11,526            $12,073        $10,817       $12,116
  12/31/2001        $11,477            $12,049        $10,774       $12,123
   1/31/2002        $11,550            $12,081        $10,799       $12,152
   2/28/2002        $11,642            $12,158        $10,841       $12,213
   3/31/2002        $11,533            $12,023        $10,902       $12,125
   4/30/2002        $11,682            $12,200        $10,963       $12,272
   5/31/2002        $11,742            $12,270        $10,963       $12,320
   6/30/2002        $11,824            $12,397        $10,970       $12,431
   7/31/2002        $11,959            $12,603        $10,982       $12,580
   8/31/2002        $12,061            $12,688        $11,018       $12,632
   9/30/2002        $12,163            $12,862        $11,037       $12,733
  10/31/2002        $12,208            $12,874        $11,055       $12,765
  11/30/2002        $12,149            $12,789        $11,055       $12,729
  12/31/2002        $12,321            $12,968        $11,030       $12,851
   1/31/2003        $12,315            $12,948        $11,079       $12,853
   2/28/2003        $12,424            $13,044        $11,165       $12,912
   3/31/2003        $12,417            $13,060        $11,232       $12,938
   4/30/2003        $12,457            $13,086        $11,207       $12,964
   5/31/2003        $12,544            $13,204        $11,189       $13,017
   6/30/2003        $12,537            $13,208        $11,201       $13,037
   7/31/2003        $12,313            $13,041        $11,213       $12,953
   8/31/2003        $12,350            $13,047        $11,256       $12,959
   9/30/2003        $12,515            $13,240        $11,293       $13,090
  10/31/2003        $12,442            $13,152        $11,280       $13,037
  11/30/2003        $12,452            $13,142        $11,250       $13,034
  12/31/2003        $12,534            $13,235        $11,238       $13,110
   1/31/2004        $12,581            $13,278        $11,293       $13,142
   2/29/2004        $12,668            $13,375        $11,354       $13,210
   3/31/2004        $12,719            $13,445        $11,427       $13,253
   4/30/2004        $12,514            $13,224        $11,463       $13,119
   5/31/2004        $12,468            $13,197        $11,530       $13,103
   6/30/2004        $12,495            $13,209        $11,567       $13,104
   7/31/2004        $12,548            $13,275        $11,549       $13,156
   8/31/2004        $12,674            $13,420        $11,555       $13,253
   9/30/2004        $12,666            $13,414        $11,579       $13,243
  10/31/2004        $12,719            $13,471        $11,640       $13,288
  11/30/2004        $12,652            $13,366        $11,646       $13,222
  12/31/2004        $12,686            $13,412        $11,604       $13,250
   1/31/2005        $12,693            $13,404        $11,628       $13,248
   2/28/2005        $12,651            $13,342        $11,695       $13,221
   3/31/2005        $12,608            $13,327        $11,787       $13,217
   4/30/2005        $12,693            $13,440        $11,866       $13,294
   5/31/2005        $12,766            $13,511        $11,854       $13,349
   6/30/2005        $12,789            $13,542        $11,860       $13,375
   7/31/2005        $12,712            $13,459        $11,915       $13,337
   8/31/2005        $12,814            $13,578        $11,976       $13,422
   9/30/2005        $12,750            $13,507        $12,122       $13,387
  10/31/2005        $12,699            $13,478        $12,146       $13,384
  11/30/2005        $12,737            $13,531        $12,049       $13,426
  12/31/2005        $12,777            $13,592        $12,000       $13,479
   1/31/2006        $12,803            $13,600        $12,091       $13,505
   2/28/2006        $12,816            $13,598        $12,116       $13,519
   3/31/2006        $12,790            $13,595        $12,183       $13,536
   4/30/2006        $12,816            $13,629        $12,287       $13,580
   5/31/2006        $12,816            $13,640        $12,348       $13,599
   6/30/2006        $12,829            $13,662        $12,372       $13,625
   7/31/2006        $12,934            $13,781        $12,409       $13,728
   8/31/2006        $13,039            $13,901        $12,433       $13,827
   9/30/2006        $13,106            $13,984        $12,372       $13,899
  10/31/2006        $13,160            $14,040        $12,305       $13,957
  11/30/2006        $13,257            $14,126        $12,287       $14,030
  12/31/2006        $13,233            $14,102        $12,305       $14,035
   1/31/2007        $13,250            $14,120        $12,342       $14,067
   2/28/2007        $13,374            $14,264        $12,408       $14,177
   3/31/2007        $13,418            $14,315        $12,521       $14,232
   4/30/2007        $13,475            $14,371        $12,603       $14,283
   5/31/2007        $13,424            $14,321        $12,680       $14,275
   6/30/2007        $13,441            $14,372        $12,704       $14,336
   7/31/2007        $13,540            $14,534        $12,701       $14,454
   8/31/2007        $13,653            $14,714        $12,678       $14,588
   9/30/2007        $13,767            $14,816        $12,713       $14,694
  10/31/2007        $13,825            $14,885        $12,740       $14,756
  11/30/2007        $14,050            $15,215        $12,816       $14,986
  12/31/2007        $14,114            $15,253        $12,807       $15,032
   1/31/2008        $14,354            $15,581        $12,871       $15,289
   2/29/2008        $14,442            $15,776        $12,908       $15,433
   3/31/2008        $14,501            $15,830        $13,020       $15,479
   4/30/2008        $14,406            $15,627        $13,099       $15,365
   5/31/2008        $14,311            $15,525        $13,209       $15,312
   6/30/2008        $14,343            $15,583        $13,342       $15,350
   7/31/2008        $14,375            $15,664        $13,412       $15,406
   8/31/2008        $14,450            $15,771        $13,359       $15,472
   9/30/2008        $14,482            $15,905        $13,340       $15,561
  10/31/2008        $14,471            $16,106        $13,206       $15,679

Total Returns         44.71%             61.06%         32.06%        56.79%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   10/31/08
-------------   --------
1-Year           +4.78%
5-Year           +3.17%
10-Year          +4.11%

ADVISOR CLASS (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN LIMITED
                  MATURITY U.S.
                   GOVERNMENT       BARCLAYS CAPITAL            BARCLAYS CAPITAL
                 SECURITIES FUND     U.S. TREASURY:             U.S. GOVERNMENT:
     DATE        - ADVISOR CLASS   1-5 YEAR INDEX(7)   CPI(7)   1-3 YEAR INDEX(7)
     ----       ----------------   -----------------  -------   -----------------
   11/1/1998        $10,000            $10,000        $10,000       $10,000
  11/30/1998        $ 9,977            $ 9,973        $10,000       $ 9,990
  12/31/1998        $10,007            $10,007        $ 9,994       $10,028
   1/31/1999        $10,048            $10,049        $10,018       $10,066
   2/28/1999        $ 9,962            $ 9,958        $10,030       $10,021
   3/31/1999        $10,023            $10,028        $10,061       $10,089
   4/30/1999        $10,045            $10,057        $10,134       $10,120
   5/31/1999        $ 9,997            $10,028        $10,134       $10,114
   6/30/1999        $10,018            $10,052        $10,134       $10,143
   7/31/1999        $10,010            $10,075        $10,165       $10,175
   8/31/1999        $10,034            $10,103        $10,189       $10,203
   9/30/1999        $10,128            $10,175        $10,238       $10,269
  10/31/1999        $10,162            $10,192        $10,256       $10,297
  11/30/1999        $10,176            $10,203        $10,262       $10,317
  12/31/1999        $10,170            $10,197        $10,262       $10,326
   1/31/2000        $10,127            $10,178        $10,293       $10,324
   2/29/2000        $10,206            $10,251        $10,354       $10,394
   3/31/2000        $10,266            $10,339        $10,439       $10,456
   4/30/2000        $10,295            $10,349        $10,445       $10,483
   5/31/2000        $10,292            $10,393        $10,457       $10,521
   6/30/2000        $10,446            $10,522        $10,512       $10,635
   7/31/2000        $10,507            $10,590        $10,537       $10,704
   8/31/2000        $10,611            $10,682        $10,537       $10,785
   9/30/2000        $10,705            $10,767        $10,591       $10,870
  10/31/2000        $10,769            $10,830        $10,610       $10,928
  11/30/2000        $10,875            $10,953        $10,616       $11,034
  12/31/2000        $11,024            $11,110        $10,610       $11,170
   1/31/2001        $11,164            $11,252        $10,677       $11,317
   2/28/2001        $11,239            $11,339        $10,720       $11,391
   3/31/2001        $11,314            $11,433        $10,744       $11,483
   4/30/2001        $11,324            $11,433        $10,787       $11,516
   5/31/2001        $11,367            $11,489        $10,835       $11,579
   6/30/2001        $11,377            $11,527        $10,854       $11,621
   7/31/2001        $11,540            $11,695        $10,823       $11,757
   8/31/2001        $11,626            $11,783        $10,823       $11,831
   9/30/2001        $11,801            $12,009        $10,872       $12,029
  10/31/2001        $11,944            $12,153        $10,835       $12,149
  11/30/2001        $11,828            $12,073        $10,817       $12,116
  12/31/2001        $11,779            $12,049        $10,774       $12,123
   1/31/2002        $11,855            $12,081        $10,799       $12,152
   2/28/2002        $11,951            $12,158        $10,841       $12,213
   3/31/2002        $11,839            $12,023        $10,902       $12,125
   4/30/2002        $11,993            $12,200        $10,963       $12,272
   5/31/2002        $12,066            $12,270        $10,963       $12,320
   6/30/2002        $12,140            $12,397        $10,970       $12,431
   7/31/2002        $12,280            $12,603        $10,982       $12,580
   8/31/2002        $12,385            $12,688        $11,018       $12,632
   9/30/2002        $12,503            $12,862        $11,037       $12,733
  10/31/2002        $12,538            $12,874        $11,055       $12,765
  11/30/2002        $12,479            $12,789        $11,055       $12,729
  12/31/2002        $12,658            $12,968        $11,030       $12,851
   1/31/2003        $12,652            $12,948        $11,079       $12,853
   2/28/2003        $12,766            $13,044        $11,165       $12,912
   3/31/2003        $12,759            $13,060        $11,232       $12,938
   4/30/2003        $12,801            $13,086        $11,207       $12,964
   5/31/2003        $12,892            $13,204        $11,189       $13,017
   6/30/2003        $12,886            $13,208        $11,201       $13,037
   7/31/2003        $12,668            $13,041        $11,213       $12,953
   8/31/2003        $12,695            $13,047        $11,256       $12,959
   9/30/2003        $12,866            $13,240        $11,293       $13,090
  10/31/2003        $12,792            $13,152        $11,280       $13,037
  11/30/2003        $12,803            $13,142        $11,250       $13,034
  12/31/2003        $12,889            $13,235        $11,238       $13,110
   1/31/2004        $12,938            $13,278        $11,293       $13,142
   2/29/2004        $13,028            $13,375        $11,354       $13,210
   3/31/2004        $13,082            $13,445        $11,427       $13,253
   4/30/2004        $12,873            $13,224        $11,463       $13,119
   5/31/2004        $12,826            $13,197        $11,530       $13,103
   6/30/2004        $12,844            $13,209        $11,567       $13,104
   7/31/2004        $12,899            $13,275        $11,549       $13,156
   8/31/2004        $13,031            $13,420        $11,555       $13,253
   9/30/2004        $13,023            $13,414        $11,579       $13,243
  10/31/2004        $13,066            $13,471        $11,640       $13,288
  11/30/2004        $13,011            $13,366        $11,646       $13,222
  12/31/2004        $13,047            $13,412        $11,604       $13,250
   1/31/2005        $13,055            $13,404        $11,628       $13,248
   2/28/2005        $13,013            $13,342        $11,695       $13,221
   3/31/2005        $12,970            $13,327        $11,787       $13,217
   4/30/2005        $13,059            $13,440        $11,866       $13,294
   5/31/2005        $13,123            $13,511        $11,854       $13,349
   6/30/2005        $13,160            $13,542        $11,860       $13,375
   7/31/2005        $13,081            $13,459        $11,915       $13,337
   8/31/2005        $13,187            $13,578        $11,976       $13,422
   9/30/2005        $13,109            $13,507        $12,122       $13,387
  10/31/2005        $13,071            $13,478        $12,146       $13,384
  11/30/2005        $13,112            $13,531        $12,049       $13,426
  12/31/2005        $13,154            $13,592        $12,000       $13,479
   1/31/2006        $13,182            $13,600        $12,091       $13,505
   2/28/2006        $13,196            $13,598        $12,116       $13,519
   3/31/2006        $13,171            $13,595        $12,183       $13,536
   4/30/2006        $13,199            $13,629        $12,287       $13,580
   5/31/2006        $13,200            $13,640        $12,348       $13,599
   6/30/2006        $13,214            $13,662        $12,372       $13,625
   7/31/2006        $13,324            $13,781        $12,409       $13,728
   8/31/2006        $13,433            $13,901        $12,433       $13,827
   9/30/2006        $13,503            $13,984        $12,372       $13,899
  10/31/2006        $13,560            $14,040        $12,305       $13,957
  11/30/2006        $13,661            $14,126        $12,287       $14,030
  12/31/2006        $13,638            $14,102        $12,305       $14,035
   1/31/2007        $13,656            $14,120        $12,342       $14,067
   2/28/2007        $13,786            $14,264        $12,408       $14,177
   3/31/2007        $13,832            $14,315        $12,521       $14,232
   4/30/2007        $13,892            $14,371        $12,603       $14,283
   5/31/2007        $13,841            $14,321        $12,680       $14,275
   6/30/2007        $13,860            $14,372        $12,704       $14,336
   7/31/2007        $13,963            $14,534        $12,701       $14,454
   8/31/2007        $14,080            $14,714        $12,678       $14,588
   9/30/2007        $14,199            $14,816        $12,713       $14,694
  10/31/2007        $14,260            $14,885        $12,740       $14,756
  11/30/2007        $14,493            $15,215        $12,816       $14,986
  12/31/2007        $14,560            $15,253        $12,807       $15,032
   1/31/2008        $14,810            $15,581        $12,871       $15,289
   2/29/2008        $14,902            $15,776        $12,908       $15,433
   3/31/2008        $14,979            $15,830        $13,020       $15,479
   4/30/2008        $14,882            $15,627        $13,099       $15,365
   5/31/2008        $14,770            $15,525        $13,209       $15,312
   6/30/2008        $14,805            $15,583        $13,342       $15,350
   7/31/2008        $14,839            $15,664        $13,412       $15,406
   8/31/2008        $14,917            $15,771        $13,359       $15,472
   9/30/2008        $14,952            $15,905        $13,340       $15,561
  10/31/2008        $14,955            $16,106        $13,206       $15,679
Total Returns         49.55%             61.06%         32.06%        56.79%


                               Annual Report | 43

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL ADVERSELY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THEREFORE, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/08.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The BC U.S. Treasury Index: 1-5 Year
     Component includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) five years. The BC U.S. Government Index: 1-3 Year Component is the 1-3 year component of the BC U.S. Government Index and covers securities issued by the U.S. government, including public obligations of the U.S. Treasury with a remaining maturity of one year up to, but not including, three years and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               44 | Annual Report

Your Fund's Expenses

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 5/1/08      VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000            $1,004.50             $4.33
Hypothetical (5% return before expenses)        $1,000            $1,020.81             $4.37
ADVISOR CLASS

Actual                                          $1,000            $1,004.00             $3.83
Hypothetical (5% return before expenses)        $1,000            $1,021.32             $3.86

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.86% and Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               46 | Annual Report

Franklin Real Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Real Return Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Real Return Fund - Class A had a cumulative total return of -4.93%. The Fund underperformed its benchmark, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. TIPS Index, which had a -4.11% total return.(1) The Fund also underperformed the Consumer Price Index
(CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which rose 3.66% for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 50.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. TIPS Index comprises U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) with at least one year to final maturity and at least $250 million par amount outstanding. The BC U.S. TIPS Index includes reinvested interest.

(2.) Source: (C) 2008 Morningstar. The CPI, calculated by the U.S. Bureau of
     Labor Statistics, is a commonly used measure of the inflation rate. The all urban consumers group represents about 87% of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the poor, the unemployed and retired persons as well as urban wage earners and clerical workers. The figure quoted is non-seasonally adjusted (NSA).

The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 86.


                               Annual Report | 47

PORTFOLIO BREAKDOWN
Franklin Real Return Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

U.S. Treasury Inflation Protected Securities   67.9%
Foreign Government Debt Securities             10.4%
Corporate Bonds                                 5.7%
Natural Resources - Common Stocks*              3.4%
Real Estate - Common Stocks                     0.9%
Short-Term Investments & Other Net Assets      11.7%

*    In the SOI, the natural resources sector comprises energy and materials.

DIVIDEND DISTRIBUTIONS*
Franklin Real Return Fund
11/1/07-10/31/08

                 DIVIDEND PER SHARE
            ---------------------------
MONTH         CLASS A     ADVISOR CLASS
-----       -----------   -------------
November     7.78 cents     7.98 cents
December     6.42 cents     6.63 cents
January      4.19 cents     4.36 cents
February     1.04 cents     1.20 cents
March        3.97 cents     4.18 cents
April        3.96 cents     4.20 cents
May          6.70 cents     6.91 cents
June         4.69 cents     4.88 cents
July         6.28 cents     6.50 cents
August       7.40 cents     7.60 cents
September    6.28 cents     6.51 cents
October**      --             --
            -----------    -----------
TOTAL       58.71 CENTS    60.95 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund's primary investments.

MANAGER'S DISCUSSION

We invested the Fund's assets in the allowable sectors during the year under review. At period-end, about two-thirds of the Fund's total net assets were invested in Treasury Inflation Protected Securities (TIPS). We also allocated some of the Fund's assets to natural resources, real estate investment trusts (REITs), short-term non-dollar securities and high yield sectors. We employed a non-dollar strategy to help hedge against U.S. dollar weakness versus certain currencies. Sharply reduced inflation pressures later in the period due to declining commodity prices and a weakening economy led to declines in most sectors. A strengthening U.S. dollar also hurt our non-dollar holdings. Conversely, our exposure to the high yield debt sector helped performance relative to the benchmark index.


                               48 | Annual Report

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey
T. Anthony Coffey, CFA


(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA

Portfolio Management Team
Franklin Real Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 49

Performance Summary as of 10/31/08

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRRAX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$1.09     $9.55     $10.64
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.5871
Short-Term Capital Gain            $0.0004
Long-Term Capital Gain             $0.0327
   TOTAL                           $0.6202

ADVISOR CLASS (SYMBOL: FARRX)                CHANGE   10/31/08   10/31/07
-----------------------------                ------   --------   --------
Net Asset Value (NAV)                        -$1.08     $9.57     $10.65
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.6095
Short-Term Capital Gain            $0.0004
Long-Term Capital Gain             $0.0327
   TOTAL                           $0.6426


                               50 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------                                        ------   ------   --------------------
Cumulative Total Return(2)                     -4.93%   +9.76%          +13.64%
Average Annual Total Return(3)                 -8.95%   +1.68%           +2.17%
Avg. Ann. Total Return (9/30/08)(4)            -0.58%   +3.74%           +4.21%
   Distribution Rate(5)                 7.56%
   30-Day Standardized Yield(6)         0.33%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.11%
      With Waiver                       0.90%

ADVISOR CLASS                                  1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------------                                  ------   ------   --------------------
Cumulative Total Return(2)                     -4.63%   +10.63%         +14.84%
Average Annual Total Return(3)                 -4.63%    +3.42%          +3.56%
Avg. Ann. Total Return (9/30/08)(4)            +4.12%    +5.57%          +5.66%
   Distribution Rate(5)                 8.16%
   30-Day Standardized Yield(6)         0.60%
   Total Annual Operating Expenses(7)
      Without Waiver                    0.86%
      With Waiver                       0.65%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/09.


                               Annual Report | 51

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                      10/31/08
-------                      --------
1-Year                        -8.95%
3-Year                        +1.68%
Since Inception (11/17/04)    +2.17%

CLASS A (11/17/04-10/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN REAL
                 RETURN FUND     BARCLAYS CAPITAL
     DATE         - CLASS A     U.S. TIPS INDEX(8)   CPI(8)
     ----       -------------   ------------------  -------
  11/17/2004       $ 9,579           $10,000        $10,000
  11/30/2004       $ 9,598           $ 9,990        $10,002
  12/31/2004       $ 9,678           $10,164        $ 9,966
   1/31/2005       $ 9,605           $10,165        $ 9,987
   2/28/2005       $ 9,706           $10,121        $10,044
   3/31/2005       $ 9,614           $10,130        $10,123
   4/30/2005       $ 9,699           $10,324        $10,191
   5/31/2005       $ 9,739           $10,394        $10,180
   6/30/2005       $ 9,799           $10,439        $10,186
   7/31/2005       $ 9,850           $10,220        $10,233
   8/31/2005       $10,000           $10,456        $10,285
   9/30/2005       $10,058           $10,441        $10,411
  10/31/2005       $ 9,917           $10,308        $10,432
  11/30/2005       $ 9,973           $10,326        $10,348
  12/31/2005       1$0,047           $10,452        $10,306
   1/31/2006       $10,218           $10,451        $10,385
   2/28/2006       $10,138           $10,446        $10,406
   3/31/2006       $10,168           $10,217        $10,463
   4/30/2006       $10,299           $10,209        $10,552
   5/31/2006       $10,283           $10,239        $10,605
   6/30/2006       $10,319           $10,268        $10,625
   7/31/2006       $10,413           $10,434        $10,657
   8/31/2006       $10,478           $10,615        $10,678
   9/30/2006       $10,461           $10,633        $10,625
  10/31/2006       $10,528           $10,615        $10,568
  11/30/2006       $10,705           $10,746        $10,552
  12/31/2006       $10,569           $10,495        $10,568
   1/31/2007       $10,632           $10,509        $10,600
   2/28/2007       $10,757           $10,733        $10,657
   3/31/2007       $10,843           $10,759        $10,754
   4/30/2007       $10,967           $10,835        $10,824
   5/31/2007       $10,957           $10,694        $10,890
   6/30/2007       $10,916           $10,678        $10,911
   7/31/2007       $11,013           $10,921        $10,908
   8/31/2007       $11,066           $11,015        $10,888
   9/30/2007       $11,292           $11,162        $10,918
  10/31/2007       $11,449           $11,287        $10,942
  11/30/2007       $11,608           $11,735        $11,007
  12/31/2007       $11,649           $11,717        $10,999
   1/31/2008       $11,859           $12,180        $11,054
   2/29/2008       $12,046           $12,330        $11,086
   3/31/2008       $12,101           $12,323        $11,182
   4/30/2008       $12,111           $12,063        $11,250
   5/31/2008       $12,163           $12,103        $11,345
   6/30/2008       $12,260           $12,289        $11,459
   7/31/2008       $12,129           $12,226        $11,519
   8/31/2008       $12,122           $12,326        $11,473
   9/30/2008       $11,729           $11,854        $11,457
  10/31/2008       $10,885           $10,824        $11,341

Total Returns         8.85%             8.24%         13.41%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                10/31/08
-------------                --------
1-Year                        -4.63%
3-Year                        +3.42%
Since Inception (11/17/04)    +3.56%

ADVISOR CLASS (11/17/04-10/31/08)

                FRANKLIN REAL
                RETURN FUND -   BARCLAYS CAPITAL
     DATE       ADVISOR CLASS   U.S. TIPS INDEX(8)   CPI(8)
     ----       -------------   ------------------  -------
  11/17/2004       $10,000           $10,000        $10,000
  11/30/2004       $10,050           $ 9,990        $10,002
  12/31/2004       $10,104           $10,164        $ 9,966
   1/31/2005       $10,038           $10,165        $ 9,987
   2/28/2005       $10,134           $10,121        $10,044
   3/31/2005       $10,039           $10,130        $10,123
   4/30/2005       $10,140           $10,324        $10,191
   5/31/2005       $10,185           $10,394        $10,180
   6/30/2005       $10,249           $10,439        $10,186
   7/31/2005       $10,294           $10,220        $10,233
   8/31/2005       $10,463           $10,456        $10,285
   9/30/2005       $10,516           $10,441        $10,411
  10/31/2005       $10,381           $10,308        $10,432
  11/30/2005       $10,431           $10,326        $10,348
  12/31/2005       $10,521           $10,452        $10,306
   1/31/2006       $10,700           $10,451        $10,385
   2/28/2006       $10,616           $10,446        $10,406
   3/31/2006       $10,654           $10,217        $10,463
   4/30/2006       $10,793           $10,209        $10,552
   5/31/2006       $10,779           $10,239        $10,605
   6/30/2006       $10,819           $10,268        $10,625
   7/31/2006       $10,919           $10,434        $10,657
   8/31/2006       $10,990           $10,615        $10,678
   9/30/2006       $10,974           $10,633        $10,625
  10/31/2006       $11,046           $10,615        $10,568
  11/30/2006       $11,232           $10,746        $10,552
  12/31/2006       $11,101           $10,495        $10,568
   1/31/2007       $11,167           $10,509        $10,600
   2/28/2007       $11,298           $10,733        $10,657
   3/31/2007       $11,388           $10,759        $10,754
   4/30/2007       $11,521           $10,835        $10,824
   5/31/2007       $11,512           $10,694        $10,890
   6/30/2007       $11,472           $10,678        $10,911
   7/31/2007       $11,587           $10,921        $10,908
   8/31/2007       $11,634           $11,015        $10,888
   9/30/2007       $11,883           $11,162        $10,918
  10/31/2007       $12,041           $11,287        $10,942
  11/30/2007       $12,222           $11,735        $11,007
  12/31/2007       $12,256           $11,717        $10,999
   1/31/2008       $12,478           $12,180        $11,054
   2/29/2008       $12,677           $12,330        $11,086
   3/31/2008       $12,748           $12,323        $11,182
   4/30/2008       $12,750           $12,063        $11,250
   5/31/2008       $12,819           $12,103        $11,345
   6/30/2008       $12,912           $12,289        $11,459
   7/31/2008       $12,776           $12,226        $11,519
   8/31/2008       $12,771           $12,326        $11,473
   9/30/2008       $12,372           $11,854        $11,457
  10/31/2008       $11,484           $10,824        $11,341

Total Returns        14.84%             8.24%         13.41%


                               52 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 0.21% for Class A and 0.48% for Advisor Class.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     September dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2008 Morningstar. The BC U.S. TIPS Index comprises U.S.
     Treasury Inflation Protected Securities rated investment grade (Baa3 or better) with at least one year to final maturity and at least $250 million par amount outstanding. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 53

Your Fund's Expenses

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               54 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 5/1/08      VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  898.80              $4.30
Hypothetical (5% return before expenses)         $1,000           $1,020.61              $4.57

ADVISOR CLASS
Actual                                           $1,000           $  900.70              $3.11
Hypothetical (5% return before expenses)         $1,000           $1,021.87              $3.30

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90% and Advisor:
     0.65%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 55

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCED FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                              ---------------------------
CLASS A                                                         2008      2007    2006(a)
-------                                                       -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $ 11.36   $ 10.65   $ 10.00
                                                              -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ...............................      0.39      0.36      0.10
   Net realized and unrealized gains (losses) .............     (4.09)     0.68      0.62
                                                              -------   -------   -------
Total from investment operations ..........................     (3.70)     1.04      0.72
                                                              -------   -------   -------
Less distributions from:
   Net investment income ..................................     (0.42)    (0.33)    (0.07)
   Net realized gains .....................................     (0.24)       --        --
                                                              -------   -------   -------
Total distributions .......................................     (0.66)    (0.33)    (0.07)
                                                              -------   -------   -------
Redemption fees(d, e) .....................................        --        --        --
                                                              -------   -------   -------
Net asset value, end of year ..............................   $  7.00   $ 11.36   $ 10.65
                                                              =======   =======   =======
Total return(f) ...........................................    (34.20)%    9.91%     7.20%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........      1.34%     1.58%     2.02%
Expenses net of waiver and payments by affiliates .........      1.01%     1.04%     1.06%
Net investment income .....................................      3.99%     3.26%     2.84%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $39,061   $35,180   $17,258
Portfolio turnover rate ...................................     51.48%    77.53%    13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               56 | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                              ---------------------------
CLASS C                                                         2008      2007    2006(a)
-------                                                       -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $ 11.30   $ 10.62   $ 10.00
                                                              -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ...............................      0.33      0.30      0.07
   Net realized and unrealized gains (losses) .............     (4.08)     0.68      0.62
                                                              -------   -------   -------
Total from investment operations ..........................     (3.75)     0.98      0.69
                                                              -------   -------   -------
Less distributions from:
   Net investment income ..................................     (0.35)    (0.30)    (0.07)
   Net realized gains .....................................     (0.24)       --        --
                                                              -------   -------   -------
Total distributions .......................................     (0.59)    (0.30)    (0.07)
                                                              -------   -------   -------
Redemption fees(d, e) .....................................        --        --        --
                                                              -------   -------   -------
Net asset value, end of year ..............................   $  6.96   $ 11.30   $ 10.62
                                                              =======   =======   =======
Total return(f) ...........................................    (34.69)%    9.33%     6.90%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........      2.00%     2.25%     2.65%
Expenses net of waiver and payments by affiliates .........      1.67%     1.71%     1.69%
Net investment income .....................................      3.33%     2.59%     2.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 7,136   $ 6,542   $   242
Portfolio turnover rate ...................................     51.48%    77.53%    13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 57

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                              ---------------------------
CLASS R                                                         2008      2007    2006(a)
-------                                                       -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $ 11.36   $ 10.64   $ 10.00
                                                              -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ...............................      0.37      0.34      0.09
   Net realized and unrealized gains (losses) .............     (4.09)     0.69      0.62
                                                              -------   -------   -------
Total from investment operations ..........................     (3.72)     1.03      0.71
                                                              -------   -------   -------
Less distributions from:
   Net investment income ..................................     (0.40)    (0.31)    (0.07)
   Net realized gains .....................................     (0.24)       --        --
                                                              -------   -------   -------
Total distributions .......................................     (0.64)    (0.31)    (0.07)
                                                              -------   -------   -------
Redemption fees(d, e) .....................................        --        --        --
                                                              -------   -------   -------
Net asset value, end of year ..............................   $  7.00   $ 11.36   $ 10.64
                                                              =======   =======   =======
Total return(f) ...........................................    (34.26)%    9.83%     7.10%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........      1.54%     1.75%     2.17%
Expenses net of waiver and payments by affiliates .........      1.21%     1.21%     1.21%
Net investment income .....................................      3.79%     3.09%     2.69%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $    12   $    15   $    11
Portfolio turnover rate ...................................     51.48%    77.53%    13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               58 | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                              ---------------------------
ADVISOR CLASS                                                   2008      2007    2006(a)
-------------                                                 -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $ 11.38   $ 10.66   $ 10.00
                                                              -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ...............................      0.42      0.40      0.11
   Net realized and unrealized gains (losses) .............     (4.10)     0.69      0.62
                                                              -------   -------   -------
Total from investment operations ..........................     (3.68)     1.09      0.73
                                                              -------   -------   -------
Less distributions from:
   Net investment income ..................................     (0.45)    (0.37)    (0.07)
   Net realized gains .....................................     (0.24)       --        --
                                                              -------   -------   -------
Total distributions .......................................     (0.69)    (0.37)    (0.07)
                                                              -------   -------   -------
Redemption fees(d, e) .....................................        --        --        --
                                                              -------   -------   -------
Net asset value, end of year ..............................   $  7.01   $ 11.38   $ 10.66
                                                              =======   =======   =======
Total return(f) ...........................................    (34.01)%   10.34%     7.30%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........      1.04%     1.25%     1.67%
Expenses net of waiver and payments by affiliates .........      0.71%     0.71%     0.71%
Net investment income .....................................      4.29%     3.59%     3.19%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 1,072   $ 1,180   $   239
Portfolio turnover rate ...................................     51.48%    77.53%    13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 59

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

        FRANKLIN BALANCED FUND                                                        COUNTRY       SHARES      VALUE
        ----------------------                                                    --------------  ---------  -----------
        COMMON STOCKS 40.9%
        CONSUMER DISCRETIONARY 1.9%
        Best Buy Co. Inc. ......................................................   United States     13,000  $   348,530
        CBS Corp., B ...........................................................   United States     55,000      534,050
                                                                                                             -----------
                                                                                                                 882,580
                                                                                                             -----------
        CONSUMER STAPLES 2.2%
        Diageo PLC, ADR ........................................................  United Kingdom     12,600      783,593
        The Procter & Gamble Co. ...............................................   United States      4,000      258,160
                                                                                                             -----------
                                                                                                               1,041,753
                                                                                                             -----------
        ENERGY 3.9%
        Chevron Corp. ..........................................................   United States      3,600      268,560
        ConocoPhillips .........................................................   United States      6,000      312,120
    (a) Halliburton Co. ........................................................   United States     20,000      395,800
    (b) Petroplus Holdings AG ..................................................    Switzerland      25,000      662,038
        Valero Energy Corp. ....................................................   United States     10,000      205,800
                                                                                                             -----------
                                                                                                               1,844,318
                                                                                                             -----------
        FINANCIALS 1.4%
        Duke Realty Corp. ......................................................   United States     20,000      282,200
        iStar Financial Inc. ...................................................   United States     30,000       32,400
        Merrill Lynch & Co. Inc. ...............................................   United States     20,000      371,800
                                                                                                             -----------
                                                                                                                 686,400
                                                                                                             -----------
        HEALTH CARE 7.7%
    (b) Genentech Inc. .........................................................   United States      8,000      663,520
        Johnson & Johnson ......................................................   United States     20,000    1,226,800
        Merck & Co. Inc. .......................................................   United States     20,000      619,000
        Pfizer Inc. ............................................................   United States     30,000      531,300
        Roche Holding AG .......................................................    Switzerland       4,000      610,023
                                                                                                             -----------
                                                                                                               3,650,643
                                                                                                             -----------
        INDUSTRIALS 7.6%
        3M Co. .................................................................   United States      8,000      514,400
        Avery Dennison Corp. ...................................................   United States     15,000      525,300
        The Boeing Co. .........................................................   United States     10,000      522,700
        Caterpillar Inc. .......................................................   United States      8,000      305,360
        General Electric Co. ...................................................   United States     44,250      863,318
        United Parcel Service Inc., B ..........................................   United States      6,000      316,680
        United Technologies Corp. ..............................................   United States     10,000      549,600
                                                                                                             -----------
                                                                                                               3,597,358
                                                                                                             -----------
        INFORMATION TECHNOLOGY 7.5%
    (b) Agilent Technologies Inc. ..............................................   United States     15,000      332,850
    (b) Cisco Systems Inc. .....................................................   United States     30,000      533,100
        Intel Corp. ............................................................   United States     60,000      960,000
        Maxim Integrated Products Inc. .........................................   United States     20,000      272,000
        Microsoft Corp. ........................................................   United States     20,000      446,600
    (b) NetApp Inc. ............................................................   United States     20,000      270,600
        QUALCOMM Inc. ..........................................................   United States      6,800      260,168
        Texas Instruments Inc. .................................................   United States     25,000      489,000
                                                                                                             -----------
                                                                                                               3,564,318
                                                                                                             -----------


                               60 | Annual Report

Franklin Investors Securities Trust

        FRANKLIN BALANCED FUND                                                        COUNTRY       SHARES      VALUE
        ----------------------                                                    --------------  ---------  -----------
        COMMON STOCKS (CONTINUED)
        MATERIALS 3.0%
        Alcoa Inc. .............................................................   United States     50,000  $   575,500
        The Dow Chemical Co. ...................................................   United States     10,000      266,700
    (a) Weyerhaeuser Co. .......................................................   United States     15,000      573,300
                                                                                                             -----------
                                                                                                               1,415,500
                                                                                                             -----------
        TELECOMMUNICATION SERVICES 2.3%
        AT&T Inc. ..............................................................   United States     40,000    1,070,800
                                                                                                             -----------
        UTILITIES 3.4%
        Duke Energy Corp. ......................................................   United States     30,000      491,400
        PG&E Corp. .............................................................   United States     25,000      916,750
        Public Service Enterprise Group Inc. ...................................   United States      6,400      180,160
                                                                                                             -----------
                                                                                                               1,588,310
                                                                                                             -----------
        TOTAL COMMON STOCKS (COST $27,912,794) .................................                              19,341,980
                                                                                                             -----------
        CONVERTIBLE PREFERRED STOCKS 6.7%
        FINANCIALS 3.9%
        American International Group Inc., 8.50%, cvt. pfd. ....................   United States     10,000       44,500
        Bank of America Corp., 7.25%, cvt. pfd., L .............................   United States      1,800    1,260,000
        Citigroup Inc., 6.50%, cvt. pfd. .......................................   United States     16,050      516,970
                                                                                                             -----------
                                                                                                               1,821,470
                                                                                                             -----------
        HEALTH CARE 1.4%
        Schering-Plough Corp., 6.00%, cvt. pfd. ................................   United States      5,000      668,341
                                                                                                             -----------
        MATERIALS 1.4%
        Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd. ..................   United States     13,500      658,530
                                                                                                             -----------
        TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,317,129) ...................                               3,148,341
                                                                                                             -----------
        PREFERRED STOCKS 0.2%
        FINANCIALS 0.2%
        Fannie Mae, 7.625%, pfd., R ............................................   United States     20,000       25,000
        Fannie Mae, 8.25%, pfd. ................................................   United States     25,000       52,500
        Freddie Mac, 8.375%, pfd., Z ...........................................   United States     30,200       46,810
                                                                                                             -----------
        TOTAL PREFERRED STOCKS (COST $1,880,000) ...............................                                 124,310
                                                                                                             -----------
        EQUITY LINKED SECURITIES 2.5%
        CONSUMER DISCRETIONARY 1.0%
    (c) The Goldman Sachs Group Inc. into Comcast Corp., 5.00%, 144A ...........   United States     30,000      460,058
                                                                                                             -----------
        HEALTH CARE 1.5%
    (c) Morgan Stanley into Genentech Inc., 5.26%, 144A ........................   United States     10,000      733,282
                                                                                                             -----------
        TOTAL EQUITY LINKED SECURITIES (COST $1,216,420) .......................                               1,193,340
                                                                                                             -----------


                                                                                                  PRINCIPAL
                                                                                                  AMOUNT(d)
                                                                                                  ---------
        CONVERTIBLE BONDS 2.4%
        FINANCIALS 0.8%
        Vornado Realty Trust, senior bond, cvt., 2.85%, 4/01/27 ................   United States    500,000      355,000
                                                                                                             -----------


                               Annual Report | 61

Franklin Investors Securities Trust

                                                                                                  PRINCIPAL
        FRANKLIN BALANCED FUND                                                        COUNTRY     AMOUNT(d)     VALUE
        ----------------------                                                    --------------  ---------  -----------
        CONVERTIBLE BONDS (CONTINUED)
        HEALTH CARE 1.6%
    (c) Mylan Inc., 144A, cvt., 3.75%, 9/15/15 .................................   United States  1,000,000  $   768,750
                                                                                                             -----------
        TOTAL CONVERTIBLE BONDS (COST $1,239,445) ..............................                               1,123,750
                                                                                                             -----------
        CORPORATE BONDS 36.5%
        CONSUMER DISCRETIONARY 5.5%
        Comcast Corp., senior note,
           5.85%, 1/15/10 ......................................................   United States    200,000      196,170
           6.30%, 11/15/17 .....................................................   United States    350,000      303,299
        Dollar General Corp., senior note, 10.625%, 7/15/15 ....................   United States    500,000      462,500
        Ford Motor Credit Co. LLC, senior note, 9.75%, 9/15/10 .................   United States    900,000      612,493
        R.H. Donnelley Corp., senior disc. note, A-2, 6.875%, 1/15/13 ..........   United States    800,000      188,000
        Target Corp., 6.00%, 1/15/18 ...........................................   United States  1,000,000      828,845
                                                                                                             -----------
                                                                                                               2,591,307
                                                                                                             -----------
        CONSUMER STAPLES 2.8%
        Bunge Ltd. Finance Corp., senior note, 5.10%, 7/15/15 ..................   United States    300,000      216,965
        CVS Caremark Corp., senior note, 5.75%, 6/01/17 ........................   United States    300,000      242,656
        Philip Morris International Inc., 5.65%, 5/16/18 .......................   United States  1,000,000      857,562
                                                                                                             -----------
                                                                                                               1,317,183
                                                                                                             -----------
        ENERGY 3.7%
        Chesapeake Energy Corp., senior note, 7.25%, 12/15/18 ..................   United States  1,000,000      760,000
        El Paso Natural Gas Co., senior note, 7.25%, 4/01/18 ...................   United States    500,000      377,500
    (c) LUKOIL International Finance BV, 144A, 6.356%, 6/07/17 .................      Russia        500,000      277,500
        Valero Energy Corp., 6.125%, 6/15/17 ...................................   United States    400,000      330,116
                                                                                                             -----------
                                                                                                               1,745,116
                                                                                                             -----------
        FINANCIALS 13.2%
        American Express Co., senior note, 7.00%, 3/19/18 ......................   United States    700,000      540,413
        American Express Credit Corp., C, 7.30%, 8/20/13 .......................   United States    500,000      441,932
  (c,e) American International Group Inc., junior sub. deb., 144A, FRN, 8.175%,
           5/15/58 .............................................................   United States    600,000       95,864
    (f) Bank of America Corp., pfd., sub. bond, M, 8.125%, Perpetual ...........   United States    225,000      174,641
  (c,f) BNP Paribas, 144A, 7.195%, Perpetual ...................................       France       300,000      191,609
        Compass Bank, 6.40%, 10/01/17 ..........................................   United States    400,000      328,054
        iStar Financial Inc., 8.625%, 6/01/13 ..................................   United States    900,000      351,249
    (f) JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual ............   United States  1,440,000    1,170,037
        Lazard Group, senior note, 6.85%, 6/15/17 ..............................   United States    300,000      215,903
    (g) Lehman Brothers Holdings Inc., senior note, 6.875%, 5/02/18 ............   United States  1,000,000      135,000
  (c,e) Liberty Mutual Group, junior sub. note, 144A, FRN, 10.75%, 6/15/88 .....   United States    500,000      262,824
    (c) Metropolitan Life Global Funding I, senior secured note, 144A, 5.125%,
           4/10/13 .............................................................   United States    900,000      805,603
    (e) The Travelers Cos. Inc., junior sub. bond, FRN, 6.25%, 3/15/67 .........   United States    500,000      319,470
    (f) Wachovia Capital Trust III, junior sub. bond, 5.80%, Perpetual .........   United States    500,000      267,624
(c,f,g) Washington Mutual Preferred Funding Trust IV, junior sub. bond, 144A,
           9.75%, Perpetual ....................................................   United States    500,000        3,125
    (f) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual .......................   United States    300,000      245,562
    (f) Wells Fargo Capital XV, 9.75%, Perpetual ...............................   United States    700,000      679,645
                                                                                                             -----------
                                                                                                               6,228,555
                                                                                                             -----------


                               62 | Annual Report

Franklin Investors Securities Trust

                                                                                                  PRINCIPAL
        FRANKLIN BALANCED FUND                                                        COUNTRY     AMOUNT(d)     VALUE
        ----------------------                                                    --------------  ---------  -----------
        CORPORATE BONDS (CONTINUED)
        HEALTH CARE 3.6%
    (c) Bausch & Lomb Inc., senior note, 144A, 9.875%, 11/01/15 ................   United States    400,000  $   316,000
        Coventry Health Care Inc., senior note, 6.30%, 8/15/14 .................   United States    400,000      281,633
        Quest Diagnostics Inc., 6.95%, 7/01/37 .................................   United States    500,000      358,661
        Schering-Plough Corp., senior note, 6.00%, 9/15/17 .....................   United States    400,000      352,380
    (e) Tenet Healthcare Corp., senior note, FRN, 9.25%, 2/01/15 ...............   United States    500,000      415,000
                                                                                                             -----------
                                                                                                               1,723,674
                                                                                                             -----------
        INFORMATION TECHNOLOGY 0.5%
        First Data Corp., senior note, 9.875%, 9/24/15 .........................   United States    400,000      258,000
                                                                                                             -----------
        MATERIALS 1.8%
        Rio Tinto Finance USA Ltd., 5.875%, 7/15/13 ............................     Australia    1,000,000      854,480
                                                                                                             -----------
        TELECOMMUNICATION SERVICES 2.0%
        Embarq Corp., senior note, 7.082%, 6/01/16 .............................   United States    250,000      192,761
        Telecom Italia Capital, senior note,
           4.95%, 9/30/14 ......................................................       Italy        100,000       69,820
           6.999%, 6/04/18 .....................................................       Italy        600,000      436,064
        Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 .................   United States    250,000      236,539
                                                                                                             -----------
                                                                                                                 935,184
                                                                                                             -----------
        UTILITIES 3.4%
    (c) Illinois Power Co., senior note, 144A, 9.75%, 11/15/18 .................   United States  1,000,000    1,003,670
    (c) Texas Competitive Electric Holdings Co. LLC, senior note, 144A, 10.25%,
           11/01/15 ............................................................   United States    800,000      614,000
                                                                                                             -----------
                                                                                                               1,617,670
                                                                                                             -----------
        TOTAL CORPORATE BONDS (COST $24,046,088) ...............................                              17,271,169
                                                                                                             -----------
        ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
           SECURITIES (COST $139,727) 0.3%
        FINANCIALS 0.3%
    (e) Accredited Mortgage Loan Trust, 2005-3, A1, FRN, 3.447%, 9/25/35 .......   United States    139,640      128,883
                                                                                                             -----------
        MORTGAGE-BACKED SECURITIES 1.3%
        FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 1.3%
        FNMA 30 Year, 6.00%, 8/01/36 ...........................................   United States    361,392      361,486
        FNMA 30 Year, 6.50%, 4/01/36 ...........................................   United States    271,389      275,307
                                                                                                             -----------
        TOTAL MORTGAGE-BACKED SECURITIES (COST $625,854) .......................                                 636,793
                                                                                                             -----------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
        (COST $62,377,457) .....................................................                              42,968,566
                                                                                                             -----------


                                                                                                   SHARES
                                                                                                  ---------
        SHORT TERM INVESTMENTS (COST $3,585,681) 7.6%
        MONEY MARKET FUNDS 7.6%
    (h) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% ...   United States  3,585,681    3,585,681
                                                                                                             -----------
        TOTAL INVESTMENTS (COST $65,963,138) 98.4% .............................                              46,554,247
        OPTIONS WRITTEN 0.0%(i) ................................................                                 (12,700)
        OTHER ASSETS, LESS LIABILITIES 1.6% ....................................                                 739,321
                                                                                                             -----------
        NET ASSETS 100.0% ......................................................                             $47,280,868
                                                                                                             ===========


                               Annual Report | 63

Franklin Investors Securities Trust

        FRANKLIN BALANCED FUND                                                        COUNTRY     CONTRACTS     VALUE
        ----------------------                                                    --------------  ---------  -----------
    (j) OPTIONS WRITTEN 0.0%(i)
        PUT OPTIONS 0.0%(i)
        ENERGY 0.0%(i)
        Halliburton Co., Nov. 15 Puts, 11/22/08 ................................   United States        100  $     3,700
                                                                                                             -----------
        MATERIALS 0.0%(i)
        Weyerhaeuser Co., Nov. 30 Puts, 11/22/08 ...............................   United States        100        9,000
                                                                                                             -----------
        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $14,605) ......................                             $    12,700
                                                                                                             -----------

See Selected Portfolio Abbreviations on page 90.

(a) A portion or all of the security is held in connection with written option contracts open at year end.

(b)  Non-income producing for the twelve months ended October 31, 2008.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $5,532,285, representing 11.70% of net assets.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)  The coupon rate shown represents the rate at period end.

(f)  Perpetual securities with no stated maturity date.

(g)  See Note 9 regarding defaulted securities.

(h) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(i)  Rounds to less than 0.1% of net assets.

(j)  See Note 1(e) regarding written options.

   The accompanying notes are an integral part of these financial statements.


                               64 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                        YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------------------
CLASS A                                              2008          2007          2006          2005          2004
-------                                            --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  17.14      $  17.19      $  16.46      $  15.16      $  13.90
                                                   --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) ....................       0.42          0.38          0.43          0.42          0.50
   Net realized and unrealized gains (losses) ..      (6.75)         1.36          1.52          1.49          1.43
                                                   --------      --------      --------      --------      --------
Total from investment operations ...............      (6.33)         1.74          1.95          1.91          1.93
                                                   --------      --------      --------      --------      --------
Less distributions from:
   Net investment income .......................      (0.75)        (0.58)        (0.60)        (0.61)        (0.67)
   Net realized gains ..........................      (0.58)        (1.21)        (0.62)           --            --
                                                   --------      --------      --------      --------      --------
Total distributions ............................      (1.33)        (1.79)        (1.22)        (0.61)        (0.67)
                                                   --------      --------      --------      --------      --------
Redemption fees(c, d) ..........................         --            --            --            --            --
                                                   --------      --------      --------      --------      --------
Net asset value, end of year ...................   $   9.48      $  17.14      $  17.19      $  16.46      $  15.16
                                                   ========      ========      ========      ========      ========
Total return(e) ................................     (39.36)%       10.66%        12.45%        12.76%        14.06%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.89%         0.87%         0.86%         0.88%         0.92%
Expenses net of payments by affiliates .........       0.89%(f)      0.87%(f)      0.86%(f)      0.88%(f)      0.89%
Net investment income ..........................       2.92%         2.25%         2.59%         2.63%         3.36%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $396,201      $844,603      $718,018      $551,120      $380,960
Portfolio turnover rate ........................      37.58%        17.59%        31.37%        35.30%        28.37%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 65

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                        YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------------------
CLASS C                                              2008          2007          2006          2005          2004
-------                                            --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  16.98      $  17.04      $  16.32      $  15.05      $  13.81
                                                   --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) ....................       0.31          0.25          0.30          0.30          0.39
   Net realized and unrealized gains (losses) ..      (6.68)         1.36          1.52          1.46          1.42
                                                   --------      --------      --------      --------      --------
Total from investment operations ...............      (6.37)         1.61          1.82          1.76          1.81
                                                   --------      --------      --------      --------      --------
Less distributions from:
   Net investment income .......................      (0.64)        (0.46)        (0.48)        (0.49)        (0.57)
   Net realized gains ..........................      (0.58)        (1.21)        (0.62)           --            --
                                                   --------      --------      --------      --------      --------
Total distributions ............................      (1.22)        (1.67)        (1.10)        (0.49)        (0.57)
                                                   --------      --------      --------      --------      --------
Redemption fees(c, d) ..........................         --            --            --            --            --
                                                   --------      --------      --------      --------      --------
Net asset value, end of year ...................   $   9.39      $  16.98      $  17.04      $  16.32      $  15.05
                                                   ========      ========      ========      ========      ========
Total return(e) ................................     (39.80)%        9.94%        11.53%        11.92%        13.21%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.63%         1.61%         1.61%         1.63%         1.67%
Expenses net of payments by affiliates .........       1.63%(f)      1.61%(f)      1.61%(f)      1.63%(f)      1.64%
Net investment income ..........................       2.18%         1.51%         1.83%         1.88%         2.61%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $138,148      $306,353      $271,216      $219,970      $167,813
Portfolio turnover rate ........................      37.58%        17.59%        31.37%        35.30%        28.37%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               66 | Annual Report

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                     PERIOD ENDED
                                                      OCTOBER 31,
ADVISOR CLASS                                           2008(a)
-------------                                        ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $ 15.65
                                                       -------
Income from investment operations(b):
   Net investment income(c) ......................        0.24
   Net realized and unrealized gains (losses) ....       (5.88)
                                                       -------
Total from investment operations .................       (5.64)
                                                       -------
Less distributions from net investment income ....       (0.53)
                                                       -------
Redemption fees(d, e) ............................          --
                                                       -------
Net asset value, end of period ...................     $  9.48
                                                       =======
Total return(f) ..................................      (36.93)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ......................................        0.64%
Net investment income ............................        3.17%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $   318
Portfolio turnover rate ..........................       37.58%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 67

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

        FRANKLIN CONVERTIBLE SECURITIES FUND                                                 SHARES        VALUE
        -----------------------------------                                               -----------   ------------
        COMMON STOCKS 1.3%
        UTILITIES 1.3%
        CenterPoint Energy Inc. .......................................................       310,820   $  3,580,646
        PNM Resources Inc. ............................................................       341,176      3,326,466
                                                                                                        ------------
        TOTAL COMMON STOCKS (COST $14,042,517) ........................................                    6,907,112
                                                                                                        ------------
        CONVERTIBLE PREFERRED STOCKS 31.1%
        CONSUMER DISCRETIONARY 4.5%
        Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .............................       450,000      3,253,500
        General Motors Corp., 6.25%, cvt. pfd. ........................................       235,000      1,492,250
        General Motors Corp., 1.50%, cvt. pfd., D .....................................       776,200     12,807,300
        Retail Ventures Inc. into DSW Inc., 6.625%, cvt. pfd. .........................       250,000      6,343,750
                                                                                                        ------------
                                                                                                          23,896,800
                                                                                                        ------------
        CONSUMER STAPLES 2.1%
        Archer Daniels Midland Co., 6.25%, cvt. pfd. ..................................       400,000     11,480,000
                                                                                                        ------------
        ENERGY 3.2%
    (a) Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A ...............................       110,000      7,528,103
        El Paso Corp., 4.99%, cvt. pfd. ...............................................        12,000      9,513,000
                                                                                                        ------------
                                                                                                          17,041,103
                                                                                                        ------------
        FINANCIALS 9.5%
        Affiliated Managers Group Inc., 5.10%, cvt. pfd. ..............................       350,000      6,343,750
        Bank of America Corp., 7.25%, cvt. pfd., L ....................................         4,000      2,800,000
        CIT Group Inc., 8.75%, cvt. pfd., C ...........................................        30,000        641,100
        CIT Group Inc., 7.75%, cvt. pfd., Z ...........................................       619,500      3,562,125
        E*TRADE Financial Corp., 6.125%, cvt. pfd. ....................................       855,000      2,086,200
        Fannie Mae, 5.375%, cvt. pfd. .................................................           140        735,000
        Legg Mason Inc., 7.00%, cvt. pfd. .............................................       375,000      8,587,500
        MetLife Inc., 6.375%, cvt. pfd. ...............................................       400,000      3,462,108
        Simon Property Group Inc., 6.00%, cvt. pfd. ...................................       200,000     10,460,000
        Wachovia Corp., 7.50%, cvt. pfd., L ...........................................        17,900     11,903,500
                                                                                                        ------------
                                                                                                          50,581,283
                                                                                                        ------------
        HEALTH CARE 2.2%
        Schering-Plough Corp., 6.00%, cvt. pfd. .......................................        88,000     11,762,799
                                                                                                        ------------
        INDUSTRIALS 2.5%
        Avery Dennison Corp., 7.875%, cvt. pfd. .......................................       400,000     13,612,000
                                                                                                        ------------
        MATERIALS 1.3%
        Celanese Corp., 4.25%, cvt. pfd. ..............................................       375,000      7,160,175
                                                                                                        ------------
        UTILITIES 5.8%
        CMS Energy Corp., 4.50%, cvt. pfd., B .........................................       100,000      5,381,250
        Entergy Corp., 7.625%, cvt. pfd. ..............................................       300,000     14,119,500
        NRG Energy Inc., 4.00%, cvt. pfd. .............................................         9,500     11,307,375
                                                                                                        ------------
                                                                                                          30,808,125
                                                                                                        ------------
        TOTAL CONVERTIBLE PREFERRED STOCKS (COST $304,855,973) ........................                  166,342,285
                                                                                                        ------------


                               68 | Annual Report

Franklin Investors Securities Trust

                                                                                           PRINCIPAL
        FRANKLIN CONVERTIBLE SECURITIES FUND                                               AMOUNT(b)        VALUE
        ------------------------------------                                              -----------   ------------
        CONVERTIBLE BONDS 63.9%
        CONSUMER DISCRETIONARY 9.8%
        Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 ............................   $21,000,000   $ 16,563,750
        Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 .............................    18,000,000     15,142,500
        Liberty Media Corp., cvt., senior deb., B, 3.25%, 3/15/31 .....................    10,000,000      3,862,500
        Lions Gate Entertainment Corp., cvt., senior note, 3.625%, 3/15/25 (Canada) ...    10,000,000      7,274,850
    (a) Live Nation Inc., cvt., senior note, 144A, 2.875%, 7/15/27 ....................    17,865,000      9,446,119
                                                                                                        ------------
                                                                                                          52,289,719
                                                                                                        ------------
        ENERGY 1.0%
        Helix Energy Solutions Group, cvt., senior note, 3.25%, 12/15/25 ..............    10,000,000      5,462,500
                                                                                                        ------------
        FINANCIALS 4.7%
        CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34 ....................    20,000,000     11,360,500
    (c) iStar Financial Inc., cvt., senior note, FRN, 4.383%, 10/01/12 ................    23,000,000      9,102,825
        Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14 ...............     3,600,000      4,441,500
                                                                                                        ------------
                                                                                                          24,904,825
                                                                                                        ------------
        HEALTH CARE 20.4%
        Alza Corp. into Johnson & Johnson, cvt., sub. deb., zero cpn., 7/28/20 ........    15,000,000     12,862,500
        American Medical Systems Holdings Ltd., cvt., senior sub. note, 3.25%,
           7/01/36 ....................................................................    15,000,000     10,762,500
    (a) Amgen Inc., cvt., senior note, 144A, 0.375%, 2/01/13 ..........................    15,000,000     13,336,800
        Biomarin Pharmaceutical Inc., cvt., senior note, 1.875%, 4/23/17 ..............     3,300,000      3,295,875
        Gilead Sciences Inc., cvt., senior note, 0.625%, 5/01/13 ......................    10,000,000     12,462,500
        Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 ................................    15,000,000      8,437,500
        Medtronic Inc., cvt., senior note,
               1.50%, 4/15/11 .........................................................     4,000,000      3,682,084
           (a) 144A, 1.50%, 4/15/11 ...................................................    17,000,000     15,648,857
    (a) Mylan Inc., 144A, cvt., 3.75%, 9/15/15 ........................................    16,000,000     12,300,000
        PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 ...........................    19,550,000     16,128,750
                                                                                                        ------------
                                                                                                         108,917,366
                                                                                                        ------------
        INDUSTRIALS 5.6%
    (a) GATX Corp., cvt., senior note, 144A, 5.00%, 8/15/23 ...........................     3,000,000      3,480,000
    (a) L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 ..........................    15,000,000     14,400,000
        WESCO International Inc., cvt., senior deb.,
               1.75%, 11/15/26 ........................................................     5,000,000      2,993,750
           (a) 144A, 1.75%, 11/15/26 ..................................................    15,000,000      8,981,250
                                                                                                        ------------
                                                                                                          29,855,000
                                                                                                        ------------
        INFORMATION TECHNOLOGY 19.2%
    (a) Alliance Data System Corp., senior note, 144A, cvt., 1.75%, 8/01/13 ...........    17,000,000     12,707,500
    (a) BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 .....................    14,000,000      5,847,072
        EMC Corp., senior note, cvt., 1.75%, 12/01/13 .................................    10,000,000      9,087,500
        Intel Corp., cvt.,
           (a) junior sub. bond, 144A, 2.95%, 12/15/35 ................................    19,000,000     13,341,781
               sub. deb., 2.95%, 12/15/35 .............................................     2,000,000      1,404,398
        Liberty Media Corp. into Motorola Inc., cvt., senior deb., 3.50%, 1/15/31 .....     8,000,000      2,216,806
    (a) Microchip Technology Inc., cvt., junior sub. note, 144A, 2.125%, 12/15/37 .....    20,000,000     15,704,800


                               Annual Report | 69

Franklin Investors Securities Trust

                                                                                           PRINCIPAL
        FRANKLIN CONVERTIBLE SECURITIES FUND                                               AMOUNT(b)       VALUE
        ------------------------------------                                              -----------   ------------
        CONVERTIBLE BONDS (CONTINUED)
        INFORMATION TECHNOLOGY (CONTINUED)
        Micron Technology Inc., cvt., senior sub. note, 1.875%, 6/01/14 ...............   $20,000,000   $  9,025,000
        PMC-Sierra Inc., cvt.,
           (a) 144A, 2.25%, 10/15/25 ..................................................     3,500,000      2,861,250
               sub. note, 2.25%, 10/15/25 .............................................     9,500,000      7,766,250
    (a) VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%, 6/15/12 ..............    21,000,000     13,387,500
    (a) VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%. 8/15/37 ...................    14,000,000      9,572,500
                                                                                                        ------------
                                                                                                         102,922,357
                                                                                                        ------------
        TELECOMMUNICATION SERVICES 2.3%
    (a) NII Holdings Inc., cvt., 144A, 2.75%, 8/15/25 .................................    15,000,000     12,187,499
                                                                                                        ------------
        UTILITIES 0.9%
        CMS Energy Corp., cvt., senior note, 2.875%, 12/01/24 .........................     6,000,000      5,067,606
                                                                                                        ------------
        TOTAL CONVERTIBLE BONDS (COST $488,069,359) ...................................                  341,606,872
                                                                                                        ------------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $806,967,849) ...........                  514,856,269
                                                                                                        ------------

                                                                                             SHARES
                                                                                          -----------
        SHORT TERM INVESTMENTS (COST $14,651,385) 2.7%
        MONEY MARKET FUNDS 2.7%
    (d) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% ..........    14,651,385     14,651,385
                                                                                                        ------------
        TOTAL INVESTMENTS (COST $821,619,234) 99.0% ...................................                  529,507,654
        OTHER ASSETS, LESS LIABILITIES 1.0% ...........................................                    5,158,912
                                                                                                        ------------
        NET ASSETS 100.0% .............................................................                 $534,666,566
                                                                                                        ============

See Selected Portfolio Abbreviations on page 90.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $170,731,032, representing 31.93% of net assets.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  The coupon rate shown represents the rate at period end.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               70 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                                            YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------------------------------
CLASS A                                               2008          2007          2006          2005          2004
-------                                             --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  22.41      $  22.67      $  20.47      $  19.58      $  17.84
                                                    --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) .....................       0.48          0.46          0.48          0.50          0.41
   Net realized and unrealized gains (losses) ...      (8.57)         1.16          2.70          0.85          1.72
                                                    --------      --------      --------      --------      --------
Total from investment operations ................      (8.09)         1.62          3.18          1.35          2.13
                                                    --------      --------      --------      --------      --------
Less distributions from:
   Net investment income ........................      (0.48)        (0.45)        (0.51)        (0.46)        (0.39)
   Net realized gains ...........................      (0.96)        (1.43)        (0.47)           --            --
                                                    --------      --------      --------      --------      --------
Total distributions .............................      (1.44)        (1.88)        (0.98)        (0.46)        (0.39)
                                                    --------      --------      --------      --------      --------
Redemption fees(c, d) ...........................         --            --            --            --            --
                                                    --------      --------      --------      --------      --------
Net asset value, end of year ....................   $  12.88      $  22.41      $  22.67      $  20.47      $  19.58
                                                    ========      ========      ========      ========      ========
Total return(e) .................................     (38.01)%        7.40%        16.04%         6.92%        12.04%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.95%(f)      0.92%(f)      0.91%(f)      0.93%(f)      0.93%(g)
Net investment income ...........................       2.66%         2.03%         2.26%         2.43%         2.15%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $465,027      $855,227      $735,432      $651,766      $615,941
Portfolio turnover rate .........................      31.32%        27.66%        29.34%        38.05%        36.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 71

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                                        YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------
CLASS B                                               2008         2007         2006         2005         2004
-------                                             -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 22.30      $ 22.57      $ 20.38      $ 19.49      $ 17.76
                                                    -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income(b) .....................      0.34         0.29         0.32         0.35         0.27
   Net realized and unrealized gains (losses) ...     (8.52)        1.15         2.70         0.85         1.71
                                                    -------      -------      -------      -------      -------
Total from investment operations ................     (8.18)        1.44         3.02         1.20         1.98
                                                    -------      -------      -------      -------      -------
Less distributions from:
   Net investment income ........................     (0.34)       (0.28)       (0.36)       (0.31)       (0.25)
   Net realized gains ...........................     (0.96)       (1.43)       (0.47)          --           --
                                                    -------      -------      -------      -------      -------
Total distributions .............................     (1.30)       (1.71)       (0.83)       (0.31)       (0.25)
                                                    -------      -------      -------      -------      -------
Redemption fees(c, d) ...........................        --           --           --           --           --
                                                    -------      -------      -------      -------      -------
Net asset value, end of year ....................   $ 12.82      $ 22.30      $ 22.57      $ 20.38      $ 19.49
                                                    =======      =======      =======      =======      =======
Total return(e) .................................    (38.47)%       6.59%       15.20%        6.17%       11.20%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      1.70%(f)     1.67%(f)     1.65%(f)     1.68%(f)     1.68%(g)
Net investment income ...........................      1.91%        1.28%        1.52%        1.68%        1.40%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $20,559      $46,627      $51,979      $54,880      $55,442
Portfolio turnover rate .........................     31.32%       27.66%       29.34%       38.05%       36.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               72 | Annual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------------
CLASS C                                               2008         2007          2006          2005          2004
-------                                             -------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 22.31      $  22.58      $  20.39      $  19.50      $  17.77
                                                    -------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) .....................      0.34          0.29          0.32          0.34          0.27
   Net realized and unrealized gains (losses) ...     (8.52)         1.15          2.70          0.86          1.71
                                                    -------      --------      --------      --------      --------
Total from investment operations ................     (8.18)         1.44          3.02          1.20          1.98
                                                    -------      --------      --------      --------      --------
Less distributions from:
   Net investment income ........................     (0.34)        (0.28)        (0.36)        (0.31)        (0.25)
   Net realized gains ...........................     (0.96)        (1.43)        (0.47)           --            --
                                                    -------      --------      --------      --------      --------
Total distributions .............................     (1.30)        (1.71)        (0.83)        (0.31)        (0.25)
                                                    -------      --------      --------      --------      --------
Redemption fees(c, d) ...........................        --            --            --            --            --
                                                    -------      --------      --------      --------      --------
Net asset value, end of year ....................   $ 12.83      $  22.31      $  22.58      $  20.39      $  19.50
                                                    =======      ========      ========      ========      ========
Total return(e) .................................    (38.46)%        6.60%        15.19%         6.16%        11.19%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      1.70%(f)      1.66%(f)      1.65%(f)      1.68%(f)      1.68%(g)
Net investment income ...........................      1.91%         1.29%         1.52%         1.68%         1.40%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $78,394      $166,481      $172,366      $174,674      $172,773
Portfolio turnover rate .........................     31.32%        27.66%        29.34%        38.05%        36.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 73

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------------
CLASS R                                               2008         2007          2006          2005          2004
-------                                             -------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 22.43      $ 22.68       $ 20.48       $ 19.59       $ 17.85
                                                    -------      -------       -------       -------       -------
Income from investment operations(a):
   Net investment income(b) .....................      0.44         0.41          0.43          0.45          0.37
   Net realized and unrealized gains (losses) ...     (8.59)        1.16          2.70          0.85          1.72
                                                    -------      -------       -------       -------       -------
Total from investment operations ................     (8.15)        1.57          3.13          1.30          2.09
                                                    -------      -------       -------       -------       -------
Less distributions from:
   Net investment income ........................     (0.43)       (0.39)        (0.46)        (0.41)        (0.35)
   Net realized gains ...........................     (0.96)       (1.43)        (0.47)           --            --
                                                    -------      -------       -------       -------       -------
Total distributions .............................     (1.39)       (1.82)        (0.93)        (0.41)        (0.35)
                                                    -------      -------       -------       -------       -------
Redemption fees(c, d) ...........................        --           --            --            --            --
                                                    -------      -------       -------       -------       -------
Net asset value, end of year ....................   $ 12.89      $ 22.43       $ 22.68       $ 20.48       $ 19.59
                                                    =======      =======       =======       =======       =======
Total return(e) .................................    (38.18)%       7.11%        15.69%         6.71%        11.75%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      1.20%(f)     1.17%(f)      1.16%(f)      1.18%(f)      1.18%(g)
Net investment income ...........................      2.41%        1.78%         2.01%         2.18%         1.90%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 4,690      $13,532       $18,908       $20,612       $18,858
Portfolio turnover rate .........................     31.32%       27.66%        29.34%        38.05%        36.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               74 | Annual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                    PERIOD ENDED
                                                     OCTOBER 31,
ADVISOR CLASS                                          2008(a)
-------------                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $ 19.59
                                                      -------
Income from investment operations(b):
   Net investment income(c) .....................        0.23
   Net realized and unrealized gains (losses) ...       (6.75)
                                                      -------
Total from investment operations ................       (6.52)
                                                      -------
Less distributions from net investment income ...       (0.19)
                                                      -------
Redemption fees(d, e) ...........................          --
                                                      -------
Net asset value, end of period ..................     $ 12.88
                                                      =======
Total return(f) .................................      (33.43)%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) .....................................        0.70%
Net investment income ...........................        2.91%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $   679
Portfolio turnover rate .........................       31.32%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 75

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

      FRANKLIN EQUITY INCOME FUND                                                   COUNTRY          SHARES         VALUE
      ---------------------------                                                --------------   -----------   ------------
      COMMON STOCKS 74.9%
      CONSUMER DISCRETIONARY 7.2%
      Autoliv Inc. ...........................................................       Sweden           155,100   $  3,312,936
      Best Buy Co. Inc. ......................................................    United States       298,700      8,008,147
      Carnival Corp. .........................................................    United States       392,400      9,966,960
      The Home Depot Inc. ....................................................    United States       414,000      9,766,260
      Nordstrom Inc. .........................................................    United States       542,700      9,817,443
                                                                                                                ------------
                                                                                                                  40,871,746
                                                                                                                ------------
      CONSUMER STAPLES 7.1%
      The Coca-Cola Co. ......................................................    United States       329,800     14,530,988
      Diageo PLC, ADR ........................................................   United Kingdom       227,200     14,129,568
      Unilever NV, N.Y. shs. .................................................     Netherlands        488,700     11,753,235
                                                                                                                ------------
                                                                                                                  40,413,791
                                                                                                                ------------
      ENERGY 10.0%
      Chesapeake Energy Corp. ................................................    United States       327,445      7,193,967
      Chevron Corp. ..........................................................    United States       226,520     16,898,392
      ConocoPhillips .........................................................    United States       279,300     14,529,186
      Exxon Mobil Corp. ......................................................    United States       198,534     14,715,340
      Sunoco Inc. ............................................................    United States       123,500      3,766,750
                                                                                                                ------------
                                                                                                                  57,103,635
                                                                                                                ------------
      FINANCIALS 9.1%
      AFLAC Inc. .............................................................    United States       210,500      9,320,940
      Bank of America Corp. ..................................................    United States       553,706     13,383,074
      Citigroup Inc. .........................................................    United States       533,400      7,280,910
      iStar Financial Inc. ...................................................    United States       534,400        577,152
      JPMorgan Chase & Co. ...................................................    United States       261,350     10,780,687
      Marsh & McLennan Cos. Inc. .............................................    United States       365,900     10,728,188
                                                                                                                ------------
                                                                                                                  52,070,951
                                                                                                                ------------
      HEALTH CARE 7.1%
      Johnson & Johnson ......................................................    United States       150,500      9,231,670
      Pfizer Inc. ............................................................    United States       684,500     12,122,495
      Roche Holding AG .......................................................     Switzerland        125,300     19,108,979
                                                                                                                ------------
                                                                                                                  40,463,144
                                                                                                                ------------
      INDUSTRIALS 14.5%
      3M Co. .................................................................    United States       213,100     13,702,330
      The Boeing Co. .........................................................    United States       189,300      9,894,711
      Caterpillar Inc. .......................................................    United States       264,200     10,084,514
      General Electric Co. ...................................................    United States       596,600     11,639,666
      J.B. Hunt Transport Services Inc. ......................................    United States       282,800      8,040,004
      Pitney Bowes Inc. ......................................................    United States       334,500      8,288,910
      United Parcel Service Inc., B ..........................................    United States       201,600     10,640,448
      Waste Management Inc. ..................................................    United States       319,600      9,981,108
                                                                                                                ------------
                                                                                                                  82,271,691
                                                                                                                ------------


                              76 | Annual Report

Franklin Investors Securities Trust

      FRANKLIN EQUITY INCOME FUND                                                    COUNTRY         SHARES         VALUE
      ---------------------------                                                --------------   -----------   ------------
      COMMON STOCKS (CONTINUED)
      INFORMATION TECHNOLOGY 8.2%
      Intel Corp. ............................................................    United States       870,500   $ 13,928,000
      Microsoft Corp. ........................................................    United States       541,900     12,100,627
      Nokia Corp., ADR .......................................................       Finland          530,800      8,057,544
      Paychex Inc. ...........................................................    United States       443,900     12,668,906
                                                                                                                ------------
                                                                                                                  46,755,077
                                                                                                                ------------
      MATERIALS 4.0%
      Alcoa Inc. .............................................................    United States       479,000      5,513,290
      The Dow Chemical Co. ...................................................    United States       379,300     10,115,931
      Weyerhaeuser Co. .......................................................    United States       185,000      7,070,700
                                                                                                                ------------
                                                                                                                  22,699,921
                                                                                                                ------------
      TELECOMMUNICATION SERVICES 3.3%
      AT&T Inc. ..............................................................    United States       704,110     18,849,025
                                                                                                                ------------
      UTILITIES 4.4%
      Dominion Resources Inc. ................................................    United States       343,000     12,444,040
      PG&E Corp. .............................................................    United States       340,000     12,467,800
                                                                                                                ------------
                                                                                                                  24,911,840
                                                                                                                ------------
      TOTAL COMMON STOCKS (COST $549,285,167) ................................                                   426,410,821
                                                                                                                ------------
      CONVERTIBLE PREFERRED STOCKS 6.5%
      CONSUMER DISCRETIONARY 0.7%
      General Motors Corp., 6.25%, cvt. pfd. .................................    United States       680,000      4,318,000
                                                                                                                ------------
      FINANCIALS 2.2%
      Bank of America Corp., 7.25%, cvt. pfd., L .............................    United States         9,000      6,300,000
      Wachovia Corp., 7.50%, cvt. pfd., L ....................................    United States         9,500      6,317,500
                                                                                                                ------------
                                                                                                                  12,617,500
                                                                                                                ------------
      HEALTH CARE 1.8%
      Schering-Plough Corp., 6.00%, cvt. pfd. ................................    United States        76,000     10,158,781
                                                                                                                ------------
      UTILITIES 1.8%
      Entergy Corp., 7.625%, cvt. pfd. .......................................    United States       215,000     10,118,975
                                                                                                                ------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $60,034,908) ..................                                    37,213,256
                                                                                                                ------------
      PREFERRED STOCKS (COST $15,634,990) 0.2%
      FINANCIALS 0.2%
      Fannie Mae, 8.25%, pfd. ................................................    United States       625,000      1,312,500
                                                                                                                ------------
      EQUITY LINKED SECURITIES (COST $18,418,000) 2.7%
      CONSUMER DISCRETIONARY 2.7%
  (a) The Goldman Sachs Group Inc. into Comcast Corp., 5.00%, 144A ...........    United States     1,000,000     15,335,262
                                                                                                                ------------


                                                                                                   PRINCIPAL
                                                                                                     AMOUNT
                                                                                                  -----------
      CONVERTIBLE BONDS 4.7%
      HEALTH CARE 2.1%
  (a) Mylan Inc., 144A, cvt., 3.75%, 9/15/15 .................................    United States   $15,000,000     11,531,250
                                                                                                                ------------


                               Annual Report | 77

Franklin Investors Securities Trust

                                                                                                   PRINCIPAL
      FRANKLIN EQUITY INCOME FUND                                                    COUNTRY         AMOUNT         VALUE
      ---------------------------                                                --------------   -----------   ------------
      CONVERTIBLE BONDS (CONTINUED)
      INFORMATION TECHNOLOGY 2.6%
      Microchip Technology Inc., cvt., 2.125%, 12/15/37 ......................   United States    $19,500,000   $ 14,917,500
                                                                                                                ------------
      TOTAL CONVERTIBLE BONDS (COST $29,854,822) .............................                                    26,448,750
                                                                                                                ------------
      CORPORATE BONDS 3.8%
      FINANCIALS 3.8%
      American Express Credit Corp., C, 7.30%, 8/20/13 .......................   United States     12,500,000     11,048,287
  (b) JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual ............   United States     13,000,000     10,562,838
                                                                                                                ------------
      TOTAL CORPORATE BONDS (COST $24,165,428) ...............................                                    21,611,125
                                                                                                                ------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
      (COST $697,393,315) ....................................................                                   528,331,714
                                                                                                                ------------

                                                                                                     SHARES
                                                                                                  -----------
      SHORT TERM INVESTMENTS 7.3%
      MONEY MARKET FUNDS (COST $28,233,515) 5.0%
  (c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% ...   United States     28,233,515     28,233,515
                                                                                                                ------------

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT
                                                                                                  -----------
      REPURCHASE AGREEMENTS (COST $13,251,120) 2.3%
  (d) Joint Repurchase Agreement, 0.159%, 11/03/08 (Maturity
         Value $13,251,296) ..................................................                    $13,251,120     13,251,120
      ABN AMRO Bank NV, New York Branch (Maturity Value $1,652,967)
      Banc of America Securities LLC (Maturity Value $1,845,110)
      Barclays Capital Inc. (Maturity Value $1,652,967)
      BNP Paribas Securities Corp. (Maturity Value $1,845,110)
      Credit Suisse Securities (USA) LLC (Maturity Value $1,652,967)
      Deutsche Bank Securities Inc. (Maturity Value $1,988,225)
      Dresdner Kleinwort Securities LLC (Maturity Value $768,840)
      UBS Securities LLC (Maturity Value $1,845,110)
         Collateralized by U.S. Government Agency Securities, 2.22% - 5.00%,
            11/21/08 - 5/01/13; (e) U.S. Government Agency Discount Notes,
               11/28/08 - 1/30/09; (e) U.S. Treasury Bills, 10/22/09; and U.S.
               Treasury Notes, 3.50% - 4.75%, 2/28/09 - 11/15/09
                                                                                                                ------------
TOTAL INVESTMENTS (COST $738,877,950) 100.1% .................................                                   569,816,349
OTHER ASSETS, LESS LIABILITIES (0.1)% ........................................                                      (466,872)
                                                                                                                ------------
NET ASSETS 100.0% ............................................................                                  $569,349,477
                                                                                                                ============

See Selected Portfolio Abbreviations on page 90.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $26,866,512, representing 4.72% of net assets.

(b)  Perpetual securities with no stated maturity date.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(c) regarding joint repurchase agreement.

(e)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               78 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
CLASS A                                                         2008         2007         2006       2005         2004
-------                                                       --------     --------     --------   --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $  10.00     $   9.90     $   9.91   $  10.26     $  10.37
                                                              --------     --------     --------   --------     --------
Income from investment operations(a):
   Net investment income(b) ...............................       0.37         0.38         0.34       0.30         0.27
   Net realized and unrealized gains (losses) .............       0.09         0.11         0.01      (0.32)       (0.04)
                                                              --------     --------     --------   --------     --------
Total from investment operations ..........................       0.46         0.49         0.35      (0.02)        0.23
                                                              --------     --------     --------   --------     --------
Less distributions from net investment income .............      (0.41)       (0.39)       (0.36)     (0.33)       (0.34)
                                                              --------     --------     --------   --------     --------
Redemption fees(c, d) .....................................         --           --           --         --           --
                                                              --------     --------     --------   --------     --------
Net asset value, end of year ..............................   $  10.05     $  10.00     $   9.90   $   9.91     $  10.26
                                                              ========     ========     ========   ========     ========
Total return(e) ...........................................       4.67%        5.05%        3.63%     (0.16)%       2.23%
RATIOS TO AVERAGE NET ASSETS
Expenses ..................................................       0.86%(f)     0.88%(f)     0.83%      0.81%(f)     0.79%
Net investment income .....................................       3.64%        3.79%        3.43%      2.96%        2.67%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $298,468     $189,122     $211,245   $268,197     $309,544
Portfolio turnover rate ...................................      61.57%       25.29%       45.79%     62.33%       86.82%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 79

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
ADVISOR CLASS                                                   2008         2007         2006       2005         2004
-------------                                                 --------     --------     --------   --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................    $  9.99      $  9.89      $  9.90    $ 10.24      $ 10.36
                                                               -------      -------      -------    -------      -------
Income from investment operations(a):
   Net investment income(b) ...............................       0.38         0.39         0.35       0.31         0.28
   Net realized and unrealized gains (losses) .............       0.09         0.11         0.01      (0.31)       (0.05)
                                                               -------      -------      -------    -------      -------
Total from investment operations ..........................       0.47         0.50         0.36         --         0.23
                                                               -------      -------      -------    -------      -------
Less distributions from net investment income .............      (0.42)       (0.40)       (0.37)     (0.34)       (0.35)
                                                               -------      -------      -------    -------      -------
Redemption fees (c, d) ....................................         --           --           --         --           --
                                                               -------      -------      -------    -------      -------
Net asset value, end of year ..............................    $ 10.04      $  9.99      $  9.89    $  9.90      $ 10.24
                                                               =======      =======      =======    =======      =======
Total return ..............................................       4.78%        5.16%        3.74%      0.04%        2.24%
RATIOS TO AVERAGE NET ASSETS
Expenses ..................................................       0.76%(e)     0.78%(e)     0.73%      0.71%(e)     0.69%
Net investment income .....................................       3.74%        3.89%        3.53%      3.06%        2.77%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................    $27,734      $22,143      $22,293    $26,725      $24,141
Portfolio turnover rate ...................................      61.57%       25.29%       45.79%     62.33%       86.82%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               80 | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

                                                                                          PRINCIPAL
      FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                             AMOUNT        VALUE
      ---------------------------------------------------------                          -----------   -----------
      MORTGAGE-BACKED SECURITIES 37.5%
  (a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 1.1%
      FHLMC, 4.225%, 12/01/34 ........................................................   $ 1,153,311   $ 1,149,989
      FHLMC, 4.441%, 9/01/33 .........................................................       273,919       275,089
      FHLMC, 4.734%, 8/01/34 .........................................................     1,234,498     1,232,820
      FHLMC, 6.376%, 12/01/33 ........................................................       977,347       995,754
                                                                                                       -----------
                                                                                                         3,653,652
                                                                                                       -----------
      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 11.7%
      FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23 ..................................     6,202,490     6,063,218
      FHLMC Gold 15 Year, 5.00%, 6/01/23 .............................................     6,684,499     6,531,397
      FHLMC Gold 15 Year, 5.50%, 8/01/22 - 5/01/23 ...................................        38,206        46,035
      FHLMC Gold 15 Year, 6.00%, 10/01/21 ............................................     3,813,375     3,839,852
      FHLMC Gold 15 Year, 6.00%, 10/01/23 ............................................    19,933,990    20,066,418
      FHLMC Gold 15 Year, 7.00%, 12/01/10 - 8/01/13 ..................................       143,113       150,362
      FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 ..................................     1,495,253     1,605,985
      FHLMC Gold 30 Year, 9.50%, 3/01/21 .............................................        33,340        35,086
                                                                                                       -----------
                                                                                                        38,338,353
                                                                                                       -----------
  (a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 14.7%
      FNMA, 3.432%, 4/01/34 ..........................................................       589,436       600,686
      FNMA, 3.895%, 4/01/35 ..........................................................       130,272       132,176
      FNMA, 3.93%, 3/01/33 ...........................................................       271,429       272,492
      FNMA, 3.948%, 9/01/34 ..........................................................       645,408       642,653
      FNMA, 4.104%, 8/01/33 ..........................................................       650,431       647,432
      FNMA, 4.167%, 6/01/34 ..........................................................     1,230,469     1,235,451
      FNMA, 4.177%, 8/01/34 ..........................................................     1,251,752     1,253,629
      FNMA, 4.198%, 5/01/34 ..........................................................     1,176,796     1,184,526
      FNMA, 4.286%, 12/01/33 .........................................................       545,098       541,436
      FNMA, 4.297%, 9/01/33 ..........................................................     3,717,055     3,643,927
      FNMA, 4.398%, 2/01/34 ..........................................................     1,967,515     1,958,372
      FNMA, 4.44%, 8/01/34 ...........................................................     3,995,209     4,086,110
      FNMA, 4.446%, 1/01/35 ..........................................................    11,413,267    11,485,811
      FNMA, 4.50%, 10/01/33 ..........................................................       404,706       406,634
      FNMA, 4.514%, 6/01/33 ..........................................................       312,521       314,511
      FNMA, 4.562%, 7/01/34 ..........................................................     1,993,339     2,037,187
      FNMA, 4.699%, 4/01/33 ..........................................................     1,280,071     1,277,478
      FNMA, 4.896%, 11/01/32 .........................................................     3,886,730     3,989,250
      FNMA, 4.956%, 3/01/33 ..........................................................     1,354,048     1,365,350
      FNMA, 5.04%, 3/01/34 ...........................................................       145,945       146,339
      FNMA, 5.249%, 11/01/34 .........................................................       253,109       256,326
      FNMA, 5.408%, 4/01/33 ..........................................................       462,654       466,887
      FNMA, 5.718%, 2/01/35 ..........................................................     3,032,031     3,048,228
      FNMA, 5.729%, 3/01/35 ..........................................................     2,931,027     2,944,031
      FNMA, 5.763%, 1/01/35 ..........................................................       376,855       377,423
      FNMA, 5.809%, 11/01/11 .........................................................     2,458,309     2,512,227
      FNMA, 5.988%, 12/01/34 .........................................................       751,065       763,471
      FNMA, 6.061%, 1/01/33 ..........................................................       210,295       210,379
      FNMA, 6.174%, 1/01/33 ..........................................................        14,313        14,565
                                                                                                       -----------
                                                                                                        47,814,987
                                                                                                       -----------


                               Annual Report | 81

Franklin Investors Securities Trust

                                                                                          PRINCIPAL
      FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                             AMOUNT          VALUE
      ---------------------------------------------------------                          ------------   ------------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 8.3%
      FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 ........................................   $    582,366   $    559,427
      FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 .........................................      2,994,163      2,951,986
      FNMA 15 Year, 5.00%, 6/01/23 ...................................................      9,095,505      8,898,550
      FNMA 15 Year, 5.50%, 3/01/16 - 11/01/17 ........................................      2,855,985      2,869,712
      FNMA 15 Year, 5.50%, 2/01/21 ...................................................      4,598,504      4,590,253
      FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 .........................................      2,780,327      2,813,514
      FNMA 15 Year, 6.50%, 12/01/08 - 10/01/16 .......................................        432,958        443,145
      FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 .........................................        303,790        319,182
      FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 ........................................        163,187        171,985
      FNMA 30 Year, 6.50%, 8/01/38 ...................................................      2,816,114      2,856,332
      FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 ........................................        161,167        174,342
      FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 .........................................        278,945        307,721
                                                                                                        ------------
                                                                                                          26,956,149
                                                                                                        ------------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.7%
      GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14 ...................................        542,753        560,993
      GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14 ..................................        183,011        193,536
      GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33 ....................................        860,335        846,018
      GNMA I SF 30 Year, 6.00%, 3/15/33 ..............................................        213,680        214,357
      GNMA I SF 30 Year, 7.50%, 11/15/16 .............................................         42,878         45,465
      GNMA I SF 30 Year, 8.00%, 11/15/16 .............................................        105,683        113,266
      GNMA I SF 30 Year, 8.50%, 9/15/09 - 1/15/17 ....................................         51,609         55,600
      GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17 ....................................        471,682        512,764
      GNMA II SF 30 Year, 5.00%, 6/20/38 .............................................      2,503,756      2,382,381
      GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31 .................................        547,700        575,109
      GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/16 ..................................         72,368         78,356
      GNMA II SF 30 Year, 9.50%, 6/20/16 .............................................         66,680         72,655
                                                                                                        ------------
                                                                                                           5,650,500
                                                                                                        ------------
      TOTAL MORTGAGE-BACKED SECURITIES (COST $123,408,309) ...........................                   122,413,641
                                                                                                        ------------
      U.S. GOVERNMENT AND AGENCY SECURITIES 55.3%
      FHLB,
         4.625%, 11/21/08 ............................................................     10,000,000     10,010,790
         4.75%, 4/24/09 ..............................................................      2,000,000      2,021,262
         4.875%, 11/18/11 ............................................................      2,000,000      2,078,912
         5.75%, 5/15/12 ..............................................................      2,000,000      2,102,214
      FHLMC,
         4.75%, 1/18/11 ..............................................................     11,000,000     11,406,329
         3.875%, 6/29/11 .............................................................      7,000,000      7,134,659
         5.25%, 7/18/11 ..............................................................     16,000,000     16,837,072
         5.50%, 9/15/11 ..............................................................     14,000,000     14,888,846
         5.75%, 1/15/12 ..............................................................      2,000,000      2,130,308
         5.50%, 8/20/12 ..............................................................      6,000,000      6,341,010
         4.125%, 12/21/12 ............................................................      4,000,000      4,006,356
         4.50%, 1/15/13 ..............................................................      8,300,000      8,420,059
         3.50%, 5/29/13 ..............................................................      4,200,000      4,088,204
         3.75%, 6/28/13 ..............................................................      7,000,000      6,875,253
         4.50%, 7/15/13 ..............................................................      3,500,000      3,547,233
         4.50%, 1/15/14 ..............................................................      3,000,000      3,031,563


                               82 | Annual Report

Franklin Investors Securities Trust

                                                                                           PRINCIPAL
      FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                             AMOUNT          VALUE
      ---------------------------------------------------------                          ------------   ------------
      U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      FHLMC, (continued)
         4.50%, 1/15/15 ..............................................................    $ 8,000,000   $  7,982,928
         senior note, 4.75%, 3/5/12 ..................................................     10,000,000     10,339,780
         senior note, 4.375%, 7/17/15 ................................................      4,000,000      3,932,712
      FNMA,
         2.875%, 10/12/10 ............................................................      5,000,000      4,987,310
         5.125%, 4/15/11 .............................................................      9,000,000      9,365,328
         6.00%, 5/15/11 ..............................................................      9,000,000      9,566,838
         5.00%, 10/15/11 .............................................................      3,000,000      3,131,619
         5.375%, 11/15/11 ............................................................      6,300,000      6,650,375
         5.00%, 2/16/12 ..............................................................      6,000,000      6,242,484
         4.75%, 11/19/12 .............................................................      4,000,000      4,100,544
         4.375%, 3/15/13 .............................................................      4,000,000      4,044,264
         4.625%, 10/15/13 ............................................................      5,000,000      5,107,105
                                                                                                        ------------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $178,602,798) ................                   180,371,357
                                                                                                        ------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $302,011,107) ............                   302,784,998
                                                                                                        ------------


                                                                                            SHARES
                                                                                         ------------
      SHORT TERM INVESTMENTS 3.6%
      MONEY MARKET FUNDS (COST $6,482,019) 2.0%

(b)   Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% ...........      6,482,019      6,482,019
                                                                                                        ------------


                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                         ------------
      REPURCHASE AGREEMENTS (COST $5,306,405) 1.6%
  (c) Joint Repurchase Agreement, 0.159%, 11/03/08 (Maturity Value $5,306,475) .......   $  5,306,405      5,306,405
         ABN AMRO Bank NV, New York Branch (Maturity Value $661,929)
         Banc of America Securities LLC (Maturity Value $738,874)
         Barclays Capital Inc. (Maturity Value $661,929)
         BNP Paribas Securities Corp. (Maturity Value $738,874)
         Credit Suisse Securities (USA) LLC (Maturity Value $661,929)
         Deutsche Bank Securities Inc. (Maturity Value $796,184)
         Dresdner Kleinwort Securities LLC (Maturity Value $307,882)
         UBS Securities LLC (Maturity Value $738,874)
         Collateralized by U.S. Government Agency Securities, 2.22% - 5.00%, 11/21/08
            - 5/01/13; (d) U.S. Government Agency Discount Notes, 11/28/08 - 1/30/09;
            (d) U.S. Treasury Bills, 10/22/09; and U.S. Treasury Notes, 3.50% - 4.75%,
                2/28/09 - 11/15/09
                                                                                                        ------------
      TOTAL INVESTMENTS (COST $313,799,531) 96.4% ....................................                   314,573,422
      OTHER ASSETS, LESS LIABILITIES 3.6% ............................................                    11,627,758
                                                                                                        ------------
      NET ASSETS 100.0% ..............................................................                  $326,201,180
                                                                                                        ============

See Selected Portfolio Abbreviations on page 90.

(a)  The coupon rate shown represents the rate at period end.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(c)  See Note 1(c) regarding joint repurchase agreement.

(d)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 83

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                                        YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------
CLASS A                                                         2008        2007      2006    2005(a)
-------                                                       --------    -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $  10.64    $ 10.10   $  9.94   $ 10.00
                                                              --------    -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ...............................       0.48       0.29      0.38      0.31
   Net realized and unrealized gains (losses) .............      (0.95)      0.58      0.22      0.04
                                                              --------    -------   -------   -------
Total from investment operations ..........................      (0.47)      0.87      0.60      0.35
                                                              --------    -------   -------   -------
Less distributions from:
   Net investment income ..................................      (0.59)     (0.33)    (0.44)    (0.40)
   Net realized gains .....................................      (0.03)        --        --        --
   Tax return of capital ..................................         --         --        --     (0.01)
                                                              --------    -------   -------   -------
Total distributions .......................................      (0.62)     (0.33)    (0.44)    (0.41)
                                                              --------    -------   -------   -------
Redemption fees(d, e) .....................................         --         --        --        --
                                                              --------    -------   -------   -------
Net asset value, end of year ..............................   $   9.55    $ 10.64   $ 10.10   $  9.94
                                                              ========    =======   ========  =======
Total return(f) ...........................................      (4.93)%     8.75%     6.16%     3.53%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........       1.08%      1.11%     1.12%     1.63%
Expenses net of waiver and payments by affiliates and
   expense reduction(h) ...................................       0.90%      0.90%     0.90%     0.90%
Net investment income .....................................       4.48%      2.80%     3.75%     3.29%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $285,467    $46,682   $31,452   $23,753
Portfolio turnover rate ...................................      28.06%     23.60%     3.53%     8.86%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               84 | Annual Report

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                                      YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------
ADVISOR CLASS                                                   2008        2007      2006    2005(a)
-------------                                                 --------    -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $  10.65    $ 10.11   $  9.95   $ 10.00
                                                              --------    -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ...............................       0.52       0.31      0.40      0.36
   Net realized and unrealized gains (losses) .............      (0.96)      0.59      0.23      0.02
                                                              --------    -------   -------   -------
Total from investment operations ..........................      (0.44)      0.90      0.63      0.38
                                                              --------    -------   -------   -------
Less distributions from:
   Net investment income ..................................      (0.61)     (0.36)    (0.47)    (0.42)
   Net realized gains .....................................      (0.03)        --        --        --
   Tax return of capital ..................................         --         --        --     (0.01)
                                                              --------    -------   -------   -------
Total distributions .......................................      (0.64)     (0.36)    (0.47)    (0.43)
                                                              --------    -------   -------   -------
Redemption fees(d, e) .....................................         --         --        --        --
                                                              --------    -------   -------   -------
Net asset value, end of year ..............................   $   9.57    $ 10.65   $ 10.11   $  9.95
                                                              ========    =======   ========  =======
Total return(f) ...........................................      (4.63)%     9.01%     6.41%     3.81%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........       0.83%      0.86%     0.87%     1.38%
Expenses net of waiver and payments by affiliates and
   expense reduction(h) ...................................       0.65%      0.65%     0.65%     0.65%
Net investment income .....................................       4.73%      3.05%     4.00%     3.54%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 14,681    $20,068   $17,892   $   496
Portfolio turnover rate ...................................      28.06%     23.60%     3.53%     8.86%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 85

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

                                                                                      COUNTRY/
      FRANKLIN REAL RETURN FUND                                                     ORGANIZATION      SHARES          VALUE
      -------------------------                                                    -------------   -----------     -----------
      COMMON STOCKS 4.3%
      ENERGY 2.7%
      Devon Energy Corp. .......................................................   United States        10,300     $   832,858
      Exxon Mobil Corp. ........................................................   United States        10,300         763,436
      Marathon Oil Corp. .......................................................   United States        17,300         503,430
  (a) Nabors Industries Ltd. ...................................................      Bermuda            9,800         140,924
      Noble Corp. ..............................................................   United States         9,800         315,658
      Occidental Petroleum Corp. ...............................................   United States        10,500         583,170
      Peabody Energy Corp. .....................................................   United States        14,600         503,846
      Schlumberger Ltd. ........................................................   United States        17,100         883,215
  (a) Southwestern Energy Co. ..................................................   United States        34,600       1,232,452
  (a) Transocean Inc. ..........................................................   United States         6,319         520,243
      Valero Energy Corp. ......................................................   United States         9,300         191,394
  (a) Weatherford International Ltd. ...........................................   United States        21,600         364,608
      XTO Energy Inc. ..........................................................   United States        35,000       1,258,250
                                                                                                                   -----------
                                                                                                                     8,093,484
                                                                                                                   -----------
      MATERIALS 0.7%
      Alcoa Inc. ...............................................................   United States        25,700         295,807
      Barrick Gold Corp. .......................................................      Canada            47,900       1,088,288
      Freeport-McMoRan Copper & Gold Inc., B ...................................   United States        19,173         557,935
      United States Steel Corp. ................................................   United States         6,100         224,968
                                                                                                                   -----------
                                                                                                                     2,166,998
                                                                                                                   -----------
      REAL ESTATE 0.9%
      AvalonBay Communities Inc. ...............................................   United States         2,300         163,346
      Boston Properties Inc. ...................................................   United States         4,800         340,224
      Kimco Realty Corp. .......................................................   United States        11,700         264,186
      LaSalle Hotel Properties .................................................   United States        11,600         163,328
      ProLogis .................................................................   United States         9,089         127,246
      Public Storage ...........................................................   United States         5,600         456,400
      Regency Centers Corp. ....................................................   United States         6,400         252,544
      Simon Property Group Inc. ................................................   United States         4,800         321,744
      UDR Inc. .................................................................   United States         9,100         179,816
      Vornado Realty Trust .....................................................   United States         4,600         324,530
                                                                                                                   -----------
                                                                                                                     2,593,364
                                                                                                                   -----------
      TOTAL COMMON STOCKS (COST $18,457,006) ...................................                                    12,853,846
                                                                                                                   -----------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT(b)
                                                                                                   -----------
      CORPORATE BONDS 5.7%
      AUTOMOBILES & COMPONENTS 0.2%
      Ford Motor Credit Co. LLC, senior note, 9.875%, 8/10/11 ..................   United States       800,000         504,562
                                                                                                                   -----------
      BANKS 1.5%
      Oesterreichische Kontrollbank AG, senior bond, 2.75%, 6/14/11 ............      Austria        5,120,000 CHF   4,453,349
                                                                                                                   -----------
      CAPITAL GOODS 0.1%
      RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ..................   United States       500,000         347,500
                                                                                                                   -----------
      COMMERCIAL & PROFESSIONAL SERVICES 0.1%
  (c) ARAMARK Corp., senior note, FRN, 6.301%, 2/01/15 .........................   United States       500,000         360,000
                                                                                                                   -----------


                               86 | Annual Report

Franklin Investors Securities Trust

                                                                                      COUNTRY/      PRINCIPAL
      FRANKLIN REAL RETURN FUND                                                     ORGANIZATION    AMOUNT(b)      VALUE
      -------------------------                                                    --------------   ---------   ----------
      CORPORATE BONDS (CONTINUED)
      CONSUMER DURABLES & APPAREL 0.1%
      Jarden Corp., senior sub. note, 7.50%, 5/01/17 ...........................   United States     500,000    $  375,000
                                                                                                                ----------
      CONSUMER SERVICES 0.4%
      MGM MIRAGE, senior note, 6.625%, 7/15/15 .................................   United States     800,000       472,000
      Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ................   United States     800,000       516,000
      Station Casinos Inc., senior note, 7.75%, 8/15/16 ........................   United States     400,000       136,000
                                                                                                                ----------
                                                                                                                 1,124,000
                                                                                                                ----------
      DIVERSIFIED FINANCIALS 0.2%
      GMAC LLC, 6.875%, 9/15/11 ................................................   United States     800,000       468,966
                                                                                                                ----------
      ENERGY 0.6%
      Chesapeake Energy Corp., senior note,
         6.625%, 1/15/16 .......................................................   United States     750,000       589,687
         6.25%, 1/15/18 ........................................................   United States      50,000        35,750
  (d) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ................    Switzerland      800,000       540,000
      Tesoro Corp., senior note, 6.25%, 11/01/12 ...............................   United States     800,000       616,000
                                                                                                                ----------
                                                                                                                 1,781,437
                                                                                                                ----------
      FOOD, BEVERAGE & TOBACCO 0.2%
      Reynolds American Inc., senior secured note, 7.25%, 6/01/13 ..............   United States     400,000       350,471
      Smithfield Foods Inc., senior note,
         8.00%, 10/15/09 .......................................................   United States      50,000        45,000
         7.75%, 7/01/17 ........................................................   United States     350,000       222,250
                                                                                                                ----------
                                                                                                                   617,721
                                                                                                                ----------
      HEALTH CARE EQUIPMENT & SERVICES 0.3%
      DaVita Inc., senior sub. note, 7.25%, 3/15/15 ............................   United States     400,000       344,000
      HCA Inc., senior secured note, 9.125%, 11/15/14 ..........................   United States     800,000       690,000
                                                                                                                ----------
                                                                                                                 1,034,000
                                                                                                                ----------
      MATERIALS 0.7%
      Crown Americas Inc., senior note, 7.75%, 11/15/15 ........................   United States     500,000       438,750
      Freeport-McMoRan Copper & Gold Inc., senior note, 8.25%, 4/01/15 .........   United States     700,000       560,648
  (d) Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16 ......   United Kingdom    500,000       187,500
      Nalco Co., senior sub. note, 8.875%, 11/15/13 ............................   United States     600,000       519,000
      Novelis Inc., senior note, 7.25%, 2/15/15 ................................       Canada        500,000       337,500
                                                                                                                ----------
                                                                                                                 2,043,398
                                                                                                                ----------
      MEDIA 0.7%
  (d) Charter Communications Operating LLC, senior note, 144A, 8.375%,
         4/30/14 ...............................................................   United States     700,000       511,000
      Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 ................   United States     350,000       132,125
  (d) DIRECTV Holdings LLC, senior note, 144A, 7.625%, 5/15/16 .................   United States     600,000       507,000
      Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ......................   United States     600,000       474,000
      Liberty Media Corp., senior note, 5.70%, 5/15/13 .........................   United States     600,000       420,409
      R.H. Donnelley Corp., senior note, A-3, 8.875%, 1/15/16 ..................   United States      50,000        10,750
                                                                                                                ----------
                                                                                                                 2,055,284
                                                                                                                ----------


                               Annual Report | 87

Franklin Investors Securities Trust

                                                                                      COUNTRY/       PRINCIPAL
      FRANKLIN REAL RETURN FUND                                                     ORGANIZATION     AMOUNT(b)             VALUE
      -------------------------                                                    --------------   -----------         ------------
      CORPORATE BONDS (CONTINUED)
      SOFTWARE & SERVICES 0.2%
      Sungard Data Systems Inc., 4.875%, 1/15/14 ...............................   United States        600,000         $    465,000
                                                                                                                        ------------
      TECHNOLOGY HARDWARE & EQUIPMENT 0.1%
(c,d) Sanmina-SCI Corp., senior note, 144A, FRN, 5.569%, 6/15/14 ...............   United States        400,000              310,000
                                                                                                                        ------------
      TELECOMMUNICATION SERVICES 0.1%
  (d) Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 .........       Italy            500,000              387,500
                                                                                                                        ------------
      UTILITIES 0.2%
      NRG Energy Inc., senior note, 7.25%, 2/01/14 .............................   United States        700,000              614,250
                                                                                                                        ------------
      TOTAL CORPORATE BONDS (COST $21,164,546) .................................                                          16,941,967
                                                                                                                        ------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 10.4%
  (c) European Investment Bank, senior note, FRN, 0.685%, 9/21/11 ..............   Supranational(e) 233,000,000 JPY        2,365,702
      Government of Malaysia,
            4.305%, 2/27/09 ....................................................      Malaysia          380,000 MYR          107,215
            4.032%, 9/15/09 ....................................................      Malaysia           70,000 MYR           19,760
            3.869%, 4/13/10 ....................................................      Malaysia       13,408,000 MYR        3,778,571
            3.756%, 4/28/11 ....................................................      Malaysia        8,560,000 MYR        2,401,186
            3.833%, 9/28/11 ....................................................      Malaysia       27,660,000 MYR        7,763,362
            3.702%, 2/25/13 ....................................................      Malaysia        1,840,000 MYR          511,075
            3.461%, 7/31/13 ....................................................      Malaysia          150,000 MYR           41,113
            3.814%, 2/15/17 ....................................................      Malaysia        6,100,000 MYR        1,642,731
      Government of Singapore, 2.625%, 4/01/10 .................................      Singapore       5,845,000 SGD        4,018,452
      Government of Sweden,
            5.00%, 1/28/09 .....................................................       Sweden        33,400,000 SEK        4,320,034
            4.00%, 12/01/09 ....................................................       Sweden         1,920,000 SEK          250,755
  (c) KfW Bankengruppe, FRN, 0.688%, 8/08/11 ...................................       Germany       37,000,000 JPY          372,874
  (f) Nota Do Tesouro Nacional, Index Linked, 6.00%,
            5/15/15 ............................................................       Brazil             3,500(g) BRL     2,325,921
            5/15/45 ............................................................       Brazil             1,680(g) BRL     1,015,188
      Queensland Treasury Corp., 6.00%, 7/14/09 ................................      Australia         410,000 AUD          274,278
                                                                                                                        ------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $35,320,397) ........                                          31,208,217
                                                                                                                        ------------
      U.S. GOVERNMENT AND AGENCY SECURITIES 67.9%
  (h) U.S. Treasury Bond, Index Linked, 3.875%, 4/15/29 ........................   United States        399,860              430,100
  (h) U.S. Treasury Note, Index Linked,
            0.875%, 4/15/10 ....................................................   United States     46,090,941           43,339,912
            3.50%, 1/15/11 .....................................................   United States        629,475              615,067
            2.375%, 4/15/11 ....................................................   United States     58,287,220           55,281,814
            2.00%, 4/15/12 .....................................................   United States     44,163,778           41,665,787
            3.00%, 7/15/12 .....................................................   United States      9,749,247            9,511,619
            2.00%, 1/15/14 .....................................................   United States     23,954,153           21,940,519
            2.00%, 7/15/14 .....................................................   United States      1,162,430            1,060,445
            1.625%, 1/15/15 ....................................................   United States     10,901,486            9,543,063
            2.00%, 1/15/16 .....................................................   United States     23,183,497           20,459,460
                                                                                                                        ------------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $225,281,996) ..........                                         203,847,786
                                                                                                                        ------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $300,223,945) ......                                         264,851,816
                                                                                                                        ------------


                               88 | Annual Report

Franklin Investors Securities Trust

                                                                                      COUNTRY/      PRINCIPAL
      FRANKLIN REAL RETURN FUND                                                     ORGANIZATION    AMOUNT(b)           VALUE
      -------------------------                                                    -------------   ----------       ------------
      SHORT TERM INVESTMENTS 8.3%
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.1%
  (i) Egypt Treasury Bills,
            12/16/08 - 3/17/09 .................................................        Egypt       8,550,000 EGP      1,490,834
            7/14/09 ............................................................        Egypt      27,000,000 EGP      4,455,987
            8/18/09 ............................................................        Egypt      21,600,000 EGP      3,526,910
                                                                                                                    ------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $9,917,636) .........                                       9,473,731
                                                                                                                    ------------
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $310,141,581) .......                                     274,325,547
                                                                                                                    ------------
      REPURCHASE AGREEMENTS (COST $15,551,056) 5.2%
  (j) Joint Repurchase Agreement, 0.159%, 11/03/08 .............................                   15,551,056         15,551,056
         (Maturity Value $15,551,261)
            ABN AMRO Bank NV, New York Branch (Maturity Value $1,939,864)
            Banc of America Securities LLC (Maturity Value $2,165,358)
            Barclays Capital Inc. (Maturity Value $1,939,864)
            BNP Paribas Securities Corp. (Maturity Value $2,165,358)
            Credit Suisse Securities (USA) LLC (Maturity Value $1,939,864)
            Deutsche Bank Securities Inc. (Maturity Value $2,333,311)
            Dresdner Kleinwort Securities LLC (Maturity Value $902,284)
            UBS Securities LLC (Maturity Value $2,165,358)
               Collateralized by U.S. Government Agency Securities, 2.22% -
                  5.00%, 11/21/08 - 5/01/13; (l) U.S. Government Agency Discount
                     Notes, 11/28/08 - 1/30/09; (l) U.S. Treasury Bills,
                     10/22/09; and U.S. Treasury Notes, 3.50% - 4.75%, 2/28/09
                     - 11/15/09
                                                                                                                    ------------
      TOTAL INVESTMENTS (COST $325,692,637) 96.6% ..............................                                     289,876,603
      NET UNREALIZED DEPRECIATION ON FORWARD EXCHANGE CONTRACTS 0.0%(k) ........                                         (15,788)
      OTHER ASSETS, LESS LIABILITIES 3.4% ......................................                                      10,287,005
                                                                                                                    ------------
      NET ASSETS 100.0% ........................................................                                    $300,147,820
                                                                                                                    ============

See Currency and Selected Portfolio Abbreviations on page 90.

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  The coupon rate shown represents the rate at period end.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $2,443,000, representing 0.81% of net assets.

(e) A supranational organization is an entity formed by two or more central governments through international treaties.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(g)  Principal amount is stated in 1,000 Brazilian Real Units.

(h)  Principal amount of security is adjusted for inflation. See Note 1(h).

(i)  The security is traded on a discount basis with no stated coupon rate.

(j)  See Note 1(c) regarding joint repurchase agreement.

(k)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 89

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

CURRENCY ABBREVIATIONS:

AUD  - Australian Dollar
BRL  - Brazilian Real
CHF  - Swiss Franc
EGP  - Egyptian Pound
JPY  - Japanese Yen
MYR  - Malaysian Ringgit
SEK  - Swedish Krona
SGD  - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS:

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
SF   - Single Family

   The accompanying notes are an integral part of these financial statements.


                               90 | Annual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2008

                                                                              FRANKLIN    FRANKLIN CONVERTIBLE  FRANKLIN EQUITY
                                                                           BALANCED FUND     SECURITIES FUND      INCOME FUND
                                                                           -------------  --------------------  ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .......................................   $ 62,377,457      $ 806,967,849      $ 697,393,315
      Cost - Sweep Money Fund (Note 7) ..................................      3,585,681         14,651,385         28,233,515
      Cost - Repurchase agreements ......................................             --                 --         13,251,120
                                                                            ------------      -------------      -------------
      Total cost of investments .........................................   $ 65,963,138      $ 821,619,234      $ 738,877,950
                                                                            ============      =============      =============
      Value - Unaffiliated issuers ......................................   $ 42,968,566      $ 514,856,269      $ 528,331,714
      Value - Sweep Money Fund (Note 7) .................................      3,585,681         14,651,385         28,233,515
      Value - Repurchase agreements .....................................             --                 --         13,251,120
                                                                            ------------      -------------      -------------
      Total value of investments ........................................     46,554,247        529,507,654        569,816,349
   Receivables:
      Investment securities sold ........................................        127,086                 --          3,935,164
      Capital shares sold ...............................................        248,268          2,962,481            681,830
      Dividends and interest ............................................        556,607          5,011,773          1,861,184
      Affiliates ........................................................          4,200                 --                 --
                                                                            ------------      -------------      -------------
         Total assets ...................................................     47,490,408        537,481,908        576,294,527
                                                                            ------------      -------------      -------------
Liabilities:
   Payables:
      Investment securities purchased ...................................             --                 --          4,405,224
      Capital shares redeemed ...........................................         86,116          2,199,103          1,849,321
      Affiliates ........................................................             --            459,046            477,202
   Loss contingency (Note 12) ...........................................         96,432                 --                 --
   Options written, at value (premiums received $14,605, $-- and $--) ...         12,700                 --                 --
   Accrued expenses and other liabilities ...............................         14,292            157,193            213,303
                                                                            ------------      -------------      -------------
         Total liabilities ..............................................        209,540          2,815,342          6,945,050
                                                                            ------------      -------------      -------------
            Net assets, at value ........................................   $ 47,280,868      $ 534,666,566      $ 569,349,477
                                                                            ============      =============      =============
Net assets consist of:
   Paid-in capital ......................................................   $ 70,580,161      $ 862,290,651      $ 782,105,384
   Undistributed net investment income (distributions in excess of net
      investment income) ................................................        182,591       (32,947,401)          2,667,207
   Net unrealized appreciation (depreciation) ...........................    (19,503,846)      (292,111,580)      (169,074,998)
   Accumulated net realized gain (loss) .................................     (3,978,038)        (2,565,104)       (46,348,116)
                                                                            ------------      -------------      -------------
            Net assets, at value ........................................   $ 47,280,868      $ 534,666,566      $ 569,349,477
                                                                            ============      =============      =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 91

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008

                                                                              FRANKLIN    FRANKLIN CONVERTIBLE  FRANKLIN EQUITY
                                                                           BALANCED FUND     SECURITIES FUND      INCOME FUND
                                                                           -------------  --------------------  ---------------
CLASS A:
   Net assets, at value .................................................   $39,061,396        $396,201,376       $465,026,785
                                                                            -----------        ------------       ------------
   Shares outstanding ...................................................     5,582,242          41,790,686         36,104,735
                                                                            -----------        ------------       ------------
   Net asset value per share(a) .........................................   $      7.00        $       9.48       $      12.88
                                                                            -----------        ------------       ------------
   Maximum offering price per share (net asset value
      per share / 94.25%) ...............................................   $      7.43        $      10.06       $      13.67
                                                                            -----------        ------------       ------------
CLASS B:
   Net assets, at value .................................................            --                  --       $ 20,559,408
                                                                            -----------        ------------       ------------
   Shares outstanding ...................................................            --                  --          1,603,759
                                                                            -----------        ------------       ------------
   Net asset value and maximum offering price per share(a) ..............            --                  --       $      12.82
                                                                            -----------        ------------       ------------
CLASS C:
   Net assets, at value .................................................   $ 7,136,060        $138,147,670       $ 78,394,277
                                                                            -----------        ------------       ------------
   Shares outstanding ...................................................     1,025,575          14,716,809          6,112,011
                                                                            -----------        ------------       ------------
   Net asset value and maximum offering price per share(a) ..............   $      6.96        $       9.39       $      12.83
                                                                            -----------        ------------       ------------
CLASS R:
   Net assets, at value .................................................   $    11,900                  --       $  4,689,873
                                                                            -----------        ------------       ------------
   Shares outstanding ...................................................         1,699                  --            363,978
                                                                            -----------        ------------       ------------
   Net asset value and maximum offering price per share .................   $      7.00                  --       $      12.89
                                                                            -----------        ------------       ------------
ADVISOR CLASS:
   Net assets, at value .................................................   $ 1,071,512        $    317,520       $    679,134
                                                                            -----------        ------------       ------------
   Shares outstanding ...................................................       152,929              33,491             52,718
                                                                            -----------        ------------       ------------
   Net asset value and maximum offering price per share .................   $      7.01        $       9.48       $      12.88
                                                                            -----------        ------------       ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charge, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               92 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008

                                                                           FRANKLIN LIMITED
                                                                             MATURITY U.S.
                                                                              GOVERNMENT     FRANKLIN REAL
                                                                            SECURITIES FUND   RETURN FUND
                                                                           ----------------  -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .......................................    $302,011,107    $310,141,581
      Cost - Sweep Money Fund (Note 7) ..................................       6,482,019              --
      Cost - Repurchase agreements ......................................       5,306,405      15,551,056
                                                                             ------------    ------------
      Total cost of investments .........................................    $313,799,531    $325,692,637
                                                                             ------------    ------------
      Value - Unaffiliated issuers ......................................    $302,784,998    $274,325,547
      Value - Sweep Money Fund (Note 7) .................................       6,482,019              --
      Value - Repurchase agreements .....................................       5,306,405      15,551,056
                                                                             ------------    ------------
      Total value of investments ........................................     314,573,422     289,876,603
   Cash .................................................................              --       9,593,166
   Receivables:
      Investment securities sold ........................................       9,013,012       1,266,569
      Capital shares sold ...............................................       1,747,859       1,386,588
      Dividends and interest ............................................       2,864,416       1,351,343
                                                                             ------------    ------------
          Total assets ..................................................     328,198,709     303,474,269
                                                                             ------------    ------------
Liabilities:
   Payables:
      Capital shares redeemed ...........................................       1,546,506       3,147,959
      Affiliates ........................................................         189,961         126,679
      Distributions to shareholders .....................................         224,121              --
      Unrealized depreciation on forward exchange contracts .............              --          15,788
   Accrued expenses and other liabilities ...............................          36,941          36,023
                                                                             ------------    ------------
         Total liabilities ..............................................       1,997,529       3,326,449
                                                                             ------------    ------------
            Net assets, at value ........................................    $326,201,180    $300,147,820
                                                                             ============    ============
Net assets consist of:
   Paid-in capital ......................................................    $339,893,618    $339,701,158
   Distributions in excess of net investment income .....................        (383,381)     (1,615,214)
   Net unrealized appreciation (depreciation) ...........................         773,891     (35,898,444)
   Accumulated net realized gain (loss) .................................     (14,082,948)     (2,039,680)
                                                                             ------------    ------------
            Net assets, at value ........................................    $326,201,180    $300,147,820
                                                                             ============    ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 93

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008

                                                                           FRANKLIN LIMITED
                                                                             MATURITY U.S.
                                                                              GOVERNMENT     FRANKLIN REAL
                                                                            SECURITIES FUND   RETURN FUND
                                                                           ----------------  -------------
CLASS A:
   Net assets, at value .................................................    $298,467,513     $285,467,299
                                                                             ------------     ------------
   Shares outstanding ...................................................      29,698,755       29,896,770
                                                                             ------------     ------------
   Net asset value per share(a) .........................................    $      10.05     $       9.55
                                                                             ------------     ------------
   Maximum offering price per share (net asset value per share / 97.75%
      and 95.75%, respectively) .........................................    $      10.28     $       9.97
                                                                             ------------     ------------
ADVISOR CLASS:
   Net assets, at value .................................................    $ 27,733,667     $ 14,680,521
                                                                             ------------     ------------
   Shares outstanding ...................................................       2,762,198        1,534,757
                                                                             ------------     ------------
   Net asset value and maximum offering price per share .................    $      10.04     $       9.57
                                                                             ------------     ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charge, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               94 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2008

                                                                                             FRANKLIN
                                                                             FRANKLIN      CONVERTIBLE       FRANKLIN
                                                                             BALANCED       SECURITIES        EQUITY
                                                                               FUND            FUND        INCOME FUND
                                                                           ------------   -------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers .............................................   $  1,194,091   $  18,609,518   $  29,527,353
      Sweep Money Fund (Note 7) ........................................         97,819         497,531         775,327
   Interest ............................................................      1,464,948      14,341,210         509,999
   Income from securities loaned .......................................             --              --          32,955
                                                                           ------------   -------------   -------------
         Total investment income .......................................      2,756,858      33,448,259      30,845,634
                                                                           ------------   -------------   -------------
Expenses:
   Management fees (Note 3a) ...........................................        263,946       4,058,488       3,967,713
   Administrative fees (Note 3b) .......................................        110,164              --              --
   Distribution fees: (Note 3c)
      Class A ..........................................................        137,812       1,576,651       1,710,141
      Class B ..........................................................             --              --         339,082
      Class C ..........................................................         75,854       2,332,626       1,250,300
      Class R ..........................................................             83              --          41,084
   Transfer agent fees (Note 3e) .......................................         57,798       1,151,585       1,604,619
   Custodian fees (Note 4) .............................................          1,704          32,832          22,299
   Reports to shareholders .............................................         11,748         146,975         185,165
   Registration and filing fees ........................................         78,473          96,308         119,321
   Professional fees ...................................................         32,209          42,007          38,913
   Trustees' fees and expenses .........................................          1,594          31,565          30,474
   Other ...............................................................         14,717          36,568          33,222
                                                                           ------------   -------------   -------------
         Total expenses ................................................        786,102       9,505,605       9,342,333
         Expense reductions (Note 4) ...................................             --          (2,735)         (5,346)
         Expenses waived/paid by affiliates (Note 3f) ..................       (180,777)             --              --
                                                                           ------------   -------------   -------------
            Net expenses ...............................................        605,325       9,502,870       9,336,987
                                                                           ------------   -------------   -------------
               Net investment income ...................................      2,151,533      23,945,389      21,508,647
                                                                           ------------   -------------   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................     (4,522,035)     10,914,998     (45,864,623)
      Written options (Note 1e) ........................................        551,092              --              --
      Foreign currency transactions ....................................         17,772              --           5,423
      Net increase from payments by affiliate (Note 10) ................         47,078              --              --
                                                                           ------------   -------------   -------------
               Net realized gain (loss) ................................     (3,906,093)     10,914,998     (45,859,200)
                                                                           ------------   -------------   -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................    (20,845,307)   (416,542,531)   (354,318,290)
      Translation of other assets and liabilities denominated in foreign
         currencies ....................................................         (1,420)             --         (13,397)
                                                                           ------------   -------------   -------------
               Net change in unrealized appreciation (depreciation) ....    (20,846,727)   (416,542,531)   (354,331,687)
                                                                           ------------   -------------   -------------
Net realized and unrealized gain (loss) ................................    (24,752,820)   (405,627,533)   (400,190,887)
                                                                           ------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations ........   $(22,601,287)  $(381,682,144)  $(378,682,240)
                                                                           ============   =============   =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended October 31, 2008

                                                                           FRANKLIN LIMITED
                                                                             MATURITY U.S.
                                                                              GOVERNMENT      FRANKLIN REAL
                                                                            SECURITIES FUND    RETURN FUND
                                                                           ----------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers .............................................     $        --       $    210,745
      Sweep Money Fund (Note 7) ........................................         132,724                 --
   Interest ............................................................      10,963,808         10,795,431
                                                                             -----------       ------------
         Total investment income .......................................      11,096,532         11,006,176
                                                                             -----------       ------------
Expenses:
   Management fees (Note 3a) ...........................................       1,353,998            866,346
   Administrative fees (Note 3b) .......................................              --            407,692
   Distribution fees - Class A (Note 3c) ...............................         222,177            447,906
   Transfer agent fees (Note 3e) .......................................         372,510            187,202
   Custodian fees (Note 4) .............................................           4,423             19,872
   Reports to shareholders .............................................          31,230             22,432
   Registration and filing fees ........................................          57,560            136,584
   Professional fees ...................................................          29,391             30,637
   Trustees' fees and expenses .........................................           7,189              4,038
   Other ...............................................................          16,990             20,423
                                                                             -----------       ------------
         Total expenses ................................................       2,095,468          2,143,132
         Expense reductions (Note 4) ...................................             (28)              (185)
         Expenses waived/paid by affiliates (Note 3f) ..................              --           (362,007)
                                                                             -----------       ------------
            Net expenses ...............................................       2,095,440          1,780,940
                                                                             -----------       ------------
               Net investment income ...................................       9,001,092          9,225,236
                                                                             -----------       ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................       1,409,071         (1,709,118)
      Foreign currency transactions ....................................              --            444,600
                                                                             -----------       ------------
               Net realized gain (loss) ................................       1,409,071         (1,264,518)
                                                                             -----------       ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................        (808,469)       (38,837,322)
      Translation of other assets and liabilities denominated in foreign
         currencies ....................................................              --           (188,284)
                                                                             -----------       ------------
               Net change in unrealized appreciation (depreciation) ....        (808,469)       (39,025,606)
                                                                             -----------       ------------
Net realized and unrealized gain (loss) ................................         600,602        (40,290,124)
                                                                             -----------       ------------
Net increase (decrease) in net assets resulting from operations ........     $ 9,601,694       $(31,064,888)
                                                                             ===========       ============

   The accompanying notes are an integral part of these financial statements.


                               96 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         FRANKLIN
                                                                  FRANKLIN BALANCED FUND       CONVERTIBLE SECURITIES FUND
                                                                --------------------------   -------------------------------
                                                                  YEAR ENDED OCTOBER 31,          YEAR ENDED OCTOBER 31,
                                                                --------------------------   -------------------------------
                                                                    2008           2007           2008             2007
                                                                ------------   -----------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................   $  2,151,533   $   877,480   $   23,945,389   $   22,205,526
      Net realized gain (loss) from investments,
         written options, foreign currency transactions
         and net increase from payments by affiliate ........     (3,906,093)    1,084,813       10,914,998       37,836,309
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies ......    (20,846,727)      329,158     (416,542,531)      44,502,885
                                                                ------------   -----------   --------------   --------------
            Net increase (decrease) in net assets
               resulting from operations ....................    (22,601,287)    2,291,451     (381,682,144)     104,544,720
                                                                ------------   -----------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ............................................     (1,920,199)     (719,653)     (32,900,894)     (26,527,413)
         Class C ............................................       (277,048)      (53,488)     (10,290,851)      (7,845,592)
         Class R ............................................           (659)         (384)              --               --
         Advisor Class ......................................        (56,388)      (22,527)         (16,406)              --
      Net realized gains:
         Class A ............................................       (886,464)           --      (27,669,044)     (50,626,878)
         Class C ............................................       (154,165)           --      (10,175,756)     (19,206,544)
         Class R ............................................           (327)           --               --               --
         Advisor Class ......................................        (25,060)           --               --               --
                                                                ------------   -----------   --------------   --------------
   Total distributions to shareholders ......................     (3,320,310)     (796,052)     (81,052,951)    (104,206,427)
                                                                ------------   -----------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ............................................     25,371,780    16,510,485     (109,381,103)     126,041,888
         Class C ............................................      4,409,838     6,263,137      (44,677,100)      35,323,179
         Class R ............................................          4,379         3,771               --               --
         Advisor Class ......................................        499,046       893,224          499,828               --
                                                                ------------   -----------   --------------   --------------
   Total capital share transactions .........................     30,285,043    23,670,617     (153,558,375)     161,365,067
                                                                ------------   -----------   --------------   --------------
   Redemption fees ..........................................            817           759            4,226           18,999
                                                                ------------   -----------   --------------   --------------
            Net increase (decrease) in net assets ...........      4,364,263    25,166,775     (616,289,244)     161,722,359
Net assets:
    Beginning of year .......................................     42,916,605    17,749,830    1,150,955,810      989,233,451
                                                                ------------   -----------   --------------   --------------
    End of year .............................................   $ 47,280,868   $42,916,605   $  534,666,566   $1,150,955,810
                                                                ------------   -----------   --------------   --------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of year ...........................................   $    182,591   $   215,846   $  (32,947,401)  $  (24,948,395)
                                                                ============   ===========   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                            FRANKLIN LIMITED MATURITY
                                                                                                 U.S. GOVERNMENT
                                                           FRANKLIN EQUITY INCOME FUND           SECURITIES FUND
                                                         -------------------------------   ---------------------------
                                                              YEAR ENDED OCTOBER 31,          YEAR ENDED OCTOBER 31,
                                                         -------------------------------   ---------------------------
                                                              2008             2007            2008           2007
                                                         --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................   $   21,508,647   $   19,742,180   $  9,001,092   $  8,179,870
      Net realized gain (loss) from investments
         and foreign currency transactions ...........      (45,859,200)      45,870,756      1,409,071       (515,289)
      Net change in unrealized appreciation
         (depreciation) on investments and translation
          of other assets and liabilities denominated
          in foreign currencies ......................     (354,331,687)       4,832,546       (808,469)     3,080,816
                                                         --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations .............     (378,682,240)      70,445,482      9,601,694     10,745,397
                                                         --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .....................................      (18,304,971)     (15,972,888)    (8,996,967)    (7,617,448)
         Class B .....................................         (642,800)        (630,546)            --             --
         Class C .....................................       (2,361,972)      (2,189,372)            --             --
         Class R .....................................         (197,377)        (293,600)            --             --
         Advisor Class ...............................           (8,842)              --     (1,028,555)      (892,979)
      Net realized gains:
         Class A .....................................      (36,401,070)     (46,881,447)            --             --
         Class B .....................................       (1,947,071)      (3,228,819)            --             --
         Class C .....................................       (7,038,555)     (10,790,372)            --             --
         Class R .....................................         (515,465)      (1,172,131)            --             --
                                                         --------------   --------------   ------------   ------------
   Total distributions to shareholders ...............      (67,418,123)     (81,159,175)   (10,025,522)    (8,510,427)
                                                         --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A .....................................      (31,388,609)     128,326,523    109,805,564    (24,153,550)
         Class B .....................................       (8,454,274)      (4,850,825)            --             --
         Class C .....................................      (23,079,473)      (4,298,881)            --             --
         Class R .....................................       (4,459,712)      (5,292,753)            --             --
         Advisor Class ...............................          964,294               --      5,540,153       (374,585)
                                                         --------------   --------------   ------------   ------------
   Total capital share transactions ..................      (66,417,774)     113,884,064    115,345,717    (24,528,135)
                                                         --------------   --------------   ------------   ------------
   Redemption fees ...................................            1,299           11,014         14,229         20,529
                                                         --------------   --------------   ------------   ------------
         Net increase (decrease) in net assets .......     (512,516,838)     103,181,385    114,936,118    (22,272,636)
Net assets:
   Beginning of year .................................    1,081,866,315      978,684,930    211,265,062    233,537,698
                                                         --------------   --------------   ------------   ------------
   End of year .......................................   $  569,349,477   $1,081,866,315   $326,201,180   $211,265,062
                                                         ==============   ==============   ============   ============
Undistributed net investment income (distributions in
   excess of net investment income) included in net
   assets:
      End of year ....................................   $    2,667,207   $    2,366,375   $   (383,381)  $      2,977
                                                         ==============   ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                     FRANKLIN REAL RETURN FUND
                                                                                    --------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                                                                    --------------------------
                                                                                        2008           2007
                                                                                    ------------   -----------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................................   $  9,225,236   $ 1,579,097
      Net realized gain (loss) from investments and foreign currency
         transactions ...........................................................     (1,264,518)    1,085,623
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies .............................................................    (39,025,606)    2,185,853
                                                                                    ------------   -----------
            Net increase (decrease) in net assets resulting from operations .....    (31,064,888)    4,850,573
                                                                                    ------------   -----------
   Distributions to shareholders from:
      Net investment income:
         Class A ................................................................    (10,236,128)   (1,192,254)
         Advisor Class ..........................................................     (1,476,610)     (614,695)
      Net realized gains:
         Class A ................................................................       (180,301)           --
         Advisor Class ..........................................................        (62,307)           --
                                                                                    ------------   -----------
   Total distributions to shareholders ..........................................    (11,955,346)   (1,806,949)
                                                                                    ------------   -----------
   Capital share transactions: (Note 2)
         Class A ................................................................    279,107,734    13,198,443
         Advisor Class ..........................................................     (2,697,978)    1,164,113
                                                                                    ------------   -----------
   Total capital share transactions .............................................    276,409,756    14,362,556
                                                                                    ------------   -----------
   Redemption fees ..............................................................          8,054           104
                                                                                    ------------   -----------
            Net increase (decrease) in net assets ...............................    233,397,576    17,406,284
Net assets:
   Beginning of year ............................................................     66,750,244    49,343,960
                                                                                    ------------   -----------
   End of year ..................................................................   $300,147,820   $66,750,244
                                                                                    ============   ===========
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of year ..................................................................   $ (1,615,214)  $   115,240
                                                                                    ============   ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 99

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective May 15, 2008, the Franklin Equity Income Fund and the Franklin Convertible Securities Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                 CLASS A, CLASS B,
CLASS A, CLASS C,            CLASS A, CLASS C     CLASS C, CLASS R
CLASS R & ADVISOR CLASS      & ADVISOR CLASS      & ADVISOR CLASS          CLASS A & ADVISOR CLASS
-----------------------   --------------------   -----------------   ----------------------------------
Franklin Balanced Fund    Franklin Convertible   Franklin Equity     Franklin Limited Maturity
                             Securities Fund        Income Fund         U.S. Government Securities Fund
                                                                     Franklin Real Return Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                               100 | Annual Report

Franklin Investors Securities Trust

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.   SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B.   FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               Annual Report | 101

Franklin Investors Securities Trust

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.   JOINT REPURCHASE AGREEMENT

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at year end had been entered into on October 31, 2008. The joint repurchase agreement is valued at cost.

D.   FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Franklin Real Return Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E.   OPTIONS

The Franklin Balanced Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is


                               102 | Annual Report

Franklin Investors Securities Trust

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E.   OPTIONS (CONTINUED)

realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F.   SECURITIES LENDING

The Franklin Equity Income Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower. At October 31, 2008, the fund had no securities on loan.

G.   INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

H.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               Annual Report | 103

Franklin Investors Securities Trust

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J.   REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K.   GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               104 | Annual Report

Franklin Investors Securities Trust

2.   SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                                FRANKLIN               FRANKLIN CONVERTIBLE
                                                             BALANCED FUND               SECURITIES FUND
                                                       -------------------------   ---------------------------
                                                         SHARES        AMOUNT         SHARES         AMOUNT
                                                       ----------   ------------   -----------   -------------
CLASS A SHARES:
Year ended October 31, 2008
   Shares sold .....................................    3,734,984   $ 36,902,806    12,433,271   $ 171,368,524
   Shares issued in reinvestment of distributions ..      170,071      1,673,518     3,291,047      46,928,316
   Shares redeemed .................................   (1,418,333)   (13,204,544)  (23,201,851)   (327,677,943)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................    2,486,722   $ 25,371,780    (7,477,533)  $(109,381,103)
                                                       ==========   ============   ===========   =============
Year ended October 31, 2007
   Shares sold .....................................    1,687,911   $ 18,910,449    14,399,024   $ 244,834,632
   Shares issued in reinvestment of distributions ..       18,777        210,061     3,570,065      58,931,326
   Shares redeemed .................................     (232,320)    (2,610,025)  (10,459,036)   (177,724,070)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................    1,474,368   $ 16,510,485     7,510,053   $ 126,041,888
                                                       ==========   ============   ===========   =============
CLASS C SHARES:
Year ended October 31, 2008
   Shares sold .....................................      902,773   $  8,513,852     2,252,359   $  31,387,163
   Shares issued in reinvestment of distributions ..       38,425        380,022       946,527      13,379,794
   Shares redeemed .................................     (494,755)    (4,484,036)   (6,528,875)    (89,444,057)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      446,443   $  4,409,838    (3,329,989)  $ (44,677,100)
                                                       ==========   ============   ===========   =============
Year ended October 31, 2007
   Shares sold .....................................      588,047   $  6,611,187     3,729,693   $  62,618,890
   Shares issued in reinvestment of distributions ..        4,412         49,338     1,118,289      18,292,787
   Shares redeemed .................................      (36,163)      (397,388)   (2,715,193)    (45,588,498)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      556,296   $  6,263,137     2,132,789   $  35,323,179
                                                       ==========   ============   ===========   =============
CLASS R SHARES:
Year ended October 31, 2008
   Shares sold .....................................          678   $      7,048
   Shares issued in reinvestment of distributions ..           35            345
   Shares redeemed .................................         (360)        (3,014)
                                                       ----------   ------------
   Net increase (decrease) .........................          353   $      4,379
                                                       ==========   ============
Year ended October 31, 2007
   Shares sold .....................................          340   $      3,701
   Shares issued in reinvestment of distributions ..            6             70
                                                       ----------   ------------
   Net increase (decrease) .........................          346   $      3,771
                                                       ==========   ============


                               Annual Report | 105

Franklin Investors Securities Trust

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                FRANKLIN               FRANKLIN CONVERTIBLE
                                                             BALANCED FUND               SECURITIES FUND
                                                       -------------------------   ---------------------------
                                                         SHARES        AMOUNT         SHARES         AMOUNT
                                                       ----------   ------------   -----------   -------------
ADVISOR CLASS SHARES:
Year ended October 31, 2008(a)
   Shares sold .....................................       48,440   $    488,922        38,866   $     557,319
   Shares issued in reinvestment of distributions ..        7,857         78,010         1,140          14,620
   Shares redeemed .................................       (7,005)       (67,886)       (6,515)        (72,111)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................       49,292   $    499,046        33,491   $     499,828
                                                       ==========   ============   ===========   =============
Year ended October 31, 2007
   Shares sold .....................................       83,546   $    918,347
   Shares issued in reinvestment of distributions ..        2,002         22,404
   Shares redeemed .................................       (4,326)       (47,527)
                                                       ----------   ------------
   Net increase (decrease) .........................       81,222   $    893,224
                                                       ==========   ============

                                                                                          FRANKLIN LIMITED
                                                             FRANKLIN EQUITY          MATURITY U.S. GOVERNMENT
                                                               INCOME FUND                SECURITIES FUND
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES         AMOUNT
                                                       -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended October 31, 2008
   Shares sold .....................................     6,933,562   $ 123,217,249   19,319,574   $196,194,455
   Shares issued in reinvestment of distributions ..     2,700,596      50,720,976      715,124      7,254,840
   Shares redeemed .................................   (11,692,512)   (205,326,834)  (9,238,717)   (93,643,731)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................    (2,058,354)  $ (31,388,609)  10,795,981   $109,805,564
                                                       ===========   =============   ==========   ============
Year ended October 31, 2007
   Shares sold .....................................    10,585,130   $ 239,170,803    4,454,202   $ 44,178,835
   Shares issued in reinvestment of distributions ..     2,605,129      57,408,622      614,512      6,096,010
   Shares redeemed .................................    (7,467,396)   (168,252,902)  (7,503,970)   (74,428,395)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     5,722,863   $ 128,326,523   (2,435,256)  $(24,153,550)
                                                       ===========   =============   ==========   ============
CLASS B SHARES:
Year ended October 31, 2008
   Shares sold .....................................        50,820   $     886,688
   Shares issued in reinvestment of distributions ..       120,078       2,267,538
   Shares redeemed .................................      (658,119)    (11,608,500)
                                                       -----------   -------------
   Net increase (decrease) .........................      (487,221)  $  (8,454,274)
                                                       ===========   =============
Year ended October 31, 2007
   Shares sold .....................................       105,074   $   2,363,637
   Shares issued in reinvestment of distributions ..       154,945       3,390,324
   Shares redeemed .................................      (472,417)    (10,604,786)
                                                       -----------   -------------
   Net increase (decrease) .........................      (212,398)  $  (4,850,825)
                                                       ===========   =============

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Convertible Securities Fund.


                               106 | Annual Report

Franklin Investors Securities Trust

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            FRANKLIN EQUITY        FRANKLIN LIMITED MATURITY U.S.
                                                              INCOME FUND            GOVERNMENT SECURITIES FUND
                                                       -------------------------   ------------------------------
                                                         SHARES        AMOUNT          SHARES          AMOUNT
                                                       -----------  ------------   --------------  --------------
CLASS C SHARES:
Year ended October 31, 2008
   Shares sold ......................................     826,985   $ 14,554,576
   Shares issued in reinvestment of distributions ...     447,761      8,453,712
   Shares redeemed ..................................  (2,624,870)   (46,087,761)
                                                       ----------   ------------
   Net increase (decrease) ..........................  (1,350,124)  $(23,079,473)
                                                       ==========   ============
Year ended October 31, 2007
   Shares sold ......................................     978,767   $ 21,854,647
   Shares issued in reinvestment of distributions ...     534,361     11,699,188
   Shares redeemed ..................................  (1,685,264)   (37,852,716)
                                                       ----------   ------------
   Net increase (decrease) ..........................    (172,136)  $ (4,298,881)
                                                       ==========   ============
CLASS R SHARES:
Year ended October 31, 2008
   Shares sold ......................................     100,536   $  1,839,475
   Shares issued in reinvestment of distributions ...      37,523        711,595
   Shares redeemed ..................................    (377,475)    (7,010,782)
                                                       ----------   ------------
   Net increase (decrease) ..........................    (239,416)  $ (4,459,712)
                                                       ==========   ============
Year ended October 31, 2007
   Shares sold ......................................     189,919   $  4,248,628
   Shares issued in reinvestment of distributions ...      66,257      1,459,144
   Shares redeemed ..................................    (486,335)   (11,000,525)
                                                       ----------   ------------
   Net increase (decrease) ..........................    (230,159)  $ (5,292,753)
                                                       ==========   ============
ADVISOR CLASS SHARES:
Year ended October 31, 2008(a)
   Shares sold ......................................      52,590   $    961,953         970,571   $ 9,828,396
   Shares issued in reinvestment of distributions ...         536          8,255          60,640       614,860
   Shares redeemed ..................................        (408)        (5,914)       (484,518)   (4,903,103)
                                                       ----------   ------------        --------   -----------
   Net increase (decrease) ..........................      52,718   $    964,294         546,693   $ 5,540,153
                                                       ==========   ============        ========   ===========
Year ended October 31, 2007
   Shares sold ......................................                                    244,139   $ 2,420,255
   Shares issued in reinvestment of distributions ...                                     54,375       538,821
   Shares redeemed ..................................                                   (337,095)   (3,333,661)
                                                                                        --------   -----------
   Net increase (decrease) ..........................                                    (38,581)  $  (374,585)
                                                                                        ========   ===========

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Equity Income Fund.


                               Annual Report | 107

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        FRANKLIN REAL RETURN FUND
                                                       ---------------------------
                                                          SHARES         AMOUNT
                                                       -----------   -------------
CLASS A SHARES:
Year ended October 31, 2008
   Shares sold ......................................   39,272,766   $ 423,063,502
   Shares issued in reinvestment of distributions ...      818,966       8,768,320
   Shares redeemed ..................................  (14,582,863)   (152,724,088)
                                                       -----------   -------------
   Net increase (decrease) ..........................   25,508,869   $ 279,107,734
                                                       ===========   =============
Year ended October 31, 2007
   Shares sold ......................................    2,490,410   $  25,763,946
   Shares issued in reinvestment of distributions ...       95,318         986,170
   Shares redeemed ..................................   (1,311,467)    (13,551,673)
                                                       -----------   -------------
   Net increase (decrease) ..........................    1,274,261   $  13,198,443
                                                       ===========   =============
ADVISOR CLASS SHARES:
Year ended October 31, 2008
   Shares sold ......................................    3,051,844   $  33,176,053
   Shares issued in reinvestment of distributions ...       58,400         626,973
   Shares redeemed ..................................   (3,459,670)    (36,501,004)
                                                       -----------   -------------
   Net increase (decrease) ..........................     (349,426)  $  (2,697,978)
                                                       ===========   =============
Year ended October 31, 2007
   Shares sold ......................................      441,613   $   4,557,542
   Shares issued in reinvestment of distributions ...        5,479          56,816
   Shares redeemed ..................................     (332,374)     (3,450,245)
                                                       -----------   -------------
   Net increase (decrease) ..........................      114,718   $   1,164,113
                                                       ===========   =============

3.   TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               108 | Annual Report

Franklin Investors Securities Trust

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

A.   MANAGEMENT FEES

The Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.500%         Up to and including $250 million
       0.475%         Over $250 million, up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.425%         Over $1 billion, up to and including $2.5 billion
       0.400%         Over $2.5 billion, up to and including $5 billion
       0.375%         Over $5 billion, up to and including $10 billion
       0.350%         Over $10 billion, up to and including $15 billion
       0.325%         Over $15 billion, up to and including $20 billion
       0.300%         In excess of $20 billion

Effective January 1, 2008, the Franklin Convertible Securities Fund and the Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion

Prior to January 1, 2008, the Franklin Convertible Securities Fund and the Franklin Equity Income Fund paid fees to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion


                               Annual Report | 109

Franklin Investors Securities Trust

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

A.   MANAGEMENT FEES (CONTINUED)

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment management fee to Advisers based on the month-end net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         In excess of $250 million

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.425%         Up to and including $500 million
       0.325%         Over $500 million, up to and including $1 billion
       0.280%         Over $1 billion, up to and including $1.5 billion
       0.235%         Over $1.5 billion, up to and including $6.5 billion
       0.215%         Over $6.5 billion, up to and including $11.5 billion
       0.200%         Over $11.5 billion, up to and including $16.5 billion
       0.190%         Over $16.5 billion, up to and including $19 billion
       0.180%         Over $19 billion, up to and including $21.5 billion
       0.170%         In excess of $21.5 billion

B.   ADMINISTRATIVE FEES

The Franklin Balanced Fund and Franklin Real Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Convertible Securities Fund, the Franklin Equity Income Fund and the Franklin Limited Maturity U.S. Government Securities Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C.   DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the funds pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                               110 | Annual Report

Franklin Investors Securities Trust

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

C.   DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                                                     FRANKLIN       FRANKLIN
                                                     FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                                    FRANKLIN       CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                                 BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                                 -------------   ---------------   -----------   ----------------   --------
Reimbursement Plans:
   Class A ...................         --             0.25%           0.25%            0.10%            --
Compensation Plans:
   Class A ...................       0.35%              --              --               --           0.25%
   Class B ...................         --               --            1.00%              --             --
   Class C ...................       1.00%            1.00%           1.00%              --             --
   Class R ...................       0.50%              --            0.50%              --             --

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the Franklin Balanced Fund for the period of August 1, 2007 through January 31, 2009.

D.   SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                                     FRANKLIN       FRANKLIN
                                                    FRANKLIN         FRANKLIN    LIMITED MATURITY     REAL
                                    FRANKLIN       CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                                 BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                                 -------------   ---------------   -----------   ----------------   --------
Sales charges retained
   net of commissions
   paid to unaffiliated
   broker/dealers ............      $65,954           $96,338        $467,527          $39,312      $388,902
Contingent deferred sales
   charges retained ..........      $ 3,455           $30,439        $ 49,605          $ 2,858      $  8,755

E.   TRANSFER AGENT FEES

For the year ended October 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                                     FRANKLIN       FRANKLIN
                                                     FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                                    FRANKLIN       CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                                 BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                                 -------------   ---------------   -----------   ----------------   --------
Transfer agent fees ..........       $32,389         $591,333        $875,720        $272,989       $112,512


                               Annual Report | 111

Franklin Investors Securities Trust

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

F.   WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Balanced Fund and the Franklin Real Return Fund, FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2010. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the funds' fiscal year end. After February 28, 2010, FT Services and Advisers may discontinue this waiver at any time upon notice to the funds' Board of Trustees.

G.   OTHER AFFILIATED TRANSACTIONS

At October 31, 2008, Advisers owned 22.15% of the Franklin Balanced Fund's outstanding shares.

4.   EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5.   INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

                                                     FRANKLIN        FRANKLIN
                                    FRANKLIN       CONVERTIBLE        EQUITY
                                 BALANCED FUND   SECURITIES FUND   INCOME FUND
                                 -------------   ---------------   -----------
Capital loss carryforwards
   expiring in:
   2016 ......................     $3,978,038       $1,897,113     $46,281,261
                                   ----------       ----------     -----------

                                     FRANKLIN
                                 LIMITED MATURITY     FRANKLIN
                                  U.S. GOVERNMENT       REAL
                                  SECURITIES FUND   RETURN FUND
                                 ----------------   -----------
Capital loss carryforwards
   expiring in:
   2011 ......................      $ 1,752,525      $       --
   2012 ......................        3,322,647              --
   2013 ......................        3,980,527              --
   2014 ......................        4,303,979              --
   2015 ......................          723,269              --
   2016 ......................               --       1,974,145
                                    -----------      ----------
                                    $14,082,947      $1,974,145
                                    ===========      ==========


                               112 | Annual Report

Franklin Investors Securities Trust

5.   INCOME TAXES (CONTINUED)

During the year ended October 31, 2008, the Franklin Limited Maturity U.S. Government Securities Fund utilized $770,999 of capital loss carryforwards.

On October 31, 2008, the Franklin Limited Maturity U.S. Government Securities Fund had expired capital loss carryforwards of $1,593,552, which were reclassified to paid-in-capital.

The tax character of distributions paid during the years ended October 31, 2008 and 2007, was as follows:

                                       FRANKLIN             FRANKLIN CONVERTIBLE
                                     BALANCED FUND             SECURITIES FUND
                                 ---------------------   --------------------------
                                    2008        2007         2008          2007
                                 ----------   --------   -----------   ------------
Distributions paid from:
   Ordinary income ...........   $3,168,274   $796,052   $56,198,229   $ 49,533,027
   Long term capital gain ....      152,036         --    24,854,722     54,673,400
                                 ----------   --------   -----------   ------------
                                 $3,320,310   $796,052   $81,052,951   $104,206,427
                                 ==========   ========   ===========   ============

                                                                     FRANKLIN
                                                                 LIMITED MATURITY
                                      FRANKLIN EQUITY             U.S. GOVERNMENT
                                        INCOME FUND               SECURITIES FUND
                                 -------------------------   ------------------------
                                     2008          2007          2008         2007
                                 -----------   -----------   -----------   ----------
Distributions paid from:
   Ordinary income ...........   $27,752,727   $26,398,031   $10,025,522   $8,510,427
   Long term capital gain ....    39,665,396    54,761,144            --           --
                                 -----------   -----------   -----------   ----------
                                 $67,418,123   $81,159,175   $10,025,522   $8,510,427
                                 ===========   ===========   ===========   ==========

                                       FRANKLIN REAL
                                        RETURN FUND
                                 ------------------------
                                     2008         2007
                                 -----------   ----------
Distributions paid from:
   Ordinary income ...........   $11,715,670   $1,806,949
   Long term capital gain ....       239,676           --
                                 -----------   ----------
                                 $11,955,346   $1,806,949
                                 ===========   ==========

At October 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                    FRANKLIN        FRANKLIN          FRANKLIN
                                                    BALANCED       CONVERTIBLE         EQUITY
                                                      FUND       SECURITIES FUND    INCOME FUND
                                                  ------------   ---------------   -------------
Cost of investments ...........................   $ 65,984,248    $ 859,131,838    $ 739,161,074
                                                  ============    =============    =============
Unrealized appreciation .......................   $    326,956    $   4,887,077    $  33,425,777
Unrealized depreciation .......................    (19,756,957)    (334,511,261)    (202,770,502)
                                                  ------------    -------------    -------------
Net unrealized appreciation (depreciation) ....   $(19,430,001)   $(329,624,184)   $(169,344,725)
                                                  ============    =============    =============
Distributable earnings - undistributed ordinary
   income .....................................   $    217,604    $   4,260,930    $   3,456,942
                                                  ============    =============    =============


                               Annual Report | 113

Franklin Investors Securities Trust

5.   INCOME TAXES (CONTINUED)

                                                       FRANKLIN        FRANKLIN
                                                  LIMITED MATURITY       REAL
                                                   U.S. GOVERNMENT      RETURN
                                                   SECURITIES FUND       FUND
                                                  ----------------   ------------
Cost of investments ...........................     $314,103,922     $327,733,625
                                                    ============     ============
Unrealized appreciation .......................     $  2,995,955     $    630,230
Unrealized depreciation .......................       (2,526,455)     (38,487,252)
                                                    ------------     ------------
Net unrealized appreciation (depreciation) ....     $    469,500     $(37,857,022)
                                                    ============     ============
Distributable earnings - undistributed ordinary
   income .....................................     $    145,130     $    344,449
                                                    ============     ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, partnership distributions and recognition of partnership income and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, bond discounts and premiums and partnership distributions and recognition of partnership income.

6.   INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2008, were as follows:

                                                                            FRANKLIN         FRANKLIN
                                          FRANKLIN         FRANKLIN     LIMITED MATURITY       REAL
                          FRANKLIN       CONVERTIBLE        EQUITY       U.S. GOVERNMENT      RETURN
                       BALANCED FUND   SECURITIES FUND    INCOME FUND    SECURITIES FUND       FUND
                       -------------   ---------------   ------------   ----------------   ------------
Purchases ..........    $58,425,042      $322,909,441    $261,638,158     $238,933,274     $291,338,070
Sales ..............    $24,728,423      $532,179,328    $375,304,727     $142,226,185     $ 50,619,093

Transactions in options written during the year ended October 31, 2008, were as follows:

                                                     NUMBER OF    PREMIUMS
                                                     CONTRACTS    RECEIVED
                                                     ---------   ---------
FRANKLIN BALANCED FUND
Options outstanding at October 31, 2007 ..........        920    $  29,328
Options written ..................................     14,652      712,764
Options expired ..................................    (12,923)    (593,311)
Options exercised ................................     (1,905)    (104,510)
Options closed ...................................       (544)     (29,666)
                                                      -------    ---------
Options outstanding at October 31, 2008 ..........        200    $  14,605
                                                      =======    =========


                               114 | Annual Report

Franklin Investors Securities Trust

7.   INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET
     PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8.   FORWARD EXCHANGE CONTRACTS

At October 31, 2008, the Franklin Real Return Fund had the following forward exchange contracts outstanding:

                                                                                    CONTRACT  SETTLEMENT  UNREALIZED   UNREALIZED
                                                                                     AMOUNT      DATE    APPRECIATION DEPRECIATION
                                                                                   ---------- ---------- ------------ ------------
CONTRACTS TO BUY
    806,753 Chinese Yuan Renminbi ................................................ $  116,633  10/23/09      $--        $ (1,607)
  1,371,580 Chinese Yuan Renminbi ................................................    197,232  10/26/09       --          (1,689)
    820,480 Chinese Yuan Renminbi ................................................    117,128  10/27/09       --            (157)
306,807,063 Japanese Yen .........................................................  3,184,959  11/04/09       --         (12,335)
                                                                                                             ---        --------
   Unrealized appreciation (depreciation) on forward exchange contracts ..........                            --         (15,788)
                                                                                                             ---        --------
      Net unrealized appreciation (depreciation) on forward exchange contracts ...                                      $(15,788)
                                                                                                                        ========

9.   CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Balanced Fund and the Franklin Convertible Securities Fund have 15.36% and 62.31%, respectively, of their portfolios invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Balanced Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2008, the aggregate value of these securities was $138,125, representing 0.29% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10.  VIOLATION OF INVESTMENT RESTRICTIONS

During the year ended October 31, 2008, the Franklin Balanced Fund inadvertently breached one of its investment restrictions. For the year ended October 31, 2008, the fund incurred a loss of $47,078 on the investments. Advisers reimbursed the fund for such losses incurred which is reflected in the Statement of Operations.


                               Annual Report | 115

Franklin Investors Securities Trust

11.  NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

12.  LOSS CONTINGENCY

At October 31, 2008, the Franklin Balanced Fund had two outstanding trades related to put options written by the Fund with Lehman Brothers as the counterparty. These trades have remained unsettled since the Lehman Brothers bankruptcy on September 15, 2008. The Fund has recorded a loss contingency related to the depreciation of the common stock underlying these put options and its obligations to purchase the stock pursuant to the options contracts.


                               116 | Annual Report

Franklin Investors Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund and Franklin Real Return Fund (the "Funds") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2008


                               Annual Report | 117

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2008.

                    FRANKLIN        FRANKLIN      FRANKLIN
  FRANKLIN        CONVERTIBLE        EQUITY     REAL RETURN
BALANCED FUND   SECURITIES FUND   INCOME FUND       FUND
-------------   ---------------   -----------   -----------
   $152,036       $24,854,722     $39,665,396     $239,676

Under Section 871(k)(2)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2008.

                    FRANKLIN        FRANKLIN      FRANKLIN
  FRANKLIN        CONVERTIBLE        EQUITY     REAL RETURN
BALANCED FUND   SECURITIES FUND   INCOME FUND       FUND
-------------   ---------------   -----------   -----------
  $926,730        $12,989,411      $6,642,283      $2,768

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2008.

                    FRANKLIN        FRANKLIN
  FRANKLIN        CONVERTIBLE        EQUITY
BALANCED FUND   SECURITIES FUND   INCOME FUND
-------------   ---------------   -----------
   $826,985        $6,474,931     $26,023,885

Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Franklin Convertible Securities Fund designates the maximum amount allowable but no less than $14,273,737 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2008.

                    FRANKLIN        FRANKLIN
  FRANKLIN        CONVERTIBLE        EQUITY
BALANCED FUND   SECURITIES FUND   INCOME FUND
-------------   ---------------   -----------
    24.15%           11.52%          82.81%


                               118 | Annual Report

Franklin Investors Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------         --------------   -----------   -----------------------   -----------------------------------------
HARRIS J. ASHTON (1932)     Trustee          Since 1986              143             Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)    Trustee          Since 2007              120             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member,
Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)             Trustee          Since 2007              120             Chevron Corporation (global energy
One Franklin Parkway                                                                 company) and ICO Global Communications
San Mateo, CA 94403-1906                                                             (Holdings) Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and
Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)     Trustee          Since 1998              143             Hess Corporation (exploration and
One Franklin Parkway                                                                 refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                             Company (processed foods and allied
                                                                                     products), RTI International Metals, Inc.
                                                                                     (manufacture and distribution of
                                                                                     titanium), Canadian National Railway
                                                                                     (railroad) and White Mountains Insurance
                                                                                     Group, Ltd. (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 119

                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------         --------------   -----------   -----------------------   -----------------------------------------
FRANK W.T. LAHAYE (1929)    Trustee          Since 1986              120             Center for Creative Land Recycling
One Franklin Parkway                                                                 (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)       Trustee          Since 2005              143             Hess Corporation (exploration and
One Franklin Parkway                                                                 refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                             Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)    Trustee          Since 2007              143             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior
Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)       Lead             Trustee                 120             None
One Franklin Parkway        Independent      since 2007
San Mateo, CA 94403-1906    Trustee          and Lead
                                             Independent
                                             Trustee
                                             since
                                             January
                                             2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice
President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain &
Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------         --------------   -----------   -----------------------   -----------------------------------------
**CHARLES B. JOHNSON        Trustee and      Trustee                 143             None
(1933)                      Chairman of      since 1986
One Franklin Parkway        the Board        and
San Mateo, CA 94403-1906                     Chairman of
                                             the Board
                                             since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               120 | Annual Report

                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------         --------------   -----------   -----------------------   -----------------------------------------
DAVID P. GOSS (1947)        Vice             Since 2000    Not Applicable            Not Applicable
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)   President        President     Not Applicable            Not Applicable
One Franklin Parkway        and Chief        since  1993
San Mateo, CA 94403-1906    Executive        and Chief
                            Officer -        Executive
                            Investment       Officer -
                            Management       Investment
                                             Management
                                             since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)    Vice             Since 2006    Not Applicable            Not Applicable
One Franklin Parkway        President
San Mateo, CA 94403-1906    and
                            Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)        Vice             Since 2005    Not Applicable            Not Applicable
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               Annual Report | 121

                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------         --------------   -----------   -----------------------   -----------------------------------------
GALEN G. VETTER (1951)      Senior Vice      Since         Not Applicable            Not Applicable
500 East Broward Blvd.      President        February
Suite 2100                  and Chief        2008
Fort Lauderdale,            Executive
FL 33394-3091               Officer -
                            Finance and
                            Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               122 | Annual Report

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 123

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 A2008 12/08







OCTOBER 31, 2008

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

ANNUAL REPORT AND SHAREHOLDER LETTER

FIXED INCOME

                       FRANKLIN INVESTORS SECURITIES TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                                   (GRAPHIC)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                         Franklin Templeton Investments

                          GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE ............................................................     1
ANNUAL REPORT
Economic and Market Overview .............................................     4
Franklin Adjustable U.S. Government Securities Fund ......................     6
Franklin Floating Rate Daily Access Fund .................................    16
Franklin Low Duration Total Return Fund ..................................    29
Franklin Total Return Fund ...............................................    38
Financial Highlights and Statements of Investments .......................    51
Financial Statements .....................................................   106
Notes to Financial Statements ............................................   111
Report of Independent Registered Public Accounting Firm ..................   134
Tax Designation ..........................................................   135
Board Members and Officers ...............................................   136
Shareholder Information ..................................................   141

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Franklin Investors Securities Trust covers the 12 months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

Sign up for EDELIVERY of your Shareholder Report

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              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report
even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin Investors Securities Trust, the portfolio managers discuss market conditions, investment decisions and Fund performance during the 12 months ended October 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        Not part of the annual report | 3

Annual Report

Economic and Market Overview

The events that unfolded during the Funds' fiscal year brought extraordinary volatility and uncertainty to financial markets. Credit market turmoil led to significant losses and writedowns by financial institutions, reduced credit availability and a general global repricing of risk. The credit contraction, continued weakness in the housing market, and significant declines in consumer confidence and consumer spending resulted in a weak and deteriorating economic climate. Job losses mounted and the unemployment rate rose to 6.5% during the reporting period.(1) These factors as well as upward inflationary pressures from a weak U.S. dollar and high food, energy and commodity prices burdened the overall economy for much of the reporting period. The economy contracted in the fourth quarter of 2007, registering a -0.2% annualized growth rate before staging a modest recovery in the first half of 2008. Gross domestic product
(GDP) grew at 0.9% and 2.8% annualized rates in the first and second quarters of 2008 largely due to rising exports and increased government spending. However, as the financial turmoil intensified in the third quarter, GDP fell an estimated annualized 0.5%.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $68 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Although inflation fell late in the review period, it rose 3.7% for the fiscal year, largely due to higher food and energy costs.(1) Core inflation, which excludes such costs, rose at a more moderate 2.2% annual rate; however, this level was above the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1) The core personal consumption expenditures price index reported a 12-month increase of 2.1%.(2)

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Bureau of Economic Analysis.


                               4 | Annual Report

Amid a series of events that included massive government intervention, bank and financial institution failures, and emergency funding, the Fed was focused primarily on restoring liquidity and confidence to unsettled financial markets. The Fed hoped to stimulate the sagging economy by cutting interest rates seven times over the 12-month period, bringing the federal funds target rate to 1.00%. It also implemented a series of unconventional measures aimed at easing strained credit conditions that included a $700 billion bailout plan that would allow the U.S. Treasury to purchase bad debt from troubled financial institutions.

Volatility remained high throughout the reporting period but intensified in September as stocks fluctuated wildly and Treasury prices soared. Panicked investors drove the yield on the three-month Treasury bill to a multi-decade low, and LIBOR (London Interbank Offered Rate) rates, which banks charge one another for loans, jumped to record highs. Fixed income spreads generally widened relative to Treasury yields over the period due to heightened market turbulence. Investors continued to seek the relative safety of short- and intermediate-term U.S. Treasury securities as Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 1.56% at the end of October, down from 3.94% a year earlier. Over the same period, the 10-year U.S. Treasury note yield declined from 4.48% to 4.01%.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                Annual Report | 5

Franklin Adjustable U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agency or instrumentalities.(1) Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(2)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN

Franklin Adjustable U.S. Government Securities Fund Based on Total Net Assets as of 10/31/08

                                   (PIE CHART)

Fannie Mae (FNMA) ..............................   55.5%
Freddie Mac (FHLMC) ............................   10.9%
Ginnie Mae (GNMA) ..............................    3.6%
Short-Term Investments & Other Net Assets ......   30.0%

This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Adjustable U.S. Government Securities Fund - Class A posted a +4.06% cumulative total return for the 12 months under review. The Fund

(1.) Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

(2.) Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Please see the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 54.


                                6 | Annual Report

DIVIDEND DISTRIBUTIONS*

Franklin Adjustable U.S. Government Securities Fund 11/1/07-10/31/08

                           DIVIDEND PER SHARE
            -----------------------------------------------
MONTH          CLASS A         CLASS C      ADVISOR CLASS**
---------   -------------   -------------   ---------------
November     3.6679 cents    3.3487 cents          --
December     3.6698 cents    3.3447 cents          --
January      3.5282 cents    3.2430 cents          --
February     3.3106 cents    3.0256 cents          --
March        3.2449 cents    2.9418 cents          --
April        3.1548 cents    2.8641 cents          --
May          2.8484 cents    2.5679 cents     1.5455 cents
June         2.9902 cents    2.6848 cents     3.1781 cents
July         2.7922 cents    2.4885 cents     2.9825 cents
August       2.5009 cents    2.2190 cents     2.6794 cents
September    2.6797 cents    2.3615 cents     2.8759 cents
October      2.0136 cents    1.7114 cents     2.2041 cents
TOTAL       36.4012 CENTS   32.8010 CENTS    15.4655 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 5/15/08, the Fund began offering Advisor Class shares. Please see the prospectus for details.

underperformed its benchmark, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Government Index: 1-2 Year Component, which posted a +5.68% total return for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

(3.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government Index: 1-2 Year Component includes fixed-rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, two years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                Annual Report | 7

INVESTMENT STRATEGY

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

MANAGER'S DISCUSSION

The financial liquidity crisis affected the entire fixed income market including the mortgage and mortgage-related asset-backed securities markets. Even agency adjustable-rate mortgage-backed securities (MBS) were impacted by increased volatility in the interest rate markets. As risk and liquidity premiums increased, spreads on investment-grade sectors widened with U.S. agency MBS and hybrid adjustable-rate MBS underperforming equivalent U.S. Treasury securities.

Consistent with our investment strategy, we continued to look for strong cash flow fundamentals and attractive valuations to uncover opportunities across the ARM universe. Although the Fund, which invests predominantly in Fannie Mae, Freddie Mac and Ginnie Mae ARM securities, underperformed shorter-maturity U.S. Treasury securities, many of its holdings were not as affected by the fixed income market's increased volatility as were their hybrid adjustable-rate MBS counterparts.


                                8 | Annual Report

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey
T. Anthony Coffey, CFA

(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin Adjustable
U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 9

Performance Summary as of 10/31/08

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISAX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$0.01     $8.86      $8.87
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.364012

CLASS C (SYMBOL: FCSCX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$0.01     $8.86      $8.87
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.328010

ADVISOR CLASS (SYMBOL: N/A)                    CHANGE   10/31/08   5/15/08
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$0.01     $8.87     $8.88
DISTRIBUTIONS (5/15/08-10/31/08)
Dividend Income                    $0.154655


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                         1-YEAR   5-YEAR   10-YEAR
-------------------------------------           ------   ------   -------
Cumulative Total Return(1)                      +4.06%   +17.65%  +45.86%
Average Annual Total Return(2)                  +1.76%    +2.84%   +3.61%
Avg. Ann. Total Return (9/30/08)(3)             +1.99%    +2.77%   +3.56%
   Distribution Rate(4)                 2.60%
   30-Day Standardized Yield(5)         2.58%
   Total Annual Operating Expenses(6)   0.93%

CLASS C                                         1-YEAR   5-YEAR   INCEPTION (7/1/03)
-------------------------------------           ------   ------   -----------------
Cumulative Total Return(1)                      +3.64%   +15.34%      +14.86%
Average Annual Total Return(2)                  +2.64%    +2.90%       +2.63%
Avg. Ann. Total Return (9/30/08)(3)             +2.98%    +2.83%       +2.66%
   Distribution Rate(4)                 2.26%
   30-Day Standardized Yield(5)         2.24%
   Total Annual Operating Expenses(6)   1.33%

ADVISOR CLASS(7)                                1-YEAR   5-YEAR   10-YEAR
-------------------------------------           ------   ------    -------
Cumulative Total Return(1)                      +4.29%   +17.91%   +46.19%
Average Annual Total Return(2)                  +4.29%    +3.35%    +3.87%
Avg. Ann. Total Return (9/30/08)(3)             +4.50%    +3.28%    +3.82%
   Distribution Rate(4)                 2.91%
   30-Day Standardized Yield(5)         2.88%
   Total Annual Operating Expenses(6)   0.68%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A           10/31/08
-------           --------
1-Year              +1.76%
5-Year              +2.84%
10-Year             +3.61%

                               (PERFORMANCE GRAPH)

CLASS A (11/1/98-10/31/08)

             FRANKLIN ADJUSTABLE U.S. GOVERNMENT   BARCLAYS CAPITAL U.S. GOVERNMENT
DATE            SECURITIES FUND - CLASS A                   1-2 YEAR INDEX
----------   -----------------------------------   --------------------------------
11/1/1998                  $ 9,770                              $10,000
11/30/1998                 $ 9,756                              $ 9,996
12/31/1998                 $ 9,806                              $10,035
1/31/1999                  $ 9,857                              $10,072
2/28/1999                  $ 9,918                              $10,046
3/31/1999                  $ 9,948                              $10,112
4/30/1999                  $ 9,989                              $10,146
5/31/1999                  $10,019                              $10,150
6/30/1999                  $10,027                              $10,181
7/31/1999                  $10,056                              $10,218
8/31/1999                  $10,096                              $10,245
9/30/1999                  $10,135                              $10,306
10/31/1999                 $10,185                              $10,338
11/30/1999                 $10,213                              $10,361
12/31/1999                 $10,237                              $10,377
1/31/2000                  $10,288                              $10,386
2/29/2000                  $10,320                              $10,454
3/31/2000                  $10,374                              $10,510
4/30/2000                  $10,421                              $10,543
5/31/2000                  $10,446                              $10,584
6/30/2000                  $10,516                              $10,685
7/31/2000                  $10,575                              $10,751
8/31/2000                  $10,624                              $10,824
9/30/2000                  $10,696                              $10,901
10/31/2000                 $10,739                              $10,956
11/30/2000                 $10,818                              $11,051
12/31/2000                 $10,922                              $11,172
1/31/2001                  $10,989                              $11,314
2/28/2001                  $11,057                              $11,381
3/31/2001                  $11,149                              $11,470
4/30/2001                  $11,193                              $11,511
5/31/2001                  $11,262                              $11,579
6/30/2001                  $11,331                              $11,617
7/31/2001                  $11,388                              $11,736
8/31/2001                  $11,409                              $11,802
9/30/2001                  $11,487                              $11,974
10/31/2001                 $11,599                              $12,081
11/30/2001                 $11,619                              $12,069
12/31/2001                 $11,626                              $12,092
1/31/2002                  $11,658                              $12,110
2/28/2002                  $11,678                              $12,161
3/31/2002                  $11,713                              $12,093
4/30/2002                  $11,799                              $12,221
5/31/2002                  $11,790                              $12,263
6/30/2002                  $11,844                              $12,362
7/31/2002                  $11,894                              $12,488
8/31/2002                  $11,878                              $12,521
9/30/2002                  $11,951                              $12,605
10/31/2002                 $11,999                              $12,637
11/30/2002                 $11,998                              $12,612
12/31/2002                 $12,024                              $12,712
1/31/2003                  $12,031                              $12,718
2/28/2003                  $12,068                              $12,762
3/31/2003                  $12,104                              $12,787
4/30/2003                  $12,125                              $12,809
5/31/2003                  $12,157                              $12,844
6/30/2003                  $12,151                              $12,867
7/31/2003                  $12,092                              $12,820
8/31/2003                  $12,082                              $12,831
9/30/2003                  $12,144                              $12,925
10/31/2003                 $12,120                              $12,889
11/30/2003                 $12,136                              $12,889
12/31/2003                 $12,171                              $12,953
1/31/2004                  $12,203                              $12,977
2/29/2004                  $12,234                              $13,030
3/31/2004                  $12,282                              $13,059
4/30/2004                  $12,232                              $12,968
5/31/2004                  $12,231                              $12,959
6/30/2004                  $12,237                              $12,955
7/31/2004                  $12,294                              $12,998
8/31/2004                  $12,324                              $13,074
9/30/2004                  $12,340                              $13,064
10/31/2004                 $12,354                              $13,100
11/30/2004                 $12,359                              $13,049
12/31/2004                 $12,389                              $13,071
1/31/2005                  $12,406                              $13,074
2/28/2005                  $12,452                              $13,057
3/31/2005                  $12,456                              $13,059
4/30/2005                  $12,488                              $13,126
5/31/2005                  $12,523                              $13,172
6/30/2005                  $12,543                              $13,196
7/31/2005                  $12,521                              $13,176
8/31/2005                  $12,587                              $13,249
9/30/2005                  $12,583                              $13,228
10/31/2005                 $12,579                              $13,234
11/30/2005                 $12,619                              $13,275
12/31/2005                 $12,645                              $13,324
1/31/2006                  $12,673                              $13,353
2/28/2006                  $12,717                              $13,374
3/31/2006                  $12,747                              $13,398
4/30/2006                  $12,759                              $13,444
5/31/2006                  $12,794                              $13,470
6/30/2006                  $12,826                              $13,498
7/31/2006                  $12,902                              $13,589
8/31/2006                  $12,965                              $13,674
9/30/2006                  $13,013                              $13,741
10/31/2006                 $13,051                              $13,798
11/30/2006                 $13,134                              $13,863
12/31/2006                 $13,169                              $13,881
1/31/2007                  $13,212                              $13,918
2/28/2007                  $13,268                              $14,013
3/31/2007                  $13,321                              $14,066
4/30/2007                  $13,393                              $14,114
5/31/2007                  $13,403                              $14,124
6/30/2007                  $13,458                              $14,188
7/31/2007                  $13,502                              $14,290
8/31/2007                  $13,558                              $14,412
9/30/2007                  $13,657                              $14,510
10/31/2007                 $13,702                              $14,566
11/30/2007                 $13,790                              $14,760
12/31/2007                 $13,831                              $14,803
1/31/2008                  $13,948                              $15,030
2/29/2008                  $14,000                              $15,158
3/31/2008                  $14,035                              $15,194
4/30/2008                  $14,054                              $15,107
5/31/2008                  $14,067                              $15,078
6/30/2008                  $14,114                              $15,117
7/31/2008                  $14,143                              $15,170
8/31/2008                  $14,199                              $15,225
9/30/2008                  $14,242                              $15,294
10/31/2008                 $14,251                              $15,393

AVERAGE ANNUAL TOTAL RETURN

CLASS C           10/31/08
-------           --------
1-Year              +2.64%
5-Year              +2.90%
Since Inception
   (7/1/03)         +2.63%

                               (PERFORMANCE GRAPH)

CLASS C (7/1/03-10/31/08)

             FRANKLIN ADJUSTABLE U.S. GOVERNMENT   BARCLAYS CAPITAL U.S. GOVERNMENT
DATE              SECURITIES FUND - CLASS C                1-2 YEAR INDEX
----------   -----------------------------------   --------------------------------
7/1/2003                   $10,000                              $10,000
7/31/2003                  $ 9,946                              $ 9,963
8/31/2003                  $ 9,924                              $ 9,972
9/30/2003                  $ 9,981                              $10,045
10/31/2003                 $ 9,958                              $10,017
11/30/2003                 $ 9,958                              $10,017
12/31/2003                 $ 9,993                              $10,067
1/31/2004                  $10,005                              $10,085
2/29/2004                  $10,028                              $10,127
3/31/2004                  $10,063                              $10,149
4/30/2004                  $10,030                              $10,078
5/31/2004                  $10,015                              $10,071
6/30/2004                  $10,027                              $10,068
7/31/2004                  $10,059                              $10,102
8/31/2004                  $10,091                              $10,160
9/30/2004                  $10,101                              $10,153
10/31/2004                 $10,098                              $10,181
11/30/2004                 $10,110                              $10,141
12/31/2004                 $10,131                              $10,159
1/31/2005                  $10,141                              $10,161
2/28/2005                  $10,176                              $10,148
3/31/2005                  $10,176                              $10,149
4/30/2005                  $10,187                              $10,201
5/31/2005                  $10,212                              $10,237
6/30/2005                  $10,226                              $10,256
7/31/2005                  $10,205                              $10,240
8/31/2005                  $10,256                              $10,296
9/30/2005                  $10,249                              $10,280
10/31/2005                 $10,243                              $10,285
11/30/2005                 $10,272                              $10,317
12/31/2005                 $10,301                              $10,355
1/31/2006                  $10,321                              $10,377
2/28/2006                  $10,342                              $10,394
3/31/2006                  $10,363                              $10,412
4/30/2006                  $10,382                              $10,449
5/31/2006                  $10,406                              $10,469
6/30/2006                  $10,418                              $10,490
7/31/2006                  $10,476                              $10,561
8/31/2006                  $10,524                              $10,627
9/30/2006                  $10,559                              $10,679
10/31/2006                 $10,599                              $10,723
11/30/2006                 $10,650                              $10,774
12/31/2006                 $10,687                              $10,788
1/31/2007                  $10,706                              $10,817
2/28/2007                  $10,748                              $10,890
3/31/2007                  $10,799                              $10,931
4/30/2007                  $10,842                              $10,969
5/31/2007                  $10,859                              $10,977
6/30/2007                  $10,888                              $11,027
7/31/2007                  $10,932                              $11,106
8/31/2007                  $10,973                              $11,201
9/30/2007                  $11,037                              $11,277
10/31/2007                 $11,082                              $11,320
11/30/2007                 $11,149                              $11,471
12/31/2007                 $11,166                              $11,504
1/31/2008                  $11,257                              $11,681
2/29/2008                  $11,295                              $11,780
3/31/2008                  $11,333                              $11,808
4/30/2008                  $11,331                              $11,741
5/31/2008                  $11,351                              $11,718
6/30/2008                  $11,385                              $11,748
7/31/2008                  $11,404                              $11,790
8/31/2008                  $11,433                              $11,832
9/30/2008                  $11,476                              $11,886
10/31/2008                 $11,486                              $11,963


                               12 | Annual Report

                               (PERFORMANCE GRAPH)

ADVISOR CLASS (11/1/98-10/31/08)(7)

             FRANKLIN ADJUSTABLE U.S. GOVERNMENT   BARCLAYS CAPITAL U.S. GOVERNMENT
DATE           SECURITIES FUND - ADVISOR CLASS              1-2 YEAR INDEX
----------   -----------------------------------   --------------------------------
11/1/1998                  $10,000                              $10,000
11/30/1998                 $ 9,985                              $ 9,996
12/31/1998                 $10,037                              $10,035
1/31/1999                  $10,089                              $10,072
2/28/1999                  $10,152                              $10,046
3/31/1999                  $10,182                              $10,112
4/30/1999                  $10,224                              $10,146
5/31/1999                  $10,254                              $10,150
6/30/1999                  $10,263                              $10,181
7/31/1999                  $10,293                              $10,218
8/31/1999                  $10,333                              $10,245
9/30/1999                  $10,373                              $10,306
10/31/1999                 $10,424                              $10,338
11/30/1999                 $10,454                              $10,361
12/31/1999                 $10,477                              $10,377
1/31/2000                  $10,529                              $10,386
2/29/2000                  $10,562                              $10,454
3/31/2000                  $10,618                              $10,510
4/30/2000                  $10,666                              $10,543
5/31/2000                  $10,692                              $10,584
6/30/2000                  $10,763                              $10,685
7/31/2000                  $10,824                              $10,751
8/31/2000                  $10,874                              $10,824
9/30/2000                  $10,948                              $10,901
10/31/2000                 $10,991                              $10,956
11/30/2000                 $11,072                              $11,051
12/31/2000                 $11,179                              $11,172
1/31/2001                  $11,248                              $11,314
2/28/2001                  $11,317                              $11,381
3/31/2001                  $11,411                              $11,470
4/30/2001                  $11,456                              $11,511
5/31/2001                  $11,527                              $11,579
6/30/2001                  $11,597                              $11,617
7/31/2001                  $11,656                              $11,736
8/31/2001                  $11,678                              $11,802
9/30/2001                  $11,757                              $11,974
10/31/2001                 $11,872                              $12,081
11/30/2001                 $11,892                              $12,069
12/31/2001                 $11,899                              $12,092
1/31/2002                  $11,932                              $12,110
2/28/2002                  $11,953                              $12,161
3/31/2002                  $11,989                              $12,093
4/30/2002                  $12,076                              $12,221
5/31/2002                  $12,067                              $12,263
6/30/2002                  $12,122                              $12,362
7/31/2002                  $12,174                              $12,488
8/31/2002                  $12,157                              $12,521
9/30/2002                  $12,232                              $12,605
10/31/2002                 $12,281                              $12,637
11/30/2002                 $12,280                              $12,612
12/31/2002                 $12,306                              $12,712
1/31/2003                  $12,314                              $12,718
2/28/2003                  $12,351                              $12,762
3/31/2003                  $12,388                              $12,787
4/30/2003                  $12,410                              $12,809
5/31/2003                  $12,443                              $12,844
6/30/2003                  $12,437                              $12,867
7/31/2003                  $12,376                              $12,820
8/31/2003                  $12,366                              $12,831
9/30/2003                  $12,429                              $12,925
10/31/2003                 $12,404                              $12,889
11/30/2003                 $12,422                              $12,889
12/31/2003                 $12,457                              $12,953
1/31/2004                  $12,490                              $12,977
2/29/2004                  $12,522                              $13,030
3/31/2004                  $12,571                              $13,059
4/30/2004                  $12,520                              $12,968
5/31/2004                  $12,519                              $12,959
6/30/2004                  $12,525                              $12,955
7/31/2004                  $12,583                              $12,998
8/31/2004                  $12,614                              $13,074
9/30/2004                  $12,630                              $13,064
10/31/2004                 $12,645                              $13,100
11/30/2004                 $12,650                              $13,049
12/31/2004                 $12,681                              $13,071
1/31/2005                  $12,698                              $13,074
2/28/2005                  $12,744                              $13,057
3/31/2005                  $12,749                              $13,059
4/30/2005                  $12,782                              $13,126
5/31/2005                  $12,817                              $13,172
6/30/2005                  $12,838                              $13,196
7/31/2005                  $12,815                              $13,176
8/31/2005                  $12,883                              $13,249
9/30/2005                  $12,879                              $13,228
10/31/2005                 $12,875                              $13,234
11/30/2005                 $12,916                              $13,275
12/31/2005                 $12,942                              $13,324
1/31/2006                  $12,971                              $13,353
2/28/2006                  $13,016                              $13,374
3/31/2006                  $13,046                              $13,398
4/30/2006                  $13,059                              $13,444
5/31/2006                  $13,094                              $13,470
6/30/2006                  $13,128                              $13,498
7/31/2006                  $13,206                              $13,589
8/31/2006                  $13,270                              $13,674
9/30/2006                  $13,319                              $13,741
10/31/2006                 $13,358                              $13,798
11/30/2006                 $13,442                              $13,863
12/31/2006                 $13,479                              $13,881
1/31/2007                  $13,522                              $13,918
2/28/2007                  $13,579                              $14,013
3/31/2007                  $13,634                              $14,066
4/30/2007                  $13,707                              $14,114
5/31/2007                  $13,718                              $14,124
6/30/2007                  $13,775                              $14,188
7/31/2007                  $13,820                              $14,290
8/31/2007                  $13,877                              $14,412
9/30/2007                  $13,978                              $14,510
10/31/2007                 $14,024                              $14,566
11/30/2007                 $14,114                              $14,760
12/31/2007                 $14,156                              $14,803
1/31/2008                  $14,276                              $15,030
2/29/2008                  $14,329                              $15,158
3/31/2008                  $14,365                              $15,194
4/30/2008                  $14,384                              $15,107
5/31/2008                  $14,414                              $15,078
6/30/2008                  $14,465                              $15,117
7/31/2008                  $14,498                              $15,170
8/31/2008                  $14,558                              $15,225
9/30/2008                  $14,605                              $15,294
10/31/2008                 $14,619                              $15,393

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)   10/31/08
----------------   --------
1-Year              +4.29%
5-Year              +3.35%
10-Year             +3.87%

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/08.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was +1.64%.

8. Source: (C) 2008 Morningstar. The BC U.S. Government Index: 1-2 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, two years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible.


                               Annual Report | 13

Your Fund's Expenses

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,014.50              $4.51
Hypothetical (5% return before expenses)         $1,000           $1,020.66              $4.52

CLASS C
Actual                                           $1,000           $1,013.60              $6.53
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.55

ADVISOR CLASS
Actual (5/15/08-10/31/08)                        $1,000           $1,016.40              $3.23
Hypothetical (5% return before expenses)         $1,000           $1,021.92              $3.25

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%; C: 1.29%; and Advisor: 0.65%;), multiplied by the average account value over the period, multiplied by 184/366 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 170/366 to reflect the number of days since inception.


                               Annual Report | 15

Franklin Floating Rate Daily Access Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN

Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 10/31/08

(PIE CHART)

Senior Floating Rate Interests .............   86.3%
Short-Term Investments & Other Net Assets ..   13.7%

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Floating Rate Daily Access Fund - Class A had a -17.75% cumulative total return for the 12 months under review. The Fund performed better than its benchmark, the Credit Suisse (CS) Leveraged Loan Index, which had a -20.33% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 22.

1. Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 66.


                               16 | Annual Report

SYNDICATED BANK LOAN MARKET OVERVIEW

During the 12-month reporting period, the Federal Reserve Board aggressively cut the federal funds target rate by a total of 350 basis points, from 4.50% to 1.00%, including a 50 basis-point inter-meeting cut on October 8 as part of a global coordinated effort to restore confidence in financial markets, and another 50 basis-point cut as part of its regular meeting later in the month. Despite the significant reduction in the federal funds target rate during the Fund's fiscal year, the three-month LIBOR declined only 186 basis points, from 4.89% to 3.03%, as banks became reluctant to lend to one another. The 10-year Treasury bond yield fell from 4.48% to 4.01% over the same period.

The bank loan market experienced the worst one-year period in its history, with a horrendous six-week period after Lehman Brothers went bankrupt in September and credit markets froze. What began with the subprime mortgage market collapse in July 2007 led to a repricing of risk in credit markets by September 2008, which then became a major global liquidity and credit crisis. The loan asset class experienced significantly increased volatility, with only a few pockets of strength in a mostly weak market. From mid-September, yield spreads widened to unprecedented levels and priced in significantly higher default rates going forward, mostly due to a severe technical imbalance that resulted from deleveraging by many accounts.

At the beginning of the period, average secondary loan prices were about 96 cents on the dollar, remained volatile throughout the year, and fell to 87 cents in mid-September.(1) Since the Lehman Brothers bankruptcy, however, leveraged investors such as hedge funds were faced with redemptions, and other leveraged investment vehicles contended with market price triggers that forced them to sell loans, causing severe technical pressure. Subsequently, some mutual funds also sold loans to meet redemptions. As a result, loan prices plummeted to an all-time low of 66 cents on the dollar on October 15, before edging up slightly to end the period near 71 cents.(2, 3) During the last six weeks of the reporting period, secondary loan prices fell 18%, which was far worse than the volatile period in February when secondary loan prices fell to 86 cents, a previous low.(2, 3)

As measured by the CS Leveraged Loan Index, the loan market experienced its worst two monthly declines since the index's inception in 1992. In September, the index had a -4.93% return, while October's return was -13.03%.(1) To put this in historical perspective, the previous two worst monthly returns for the CS Leveraged Loan Index were in September and October 2001 during the last recession when the index had returns of -1.91% and -1.57%.(1)

(2.) Source: S&P Leveraged Commentary & Data.

(3.) Source: Standard & Poor's. The S&P/LSTA Leveraged Loan Index covers more than 1,000 U.S. loan facilities and reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

WHAT ARE SYNDICATED BANK LOANS?

Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London Interbank Offered Rate.


                               Annual Report | 17

As a result of the record decline in secondary loan prices, the average discounted loan spread, as measured by the Standard & Poor's (S&P)/Loan Syndications and Trading Association (LSTA) Leveraged Loan Index, widened to approximately LIBOR plus 1,700 basis points (based on a three-year discount margin), far past any historical spreads in the past 10 years.(3) This suggested that the market priced in significantly higher default rates of 25%-40%, depending on recovery assumptions, and was in sharp contrast to the actual historical average 3.6% default rate (by number of issuers) during the period.(3) In the last economic downturn, the default rate peaked at 8% in 2000.(2, 3) Recently, loan defaults have generally been from smaller issuers, so the default rate by principal amount was less than 2%.(2, 3)

Although defaults remained near historical averages, amendment activity increased throughout the Fund's fiscal year, which often has been a precursor for higher default rates. Through mid-September, there were 80 covenant-relief amendments, which represented 7.1% of the overall market.(2) Issuers who sought covenant relief paid considerably higher average yields and fees to compensate lenders.

Thus far in 2008, overall new-issue volume was down significantly. For the 10 months through October, institutional new-issue volume was $67.8 billion, down 81% year-over-year.(2) Nevertheless, the market remained open to selective issuers. Overall, transactions had better pricing and structure, more favorable leverage ratios, higher equity contribution from sponsors for buyouts, and tighter financial covenants, all of which created opportunities for investors. As a result, secondary loan prices held up relatively well for many of the transactions completed in 2008.

INVESTMENT STRATEGY

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.


                               18 | Annual Report

MANAGER'S DISCUSSION

During the 12 months under review, the Fund performed better than the CS Leveraged Loan Index mainly due to our individual loan selection and higher credit quality focus, as BB-rated loans performed better than B-rated loans. Our lack of exposure to second-lien loans supported the Fund's relative performance, which was slightly offset by some of our industry weightings.

From an industry perspective, an underweighted position in wireless communications had a negative impact on relative Fund performance, as a large merger and acquisition transaction between Verizon and Alltel Communications boosted industry valuations. An overweighted position in the broadcasting industry also detracted from relative results. Unfavorable advertising trends negatively affected broadcasting companies, especially those with a higher ratio of national compared to local advertising revenues, as did competition from new media.

The Fund's relative performance benefited from an underweighted position in the retail industry. We avoided many of the highly leveraged retail loans structured with few maintenance covenants, and such loans fell out of favor during the period as consumer spending declined. In the cable and wireless video industry, an overweighted position contributed to relative results, as many such companies have a steady customer base and stable cash flow.

The Fund's credit selection process helped us avoid many problem issues. Additionally, our credit monitoring process helped us sell a number of positions early, before some of them either experienced credit deterioration or defaulted, which helped relative performance. In fact, over the past four years, the Fund has not held any loans that have defaulted.

We continued to position the Fund defensively, with a focus on higher credit quality loans, and companies we believed had adequate liquidity to withstand this tight credit market and weak economy, while holding on to some names that have been beaten up and offer tremendous upside.

From the beginning of the reporting period through mid-September, we found what we believed were attractive opportunities in the new-issue market, which generally offered a better risk/reward profile. We also added to relatively defensive industries such as health care and food. With the decline in loan prices to all-time lows and discounted spreads at all-time wides, we believe attractive long-term opportunities remain and have selectively added to positions more recently in the secondary market.

TOP 10 HOLDINGS

Franklin Floating Rate Daily Access Fund 10/31/08

                                                  % OF TOTAL
COMPANY SECTOR/INDUSTRY                           NET ASSETS
-----------------------------------------------   ----------
HCA Inc.                                             1.3%
   HEALTH CARE FACILITIES
DaVita Inc.                                          1.3%
   HEALTH CARE SERVICES
Community Health Systems Inc.                        1.3%
   HEALTH CARE FACILITIES
Idearc Inc.                                          1.3%
   PUBLISHING
NRG Energy Inc.                                      1.2%
   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Georgia-Pacific LLC                                  1.2%
   PAPER PRODUCTS
Oshkosh Truck Corp.                                  1.1%
   CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
CSC Holdings Inc. (Cablevision)                      1.1%
   CABLE & SATELLITE
Univision Communications Inc.                        1.1%
   BROADCASTING
Regal Cinemas Corp.                                  1.0%
   MOVIES & ENTERTAINMENT


                               Annual Report | 19

DIVIDEND DISTRIBUTIONS*

Franklin Floating Rate Daily Access Fund 11/1/07-10/31/08

                                  DIVIDEND PER SHARE
            -------------------------------------------------------------
  MONTH        CLASS A         CLASS B         CLASS C      ADVISOR CLASS
---------   -------------   -------------   -------------   -------------
November     4.7934 cents    4.1996 cents    4.4762 cents    5.0019 cents
December     5.1500 cents    4.5764 cents    4.8230 cents    5.3566 cents
January      5.0468 cents    4.4548 cents    4.7314 cents    5.2533 cents
February     4.2778 cents    3.7416 cents    3.9895 cents    4.4551 cents
March        4.1567 cents    3.5912 cents    3.8489 cents    4.3468 cents
April        3.3567 cents    2.7797 cents    3.0985 cents    3.5451 cents
May          3.1419 cents    2.5776 cents    2.8355 cents    3.3360 cents
June         3.2229 cents    2.6440 cents    2.9123 cents    3.4332 cents
July         3.3980 cents    2.7695 cents    3.1396 cents    3.5932 cents
August       3.1667 cents    2.6029 cents    2.8791 cents    3.3423 cents
September    3.6145 cents    3.0011 cents    3.3089 cents    3.8168 cents
October      4.3206 cents    3.8105 cents    4.0604 cents    4.4902 cents
            -------------   -------------   -------------   -------------
TOTAL       47.6460 CENTS   40.7489 CENTS   44.1033 CENTS   49.9705 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

In the health care industry, we invested in the loan that financed Fresenius SE's acquisition of APP Pharmaceuticals, which makes injectable drugs for use in hospitals and care facilities. We also invested in the loan to finance the Invitrogen and Applied Biosystems merger, which would combine the industry's leading consumables provider with the leading systems provider to create a global leader in biotechnology reagents and systems. We invested in these loan transactions based on the companies' stable cash flow generation and defensive product offerings amid a slowing economy.

We also invested in the loan that funded the merger of The Wm. Wrigley Jr. Company and Mars. Wrigley, well known for its chewing gum, is the world's largest manufacturer and marketer of quality confectionery products. We invested in this loan primarily due to Wrigley's strong market position, historical operating performance and cash flow generation. Given Wrigley's brand strength, diverse product offering and geographic footprint, combined with strong ownership, we believed the company was well positioned to weather an economic downturn.


                               20 | Annual Report

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

(PHOTO OF RICHARD S. HSU)


/s/ Richard S. Hsu
Richard S. Hsu, CFA

(PHOTO OF MADELINE LAM)


/s/ Madeline Lam
Madeline Lam

Portfolio Management Team
Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 21

Performance Summary as of 10/31/08

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FAFRX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$2.15     $7.66      $9.81
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.476460

CLASS B (SYMBOL: FBFRX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$2.14     $7.66      $9.80
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.407489

CLASS C (SYMBOL: FCFRX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$2.14     $7.67      $9.81
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.441033

ADVISOR CLASS (SYMBOL: FDAAX)                  CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$2.15     $7.66      $9.81
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.499705


                               22 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------------------------------           ------   ------   ------------------
Cumulative Total Return(1)                      -17.75%   -2.41%        +9.65%
Average Annual Total Return(2)                  -19.64%   -0.94%        +0.93%
Avg. Ann. Total Return (9/30/08)(3)              -7.25%   +1.89%        +2.80%
   Distribution Rate(4)                  6.51%
   30-Day Standardized Yield(5)         10.69%
   Total Annual Operating Expenses(6)    0.95%

CLASS B                                         1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------------------------------           ------   ------   ------------------
Cumulative Total Return(1)                      -18.28%   -5.79%        +4.10%
Average Annual Total Return(2)                  -21.41%   -1.51%        +0.54%
Avg. Ann. Total Return (9/30/08)(3)              -9.48%   +1.29%        +2.39%
   Distribution Rate(4)                  5.88%
   30-Day Standardized Yield(5)         10.13%
   Total Annual Operating Expenses(6)    1.67%

CLASS C                                         1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------------------------------           ------   ------   ------------------
Cumulative Total Return(1)                      -17.96%   -4.20%        +6.66%
Average Annual Total Return(2)                  -18.74%   -0.86%        +0.86%
Avg. Ann. Total Return (9/30/08)(3)              -6.43%   +1.95%        +2.72%
   Distribution Rate(4)                  6.25%
   30-Day Standardized Yield(5)         10.51%
   Total Annual Operating Expenses(6)    1.35%

ADVISOR CLASS                                   1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------------------------------           ------   ------   ------------------
Cumulative Total Return(1)                      -17.54%   -1.27%       +11.71%
Average Annual Total Return(2)                  -17.54%   -0.26%        +1.49%
Avg. Ann. Total Return (9/30/08)(3)              -4.83%   +2.60%        +3.37%
   Distribution Rate(4)                  6.92%
   30-Day Standardized Yield(5)         11.20%
   Total Annual Operating Expenses(6)    0.70%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 23

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

                               (PERFORMANCE GRAPH)

CLASS A                    10/31/08
------------------------   --------
1-Year                      -19.64%
5-Year                       -0.94%
Since Inception (5/1/01)     +0.93%

                   FRANKLIN FLOATING RATE DAILY    CREDIT SUISSE LEVERAGED    CS Leveraged Loan Index TR
     DATE              ACCESS FUND - CLASS A              LOAN INDEX               (%Total Return)
----------------   -----------------------------   ------------------------   --------------------------
    5/1/2001                   $ 9,775                       $10,000
   5/31/2001                   $ 9,896                       $10,120                    1.19742900%
   6/30/2001                   $ 9,951                       $10,132                    0.11983100%
   7/31/2001                   $10,022                       $10,158                    0.25500400%
   8/31/2001                   $10,072                       $10,239                    0.80289700%
   9/30/2001                   $10,025                       $10,043                   -1.91334100%
  10/31/2001                   $10,015                       $ 9,886                   -1.56500700%
  11/30/2001                   $10,107                       $10,042                    1.57687800%
  12/31/2001                   $10,181                       $10,146                    1.03681500%
   1/31/2002                   $10,261                       $10,202                    0.54726200%
   2/28/2002                   $10,255                       $10,163                   -0.38028300%
   3/31/2002                   $10,333                       $10,281                    1.15863100%
   4/30/2002                   $10,395                       $10,391                    1.07062900%
   5/31/2002                   $10,443                       $10,384                   -0.06845600%
   6/30/2002                   $10,416                       $10,227                   -1.50513000%
   7/31/2002                   $10,279                       $10,072                   -1.51828800%
   8/31/2002                   $10,252                       $10,043                   -0.28868900%
   9/30/2002                   $10,259                       $10,065                    0.21502500%
  10/31/2002                   $10,202                       $ 9,930                   -1.34068400%
  11/30/2002                   $10,271                       $10,100                    1.71915300%
  12/31/2002                   $10,382                       $10,259                    1.57397800%
   1/31/2003                   $10,440                       $10,398                    1.35345000%
   2/28/2003                   $10,485                       $10,452                    0.52024300%
   3/31/2003                   $10,533                       $10,486                    0.32284100%
   4/30/2003                   $10,612                       $10,634                    1.41165800%
   5/31/2003                   $10,692                       $10,777                    1.34020900%
   6/30/2003                   $10,783                       $10,929                    1.41273200%
   7/31/2003                   $10,830                       $11,003                    0.68311400%
   8/31/2003                   $10,868                       $11,027                    0.21371500%
   9/30/2003                   $10,922                       $11,138                    1.00303600%
  10/31/2003                   $10,984                       $11,238                    0.89835700%
  11/30/2003                   $11,023                       $11,319                    0.72772000%
  12/31/2003                   $11,065                       $11,389                    0.61800900%
   1/31/2004                   $11,115                       $11,508                    1.04228500%
   2/29/2004                   $11,150                       $11,544                    0.30810800%
   3/31/2004                   $11,188                       $11,591                    0.41258300%
   4/30/2004                   $11,225                       $11,644                    0.45953200%
   5/31/2004                   $11,225                       $11,671                    0.22428300%
   6/30/2004                   $11,282                       $11,745                    0.64040800%
   7/31/2004                   $11,316                       $11,786                    0.34425100%
   8/31/2004                   $11,332                       $11,804                    0.15763100%
   9/30/2004                   $11,358                       $11,849                    0.37907300%
  10/31/2004                   $11,408                       $11,908                    0.49523500%
  11/30/2004                   $11,439                       $11,973                    0.54581800%
  12/31/2004                   $11,472                       $12,028                    0.45835400%
   1/31/2005                   $11,508                       $12,090                    0.51741500%
   2/28/2005                   $11,565                       $12,160                    0.58200900%
   3/31/2005                   $11,603                       $12,222                    0.51041900%
   4/30/2005                   $11,606                       $12,232                    0.08221300%
   5/31/2005                   $11,614                       $12,243                    0.08456600%
   6/30/2005                   $11,678                       $12,325                    0.66965400%
   7/31/2005                   $11,743                       $12,421                    0.78062700%
   8/31/2005                   $11,792                       $12,507                    0.69611200%
   9/30/2005                   $11,838                       $12,566                    0.47005600%
  10/31/2005                   $11,865                       $12,606                    0.32011600%
  11/30/2005                   $11,903                       $12,648                    0.33089100%
  12/31/2005                   $11,954                       $12,712                    0.50322200%
   1/31/2006                   $12,048                       $12,795                    0.65546900%
   2/28/2006                   $12,112                       $12,884                    0.69808500%
   3/31/2006                   $12,159                       $12,979                    0.73716300%
   4/30/2006                   $12,216                       $13,041                    0.47822700%
   5/31/2006                   $12,234                       $13,092                    0.38975100%
   6/30/2006                   $12,272                       $13,146                    0.40951000%
   7/31/2006                   $12,327                       $13,214                    0.51697600%
   8/31/2006                   $12,395                       $13,303                    0.67549900%
   9/30/2006                   $12,447                       $13,375                    0.54461900%
  10/31/2006                   $12,529                       $13,467                    0.68469500%
  11/30/2006                   $12,608                       $13,540                    0.54415800%
  12/31/2006                   $12,673                       $13,645                    0.77222500%
   1/31/2007                   $12,761                       $13,760                    0.84324300%
   2/28/2007                   $12,849                       $13,861                    0.73508800%
   3/31/2007                   $12,902                       $13,928                    0.48406100%
   4/30/2007                   $12,971                       $14,005                    0.55141100%
   5/31/2007                   $13,054                       $14,093                    0.63147800%
   6/30/2007                   $13,068                       $14,138                    0.31267900%
   7/31/2007                   $12,803                       $13,668                   -3.32462400%
   8/31/2007                   $12,732                       $13,702                    0.25138000%
   9/30/2007                   $12,929                       $13,920                    1.59446700%
  10/31/2007                   $13,033                       $14,028                    0.77153900%
  11/30/2007                   $12,910                       $13,860                   -1.19543300%
  12/31/2007                   $12,899                       $13,902                    0.30091300%
   1/31/2008                   $12,631                       $13,471                   -3.09509100%
   2/29/2008                   $12,325                       $13,150                   -2.38599900%
   3/31/2008                   $12,422                       $13,104                   -0.35219800%
   4/30/2008                   $12,822                       $13,537                    3.30541700%
   5/31/2008                   $12,946                       $13,637                    0.74155500%
   6/30/2008                   $12,977                       $13,658                    0.15224100%
   7/31/2008                   $12,900                       $13,525                   -0.97344500%
   8/31/2008                   $12,902                       $13,517                   -0.05782500%
   9/30/2008                   $12,273                       $12,851                   -4.92758300%
  10/31/2008                   $10,718                       $11,176                  -13.03377700%

AVERAGE ANNUAL TOTAL RETURN

                               (PERFORMANCE GRAPH)

CLASS B                    10/31/08
------------------------   --------
1-Year                      -21.41%
5-Year                       -1.51%
Since Inception (5/1/01)     +0.54%

                   FRANKLIN FLOATING RATE DAILY    CREDIT SUISSE LEVERAGED    CS Leveraged Loan Index TR
     DATE              ACCESS FUND - CLASS B              LOAN INDEX               (%Total Return)
----------------   -----------------------------   ------------------------   --------------------------
    5/1/2001                   $10,000                       $10,000
   5/31/2001                   $10,118                       $10,120                    1.19742900%
   6/30/2001                   $10,168                       $10,132                    0.11983100%
   7/31/2001                   $10,243                       $10,158                    0.25500400%
   8/31/2001                   $10,288                       $10,239                    0.80289700%
   9/30/2001                   $10,234                       $10,043                   -1.91334100%
  10/31/2001                   $10,208                       $ 9,886                   -1.56500700%
  11/30/2001                   $10,307                       $10,042                    1.57687800%
  12/31/2001                   $10,365                       $10,146                    1.03681500%
   1/31/2002                   $10,452                       $10,202                    0.54726200%
   2/28/2002                   $10,430                       $10,163                   -0.38028300%
   3/31/2002                   $10,508                       $10,281                    1.15863100%
   4/30/2002                   $10,569                       $10,391                    1.07062900%
   5/31/2002                   $10,604                       $10,384                   -0.06845600%
   6/30/2002                   $10,583                       $10,227                   -1.50513000%
   7/31/2002                   $10,438                       $10,072                   -1.51828800%
   8/31/2002                   $10,406                       $10,043                   -0.28868900%
   9/30/2002                   $10,397                       $10,065                    0.21502500%
  10/31/2002                   $10,334                       $ 9,930                   -1.34068400%
  11/30/2002                   $10,409                       $10,100                    1.71915300%
  12/31/2002                   $10,505                       $10,259                    1.57397800%
   1/31/2003                   $10,558                       $10,398                    1.35345000%
   2/28/2003                   $10,598                       $10,452                    0.52024300%
   3/31/2003                   $10,650                       $10,486                    0.32284100%
   4/30/2003                   $10,724                       $10,634                    1.41165800%
   5/31/2003                   $10,788                       $10,777                    1.34020900%
   6/30/2003                   $10,874                       $10,929                    1.41273200%
   7/31/2003                   $10,925                       $11,003                    0.68311400%
   8/31/2003                   $10,948                       $11,027                    0.21371500%
   9/30/2003                   $10,995                       $11,138                    1.00303600%
  10/31/2003                   $11,050                       $11,238                    0.89835700%
  11/30/2003                   $11,085                       $11,319                    0.72772000%
  12/31/2003                   $11,120                       $11,389                    0.61800900%
   1/31/2004                   $11,174                       $11,508                    1.04228500%
   2/29/2004                   $11,192                       $11,544                    0.30810800%
   3/31/2004                   $11,223                       $11,591                    0.41258300%
   4/30/2004                   $11,253                       $11,644                    0.45953200%
   5/31/2004                   $11,259                       $11,671                    0.22428300%
   6/30/2004                   $11,297                       $11,745                    0.64040800%
   7/31/2004                   $11,325                       $11,786                    0.34425100%
   8/31/2004                   $11,334                       $11,804                    0.15763100%
   9/30/2004                   $11,353                       $11,849                    0.37907300%
  10/31/2004                   $11,398                       $11,908                    0.49523500%
  11/30/2004                   $11,421                       $11,973                    0.54581800%
  12/31/2004                   $11,447                       $12,028                    0.45835400%
   1/31/2005                   $11,476                       $12,090                    0.51741500%
   2/28/2005                   $11,526                       $12,160                    0.58200900%
   3/31/2005                   $11,558                       $12,222                    0.51041900%
   4/30/2005                   $11,553                       $12,232                    0.08221300%
   5/31/2005                   $11,554                       $12,243                    0.08456600%
   6/30/2005                   $11,611                       $12,325                    0.66965400%
   7/31/2005                   $11,669                       $12,421                    0.78062700%
   8/31/2005                   $11,710                       $12,507                    0.69611200%
   9/30/2005                   $11,749                       $12,566                    0.47005600%
  10/31/2005                   $11,768                       $12,606                    0.32011600%
  11/30/2005                   $11,798                       $12,648                    0.33089100%
  12/31/2005                   $11,842                       $12,712                    0.50322200%
   1/31/2006                   $11,928                       $12,795                    0.65546900%
   2/28/2006                   $11,996                       $12,884                    0.69808500%
   3/31/2006                   $12,024                       $12,979                    0.73716300%
   4/30/2006                   $12,073                       $13,041                    0.47822700%
   5/31/2006                   $12,083                       $13,092                    0.38975100%
   6/30/2006                   $12,125                       $13,146                    0.40951000%
   7/31/2006                   $12,171                       $13,214                    0.51697600%
   8/31/2006                   $12,231                       $13,303                    0.67549900%
   9/30/2006                   $12,275                       $13,375                    0.54461900%
  10/31/2006                   $12,348                       $13,467                    0.68469500%
  11/30/2006                   $12,407                       $13,540                    0.54415800%
  12/31/2006                   $12,477                       $13,645                    0.77222500%
   1/31/2007                   $12,555                       $13,760                    0.84324300%
   2/28/2007                   $12,622                       $13,861                    0.73508800%
   3/31/2007                   $12,666                       $13,928                    0.48406100%
   4/30/2007                   $12,726                       $14,005                    0.55141100%
   5/31/2007                   $12,799                       $14,093                    0.63147800%
   6/30/2007                   $12,818                       $14,138                    0.31267900%
   7/31/2007                   $12,538                       $13,668                   -3.32462400%
   8/31/2007                   $12,473                       $13,702                    0.25138000%
   9/30/2007                   $12,659                       $13,920                    1.59446700%
  10/31/2007                   $12,740                       $14,028                    0.77153900%
  11/30/2007                   $12,625                       $13,860                   -1.19543300%
  12/31/2007                   $12,594                       $13,902                    0.30091300%
   1/31/2008                   $12,337                       $13,471                   -3.09509100%
   2/29/2008                   $12,018                       $13,150                   -2.38599900%
   3/31/2008                   $12,105                       $13,104                   -0.35219800%
   4/30/2008                   $12,487                       $13,537                    3.30541700%
   5/31/2008                   $12,602                       $13,637                    0.74155500%
   6/30/2008                   $12,623                       $13,658                    0.15224100%
   7/31/2008                   $12,540                       $13,525                   -0.97344500%
   8/31/2008                   $12,535                       $13,517                   -0.05782500%
   9/30/2008                   $11,915                       $12,851                   -4.92758300%
  10/31/2008                   $10,410                       $11,176                  -13.03377700%


                               24 | Annual Report

CLASS C (5/1/01-10/31/08)

                               (PERFORMANCE GRAPH)

                   FRANKLIN FLOATING RATE DAILY    CREDIT SUISSE LEVERAGED    CS Leveraged Loan Index TR
     DATE              ACCESS FUND - CLASS C              LOAN INDEX                (%Total Return)
----------------   -----------------------------   ------------------------   --------------------------
    5/1/2001                   $10,000                       $10,000
   5/31/2001                   $10,120                       $10,120                   1.19742900%
   6/30/2001                   $10,173                       $10,132                   0.11983100%
   7/31/2001                   $10,252                       $10,158                   0.25500400%
   8/31/2001                   $10,299                       $10,239                   0.80289700%
   9/30/2001                   $10,238                       $10,043                  -1.91334100%
  10/31/2001                   $10,225                       $ 9,886                  -1.56500700%
  11/30/2001                   $10,326                       $10,042                   1.57687800%
  12/31/2001                   $10,388                       $10,146                   1.03681500%
   1/31/2002                   $10,476                       $10,202                   0.54726200%
   2/28/2002                   $10,456                       $10,163                  -0.38028300%
   3/31/2002                   $10,545                       $10,281                   1.15863100%
   4/30/2002                   $10,605                       $10,391                   1.07062900%
   5/31/2002                   $10,641                       $10,384                  -0.06845600%
   6/30/2002                   $10,610                       $10,227                  -1.50513000%
   7/31/2002                   $10,468                       $10,072                  -1.51828800%
   8/31/2002                   $10,449                       $10,043                  -0.28868900%
   9/30/2002                   $10,443                       $10,065                   0.21502500%
  10/31/2002                   $10,385                       $ 9,930                  -1.34068400%
  11/30/2002                   $10,452                       $10,100                   1.71915300%
  12/31/2002                   $10,564                       $10,259                   1.57397800%
   1/31/2003                   $10,621                       $10,398                   1.35345000%
   2/28/2003                   $10,664                       $10,452                   0.52024300%
   3/31/2003                   $10,709                       $10,486                   0.32284100%
   4/30/2003                   $10,781                       $10,634                   1.41165800%
   5/31/2003                   $10,858                       $10,777                   1.34020900%
   6/30/2003                   $10,947                       $10,929                   1.41273200%
   7/31/2003                   $10,991                       $11,003                   0.68311400%
   8/31/2003                   $11,027                       $11,027                   0.21371500%
   9/30/2003                   $11,077                       $11,138                   1.00303600%
  10/31/2003                   $11,135                       $11,238                   0.89835700%
  11/30/2003                   $11,171                       $11,319                   0.72772000%
  12/31/2003                   $11,209                       $11,389                   0.61800900%
   1/31/2004                   $11,255                       $11,508                   1.04228500%
   2/29/2004                   $11,287                       $11,544                   0.30810800%
   3/31/2004                   $11,321                       $11,591                   0.41258300%
   4/30/2004                   $11,355                       $11,644                   0.45953200%
   5/31/2004                   $11,352                       $11,671                   0.22428300%
   6/30/2004                   $11,405                       $11,745                   0.64040800%
   7/31/2004                   $11,436                       $11,786                   0.34425100%
   8/31/2004                   $11,447                       $11,804                   0.15763100%
   9/30/2004                   $11,470                       $11,849                   0.37907300%
  10/31/2004                   $11,517                       $11,908                   0.49523500%
  11/30/2004                   $11,544                       $11,973                   0.54581800%
  12/31/2004                   $11,574                       $12,028                   0.45835400%
   1/31/2005                   $11,607                       $12,090                   0.51741500%
   2/28/2005                   $11,660                       $12,160                   0.58200900%
   3/31/2005                   $11,694                       $12,222                   0.51041900%
   4/30/2005                   $11,693                       $12,232                   0.08221300%
   5/31/2005                   $11,697                       $12,243                   0.08456600%
   6/30/2005                   $11,758                       $12,325                   0.66965400%
   7/31/2005                   $11,820                       $12,421                   0.78062700%
   8/31/2005                   $11,865                       $12,507                   0.69611200%
   9/30/2005                   $11,908                       $12,566                   0.47005600%
  10/31/2005                   $11,931                       $12,606                   0.32011600%
  11/30/2005                   $11,965                       $12,648                   0.33089100%
  12/31/2005                   $12,013                       $12,712                   0.50322200%
   1/31/2006                   $12,104                       $12,795                   0.65546900%
   2/28/2006                   $12,177                       $12,884                   0.69808500%
   3/31/2006                   $12,208                       $12,979                   0.73716300%
   4/30/2006                   $12,261                       $13,041                   0.47822700%
   5/31/2006                   $12,275                       $13,092                   0.38975100%
   6/30/2006                   $12,322                       $13,146                   0.40951000%
   7/31/2006                   $12,372                       $13,214                   0.51697600%
   8/31/2006                   $12,436                       $13,303                   0.67549900%
   9/30/2006                   $12,484                       $13,375                   0.54461900%
  10/31/2006                   $12,562                       $13,467                   0.68469500%
  11/30/2006                   $12,625                       $13,540                   0.54415800%
  12/31/2006                   $12,698                       $13,645                   0.77222500%
   1/31/2007                   $12,782                       $13,760                   0.84324300%
   2/28/2007                   $12,853                       $13,861                   0.73508800%
   3/31/2007                   $12,902                       $13,928                   0.48406100%
   4/30/2007                   $12,967                       $14,005                   0.55141100%
   5/31/2007                   $13,045                       $14,093                   0.63147800%
   6/30/2007                   $13,068                       $14,138                   0.31267900%
   7/31/2007                   $12,786                       $13,668                  -3.32462400%
   8/31/2007                   $12,724                       $13,702                   0.25138000%
   9/30/2007                   $12,916                       $13,920                   1.59446700%
  10/31/2007                   $13,002                       $14,028                   0.77153900%
  11/30/2007                   $12,889                       $13,860                  -1.19543300%
  12/31/2007                   $12,860                       $13,902                   0.30091300%
   1/31/2008                   $12,602                       $13,471                  -3.09509100%
   2/29/2008                   $12,279                       $13,150                  -2.38599900%
   3/31/2008                   $12,372                       $13,104                  -0.35219800%
   4/30/2008                   $12,766                       $13,537                   3.30541700%
   5/31/2008                   $12,887                       $13,637                   0.74155500%
   6/30/2008                   $12,913                       $13,658                   0.15224100%
   7/31/2008                   $12,832                       $13,525                  -0.97344500%
   8/31/2008                   $12,831                       $13,517                  -0.05782500%
   9/30/2008                   $12,201                       $12,851                  -4.92758300%
  10/31/2008                   $10,666                       $11,176                 -13.03377700%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/08
------------------------   --------
1-Year                      -18.74%
5-Year                       -0.86%
Since Inception (5/1/01)     +0.86%

ADVISOR CLASS (5/1/01-10/31/08)

                              (PERFORMANCE GRAPH)

                   FRANKLIN FLOATING RATE DAILY    CREDIT SUISSE LEVERAGED    CS Leveraged Loan Index TR
      DATE          ACCESS FUND - ADVISOR CLASS           LOAN INDEX                (%Total Return)
----------------   -----------------------------   ------------------------   --------------------------
    5/1/2001                   $10,000                       $10,000
   5/31/2001                   $10,126                       $10,120                   1.19742900%
   6/30/2001                   $10,184                       $10,132                   0.11983100%
   7/31/2001                   $10,269                       $10,158                   0.25500400%
   8/31/2001                   $10,322                       $10,239                   0.80289700%
   9/30/2001                   $10,276                       $10,043                  -1.91334100%
  10/31/2001                   $10,258                       $ 9,886                  -1.56500700%
  11/30/2001                   $10,365                       $10,042                   1.57687800%
  12/31/2001                   $10,432                       $10,146                   1.03681500%
   1/31/2002                   $10,526                       $10,202                   0.54726200%
   2/28/2002                   $10,511                       $10,163                  -0.38028300%
   3/31/2002                   $10,604                       $10,281                   1.15863100%
   4/30/2002                   $10,670                       $10,391                   1.07062900%
   5/31/2002                   $10,711                       $10,384                  -0.06845600%
   6/30/2002                   $10,695                       $10,227                  -1.50513000%
   7/31/2002                   $10,557                       $10,072                  -1.51828800%
   8/31/2002                   $10,532                       $10,043                  -0.28868900%
   9/30/2002                   $10,530                       $10,065                   0.21502500%
  10/31/2002                   $10,485                       $ 9,930                  -1.34068400%
  11/30/2002                   $10,557                       $10,100                   1.71915300%
  12/31/2002                   $10,663                       $10,259                   1.57397800%
   1/31/2003                   $10,736                       $10,398                   1.35345000%
   2/28/2003                   $10,773                       $10,452                   0.52024300%
   3/31/2003                   $10,836                       $10,486                   0.32284100%
   4/30/2003                   $10,919                       $10,634                   1.41165800%
   5/31/2003                   $10,993                       $10,777                   1.34020900%
   6/30/2003                   $11,100                       $10,929                   1.41273200%
   7/31/2003                   $11,150                       $11,003                   0.68311400%
   8/31/2003                   $11,193                       $11,027                   0.21371500%
   9/30/2003                   $11,250                       $11,138                   1.00303600%
  10/31/2003                   $11,316                       $11,238                   0.89835700%
  11/30/2003                   $11,348                       $11,319                   0.72772000%
  12/31/2003                   $11,405                       $11,389                   0.61800900%
   1/31/2004                   $11,459                       $11,508                   1.04228500%
   2/29/2004                   $11,498                       $11,544                   0.30810800%
   3/31/2004                   $11,528                       $11,591                   0.41258300%
   4/30/2004                   $11,569                       $11,644                   0.45953200%
   5/31/2004                   $11,582                       $11,671                   0.22428300%
   6/30/2004                   $11,643                       $11,745                   0.64040800%
   7/31/2004                   $11,681                       $11,786                   0.34425100%
   8/31/2004                   $11,688                       $11,804                   0.15763100%
   9/30/2004                   $11,729                       $11,849                   0.37907300%
  10/31/2004                   $11,772                       $11,908                   0.49523500%
  11/30/2004                   $11,818                       $11,973                   0.54581800%
  12/31/2004                   $11,854                       $12,028                   0.45835400%
   1/31/2005                   $11,895                       $12,090                   0.51741500%
   2/28/2005                   $11,955                       $12,160                   0.58200900%
   3/31/2005                   $11,997                       $12,222                   0.51041900%
   4/30/2005                   $12,002                       $12,232                   0.08221300%
   5/31/2005                   $12,002                       $12,243                   0.08456600%
   6/30/2005                   $12,071                       $12,325                   0.66965400%
   7/31/2005                   $12,152                       $12,421                   0.78062700%
   8/31/2005                   $12,206                       $12,507                   0.69611200%
   9/30/2005                   $12,244                       $12,566                   0.47005600%
  10/31/2005                   $12,286                       $12,606                   0.32011600%
  11/30/2005                   $12,327                       $12,648                   0.33089100%
  12/31/2005                   $12,383                       $12,712                   0.50322200%
   1/31/2006                   $12,483                       $12,795                   0.65546900%
   2/28/2006                   $12,552                       $12,884                   0.69808500%
   3/31/2006                   $12,604                       $12,979                   0.73716300%
   4/30/2006                   $12,665                       $13,041                   0.47822700%
   5/31/2006                   $12,687                       $13,092                   0.38975100%
   6/30/2006                   $12,729                       $13,146                   0.40951000%
   7/31/2006                   $12,801                       $13,214                   0.51697600%
   8/31/2006                   $12,861                       $13,303                   0.67549900%
   9/30/2006                   $12,917                       $13,375                   0.54461900%
  10/31/2006                   $13,018                       $13,467                   0.68469500%
  11/30/2006                   $13,077                       $13,540                   0.54415800%
  12/31/2006                   $13,161                       $13,645                   0.77222500%
   1/31/2007                   $13,255                       $13,760                   0.84324300%
   2/28/2007                   $13,349                       $13,861                   0.73508800%
   3/31/2007                   $13,393                       $13,928                   0.48406100%
   4/30/2007                   $13,468                       $14,005                   0.55141100%
   5/31/2007                   $13,570                       $14,093                   0.63147800%
   6/30/2007                   $13,587                       $14,138                   0.31267900%
   7/31/2007                   $13,302                       $13,668                  -3.32462400%
   8/31/2007                   $13,231                       $13,702                   0.25138000%
   9/30/2007                   $13,438                       $13,920                   1.59446700%
  10/31/2007                   $13,549                       $14,028                   0.77153900%
  11/30/2007                   $13,425                       $13,860                  -1.19543300%
  12/31/2007                   $13,416                       $13,902                   0.30091300%
   1/31/2008                   $13,140                       $13,471                  -3.09509100%
   2/29/2008                   $12,824                       $13,150                  -2.38599900%
   3/31/2008                   $12,927                       $13,104                  -0.35219800%
   4/30/2008                   $13,346                       $13,537                   3.30541700%
   5/31/2008                   $13,465                       $13,637                   0.74155500%
   6/30/2008                   $13,514                       $13,658                   0.15224100%
   7/31/2008                   $13,436                       $13,525                  -0.97344500%
   8/31/2008                   $13,427                       $13,517                  -0.05782500%
   9/30/2008                   $12,789                       $12,851                  -4.92758300%
  10/31/2008                   $11,171                       $11,176                 -13.03377700%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              10/31/08
------------------------   --------
1-Year                      -17.54%
5-Year                       -0.26%
Since Inception (5/1/01)     +1.49%


                               Annual Report | 25

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CERTIFICATES OF DEPOSIT. THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE INTEREST EARNED ON FLOATING-RATE LOANS VARIES WITH CHANGES IN PREVAILING INTEREST RATES. THEREFORE, WHILE FLOATING-RATE LOANS OFFER HIGHER INTEREST INCOME WHEN INTEREST RATES RISE, THEY WILL ALSO GENERATE LESS INCOME WHEN INTEREST RATES DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/08.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market.


                               26 | Annual Report

Your Fund's Expenses

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                            $1,000          $  836.00              $4.29
Hypothetical (5% return before expenses)          $1,000          $1,020.46              $4.72

CLASS B
Actual                                            $1,000          $  833.70              $7.74
Hypothetical (5% return before expenses)          $1,000          $1,016.69              $8.52

CLASS C
Actual                                            $1,000          $  835.50              $6.04
Hypothetical (5% return before expenses)          $1,000          $1,018.55              $6.65

ADVISOR CLASS
Actual                                            $1,000          $  837.10              $3.09
Hypothetical (5% return before expenses)          $1,000          $1,021.77              $3.40

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.93%; B: 1.68%; C: 1.31%; and Advisor:
     0.67%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               28 | Annual Report

Franklin Low Duration Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Low Duration Total Return Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Low Duration Total Return Fund - Class A posted a +0.56% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate
Index: 1-3 Year Component, which returned +3.98% for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration.

1. Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index: 1-3 Year Component represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have a remaining maturity of one year up to, but not including, three years and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 79.


                               Annual Report | 29

PORTFOLIO BREAKDOWN

Franklin Low Duration Total Return Fund Based on Total Investments as of
10/31/08

                               (PERFORMANCE GRAPH)

U.S. Government & Agency Securities                    42.3%
Mortgage-Backed Securities                             22.3%
Corporate Bonds                                        16.7%
Asset-Backed & Commercial Mortgage-Backed Securities    6.5%
Foreign Government & Agency Securities                  3.1%
Convertible Bonds                                       0.2%
Convertible Preferred Stocks                            0.0%*
Preferred Stocks                                        0.0%*
Short-Term Investments                                  8.9%

*    Rounds to less than 0.1% of total investments.

DIVIDEND DISTRIBUTIONS*

Franklin Low Duration Total Return Fund Class A 11/1/07-10/31/08

                    DIVIDEND PER SHARE
            -------------------------------
MONTH          CLASS A      ADVISOR CLASS**
---------   -------------   ---------------
November     3.5422 cents          --
December     3.7148 cents          --
January      3.6491 cents          --
February     3.0590 cents          --
March        3.1479 cents          --
April        2.9287 cents          --
May          3.0786 cents     1.6559 cents
June         3.1204 cents     3.3312 cents
July         2.7514 cents     2.8134 cents
August       2.4739 cents     2.6801 cents
September    2.7345 cents     2.8989 cents
October      2.9417 cents     3.1520 cents
            -------------    -------------
TOTAL       37.1422 CENTS    16.5315 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 5/15/08, the Fund began offering Advisor Class shares. Please see the prospectus for details.

MANAGER'S DISCUSSION

During the reporting period, we remained committed to our investment strategy as we searched for new investments. We emphasized shorter-term and adjustable-rate securities as we sought to maintain a lower interest rate risk profile (duration) than longer-term, fixed-rate securities generally provide. We found international and mortgage-related markets attractive and were overweighted in these areas relative to the BC U.S. Aggregate Index: 1-3 Year Component.

During the fiscal year, the Fund's holdings in credit-related securities detracted from performance as credit spreads widened in investment grade, high yield and senior secured floating-rate sectors. In contrast, our non-U.S. dollar positions generally helped performance relative to its benchmark. We also found global fixed income markets attractive and held a diversified portfolio that included international bond and currency exposure. As we believed global growth, particularly in Asia, should outpace both U.S. and European growth rates, we sought opportunities where we thought we could take advantage of Asian currency strength and euro weakness.


                               30 | Annual Report

During the period, U.S. authorities seemed committed to stabilizing financial markets by providing capital and liquidity. The SEC and other regulators took steps to strengthen investor confidence and Congress approved a $700 billion plan to address illiquid assets held by financial institutions. Central banks around the world also took measures to provide additional liquidity to global financial markets. At period-end, we believed these combined policy responses were positive steps in the efforts to stabilize the financial market environment and should help set the stage for a credit market recovery.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA

Portfolio Management Team
Franklin Low Duration Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 31

Performance Summary as of 10/31/08

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLDAX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$0.31     $9.58      $9.89
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.371422

ADVISOR CLASS (SYMBOL: N/A)                    CHANGE   10/31/08   5/15/08
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$0.39     $9.59      $9.98
DISTRIBUTIONS (5/15/08-10/31/08)
Dividend Income                    $0.165315


                               32 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------------------------------------           ------   ------   --------------------
Cumulative Total Return(2)                      +0.56%   +10.15%        +11.01%
Average Annual Total Return(3)                  -1.73%    +2.51%         +2.09%
Avg. Ann. Total Return (9/30/08)(4)             -0.32%    +2.80%         +2.41%
   Distribution Rate(5)                 3.53%
   30-Day Standardized Yield(6)         3.57%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.44%
      With Waiver                       0.92%

ADVISOR CLASS(8)                                1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------------------------------------           ------   ------   --------------------
Cumulative Total Return(2)                      +0.76%   +10.37%        +11.24%
Average Annual Total Return(3)                  +0.76%    +3.34%         +2.73%
Avg. Ann. Total Return (9/30/08)(4)             +1.97%    +3.59%         +3.01%
   Distribution Rate(5)                 3.87%
   30-Day Standardized Yield(6)         3.90%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.19%
      With Waiver                       0.67%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER FOR EACH SHARE CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/09.


                               Annual Report | 33

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                      10/31/08
--------------------------   --------
1-Year                        -1.73%
3-Year                        +2.51%
Since Inception (11/17/04)    +2.09%

CLASS A (11/17/04-10/31/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN LOW DURATION TOTAL     BARCLAYS CAPITAL U.S.
   DATE         RETURN FUND - CLASS A      AGGREGATE 1-3 YEAR INDEX
----------   ---------------------------   ------------------------
11/17/2004             $ 9,775                      $10,000
11/30/2004             $ 9,763                      $ 9,981
12/31/2004             $ 9,776                      $10,006
1/31/2005              $ 9,781                      $10,005
2/28/2005              $ 9,775                      $ 9,988
3/31/2005              $ 9,753                      $ 9,979
4/30/2005              $ 9,799                      $10,038
5/31/2005              $ 9,826                      $10,081
6/30/2005              $ 9,844                      $10,104
7/31/2005              $ 9,821                      $10,078
8/31/2005              $ 9,882                      $10,143
9/30/2005              $ 9,861                      $10,119
10/31/2005             $ 9,851                      $10,115
11/30/2005             $ 9,869                      $10,148
12/31/2005             $ 9,898                      $10,188
1/31/2006              $ 9,939                      $10,208
2/28/2006              $ 9,947                      $10,221
3/31/2006              $ 9,958                      $10,233
4/30/2006              $ 9,996                      $10,268
5/31/2006              $10,006                      $10,282
6/30/2006              $10,004                      $10,302
7/31/2006              $10,076                      $10,382
8/31/2006              $10,141                      $10,459
9/30/2006              $10,185                      $10,515
10/31/2006             $10,244                      $10,560
11/30/2006             $10,309                      $10,622
12/31/2006             $10,319                      $10,629
1/31/2007              $10,335                      $10,654
2/28/2007              $10,387                      $10,741
3/31/2007              $10,454                      $10,784
4/30/2007              $10,525                      $10,825
5/31/2007              $10,523                      $10,817
6/30/2007              $10,528                      $10,862
7/31/2007              $10,546                      $10,946
8/31/2007              $10,595                      $11,027
9/30/2007              $10,749                      $11,109
10/31/2007             $10,790                      $11,163
11/30/2007             $10,894                      $11,303
12/31/2007             $10,924                      $11,344
1/31/2008              $11,052                      $11,531
2/29/2008              $11,130                      $11,609
3/31/2008              $11,154                      $11,618
4/30/2008              $11,120                      $11,587
5/31/2008              $11,098                      $11,580
6/30/2008              $11,088                      $11,596
7/31/2008              $11,097                      $11,626
8/31/2008              $11,091                      $11,676
9/30/2008              $10,964                      $11,602
10/31/2008             $10,852                      $11,607

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)             10/31/08
--------------------------   --------
1-Year                         +0.76%
3-Year                         +3.34%
Since Inception (11/17/04)     +2.73%

ADVISOR CLASS (11/17/04-10/31/08)(8)

                               (PERFORMANCE GRAPH)

             FRANKLIN LOW DURATION TOTAL     BARCLAYS CAPITAL U.S.
   DATE      RETURN FUND - ADVISOR CLASS   AGGREGATE 1-3 YEAR INDEX
----------   ---------------------------   ------------------------
11/17/2004              $10,000                       $10,000
11/30/2004              $ 9,988                       $ 9,981
12/31/2004              $10,001                       $10,006
1/31/2005               $10,006                       $10,005
2/28/2005               $10,000                       $ 9,988
3/31/2005               $ 9,977                       $ 9,979
4/30/2005               $10,024                       $10,038
5/31/2005               $10,053                       $10,081
6/30/2005               $10,071                       $10,104
7/31/2005               $10,047                       $10,078
8/31/2005               $10,110                       $10,143
9/30/2005               $10,088                       $10,119
10/31/2005              $10,077                       $10,115
11/30/2005              $10,096                       $10,148
12/31/2005              $10,126                       $10,188
1/31/2006               $10,168                       $10,208
2/28/2006               $10,176                       $10,221
3/31/2006               $10,187                       $10,233
4/30/2006               $10,226                       $10,268
5/31/2006               $10,237                       $10,282
6/30/2006               $10,234                       $10,302
7/31/2006               $10,308                       $10,382
8/31/2006               $10,374                       $10,459
9/30/2006               $10,419                       $10,515
10/31/2006              $10,480                       $10,560
11/30/2006              $10,546                       $10,622
12/31/2006              $10,557                       $10,629
1/31/2007               $10,572                       $10,654
2/28/2007               $10,626                       $10,741
3/31/2007               $10,695                       $10,784
4/30/2007               $10,767                       $10,825
5/31/2007               $10,765                       $10,817
6/30/2007               $10,770                       $10,862
7/31/2007               $10,788                       $10,946
8/31/2007               $10,838                       $11,027
9/30/2007               $10,996                       $11,109
10/31/2007              $11,038                       $11,163
11/30/2007              $11,145                       $11,303
12/31/2007              $11,175                       $11,344
1/31/2008               $11,306                       $11,531
2/29/2008               $11,386                       $11,609
3/31/2008               $11,410                       $11,618
4/30/2008               $11,375                       $11,587
5/31/2008               $11,365                       $11,580
6/30/2008               $11,346                       $11,596
7/31/2008               $11,355                       $11,626
8/31/2008               $11,352                       $11,676
9/30/2008               $11,212                       $11,602
10/31/2008              $11,124                       $11,607


                               34 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENTS IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, MAY INVOLVE A SMALL INVESTMENT RELATIVE TO THE AMOUNT OF RISK ASSUMED. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATION AND POLITICAL UNCERTAINTY. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.01% for Class A and 3.33% for Advisor Class.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was -2.28%.

(9.) Source: (C) 2008 Morningstar. The BC U.S. Aggregate Index: 1-3 Year
     Component represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have a remaining maturity of one year up to, but not including, three years and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


                               Annual Report | 35

Your Fund's Expenses

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% semiannual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000          $  975.80                $4.47
Hypothetical (5% return before expenses)         $1,000          $1,020.61                $4.57

ADVISOR CLASS
Actual (5/15/08-10/31/08)                        $1,000          $  977.20                $3.21
Hypothetical (5% return before expenses)         $1,000          $1,021.87                $3.30

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90% and Advisor:
     0.65%), multiplied by the average account value over the period, multiplied by 184/366 (Hypothetical for all share classes; Actual for Class A) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 170/366 to reflect the number of days since inception.


                               Annual Report | 37

Franklin Total Return Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Total Return Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Total Return Fund - Class A had a -8.79% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate Index, which returned +0.31%.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 43.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 90.


                               38 | Annual Report

PORTFOLIO BREAKDOWN

Franklin Total Return Fund
Based on Total Investments

SECTOR                                                 10/31/08   10/31/07
----------------------------------------------------   --------   --------
Mortgage-Backed Securities                               45.4%      33.8%
Corporate Bonds                                          26.1%      20.5%
Asset-Backed & Commercial Mortgage-Backed Securities     19.6%      19.8%
Foreign Government & Agency Securities                    3.7%       7.2%
Senior Floating Rate Interests                            2.7%       3.7%
U.S. Government & Agency Securities                       1.0%       3.5%
Convertible Bonds                                         0.4%       1.2%
Convertible Preferred Stocks                              0.0%*      0.3%
Credit-Linked Structured Notes                            0.0%*      0.1%
Short-Term Investments                                    1.1%       9.9%

*    Rounds to less than 0.1% of total investments.

MANAGER'S DISCUSSION

As a result of financial market turmoil, bond market returns were varied and the BC U.S. Aggregate Index, a proxy for broad-based U.S. fixed income performance, gained just 0.31% for the fiscal year.(2) U.S. Treasuries were the strongest performers during the reporting period as the BC U.S. Treasury Index rose +7.76%, while higher-quality agency and mortgage-backed securities (MBS) also fared relatively well, returning +4.72% and +4.61% as measured by the BC U.S. Agency Index and the BC U.S. MBS Index.(3)

Investment grade sectors showed signs of significant stress and the BC U.S. Credit Index, BC Asset-Backed Securities (ABS) Index and the BC Commercial MBS
(CMBS) Employee Retirement Income Security Act (ERISA)-Eligible

(2). Source: (C) 2008 Morningstar. See footnote 1 for a description of the BC U.S. Aggregate Index.

(3.) Source: (C) 2008 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more. The BC U.S. Agency Index is the U.S. Agency component of the BC U.S. Government/Credit Index and includes publicly issued debt of U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The BC U.S. MBS Index covers the universe of fixed-rate and hybrid adjustable-rate mortgage (ARM) pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).


                               Annual Report | 39

DIVIDEND DISTRIBUTIONS*

Franklin Total Return Fund 11/1/07-10/31/08

                          DIVIDEND PER SHARE (CENTS)
            -----------------------------------------------------
MONTH       CLASS A   CLASS B   CLASS C   CLASS R   ADVISOR CLASS
---------   -------   -------   -------   -------   -------------
November     4.2564    3.9336    3.9259    4.0532       4.4674
December     3.9927    3.6576    3.6542    3.7822       4.2076
January      3.9957    3.6572    3.6566    3.7846       4.2129
February     3.6406    3.3286    3.3266    3.4440       3.8416
March        4.1637    3.8356    3.8267    3.9541       4.3782
April        3.6145    3.3029    3.3016    3.4197       3.8150
May          3.5943    3.2817    3.2784    3.3989       3.7955
June         4.4861    4.1607    4.1591    4.2805       4.7021
July         4.3071    3.9878    3.9831    4.1096       4.5199
August       3.9604    3.6544    3.6541    3.7675       4.1488
September    4.0863    3.7615    3.7589    3.8800       4.2954
October      3.8720    3.5819    3.5788    3.6908       4.0558
            -------   -------   -------   -------      -------
TOTAL       47.9698   44.1435   44.1040   45.5651      50.4402

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Index had returns of -11.36%, -12.98% and -15.24%, respectively.(4) Below investment grade sectors fared even worse as higher volatility and credit and liquidity concerns contributed to increased risk premiums. The BC U.S. Corporate High Yield Index and the BC Emerging Market (U.S. Dollar) Index had returns of -25.81% and -24.31%.(5)

(4.) Source: (C) 2008 Morningstar. The BC U.S. Credit Index is the U.S. credit component of the BC U.S. Government/Credit Index, and covers publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC registered. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency and foreign local government. The BC ABS Index is the ABS component of the BC U.S. Aggregate Index and includes credit and charge, auto, home equity, utility and manufactured housing loans. The BC CMBS ERISA-Eligible Index is the CMBS component of the BC U.S. Aggregate Index and includes investment-grade securities that are ERISA-eligible under the underwriter's exemption.

(5.) Source: (C) 2008 Morningstar. The BC U.S. Corporate High Yield Index covers the universe of U.S. dollar-denominated, noninvestment-grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and Standard & Poor's is Ba1/BB+/BB+ or below. The BC Emerging Market (U.S. Dollar) Index includes dollar-denominated debt of emerging markets in the following regions:
     Americas, Europe, Middle East, Africa and Asia.


                               40 | Annual Report

Allocations to investment grade and below-investment grade spread sectors had a negative impact on performance relative to the BC U.S. Aggregate Index during the fiscal year, largely due to an ongoing flight to quality that partially resulted from concerns of bank financing and asset liquidations. Similarly, allocations to high quality CMBS and ABS also detracted from performance as spreads widened significantly in those sectors.

The Fund's non-U.S. dollar positions generally helped performance relative to the BC U.S. Aggregate Index. During the period, we continued to find value in global fixed income markets and held a diversified portfolio that included international bond and currency exposure. As we believed global growth, particularly in Asia, should outpace U.S. and European growth rates, we sought opportunities where we thought we could take advantage of Asian currency strength and euro weakness.

During the period, U.S. authorities seemed committed to stabilizing financial markets, by providing capital and liquidity. The SEC and other regulators took steps to strengthen investor confidence and Congress approved a $700 billion plan to address illiquid assets held by financial institutions. Central banks around the world also took measures to provide additional liquidity to global financial markets. At period-end, we believed these combined policy responses were positive steps in the efforts to stabilize the financial market environment and should help set the stage for a credit market recovery.


                               Annual Report | 41

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA

(PHOTO OF DAVID YUEN)


/s/ David Yuen
David Yuen, CFA, FRM

Portfolio Management Team
Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               42 | Annual Report

Performance Summary as of 10/31/08

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKBAX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$1.32     $8.60      $9.92
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.479698

CLASS B (SYMBOL: FBTLX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$1.32     $8.60      $9.92
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.441435

CLASS C (SYMBOL: FCTLX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$1.31     $8.60      $9.91
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.441040

CLASS R (SYMBOL: FTRRX)                        CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$1.32     $8.60      $9.92
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.455651

ADVISOR CLASS (SYMBOL: FBDAX)                  CHANGE   10/31/08   10/31/07
--------------------------------               ------   --------   --------
Net Asset Value (NAV)                          -$1.32     $8.61      $9.93
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.504402


                               Annual Report | 43

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR   5-YEAR   10-YEAR
-------------------------------------           -------   ------   -------
Cumulative Total Return(2)                       -8.79%   +8.78%   +46.42%
Average Annual Total Return(3)                  -12.66%   +0.81%    +3.44%
Avg. Ann. Total Return (9/30/08)(4)              -7.48%   +1.80%    +3.91%
   Distribution Rate(5)                 5.56%
   30-Day Standardized Yield(6)         5.81%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.09%
      With Waiver                       0.85%

CLASS B                                          1-YEAR   5-YEAR   INCEPTION (3/1/02)
-------------------------------------           -------   ------   ------------------
Cumulative Total Return(2)                       -9.15%   +6.65%        +20.30%
Average Annual Total Return(3)                  -12.62%   +0.97%         +2.81%
Avg. Ann. Total Return (9/30/08)(4)              -7.43%   +1.95%         +3.69%
   Distribution Rate(5)                 5.35%
   30-Day Standardized Yield(6)         5.65%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.49%
      With Waiver                       1.25%

CLASS C                                          1-YEAR   5-YEAR   INCEPTION (3/1/02)
-------------------------------------           -------   ------   ------------------
Cumulative Total Return(2)                       -9.15%   +6.72%         +20.38%
Average Annual Total Return(3)                  -10.02%   +1.31%          +2.82%
Avg. Ann. Total Return (9/30/08)(4)              -4.68%   +2.28%          +3.70%
   Distribution Rate(5)                 5.34%
   30-Day Standardized Yield(6)         5.65%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.49%
      With Waiver                       1.25%

CLASS R                                          1-YEAR   5-YEAR   INCEPTION (1/1/02)
-------------------------------------           -------   ------   ------------------
Cumulative Total Return(2)                       -9.01%   +7.44%         +42.68%
Average Annual Total Return(3)                   -9.01%   +1.45%          +3.62%
Avg. Ann. Total Return (9/30/08)(4)              -3.62%   +2.43%          +4.09%
   Distribution Rate(5)                 5.52%
   30-Day Standardized Yield(6)         5.81%
   Total Annual Operating Expenses(7)
      Without Waiver                    1.34%
      With Waiver                       1.10%


                               44 | Annual Report

ADVISOR CLASS                                    1-YEAR   5-YEAR   10-YEAR
-------------------------------------           -------   ------   -------
Cumulative Total Return(2)                       -8.64%   +10.16%  +50.13%
Average Annual Total Return(3)                   -8.64%    +1.95%   +4.15%
Avg. Ann. Total Return (9/30/08)(4)              -3.12%    +2.97%   +4.65%
   Distribution Rate(5)                 6.10%
   30-Day Standardized Yield(6)         6.33%
   Total Annual Operating Expenses(7)
      Without Waiver                    0.84%
      With Waiver                       0.60%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER FOR EACH SHARE CLASS (OTHER THAN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/09.


                               Annual Report | 45

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/08
-------   --------
1-Year     -12.66%
5-Year      +0.81%
10-Year     +3.44%

CLASS A (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN TOTAL RETURN   BARCLAYS CAPITAL U.S.
DATE            FUND - CLASS A          AGGREGATE INDEX        CPI
----------   ---------------------   ---------------------   -------
11/1/1998           $ 9,575                 $10,000          $10,000
11/30/1998          $ 9,616                 $10,057          $10,000
12/31/1998          $ 9,637                 $10,087          $ 9,994
1/31/1999           $ 9,707                 $10,159          $10,018
2/28/1999           $ 9,523                 $ 9,982          $10,030
3/31/1999           $ 9,558                 $10,037          $10,061
4/30/1999           $ 9,584                 $10,069          $10,134
5/31/1999           $ 9,457                 $ 9,980          $10,134
6/30/1999           $ 9,426                 $ 9,949          $10,134
7/31/1999           $ 9,386                 $ 9,906          $10,165
8/31/1999           $ 9,393                 $ 9,901          $10,189
9/30/1999           $ 9,474                 $10,016          $10,238
10/31/1999          $ 9,505                 $10,053          $10,256
11/30/1999          $ 9,567                 $10,052          $10,262
12/31/1999          $ 9,549                 $10,004          $10,262
1/31/2000           $ 9,463                 $ 9,971          $10,293
2/29/2000           $ 9,574                 $10,092          $10,354
3/31/2000           $ 9,655                 $10,225          $10,439
4/30/2000           $ 9,613                 $10,196          $10,445
5/31/2000           $ 9,593                 $10,191          $10,457
6/30/2000           $ 9,844                 $10,403          $10,512
7/31/2000           $ 9,939                 $10,497          $10,537
8/31/2000           $10,088                 $10,650          $10,537
9/30/2000           $10,174                 $10,716          $10,591
10/31/2000          $10,229                 $10,787          $10,610
11/30/2000          $10,348                 $10,964          $10,616
12/31/2000          $10,566                 $11,167          $10,610
1/31/2001           $10,770                 $11,350          $10,677
2/28/2001           $10,832                 $11,449          $10,720
3/31/2001           $10,871                 $11,506          $10,744
4/30/2001           $10,769                 $11,458          $10,787
5/31/2001           $10,817                 $11,527          $10,835
6/30/2001           $10,863                 $11,571          $10,854
7/31/2001           $11,106                 $11,830          $10,823
8/31/2001           $11,211                 $11,965          $10,823
9/30/2001           $11,255                 $12,105          $10,872
10/31/2001          $11,443                 $12,358          $10,835
11/30/2001          $11,327                 $12,188          $10,817
12/31/2001          $11,278                 $12,110          $10,774
1/31/2002           $11,356                 $12,208          $10,799
2/28/2002           $11,443                 $12,327          $10,841
3/31/2002           $11,268                 $12,122          $10,902
4/30/2002           $11,474                 $12,357          $10,963
5/31/2002           $11,577                 $12,462          $10,963
6/30/2002           $11,567                 $12,570          $10,970
7/31/2002           $11,564                 $12,721          $10,982
8/31/2002           $11,774                 $12,936          $11,018
9/30/2002           $11,916                 $13,146          $11,037
10/31/2002          $11,837                 $13,086          $11,055
11/30/2002          $11,949                 $13,082          $11,055
12/31/2002          $12,202                 $13,352          $11,030
1/31/2003           $12,269                 $13,364          $11,079
2/28/2003           $12,430                 $13,549          $11,165
3/31/2003           $12,431                 $13,538          $11,232
4/30/2003           $12,620                 $13,650          $11,207
5/31/2003           $12,845                 $13,904          $11,189
6/30/2003           $12,887                 $13,877          $11,201
7/31/2003           $12,501                 $13,410          $11,213
8/31/2003           $12,604                 $13,499          $11,256
9/30/2003           $12,947                 $13,857          $11,293
10/31/2003          $12,888                 $13,728          $11,280
11/30/2003          $12,978                 $13,760          $11,250
12/31/2003          $13,166                 $13,900          $11,238
1/31/2004           $13,296                 $14,012          $11,293
2/29/2004           $13,412                 $14,164          $11,354
3/31/2004           $13,495                 $14,270          $11,427
4/30/2004           $13,167                 $13,899          $11,463
5/31/2004           $13,082                 $13,843          $11,530
6/30/2004           $13,163                 $13,921          $11,567
7/31/2004           $13,284                 $14,059          $11,549
8/31/2004           $13,537                 $14,328          $11,555
9/30/2004           $13,601                 $14,367          $11,579
10/31/2004          $13,742                 $14,487          $11,640
11/30/2004          $13,728                 $14,371          $11,646
12/31/2004          $13,859                 $14,504          $11,604
1/31/2005           $13,923                 $14,595          $11,628
2/28/2005           $13,902                 $14,509          $11,695
3/31/2005           $13,775                 $14,434          $11,787
4/30/2005           $13,906                 $14,629          $11,866
5/31/2005           $14,041                 $14,788          $11,854
6/30/2005           $14,118                 $14,868          $11,860
7/31/2005           $14,013                 $14,733          $11,915
8/31/2005           $14,177                 $14,922          $11,976
9/30/2005           $14,031                 $14,768          $12,122
10/31/2005          $13,916                 $14,651          $12,146
11/30/2005          $13,981                 $14,716          $12,049
12/31/2005          $14,109                 $14,856          $12,000
1/31/2006           $14,165                 $14,857          $12,091
2/28/2006           $14,216                 $14,906          $12,116
3/31/2006           $14,058                 $14,760          $12,183
4/30/2006           $14,067                 $14,733          $12,287
5/31/2006           $14,040                 $14,717          $12,348
6/30/2006           $14,037                 $14,749          $12,372
7/31/2006           $14,254                 $14,948          $12,409
8/31/2006           $14,444                 $15,177          $12,433
9/30/2006           $14,572                 $15,310          $12,372
10/31/2006          $14,690                 $15,411          $12,305
11/30/2006          $14,877                 $15,590          $12,287
12/31/2006          $14,795                 $15,500          $12,305
1/31/2007           $14,794                 $15,493          $12,342
2/28/2007           $14,979                 $15,732          $12,408
3/31/2007           $15,008                 $15,733          $12,521
4/30/2007           $15,145                 $15,818          $12,603
5/31/2007           $15,071                 $15,698          $12,680
6/30/2007           $14,964                 $15,651          $12,704
7/31/2007           $14,966                 $15,782          $12,701
8/31/2007           $15,059                 $15,975          $12,678
9/30/2007           $15,301                 $16,096          $12,713
10/31/2007          $15,370                 $16,241          $12,740
11/30/2007          $15,482                 $16,533          $12,816
12/31/2007          $15,513                 $16,579          $12,807
1/31/2008           $15,638                 $16,858          $12,871
2/29/2008           $15,570                 $16,881          $12,908
3/31/2008           $15,557                 $16,939          $13,020
4/30/2008           $15,693                 $16,904          $13,099
5/31/2008           $15,607                 $16,780          $13,209
6/30/2008           $15,408                 $16,766          $13,342
7/31/2008           $15,300                 $16,752          $13,412
8/31/2008           $15,316                 $16,912          $13,359
9/30/2008           $14,784                 $16,684          $13,340
10/31/2008          $14,019                 $16,291          $13,206

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    10/31/08
------------------------   --------
1-Year                      -12.62%
5-Year                       +0.97%
Since Inception (3/1/02)     +2.81%

CLASS B (3/1/02-10/31/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN TOTAL RETURN   BARCLAYS CAPITAL U.S.
DATE            FUND - CLASS B          AGGREGATE INDEX        CPI
----------   ---------------------   ---------------------   -------
3/1/2002            $10,000                 $10,000          $10,000
3/31/2002           $ 9,916                 $ 9,834          $10,056
4/30/2002           $10,102                 $10,024          $10,112
5/31/2002           $10,189                 $10,110          $10,112
6/30/2002           $10,177                 $10,197          $10,118
7/31/2002           $10,171                 $10,320          $10,129
8/31/2002           $10,353                 $10,494          $10,163
9/30/2002           $10,474                 $10,664          $10,180
10/31/2002          $10,401                 $10,616          $10,197
11/30/2002          $10,497                 $10,613          $10,197
12/31/2002          $10,715                 $10,832          $10,174
1/31/2003           $10,770                 $10,841          $10,219
2/28/2003           $10,908                 $10,991          $10,298
3/31/2003           $10,905                 $10,983          $10,360
4/30/2003           $11,068                 $11,074          $10,337
5/31/2003           $11,261                 $11,280          $10,321
6/30/2003           $11,294                 $11,258          $10,332
7/31/2003           $10,952                 $10,879          $10,343
8/31/2003           $11,039                 $10,951          $10,382
9/30/2003           $11,335                 $11,241          $10,416
10/31/2003          $11,279                 $11,136          $10,405
11/30/2003          $11,355                 $11,163          $10,377
12/31/2003          $11,515                 $11,277          $10,366
1/31/2004           $11,614                 $11,368          $10,416
2/29/2004           $11,723                 $11,491          $10,472
3/31/2004           $11,791                 $11,577          $10,540
4/30/2004           $11,501                 $11,275          $10,574
5/31/2004           $11,423                 $11,230          $10,636
6/30/2004           $11,490                 $11,294          $10,669
7/31/2004           $11,592                 $11,406          $10,652
8/31/2004           $11,809                 $11,623          $10,658
9/30/2004           $11,861                 $11,655          $10,681
10/31/2004          $11,980                 $11,753          $10,737
11/30/2004          $11,964                 $11,659          $10,742
12/31/2004          $12,062                 $11,766          $10,703
1/31/2005           $12,126                 $11,840          $10,726
2/28/2005           $12,104                 $11,770          $10,787
3/31/2005           $11,989                 $11,710          $10,872
4/30/2005           $12,100                 $11,868          $10,945
5/31/2005           $12,213                 $11,997          $10,934
6/30/2005           $12,276                 $12,062          $10,939
7/31/2005           $12,181                 $11,952          $10,990
8/31/2005           $12,319                 $12,105          $11,046
9/30/2005           $12,188                 $11,981          $11,181
10/31/2005          $12,084                 $11,886          $11,204
11/30/2005          $12,137                 $11,938          $11,114
12/31/2005          $12,243                 $12,052          $11,069
1/31/2006           $12,287                 $12,053          $11,153
2/28/2006           $12,329                 $12,093          $11,175
3/31/2006           $12,187                 $11,974          $11,237
4/30/2006           $12,191                 $11,952          $11,333
5/31/2006           $12,163                 $11,939          $11,389
6/30/2006           $12,157                 $11,965          $11,412
7/31/2006           $12,328                 $12,127          $11,445
8/31/2006           $12,501                 $12,312          $11,468
9/30/2006           $12,595                 $12,420          $11,412
10/31/2006          $12,693                 $12,502          $11,350
11/30/2006          $12,863                 $12,647          $11,333
12/31/2006          $12,788                 $12,574          $11,350
1/31/2007           $12,783                 $12,569          $11,384
2/28/2007           $12,939                 $12,763          $11,445
3/31/2007           $12,960                 $12,763          $11,550
4/30/2007           $13,060                 $12,832          $11,625
5/31/2007           $13,005                 $12,735          $11,696
6/30/2007           $12,908                 $12,697          $11,718
7/31/2007           $12,906                 $12,803          $11,715
8/31/2007           $12,968                 $12,960          $11,694
9/30/2007           $13,186                 $13,058          $11,726
10/31/2007          $13,241                 $13,176          $11,751
11/30/2007          $13,333                 $13,413          $11,821
12/31/2007          $13,356                 $13,450          $11,813
1/31/2008           $13,459                 $13,676          $11,872
2/29/2008           $13,396                 $13,695          $11,906
3/31/2008           $13,380                 $13,742          $12,009
4/30/2008           $13,493                 $13,713          $12,082
5/31/2008           $13,401                 $13,612          $12,184
6/30/2008           $13,239                 $13,602          $12,307
7/31/2008           $13,142                 $13,590          $12,371
8/31/2008           $13,151                 $13,720          $12,322
9/30/2008           $12,690                 $13,535          $12,305
10/31/2008          $12,030                 $13,216          $12,181


                               46 | Annual Report

CLASS C (3/1/02-10/31/08)

                               (PERFORMANCE GRAPH)

DATE         FRANKLIN TOTAL RETURN FUND - CLASS C   BARCLAYS CAPITAL U.S. AGGREGATE INDEX     CPI
----------   ------------------------------------   -------------------------------------   -------
  3/1/2002                  $10,000                                $10,000                  $10,000
 3/31/2002                  $ 9,928                                $ 9,834                  $10,056
 4/30/2002                  $10,110                                $10,024                  $10,112
 5/31/2002                  $10,187                                $10,110                  $10,112
 6/30/2002                  $10,185                                $10,197                  $10,118
 7/31/2002                  $10,168                                $10,320                  $10,129
 8/31/2002                  $10,361                                $10,494                  $10,163
 9/30/2002                  $10,472                                $10,664                  $10,180
10/31/2002                  $10,398                                $10,616                  $10,197
11/30/2002                  $10,505                                $10,613                  $10,197
12/31/2002                  $10,715                                $10,832                  $10,174
 1/31/2003                  $10,783                                $10,841                  $10,219
 2/28/2003                  $10,911                                $10,991                  $10,298
 3/31/2003                  $10,907                                $10,983                  $10,360
 4/30/2003                  $11,069                                $11,074                  $10,337
 5/31/2003                  $11,262                                $11,280                  $10,321
 6/30/2003                  $11,294                                $11,258                  $10,332
 7/31/2003                  $10,952                                $10,879                  $10,343
 8/31/2003                  $11,050                                $10,951                  $10,382
 9/30/2003                  $11,346                                $11,241                  $10,416
10/31/2003                  $11,279                                $11,136                  $10,405
11/30/2003                  $11,355                                $11,163                  $10,377
12/31/2003                  $11,515                                $11,277                  $10,366
 1/31/2004                  $11,625                                $11,368                  $10,416
 2/29/2004                  $11,735                                $11,491                  $10,472
 3/31/2004                  $11,802                                $11,577                  $10,540
 4/30/2004                  $11,501                                $11,275                  $10,574
 5/31/2004                  $11,434                                $11,230                  $10,636
 6/30/2004                  $11,490                                $11,294                  $10,669
 7/31/2004                  $11,592                                $11,406                  $10,652
 8/31/2004                  $11,809                                $11,623                  $10,658
 9/30/2004                  $11,872                                $11,655                  $10,681
10/31/2004                  $11,991                                $11,753                  $10,737
11/30/2004                  $11,963                                $11,659                  $10,742
12/31/2004                  $12,073                                $11,766                  $10,703
 1/31/2005                  $12,136                                $11,840                  $10,726
 2/28/2005                  $12,114                                $11,770                  $10,787
 3/31/2005                  $11,988                                $11,710                  $10,872
 4/30/2005                  $12,110                                $11,868                  $10,945
 5/31/2005                  $12,224                                $11,997                  $10,934
 6/30/2005                  $12,274                                $12,062                  $10,939
 7/31/2005                  $12,191                                $11,952                  $10,990
 8/31/2005                  $12,329                                $12,105                  $11,046
 9/30/2005                  $12,186                                $11,981                  $11,181
10/31/2005                  $12,094                                $11,886                  $11,204
11/30/2005                  $12,134                                $11,938                  $11,114
12/31/2005                  $12,241                                $12,052                  $11,069
 1/31/2006                  $12,285                                $12,053                  $11,153
 2/28/2006                  $12,326                                $12,093                  $11,175
 3/31/2006                  $12,197                                $11,974                  $11,237
 4/30/2006                  $12,201                                $11,952                  $11,333
 5/31/2006                  $12,172                                $11,939                  $11,389
 6/30/2006                  $12,166                                $11,965                  $11,412
 7/31/2006                  $12,337                                $12,127                  $11,445
 8/31/2006                  $12,510                                $12,312                  $11,468
 9/30/2006                  $12,604                                $12,420                  $11,412
10/31/2006                  $12,702                                $12,502                  $11,350
11/30/2006                  $12,872                                $12,647                  $11,333
12/31/2006                  $12,797                                $12,574                  $11,350
 1/31/2007                  $12,779                                $12,569                  $11,384
 2/28/2007                  $12,948                                $12,763                  $11,445
 3/31/2007                  $12,956                                $12,763                  $11,550
 4/30/2007                  $13,069                                $12,832                  $11,625
 5/31/2007                  $13,001                                $12,735                  $11,696
 6/30/2007                  $12,917                                $12,697                  $11,718
 7/31/2007                  $12,902                                $12,803                  $11,715
 8/31/2007                  $12,977                                $12,960                  $11,694
 9/30/2007                  $13,195                                $13,058                  $11,726
10/31/2007                  $13,250                                $13,176                  $11,751
11/30/2007                  $13,343                                $13,413                  $11,821
12/31/2007                  $13,365                                $13,450                  $11,813
 1/31/2008                  $13,468                                $13,676                  $11,872
 2/29/2008                  $13,405                                $13,695                  $11,906
 3/31/2008                  $13,375                                $13,742                  $12,009
 4/30/2008                  $13,502                                $13,713                  $12,082
 5/31/2008                  $13,410                                $13,612                  $12,184
 6/30/2008                  $13,248                                $13,602                  $12,307
 7/31/2008                  $13,151                                $13,590                  $12,371
 8/31/2008                  $13,160                                $13,720                  $12,322
 9/30/2008                  $12,699                                $13,535                  $12,305
10/31/2008                  $12,038                                $13,216                  $12,181

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/08
------------------------   --------
1-Year                      -10.02%
5-Year                       +1.31%
Since Inception (3/1/02)     +2.82%

CLASS R (1/1/02-10/31/08)

                              (PERFORMANCE GRAPH)

   DATE      FRANKLIN TOTAL RETURN FUND - CLASS R   BARCLAYS CAPITAL U.S. AGGREGATE INDEX     CPI
----------   ------------------------------------   -------------------------------------   -------
  1/2/2002                  $10,000                                $10,000                  $10,000
 1/31/2002                  $10,116                                $10,081                  $10,023
 2/28/2002                  $10,181                                $10,179                  $10,062
 3/31/2002                  $10,024                                $10,009                  $10,119
 4/30/2002                  $10,206                                $10,204                  $10,175
 5/31/2002                  $10,296                                $10,290                  $10,175
 6/30/2002                  $10,285                                $10,379                  $10,181
 7/31/2002                  $10,280                                $10,505                  $10,192
 8/31/2002                  $10,465                                $10,682                  $10,226
 9/30/2002                  $10,589                                $10,855                  $10,243
10/31/2002                  $10,517                                $10,806                  $10,260
11/30/2002                  $10,614                                $10,803                  $10,260
12/31/2002                  $10,824                                $11,026                  $10,238
 1/31/2003                  $10,892                                $11,035                  $10,283
 2/28/2003                  $11,033                                $11,188                  $10,362
 3/31/2003                  $11,032                                $11,179                  $10,424
 4/30/2003                  $11,197                                $11,272                  $10,402
 5/31/2003                  $11,394                                $11,482                  $10,385
 6/30/2003                  $11,429                                $11,459                  $10,396
 7/31/2003                  $11,084                                $11,074                  $10,407
 8/31/2003                  $11,173                                $11,147                  $10,447
 9/30/2003                  $11,475                                $11,442                  $10,481
10/31/2003                  $11,420                                $11,336                  $10,470
11/30/2003                  $11,498                                $11,363                  $10,441
12/31/2003                  $11,661                                $11,478                  $10,430
 1/31/2004                  $11,763                                $11,571                  $10,481
 2/29/2004                  $11,875                                $11,696                  $10,538
 3/31/2004                  $11,946                                $11,784                  $10,606
 4/30/2004                  $11,641                                $11,477                  $10,640
 5/31/2004                  $11,575                                $11,431                  $10,702
 6/30/2004                  $11,645                                $11,496                  $10,736
 7/31/2004                  $11,750                                $11,610                  $10,719
 8/31/2004                  $11,971                                $11,831                  $10,724
 9/30/2004                  $12,025                                $11,863                  $10,747
10/31/2004                  $12,147                                $11,963                  $10,804
11/30/2004                  $12,120                                $11,867                  $10,809
12/31/2004                  $12,234                                $11,976                  $10,770
 1/31/2005                  $12,299                                $12,052                  $10,792
 2/28/2005                  $12,279                                $11,981                  $10,855
 3/31/2005                  $12,164                                $11,919                  $10,939
 4/30/2005                  $12,277                                $12,080                  $11,013
 5/31/2005                  $12,393                                $12,211                  $11,002
 6/30/2005                  $12,459                                $12,278                  $11,007
 7/31/2005                  $12,363                                $12,166                  $11,058
 8/31/2005                  $12,506                                $12,322                  $11,115
 9/30/2005                  $12,373                                $12,195                  $11,251
10/31/2005                  $12,270                                $12,098                  $11,273
11/30/2005                  $12,325                                $12,152                  $11,183
12/31/2005                  $12,435                                $12,267                  $11,138
 1/31/2006                  $12,482                                $12,268                  $11,222
 2/28/2006                  $12,525                                $12,309                  $11,245
 3/31/2006                  $12,382                                $12,188                  $11,307
 4/30/2006                  $12,388                                $12,166                  $11,404
 5/31/2006                  $12,361                                $12,153                  $11,460
 6/30/2006                  $12,356                                $12,179                  $11,483
 7/31/2006                  $12,532                                $12,343                  $11,517
 8/31/2006                  $12,709                                $12,532                  $11,539
 9/30/2006                  $12,819                                $12,642                  $11,483
10/31/2006                  $12,908                                $12,726                  $11,420
11/30/2006                  $13,082                                $12,874                  $11,404
12/31/2006                  $13,007                                $12,799                  $11,420
 1/31/2007                  $13,004                                $12,794                  $11,455
 2/28/2007                  $13,164                                $12,991                  $11,517
 3/31/2007                  $13,187                                $12,991                  $11,622
 4/30/2007                  $13,304                                $13,061                  $11,697
 5/31/2007                  $13,236                                $12,962                  $11,768
 6/30/2007                  $13,140                                $12,924                  $11,791
 7/31/2007                  $13,139                                $13,032                  $11,788
 8/31/2007                  $13,217                                $13,192                  $11,767
 9/30/2007                  $13,427                                $13,292                  $11,799
10/31/2007                  $13,485                                $13,411                  $11,824
11/30/2007                  $13,580                                $13,652                  $11,895
12/31/2007                  $13,604                                $13,691                  $11,887
 1/31/2008                  $13,712                                $13,921                  $11,946
 2/29/2008                  $13,649                                $13,940                  $11,980
 3/31/2008                  $13,635                                $13,987                  $12,084
 4/30/2008                  $13,751                                $13,958                  $12,157
 5/31/2008                  $13,660                                $13,856                  $12,260
 6/30/2008                  $13,496                                $13,845                  $12,383
 7/31/2008                  $13,399                                $13,833                  $12,448
 8/31/2008                  $13,410                                $13,965                  $12,399
 9/30/2008                  $12,942                                $13,777                  $12,382
10/31/2008                  $12,271                                $13,452                  $12,257

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/08
------------------------   --------
1-Year                      -9.01%
5-Year                      +1.45%
Since Inception (1/1/02)    +3.62%


                               Annual Report | 47

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   10/31/08
-------------   --------
1-Year            -8.64%
5-Year            +1.95%
10-Year           +4.15%

ADVISOR CLASS (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

   DATE         FRANKLIN TOTAL RETURN FUND - ADVISOR CLASS   BARCLAYS CAPITAL U.S. AGGREGATE INDEX     CPI
-------------   ------------------------------------------   -------------------------------------   -------
 11/1/1998                       $10,000                                    $10,000                  $10,000
11/30/1998                       $10,045                                    $10,057                  $10,000
12/31/1998                       $10,078                                    $10,087                  $ 9,994
 1/31/1999                       $10,144                                    $10,159                  $10,018
 2/28/1999                        $9,954                                     $9,982                  $10,030
 3/31/1999                        $9,995                                    $10,037                  $10,061
 4/30/1999                       $10,024                                    $10,069                  $10,134
 5/31/1999                        $9,893                                     $9,980                  $10,134
 6/30/1999                        $9,863                                     $9,949                  $10,134
 7/31/1999                        $9,823                                     $9,906                  $10,165
 8/31/1999                        $9,833                                     $9,901                  $10,189
 9/30/1999                        $9,919                                    $10,016                  $10,238
10/31/1999                        $9,954                                    $10,053                  $10,256
11/30/1999                       $10,020                                    $10,052                  $10,262
12/31/1999                       $10,004                                    $10,004                  $10,262
 1/31/2000                        $9,916                                     $9,971                  $10,293
 2/29/2000                       $10,034                                    $10,092                  $10,354
 3/31/2000                       $10,120                                    $10,225                  $10,439
 4/30/2000                       $10,079                                    $10,196                  $10,445
 5/31/2000                       $10,060                                    $10,191                  $10,457
 6/30/2000                       $10,325                                    $10,403                  $10,512
 7/31/2000                       $10,427                                    $10,497                  $10,537
 8/31/2000                       $10,585                                    $10,650                  $10,537
 9/30/2000                       $10,677                                    $10,716                  $10,591
10/31/2000                       $10,737                                    $10,787                  $10,610
11/30/2000                       $10,853                                    $10,964                  $10,616
12/31/2000                       $11,084                                    $11,167                  $10,610
 1/31/2001                       $11,311                                    $11,350                  $10,677
 2/28/2001                       $11,378                                    $11,449                  $10,720
 3/31/2001                       $11,409                                    $11,506                  $10,744
 4/30/2001                       $11,316                                    $11,458                  $10,787
 5/31/2001                       $11,369                                    $11,527                  $10,835
 6/30/2001                       $11,432                                    $11,571                  $10,854
 7/31/2001                       $11,677                                    $11,830                  $10,823
 8/31/2001                       $11,790                                    $11,965                  $10,823
 9/30/2001                       $11,851                                    $12,105                  $10,872
10/31/2001                       $12,051                                    $12,358                  $10,835
11/30/2001                       $11,919                                    $12,188                  $10,817
12/31/2001                       $11,870                                    $12,110                  $10,774
 1/31/2002                       $11,967                                    $12,208                  $10,799
 2/28/2002                       $12,048                                    $12,327                  $10,841
 3/31/2002                       $11,867                                    $12,122                  $10,902
 4/30/2002                       $12,088                                    $12,357                  $10,963
 5/31/2002                       $12,199                                    $12,462                  $10,963
 6/30/2002                       $12,203                                    $12,570                  $10,970
 7/31/2002                       $12,190                                    $12,721                  $10,982
 8/31/2002                       $12,427                                    $12,936                  $11,018
 9/30/2002                       $12,566                                    $13,146                  $11,037
10/31/2002                       $12,486                                    $13,086                  $11,055
11/30/2002                       $12,620                                    $13,082                  $11,055
12/31/2002                       $12,876                                    $13,352                  $11,030
 1/31/2003                       $12,963                                    $13,364                  $11,079
 2/28/2003                       $13,122                                    $13,549                  $11,165
 3/31/2003                       $13,126                                    $13,538                  $11,232
 4/30/2003                       $13,328                                    $13,650                  $11,207
 5/31/2003                       $13,568                                    $13,904                  $11,189
 6/30/2003                       $13,616                                    $13,877                  $11,201
 7/31/2003                       $13,211                                    $13,410                  $11,213
 8/31/2003                       $13,323                                    $13,499                  $11,256
 9/30/2003                       $13,687                                    $13,857                  $11,293
10/31/2003                       $13,628                                    $13,728                  $11,280
11/30/2003                       $13,726                                    $13,760                  $11,250
12/31/2003                       $13,928                                    $13,900                  $11,238
 1/31/2004                       $14,068                                    $14,012                  $11,293
 2/29/2004                       $14,207                                    $14,164                  $11,354
 3/31/2004                       $14,298                                    $14,270                  $11,427
 4/30/2004                       $13,941                                    $13,899                  $11,463
 5/31/2004                       $13,867                                    $13,843                  $11,530
 6/30/2004                       $13,943                                    $13,921                  $11,567
 7/31/2004                       $14,074                                    $14,059                  $11,549
 8/31/2004                       $14,345                                    $14,328                  $11,555
 9/30/2004                       $14,429                                    $14,367                  $11,579
10/31/2004                       $14,581                                    $14,487                  $11,640
11/30/2004                       $14,555                                    $14,371                  $11,646
12/31/2004                       $14,698                                    $14,504                  $11,604
 1/31/2005                       $14,783                                    $14,595                  $11,628
 2/28/2005                       $14,764                                    $14,509                  $11,695
 3/31/2005                       $14,618                                    $14,434                  $11,787
 4/30/2005                       $14,774                                    $14,629                  $11,866
 5/31/2005                       $14,921                                    $14,788                  $11,854
 6/30/2005                       $14,991                                    $14,868                  $11,860
 7/31/2005                       $14,882                                    $14,733                  $11,915
 8/31/2005                       $15,075                                    $14,922                  $11,976
 9/30/2005                       $14,908                                    $14,768                  $12,122
10/31/2005                       $14,789                                    $14,651                  $12,146
11/30/2005                       $14,861                                    $14,716                  $12,049
12/31/2005                       $15,000                                    $14,856                  $12,000
 1/31/2006                       $15,063                                    $14,857                  $12,091
 2/28/2006                       $15,121                                    $14,906                  $12,116
 3/31/2006                       $14,971                                    $14,760                  $12,183
 4/30/2006                       $14,984                                    $14,733                  $12,287
 5/31/2006                       $14,958                                    $14,717                  $12,348
 6/30/2006                       $14,958                                    $14,749                  $12,372
 7/31/2006                       $15,177                                    $14,948                  $12,409
 8/31/2006                       $15,397                                    $15,177                  $12,433
 9/30/2006                       $15,521                                    $15,310                  $12,372
10/31/2006                       $15,651                                    $15,411                  $12,305
11/30/2006                       $15,853                                    $15,590                  $12,287
12/31/2006                       $15,768                                    $15,500                  $12,305
 1/31/2007                       $15,771                                    $15,493                  $12,342
 2/28/2007                       $15,972                                    $15,732                  $12,408
 3/31/2007                       $16,006                                    $15,733                  $12,521
 4/30/2007                       $16,155                                    $15,818                  $12,603
 5/31/2007                       $16,079                                    $15,698                  $12,680
 6/30/2007                       $15,985                                    $15,651                  $12,704
 7/31/2007                       $15,975                                    $15,782                  $12,701
 8/31/2007                       $16,077                                    $15,975                  $12,678
 9/30/2007                       $16,355                                    $16,096                  $12,713
10/31/2007                       $16,432                                    $16,241                  $12,740
11/30/2007                       $16,556                                    $16,533                  $12,816
12/31/2007                       $16,576                                    $16,579                  $12,807
 1/31/2008                       $16,730                                    $16,858                  $12,871
 2/29/2008                       $16,660                                    $16,881                  $12,908
 3/31/2008                       $16,633                                    $16,939                  $13,020
 4/30/2008                       $16,799                                    $16,904                  $13,099
 5/31/2008                       $16,694                                    $16,780                  $13,209
 6/30/2008                       $16,501                                    $16,766                  $13,342
 7/31/2008                       $16,373                                    $16,752                  $13,412
 8/31/2008                       $16,393                                    $16,912                  $13,359
 9/30/2008                       $15,845                                    $16,684                  $13,340
10/31/2008                       $15,013                                    $16,291                  $13,206

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES (COMMONLY CALLED JUNK BONDS) INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 5.59%, 5.43%, 5.43%, 5.58% and 6.11% for Classes A, B, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2008 Morningstar. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               48 | Annual Report

Your Fund's Expenses

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 49

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 5/1/08      VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  893.30               $4.05
Hypothetical (5% return before expenses)         $1,000           $1,020.86               $4.32

CLASS B
Actual                                           $1,000           $  891.60               $5.94
Hypothetical (5% return before expenses)         $1,000           $1,018.85               $6.34

CLASS C
Actual                                           $1,000           $  891.60               $5.94
Hypothetical (5% return before expenses)         $1,000           $1,018.85               $6.34

CLASS R
Actual                                           $1,000           $  892.20               $5.23
Hypothetical (5% return before expenses)         $1,000           $1,019.61               $5.58

ADVISOR CLASS
Actual                                           $1,000           $  893.70               $2.86
Hypothetical (5% return before expenses)         $1,000           $1,022.12               $3.05

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.85%; B: 1.25%; C:
     1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               50 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                         YEAR ENDED OCTOBER 31,
                                                                        ---------------------------------------------------------
CLASS A                                                                   2008         2007         2006         2005      2004
----------------------------------------------------------------------  --------     --------     --------     --------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................  $   8.87      $  8.88     $   8.93     $   9.06  $   9.16
                                                                        --------     --------     --------     --------  --------
Income from investment operations(a):
   Net investment income .............................................     0.344        0.380        0.303        0.292     0.277
   Net realized and unrealized gains (losses) ........................     0.010        0.053        0.025       (0.129)   (0.102)
                                                                        --------     --------     --------     --------  --------
Total from investment operations .....................................     0.354        0.433        0.328        0.163     0.175
                                                                        --------     --------     --------     --------  --------
Less distributions from net investment income ........................    (0.364)      (0.443)      (0.378)      (0.293)   (0.275)
                                                                        --------     --------     --------     --------  --------
Redemption fees(b,c) .................................................        --           --           --           --        --
                                                                        --------     --------     --------     --------  --------
Net asset value, end of year .........................................  $   8.86      $  8.87     $   8.88     $   8.93  $   9.06
                                                                        ========      =======     ========     ========  ========
Total return(d) ......................................................      4.06%        4.99%        3.75%        1.82%     1.94%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ..........................................................      0.90%(f)     0.91%(f)     0.89%(f)     0.90%     0.89%
Net investment income ................................................      3.64%        4.29%        3.50%        3.23%     3.01%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $586,696     $333,425     $372,703     $475,213  $577,073
Portfolio turnover rate(g) ...........................................     23.83%       27.39%       15.91%       24.99%    49.67%
Portfolio turnover rate excluding mortgage dollar rolls(g,h) .........     23.83%       27.39%       15.91%       24.99%    45.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e) Prior to October 27, 2005, the expense ratio includes the Fund's share of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net expenses.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

(h)  See Note 1(i) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 51

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                         YEAR ENDED OCTOBER 31,
                                                                        ------------------------------------------------------
CLASS C                                                                   2008         2007        2006        2005      2004
----------------------------------------------------------------------  --------     -------     -------     -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................  $   8.87     $  8.88     $  8.92     $  9.05   $  9.16
                                                                        --------     -------     -------     -------   -------
Income from investment operations(a):
   Net investment income .............................................     0.314       0.348       0.266       0.258     0.232
   Net realized and unrealized gains (losses) ........................     0.004       0.048       0.038      (0.129)   (0.104)
                                                                        --------     -------     -------     -------   -------
Total from investment operations .....................................     0.318       0.396       0.304       0.129     0.128
                                                                        --------     -------     -------     -------   -------
Less distributions from net investment income ........................    (0.328)     (0.406)     (0.344)     (0.259)   (0.238)
                                                                        --------     -------     -------     -------   -------
Redemption fees(b,c) .................................................        --          --          --          --        --
                                                                        --------     -------     -------     -------   -------
Net asset value, end of year .........................................  $   8.86     $  8.87     $  8.88     $  8.92   $  9.05
                                                                        ========     =======     =======     =======   =======
Total return(d) ......................................................      3.64%       4.56%       3.47%       1.43%     1.41%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ..........................................................      1.30%(f)    1.32%(f)    1.28%(f)    1.28%     1.29%
Net investment income ................................................      3.24%       3.88%       3.11%       2.85%     2.61%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $132,254     $36,684     $35,967     $48,461   $49,423
Portfolio turnover rate(g) ...........................................     23.83%      27.39%      15.91%      24.99%    49.67%
Portfolio turnover rate excluding mortgage dollar rolls(g,h) .........     23.83%      27.39%      15.91%      24.99%    45.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e) Prior to October 27, 2005, the expense ratio includes the Fund's share of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net expenses.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

(h)  See Note 1(i) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               52 | Annual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                               PERIOD ENDED
                                                                OCTOBER 31,
ADVISOR CLASS                                                     2008(a)
------------------------------------------------------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................     $  8.88
                                                                 -------
Income from investment operations(b):
   Net investment income ...................................       0.154
   Net realized and unrealized gains (losses) ..............      (0.009)
                                                                 -------
Total from investment operations ...........................       0.145
                                                                 -------
Less distributions from net investment income ..............      (0.155)
                                                                 -------
Redemption fees(c,d) .......................................          --
                                                                 -------
Net asset value, end of period .............................     $  8.87
                                                                 =======
Total return(e) ............................................        1.64%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ................................................        0.65%
Net investment income ......................................        3.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................     $ 4,124
Portfolio turnover rate ....................................       23.83%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Amount rounds to less than $0.001 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 53

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

                                                                                    PRINCIPAL
      FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT        VALUE
      --------------------------------------------------------------------------   ----------   ----------
      MORTGAGE-BACKED SECURITIES 70.0%
(a)   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 10.9%
      FHLMC, 4.195%, 1/01/34 ...................................................   $3,364,434   $3,442,990
      FHLMC, 4.275%, 6/01/35 ...................................................       73,345       73,663
      FHLMC, 4.378%, 6/01/35 ...................................................    1,787,321    1,804,282
      FHLMC, 4.72%, 4/01/35 ....................................................      218,431      218,904
      FHLMC, 4.915%, 10/01/33 ..................................................      919,290      935,607
      FHLMC, 4.97%, 11/01/35 ...................................................      251,458      250,662
      FHLMC, 5.008%, 7/01/18 ...................................................      191,804      195,275
      FHLMC, 5.021%, 9/01/18 ...................................................      708,661      724,210
      FHLMC, 5.035%, 7/01/27 ...................................................      369,944      378,387
      FHLMC, 5.121%, 1/01/36 ...................................................      231,452      232,317
      FHLMC, 5.175%, 10/01/18 ..................................................       29,250       29,818
      FHLMC, 5.177%, 7/01/20 ...................................................      100,022      102,095
      FHLMC, 5.222%, 12/01/35 ..................................................      305,974      306,961
      FHLMC, 5.23%, 9/01/31 ....................................................       99,497      100,150
      FHLMC, 5.24%, 3/01/19 ....................................................       46,617       47,820
      FHLMC, 5.25%, 9/01/31 ....................................................      294,490      299,548
      FHLMC, 5.274%, 10/01/29 ..................................................      140,814      142,644
      FHLMC, 5.283%, 8/01/31 ...................................................      101,704      101,561
      FHLMC, 5.305%, 8/01/30 ...................................................      159,923      165,617
      FHLMC, 5.334%, 9/01/34 ...................................................    2,136,819    2,204,123
      FHLMC, 5.339%, 5/01/20 ...................................................    1,200,009    1,210,780
      FHLMC, 5.361%, 4/01/30 ...................................................      325,530      334,881
      FHLMC, 5.364%, 3/01/35 ...................................................       38,623       39,030
      FHLMC, 5.398%, 7/01/29 ...................................................       77,229       79,062
      FHLMC, 5.413%, 8/01/32 ...................................................      348,850      356,668
      FHLMC, 5.434%, 10/01/24 ..................................................    1,027,715    1,047,424
      FHLMC, 5.478%, 9/01/32 ...................................................      927,329      949,923
      FHLMC, 5.50%, 8/01/32 ....................................................    2,100,731    2,117,614
      FHLMC, 5.501%, 3/01/37 ...................................................    6,356,671    6,368,915
      FHLMC, 5.502%, 12/01/19 ..................................................    1,647,916    1,678,212
      FHLMC, 5.507%, 8/01/27 ...................................................      943,223      951,197
      FHLMC, 5.518%, 3/01/18 ...................................................      155,528      157,468
      FHLMC, 5.54%, 4/01/19 - 6/01/29 ..........................................    3,441,768    3,498,335
      FHLMC, 5.569%, 4/01/25 ...................................................    1,144,932    1,143,606
      FHLMC, 5.584%, 9/01/19 ...................................................      350,439      357,629
      FHLMC, 5.585%, 12/01/28 ..................................................      330,922      341,408
      FHLMC, 5.611%, 11/01/29 ..................................................    2,843,910    2,905,015
      FHLMC, 5.645%, 4/01/29 ...................................................    1,225,984    1,250,190
      FHLMC, 5.708%, 1/01/23 ...................................................    3,369,256    3,438,763
      FHLMC, 5.737%, 10/01/31 ..................................................    2,399,552    2,424,713
      FHLMC, 5.756%, 5/01/25 ...................................................      289,085      296,901
      FHLMC, 5.764%, 8/01/30 ...................................................    2,192,882    2,247,435
      FHLMC, 5.778%, 2/01/37 ...................................................    5,852,296    5,932,071
      FHLMC, 5.843%, 5/01/32 ...................................................      294,729      297,863
      FHLMC, 5.855%, 1/01/23 ...................................................      382,267      391,490
      FHLMC, 5.869%, 3/01/32 ...................................................    1,024,505    1,043,295
      FHLMC, 5.875%, 11/01/16 ..................................................      365,344      372,729


                               54 | Annual Report

Franklin Investors Securities Trust

                                                                                    PRINCIPAL
      FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT        VALUE
      --------------------------------------------------------------------------   -----------   -----------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
      FHLMC, 5.902%, 11/01/25 ..................................................   $ 3,627,401   $ 3,645,212
      FHLMC, 5.916%, 12/01/30 ..................................................     1,064,192     1,094,920
      FHLMC, 5.927%, 6/01/35 ...................................................        84,865        86,185
      FHLMC, 5.928%, 4/01/18 ...................................................       715,864       729,910
      FHLMC, 5.931%, 6/01/26 ...................................................     2,745,770     2,813,434
      FHLMC, 5.94%, 2/01/33 ....................................................       147,973       151,911
      FHLMC, 5.955%, 2/01/19 ...................................................       140,140       140,690
      FHLMC, 6.184%, 5/01/32 - 12/01/34 ........................................     7,343,916     7,395,877
      FHLMC, 6.185%, 4/01/25 ...................................................     1,276,739     1,315,585
      FHLMC, 6.188%, 3/01/32 ...................................................       277,421       282,177
      FHLMC, 6.222%, 9/01/36 ...................................................     3,449,363     3,540,232
      FHLMC, 6.228%, 12/01/32 ..................................................       146,224       148,109
      FHLMC, 6.292%, 11/01/29 ..................................................       660,779       684,409
      FHLMC, 6.328%, 11/01/35 ..................................................       446,477       464,670
      FHLMC, 6.394%, 6/01/26 ...................................................       406,013       413,782
      FHLMC, 6.402%, 12/01/16 ..................................................       238,271       242,649
      FHLMC, 6.42%, 11/01/31 ...................................................     1,550,396     1,580,658
      FHLMC, 6.422%, 10/01/25 ..................................................       446,563       455,319
      FHLMC, 6.44%, 3/01/33 ....................................................        61,079        62,025
      FHLMC, 6.462%, 5/01/26 ...................................................       176,261       180,618
      FHLMC, 6.725%, 12/01/27 ..................................................        52,020        54,019
      FHLMC, 6.762%, 12/01/21 ..................................................        39,248        41,506
                                                                                                 -----------
                                                                                                  78,513,148
                                                                                                 -----------
(a)   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 55.5%
      FNMA, 3.23%, 9/01/16 .....................................................        22,913        22,347
      FNMA, 3.62%, 8/01/16 .....................................................        75,526        74,124
      FNMA, 3.792%, 6/01/33 ....................................................     1,721,924     1,727,676
      FNMA, 3.805%, 1/01/34 ....................................................        31,206        30,919
      FNMA, 3.943%, 1/01/29 ....................................................     3,314,341     3,294,986
      FNMA, 3.947%, 5/01/18 ....................................................     4,615,588     4,603,620
      FNMA, 3.948%, 9/01/18 - 3/01/35 ..........................................    16,763,852    16,699,278
      FNMA, 3.958%, 6/01/20 ....................................................     1,212,502     1,212,433
      FNMA, 3.963%, 1/01/18 ....................................................     6,411,478     6,386,407
      FNMA, 3.974%, 8/01/26 ....................................................       119,336       118,516
      FNMA, 4.079%, 3/01/33 ....................................................     2,263,135     2,252,776
      FNMA, 4.082%, 6/01/35 ....................................................        80,845        81,128
      FNMA, 4.164%, 7/01/24 ....................................................       850,644       847,946
      FNMA, 4.238%, 1/01/35 ....................................................        36,901        37,763
      FNMA, 4.25%, 1/01/34 - 2/01/34 ...........................................        94,395        93,451
      FNMA, 4.266%, 11/01/34 ...................................................       275,214       273,430
      FNMA, 4.267%, 7/01/35 ....................................................        78,279        78,484
      FNMA, 4.268%, 5/01/36 ....................................................     1,634,780     1,628,566
      FNMA, 4.27%, 1/01/34 .....................................................        39,446        39,263
      FNMA, 4.284%, 12/01/33 - 1/01/34 .........................................       260,632       258,721
      FNMA, 4.297%, 5/01/33 ....................................................        12,251        12,275
      FNMA, 4.329%, 7/01/35 ....................................................       125,384       125,756


                               Annual Report | 55

Franklin Investors Securities Trust

                                                                                    PRINCIPAL
      FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT        VALUE
      --------------------------------------------------------------------------   -----------   -----------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
      FNMA, 4.34%, 2/01/34 .....................................................   $ 4,970,474   $ 4,948,337
      FNMA, 4.342%, 9/01/32 - 9/01/33 ..........................................     1,075,274     1,084,272
      FNMA, 4.359%, 5/01/35 ....................................................     3,847,885     3,850,103
      FNMA, 4.361%, 6/01/35 ....................................................       139,147       139,910
      FNMA, 4.363%, 5/01/36 ....................................................     2,756,923     2,746,672
      FNMA, 4.397%, 1/01/35 ....................................................       668,476       671,340
      FNMA, 4.406%, 8/01/35 ....................................................        57,633        57,612
      FNMA, 4.407%, 8/01/34 ....................................................       933,591       934,500
      FNMA, 4.42%, 10/01/34 ....................................................       200,935       201,107
      FNMA, 4.423%, 6/01/35 ....................................................       251,190       252,314
      FNMA, 4.426%, 5/01/35 ....................................................        35,288        35,439
      FNMA, 4.446%, 1/01/35 ....................................................    22,009,806    22,149,701
      FNMA, 4.469%, 1/01/19 ....................................................     1,443,758     1,434,767
      FNMA, 4.474%, 4/01/35 ....................................................    11,773,556    11,836,474
      FNMA, 4.486%, 10/01/33 ...................................................       419,972       420,710
      FNMA, 4.499%, 7/01/35 ....................................................        93,070        93,964
      FNMA, 4.50%, 3/01/34 .....................................................     1,214,460     1,219,729
      FNMA, 4.501%, 5/01/35 ....................................................       116,315       116,948
      FNMA, 4.51%, 3/01/34 .....................................................        80,703        81,404
      FNMA, 4.522%, 8/01/35 ....................................................     8,942,757     8,916,489
      FNMA, 4.533%, 6/01/33 ....................................................       203,122       205,478
      FNMA, 4.538%, 2/01/33 ....................................................       220,380       222,149
      FNMA, 4.542%, 3/01/35 ....................................................     4,433,056     4,453,398
      FNMA, 4.548%, 10/01/33 ...................................................        32,657        33,103
      FNMA, 4.553%, 2/01/35 ....................................................        36,987        37,458
      FNMA, 4.557%, 4/01/35 ....................................................       378,681       377,309
      FNMA, 4.561%, 8/01/34 ....................................................     4,163,227     4,242,169
      FNMA, 4.563%, 5/01/19 - 4/01/34 ..........................................     3,549,589     3,540,801
      FNMA, 4.579%, 6/01/33 ....................................................        70,764        70,898
      FNMA, 4.581%, 1/01/35 ....................................................     2,851,855     2,879,447
      FNMA, 4.585%, 2/01/35 ....................................................       166,951       167,063
      FNMA, 4.591%, 8/01/34 ....................................................        78,092        79,111
      FNMA, 4.60%, 10/01/33 ....................................................        30,039        30,459
      FNMA, 4.626%, 10/01/34 ...................................................    30,257,522    30,283,448
      FNMA, 4.627%, 4/01/22 ....................................................       956,827       952,386
      FNMA, 4.64%, 4/01/33 .....................................................         5,933         5,929
      FNMA, 4.658%, 4/01/34 - 10/01/35 .........................................     5,630,262     5,618,225
      FNMA, 4.665%, 10/01/33 ...................................................        84,848        86,113
      FNMA, 4.67%, 4/01/33 .....................................................       115,547       117,268
      FNMA, 4.675%, 10/01/34 ...................................................        82,697        82,842
      FNMA, 4.687%, 9/01/34 ....................................................       251,575       252,743
      FNMA, 4.694%, 10/01/34 ...................................................       243,650       244,287
      FNMA, 4.70%, 9/01/32 .....................................................       997,322       997,658
      FNMA, 4.708%, 1/01/19 ....................................................       370,971       371,012
      FNMA, 4.721%, 8/01/33 - 7/01/34 ..........................................       211,648       211,644
      FNMA, 4.74%, 8/01/33 .....................................................     1,238,783     1,238,019
      FNMA, 4.743%, 10/01/34 ...................................................       943,398       955,299


                               56 | Annual Report

Franklin Investors Securities Trust

                                                                                    PRINCIPAL
      FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT        VALUE
      --------------------------------------------------------------------------   -----------   -----------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
      FNMA, 4.761%, 11/01/32 - 9/01/35 .........................................   $ 3,780,084   $ 3,777,984
      FNMA, 4.766%, 1/01/16 ....................................................       615,709       622,570
      FNMA, 4.777%, 4/01/35 ....................................................     1,280,505     1,279,698
      FNMA, 4.78%, 2/01/34 .....................................................     5,924,914     5,944,078
      FNMA, 4.782%, 10/01/28 ...................................................       112,817       111,772
      FNMA, 4.783%, 7/01/33 ....................................................     4,002,276     3,999,527
      FNMA, 4.787%, 6/01/35 ....................................................    22,741,837    22,742,981
      FNMA, 4.788%, 9/01/34 ....................................................       131,178       132,123
      FNMA, 4.793%, 3/01/19 ....................................................     2,242,192     2,228,855
      FNMA, 4.797%, 9/01/34 ....................................................        77,586        78,166
      FNMA, 4.814%, 10/01/31 ...................................................       220,915       221,550
      FNMA, 4.82%, 7/01/32 .....................................................       122,195       123,806
      FNMA, 4.821%, 8/01/34 ....................................................       156,420       160,044
      FNMA, 4.829%, 8/01/34 ....................................................        65,622        65,885
      FNMA, 4.834%, 9/01/34 ....................................................        11,999        12,094
      FNMA, 4.84%, 12/01/33 ....................................................        84,361        84,877
      FNMA, 4.843%, 8/01/33 ....................................................        44,732        46,307
      FNMA, 4.845%, 8/01/34 ....................................................       106,177       106,602
      FNMA, 4.846%, 10/01/34 ...................................................       221,255       224,318
      FNMA, 4.848%, 9/01/35 ....................................................    13,350,088    13,341,886
      FNMA, 4.857%, 9/01/34 ....................................................        65,543        65,618
      FNMA, 4.861%, 9/01/34 ....................................................       161,806       162,611
      FNMA, 4.867%, 5/01/32 ....................................................       404,871       404,133
      FNMA, 4.874%, 4/01/33 ....................................................       161,389       162,125
      FNMA, 4.886%, 8/01/34 ....................................................        22,905        22,997
      FNMA, 4.893%, 4/01/19 - 9/01/32 ..........................................     1,207,862     1,204,334
      FNMA, 4.909%, 4/01/35 ....................................................       708,561       708,380
      FNMA, 4.917%, 7/01/34 ....................................................       159,430       159,506
      FNMA, 4.923%, 8/01/34 ....................................................       148,647       152,246
      FNMA, 4.929%, 8/01/34 ....................................................       372,611       380,994
      FNMA, 4.939%, 5/01/35 ....................................................     7,047,895     7,030,706
      FNMA, 4.942%, 8/01/21 ....................................................     1,764,058     1,744,073
      FNMA, 4.944%, 9/01/34 ....................................................        49,505        49,660
      FNMA, 4.967%, 10/01/32 ...................................................       774,832       790,175
      FNMA, 4.973%, 7/01/34 ....................................................       100,719       101,124
      FNMA, 4.98%, 8/01/34 .....................................................       174,078       176,849
      FNMA, 4.987%, 4/01/32 ....................................................       490,421       489,535
      FNMA, 4.99%, 4/01/18 .....................................................       134,828       134,091
      FNMA, 4.995%, 3/01/20 ....................................................     1,925,936     1,937,397
      FNMA, 4.997%, 6/01/32 ....................................................       538,754       551,680
      FNMA, 5.002%, 9/01/34 ....................................................       532,733       544,893
      FNMA, 5.008%, 12/01/20 ...................................................       190,572       191,101
      FNMA, 5.02%, 2/01/34 .....................................................       102,656       104,294
      FNMA, 5.025%, 6/01/19 ....................................................       263,731       268,443
      FNMA, 5.033%, 1/01/38 ....................................................    38,269,198    38,545,190
      FNMA, 5.034%, 5/01/19 ....................................................       247,608       250,745
      FNMA, 5.041%, 10/01/19 ...................................................       350,221       354,295


                               Annual Report | 57

Franklin Investors Securities Trust

                                                                                    PRINCIPAL
      FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT        VALUE
      --------------------------------------------------------------------------   -----------   -----------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
      FNMA, 5.048%, 6/01/31 ....................................................   $  425,233   $  434,090
      FNMA, 5.049%, 7/01/31 ....................................................       22,128       22,620
      FNMA, 5.054%, 12/01/34 ...................................................    8,237,619    8,525,281
      FNMA, 5.055%, 12/01/35 ...................................................    4,322,454    4,333,019
      FNMA, 5.065%, 3/01/22 ....................................................        1,189        1,195
      FNMA, 5.069%, 1/01/25 ....................................................    1,800,617    1,800,975
      FNMA, 5.072%, 5/01/35 ....................................................      280,948      286,367
      FNMA, 5.076%, 7/01/33 ....................................................      634,343      648,865
      FNMA, 5.092%, 9/01/34 ....................................................       29,173       29,305
      FNMA, 5.093%, 10/01/33 - 9/01/34 .........................................      770,029      781,715
      FNMA, 5.095%, 3/01/19 ....................................................      266,383      270,568
      FNMA, 5.107%, 3/01/18 ....................................................      129,036      130,182
      FNMA, 5.117%, 7/01/34 ....................................................      763,849      765,454
      FNMA, 5.119%, 12/01/17 ...................................................       93,907       94,786
      FNMA, 5.121%, 3/01/35 ....................................................        9,032        9,354
      FNMA, 5.128%, 6/01/19 - 10/01/32 .........................................      371,543      369,608
      FNMA, 5.135%, 8/01/29 ....................................................      162,308      162,686
      FNMA, 5.142%, 9/01/31 ....................................................      144,094      146,472
      FNMA, 5.15%, 5/01/35 .....................................................       26,646       26,642
      FNMA, 5.151%, 2/01/36 ....................................................    1,616,795    1,618,596
      FNMA, 5.155%, 6/01/31 - 11/01/31 .........................................      598,001      610,669
      FNMA, 5.161%, 10/01/18 ...................................................       19,567       19,706
      FNMA, 5.18%, 8/01/31 - 3/01/36 ...........................................      466,600      474,585
      FNMA, 5.183%, 11/01/36 ...................................................      536,455      540,176
      FNMA, 5.185%, 12/01/19 ...................................................      250,646      251,755
      FNMA, 5.199%, 4/01/32 ....................................................      535,288      548,576
      FNMA, 5.204%, 3/01/21 ....................................................       53,681       54,337
      FNMA, 5.21%, 9/01/15 .....................................................      426,429      434,631
      FNMA, 5.215%, 5/01/31 ....................................................      114,639      116,451
      FNMA, 5.228%, 1/01/31 ....................................................      295,861      301,130
      FNMA, 5.229%, 3/01/20 ....................................................      116,186      116,417
      FNMA, 5.24%, 10/01/22 ....................................................      471,932      472,466
      FNMA, 5.245%, 12/01/20 ...................................................      263,137      266,156
      FNMA, 5.246%, 6/01/32 ....................................................      364,092      381,775
      FNMA, 5.249%, 11/01/34 ...................................................      250,643      253,829
      FNMA, 5.25%, 10/01/30 ....................................................      258,314      260,204
      FNMA, 5.262%, 9/01/32 ....................................................      536,313      540,322
      FNMA, 5.265%, 6/01/27 ....................................................      396,578      396,800
      FNMA, 5.271%, 2/01/16 ....................................................      286,063      289,237
      FNMA, 5.28%, 3/01/35 .....................................................       22,117       22,536
      FNMA, 5.288%, 5/01/36 ....................................................      119,562      120,924
      FNMA, 5.299%, 4/01/27 ....................................................    2,496,469    2,594,324
      FNMA, 5.307%, 3/01/36 ....................................................      750,262      759,534
      FNMA, 5.31%, 8/01/32 - 12/01/34 ..........................................      347,190      353,014
      FNMA, 5.311%, 1/01/34 ....................................................      641,888      657,462
      FNMA, 5.321%, 5/01/29 ....................................................      143,520      144,623
      FNMA, 5.328%, 5/01/29 ....................................................      216,325      215,902


                               58 | Annual Report

Franklin Investors Securities Trust

                                                                                    PRINCIPAL
      FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT        VALUE
      --------------------------------------------------------------------------   ----------   ------------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
      FNMA, 5.334%, 1/01/29 - 10/01/35 .........................................   $  658,661   $  668,946
      FNMA, 5.336%, 5/01/32 ....................................................      636,014      654,908
      FNMA, 5.338%, 11/01/20 ...................................................      155,438      157,479
      FNMA, 5.34%, 3/01/32 - 5/01/32 ...........................................      631,800      635,718
      FNMA, 5.341%, 9/01/22 ....................................................      854,191      860,153
      FNMA, 5.345%, 3/01/28 - 9/01/39 ..........................................      718,017      726,299
      FNMA, 5.347%, 6/01/19 ....................................................       94,272       94,899
      FNMA, 5.348%, 9/01/29 - 2/01/36 ..........................................      574,500      583,710
      FNMA, 5.354%, 3/01/19 ....................................................      136,293      137,079
      FNMA, 5.36%, 8/01/35 .....................................................    4,597,897    4,624,280
      FNMA, 5.381%, 10/01/24 ...................................................    5,277,062    5,464,296
      FNMA, 5.386%, 11/01/17 ...................................................    1,567,461    1,566,376
      FNMA, 5.393%, 1/01/32 ....................................................    1,095,327    1,119,676
      FNMA, 5.397%, 1/01/19 ....................................................      788,711      782,139
      FNMA, 5.402%, 2/01/31 ....................................................      146,036      146,629
      FNMA, 5.426%, 5/01/21 ....................................................      656,269      676,897
      FNMA, 5.432%, 3/01/32 ....................................................    1,060,538    1,071,402
      FNMA, 5.439%, 1/01/29 - 12/01/32 .........................................    1,090,723    1,116,528
      FNMA, 5.444%, 5/01/27 ....................................................    1,254,458    1,281,856
      FNMA, 5.449%, 1/01/31 ....................................................      724,128      737,094
      FNMA, 5.464%, 12/01/27 ...................................................      676,640      678,841
      FNMA, 5.469%, 5/01/25 ....................................................      889,947      907,170
      FNMA, 5.489%, 11/01/30 ...................................................    4,186,130    4,364,240
      FNMA, 5.491%, 10/01/37 ...................................................    8,314,464    8,404,943
      FNMA, 5.505%, 2/01/25 ....................................................      715,931      737,464
      FNMA, 5.518%, 11/01/17 ...................................................      352,687      355,433
      FNMA, 5.519%, 11/01/36 ...................................................      267,965      267,806
      FNMA, 5.539%, 7/01/26 ....................................................      731,946      737,909
      FNMA, 5.546%, 7/01/34 ....................................................      322,580      324,661
      FNMA, 5.598%, 9/01/25 ....................................................      355,826      357,193
      FNMA, 5.601%, 4/01/30 ....................................................      497,466      503,026
      FNMA, 5.606%, 2/01/29 ....................................................      238,837      241,273
      FNMA, 5.61%, 1/01/37 .....................................................    2,116,139    2,128,371
      FNMA, 5.638%, 1/01/19 ....................................................      301,809      303,898
      FNMA, 5.645%, 11/01/31 ...................................................      300,123      298,458
      FNMA, 5.647%, 11/01/31 ...................................................      158,060      158,995
      FNMA, 5.661%, 10/01/14 ...................................................       68,581       69,416
      FNMA, 5.676%, 12/01/19 ...................................................      553,569      557,921
      FNMA, 5.684%, 2/01/32 ....................................................      610,032      609,737
      FNMA, 5.688%, 11/01/27 ...................................................       74,004       74,329
      FNMA, 5.72%, 5/01/19 .....................................................      250,410      252,495
      FNMA, 5.722%, 5/01/36 ....................................................    7,770,176    7,967,053
      FNMA, 5.739%, 6/01/19 ....................................................      290,940      289,324
      FNMA, 5.788%, 2/01/18 - 12/01/24 .........................................      658,872      680,690
      FNMA, 5.791%, 8/01/28 ....................................................    1,253,421    1,262,850
      FNMA, 5.796%, 6/01/29 ....................................................      674,436      702,150
      FNMA, 5.823%, 6/01/35 ....................................................      280,385      284,584
      FNMA, 5.827%, 11/01/33 ...................................................      445,105      453,009


                               Annual Report | 59

Franklin Investors Securities Trust

                                                                                    PRINCIPAL
      FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT        VALUE
      --------------------------------------------------------------------------   -----------   ------------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
      FNMA, 5.837%, 11/01/26 ...................................................   $    78,928         80,607
      FNMA, 5.861%, 9/01/29 ....................................................       267,283   $    272,950
      FNMA, 5.875%, 1/01/17 ....................................................       550,608        555,995
      FNMA, 5.886%, 6/01/28 ....................................................     1,906,900      1,996,561
      FNMA, 5.892%, 2/01/35 ....................................................         7,720          7,734
      FNMA, 5.918%, 3/01/35 ....................................................        29,370         29,491
      FNMA, 5.935%, 1/01/35 ....................................................       318,925        321,864
      FNMA, 5.944%, 4/01/19 ....................................................       564,473        568,350
      FNMA, 5.947%, 1/01/35 ....................................................       187,938        190,065
      FNMA, 5.975%, 5/01/25 ....................................................       599,810        620,463
      FNMA, 6.012%, 6/01/19 ....................................................       187,368        191,304
      FNMA, 6.02%, 7/01/17 .....................................................       773,171        772,422
      FNMA, 6.04%, 12/01/18 ....................................................       153,689        156,885
      FNMA, 6.047%, 2/01/30 ....................................................       216,030        223,113
      FNMA, 6.052%, 3/01/33 ....................................................        88,778         89,189
      FNMA, 6.068%, 4/01/31 ....................................................     1,124,816      1,140,349
      FNMA, 6.074%, 2/01/19 ....................................................       257,408        260,507
      FNMA, 6.123%, 3/01/20 ....................................................        90,103         92,673
      FNMA, 6.125%, 2/01/33 ....................................................       121,257        123,367
      FNMA, 6.142%, 3/01/33 ....................................................     1,444,692      1,451,640
      FNMA, 6.161%, 8/01/36 ....................................................    20,640,337     21,012,082
      FNMA, 6.197%, 5/01/21 ....................................................       301,438        308,823
      FNMA, 6.217%, 2/01/35 ....................................................        23,016         23,281
      FNMA, 6.243%, 6/01/36 - 9/01/36 ..........................................     5,495,109      5,587,085
      FNMA, 6.26%, 12/01/32 ....................................................     1,218,496      1,230,306
      FNMA, 6.322%, 11/01/18 ...................................................        93,492         96,654
      FNMA, 6.326%, 5/01/28 ....................................................       448,696        461,775
      FNMA, 6.345%, 12/01/33 ...................................................       602,379        615,077
      FNMA, 6.352%, 1/01/37 ....................................................       784,536        796,064
      FNMA, 6.48%, 8/01/22 .....................................................        62,413         65,143
      FNMA, 6.52%, 3/01/32 .....................................................       164,643        168,074
      FNMA, 6.603%, 6/01/17 ....................................................         3,688          3,763
      FNMA, 6.662%, 7/01/24 ....................................................       252,898        261,994
      FNMA, 6.669%, 3/01/26 ....................................................       709,210        744,123
      FNMA, 6.727%, 1/01/26 ....................................................       566,720        585,369
      FNMA, 6.835%, 10/01/17 ...................................................       196,428        202,537
      FNMA, 6.942%, 12/01/17 ...................................................       135,591        139,379
      FNMA, 6.989%, 2/01/20 ....................................................       475,110        478,431
      FNMA, 7.687%, 3/01/25 ....................................................       134,072        138,765
                                                                                                 ------------
                                                                                                  401,638,869
                                                                                                 ------------
(a)   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 3.6%
      GNMA, 4.625%, 7/20/21 - 9/20/31 ..........................................     6,778,831      6,820,280
      GNMA, 5.125%, 10/20/23 - 10/20/26 ........................................     7,758,793      7,803,658
      GNMA, 5.375%, 4/20/22 - 6/20/31 ..........................................    11,389,109     11,443,278
                                                                                                 ------------
                                                                                                   26,067,216
                                                                                                 ------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $508,702,578) ...........................                  506,219,233
                                                                                                 ------------


                               60 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

                                                                                    PRINCIPAL
      FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT          VALUE
      --------------------------------------------------------------------------   ------------   ------------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
         (COST $56,371) 0.0%(b)
      FINANCE 0.0%(b)
(a)   Travelers Mortgage Services Inc., 1998-5A, A, FRN, 5.023%, 12/25/18 ......   $    55,418    $     43,226
                                                                                                  ------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $508,758,949) ......                   506,262,459
                                                                                                  ------------

                                                                                      SHARES
                                                                                   ------------
      SHORT TERM INVESTMENTS 28.2%
      MONEY MARKET FUNDS (COST $35,724,785) 4.9%
(c)   Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% .....    35,724,785      35,724,785
                                                                                                  ------------

                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                   ------------
      REPURCHASE AGREEMENTS (COST $168,129,385) 23.3%
(d)   Joint Repurchase Agreement, 0.159%, 11/03/08 (Maturity Value
         $168,131,607) .........................................................   $168,129,385    168,129,385
      ABN AMRO Bank NV, New York Branch (Maturity Value $20,972,737)
      Banc of America Securities LLC (Maturity Value $23,410,645)
      Barclays Capital Inc. (Maturity Value $20,972,737)
      BNP Paribas Securities Corp. (Maturity Value $23,410,645)
      Credit Suisse Securities (USA) LLC (Maturity Value $20,972,737)
      Deutsche Bank Securities Inc. (Maturity Value $25,226,465)
      Dresdner Kleinwort Securities LLC (Maturity Value $9,754,996)
      UBS Securities LLC (Maturity Value $23,410,645)
         Collateralized by U.S. Government Agency Securities, 2.22% - 5.00%,
            11/21/08 - 4/01/13;
(e)               U.S. Government Agency Discount Notes, 11/28/08 - 1/30/09;
(e)               U.S. Treasury Bills, 10/22/09; and U.S. Treasury Notes,
                  3.50% - 475%, 2/28/09 - 11/15/09
                                                                                                  ------------
      TOTAL SHORT TERM INVESTMENTS (COST $203,854,170) .........................                   203,854,170
                                                                                                  ------------
      TOTAL INVESTMENTS (COST $712,613,119) 98.2% ..............................                   710,116,629
      OTHER ASSETS, LESS LIABILITIES 1.8% ......................................                    12,956,725
                                                                                                  ------------
      NET ASSETS 100.0% ........................................................                  $723,073,354
                                                                                                  ============

See Selected Portfolio Abbreviations on page 105.

(a)  The coupon rate shown represents the rate at period end.

(b)  Rounds to less than 0.1% of net assets.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(c) regarding joint repurchase agreement.

(e)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 61

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                                        YEAR ENDED OCTOBER 31,
                                                                       -------------------------------------------------------
CLASS A                                                                  2008        2007        2006        2005       2004
---------------------------------------------------------------------- --------   ----------  ----------  ----------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................... $   9.81   $    10.06  $    10.11  $    10.13  $  10.03
                                                                       --------   ----------  ----------  ----------  --------
Income from investment operations(a):
   Net investment income .............................................    0.478        0.645       0.599       0.416     0.281
   Net realized and unrealized gains (losses) ........................   (2.152)      (0.249)     (0.048)     (0.018)    0.102
                                                                       --------   ----------  ----------  ----------  --------
Total from investment operations .....................................   (1.674)       0.396       0.551       0.398     0.383
                                                                       --------   ----------  ----------  ----------  --------
Less distributions from net investment income ........................   (0.476)      (0.646)     (0.601)     (0.418)   (0.283)
                                                                       --------   ----------  ----------  ----------  --------
Redemption fees(b,c) .................................................       --           --          --          --        --
                                                                       --------   ----------  ----------  ----------  --------
Net asset value, end of year ......................................... $   7.66   $     9.81  $    10.06  $    10.11  $  10.13
                                                                       ========   ==========  ==========  ==========  ========
Total return(d) ......................................................   (17.75)%       4.02%       5.59%       4.00%     3.87%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ..........................................................     0.93%        0.89%       0.87%       0.89%     0.94%
Net investment income ................................................     5.23%        6.44%       5.94%       4.26%     2.71%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................... $796,384   $1,375,871  $1,742,514  $1,890,591  $615,002
Portfolio turnover rate ..............................................    31.59%       69.25%      74.56%      77.13%    50.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               62 | Annual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                                  YEAR ENDED OCTOBER 31,
                                                                       --------------------------------------------
CLASS B                                                                  2008      2007     2006     2005     2004
---------------------------------------------------------------------- -------   -------  -------  -------  -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................... $  9.80   $ 10.06  $ 10.10  $ 10.12  $ 10.02
                                                                       -------   -------  -------  -------  -------
Income from investment operations(a):
   Net investment income .............................................   0.400     0.567    0.524    0.339    0.207
   Net realized and unrealized gains (losses) ........................  (2.133)   (0.254)  (0.037)  (0.015)   0.105
                                                                       -------   -------  -------  -------  -------
Total from investment operations .....................................  (1.733)    0.313    0.487    0.324    0.312
                                                                       -------   -------  -------  -------  -------
Less distributions from net investment income ........................  (0.407)   (0.573)  (0.527)  (0.344)  (0.212)
                                                                       -------   -------  -------  -------  -------
Redemption fees(b,c) .................................................      --        --       --       --       --
                                                                       -------   -------  -------  -------  -------
Net asset value, end of year ......................................... $  7.66   $  9.80  $ 10.06  $ 10.10  $ 10.12
                                                                       =======   =======  =======  =======  =======
Total return(d) ......................................................  (18.28)%    3.17%    4.93%    3.25%    3.14%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ..........................................................    1.67%     1.61%    1.60%    1.62%    1.68%
Net investment income ................................................    4.49%     5.72%    5.21%    3.53%    1.97%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................... $17,481   $39,548  $60,972  $65,687  $69,331
Portfolio turnover rate ..............................................   31.59%    69.25%   74.56%   77.13%   50.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 63

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                                     YEAR ENDED OCTOBER 31,
                                                                       -------------------------------------------------
CLASS C                                                                  2008       2007      2006      2005      2004
---------------------------------------------------------------------- --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................... $   9.81   $  10.07  $  10.11  $  10.13  $  10.03
                                                                       --------   --------  --------  --------  --------
Income from investment operations(a):
   Net investment income .............................................    0.441      0.605     0.561     0.373     0.239
   Net realized and unrealized gains (losses) ........................   (2.140)    (0.259)   (0.039)   (0.015)    0.102
                                                                       --------   --------  --------  --------  --------
Total from investment operations .....................................   (1.699)     0.346     0.522     0.358     0.341
                                                                       --------   --------  --------  --------  --------
Less distributions from net investment income ........................   (0.441)    (0.606)   (0.562)   (0.378)   (0.241)
                                                                       --------   --------  --------  --------  --------
Redemption fees(b,c) .................................................       --         --        --        --        --
                                                                       --------   --------  --------  --------  --------
Net asset value, end of year ......................................... $   7.67   $   9.81  $  10.07  $  10.11  $  10.13
                                                                       ========   ========  ========  ========  ========
Total return(d) ......................................................   (17.96)%     3.50%     5.29%     3.59%     3.44%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ..........................................................     1.32%      1.29%     1.26%     1.29%     1.34%
Net investment income ................................................     4.84%      6.04%     5.55%     3.86%     2.31%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................... $188,240   $382,911  $380,599  $331,218  $270,104
Portfolio turnover rate ..............................................    31.59%     69.25%    74.56%    77.13%    50.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               64 | Annual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                                     YEAR ENDED OCTOBER 31,
                                                                        --------------------------------------------
ADVISOR CLASS                                                             2008      2007     2006     2005    2004
----------------------------------------------------------------------  -------   -------  -------  -------  -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................  $  9.81   $ 10.08  $ 10.12  $ 10.13  $ 10.04
                                                                        -------   -------  -------  -------  -------
Income from investment operations(a):
   Net investment income .............................................    0.500     0.671    0.630    0.438    0.307
   Net realized and unrealized gains (losses) ........................   (2.150)   (0.269)  (0.043)  (0.004)   0.092
                                                                        -------   -------  -------  -------  -------
Total from investment operations .....................................   (1.650)    0.402    0.587    0.434    0.399
                                                                        -------   -------  -------  -------  -------
Less distributions from net investment income ........................   (0.500)   (0.672)  (0.627)  (0.444)  (0.309)
                                                                        -------   -------  -------  -------  -------
Redemption fees(b,c) .................................................       --        --       --       --       --
                                                                        -------   -------  -------  -------  -------
Net asset value, end of year .........................................  $  7.66   $  9.81  $ 10.08  $ 10.12  $ 10.13
                                                                        =======   =======  =======  =======  =======
Total return .........................................................   (17.54)%    4.08%    5.96%    4.37%    4.03%
RATIOS TO AVERAGE NET ASSETS
Expenses(d) ..........................................................     0.68%     0.64%    0.62%    0.64%    0.69%
Net investment income ................................................     5.48%     6.69%    6.19%    4.51%    2.96%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $91,831   $85,416  $94,185  $38,822  $37,810
Portfolio turnover rate ..............................................    31.59%    69.25%   74.56%   77.13%   50.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 65

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY        AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS 86.3%
      AEROSPACE & DEFENSE 2.6%
      BE Aerospace Inc., Term Loan B, 5.87% - 6.52%, 7/28/14 ...................   United States   $ 4,887,750   $ 4,496,730
      Hawker Beechcraft Inc.,
         Synthetic L/C, 5.762%, 3/26/14 ........................................   United States       405,588       263,342
         Term Loan B, 5.762%, 3/26/14 ..........................................   United States     6,924,737     4,496,135
      ILC Industries Inc., June 2006 Term Loan, 5.118%, 2/24/12.................   United States     2,359,688     2,277,099
      L-1 Identity Solutions Operating Co., Term Loan B, 7.50%, 8/05/13 ........   United States     1,800,000     1,606,500
      Spirit Aerosystems Inc. (Onex Wind Finance LP), Term B-1 Loan, 6.50%,
         12/31/11 ..............................................................   United States     6,020,714     5,132,658
      TransDigm Inc., Term Loan B, 5.21%, 6/23/13 ..............................   United States    10,715,000     8,210,369
      Vought Aircraft Industries Inc., L/C Term Loan, 5.164%, 12/22/10 .........   United States     2,500,000     1,875,000
                                                                                                                 -----------
                                                                                                                  28,357,833
                                                                                                                 -----------
      APPAREL, ACCESSORIES & LUXURY GOODS 0.4%
      The William Carter Co., Term Loan B, 4.618% - 4.92%, 7/14/12 .............   United States     4,981,378     4,196,811
                                                                                                                 -----------
      APPLICATION SOFTWARE 0.8%
      CCC Information Services Group Inc., Term Loan B, 6.02%, 2/10/13..........   United States     1,417,999     1,141,489
      Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien Term Loan,
         5.171%, 10/26/12 ......................................................   United States     4,987,562     3,241,916
      SunGard Data Systems Inc.,
            Incremental Term Loan, 6.75%, 2/28/14 ..............................   United States     2,700,000     2,233,197
            New U.S. Term Loan, 4.553%, 2/28/14 ................................   United States     1,802,902     1,389,522
                                                                                                                 -----------
                                                                                                                   8,006,124
                                                                                                                 -----------
      ASSET MANAGEMENT & CUSTODY BANKS 0.2%
      Nuveen Investments Inc., Term Loan B, 6.118% - 6.769%, 11/13/14 ..........   United States     4,274,261     2,464,825
                                                                                                                 -----------
      AUTO PARTS & EQUIPMENT 3.8%
      Affinia Group Inc., Term Loan B, 6.42%, 11/30/11 .........................   United States     6,339,369     4,532,649
      Cooper Standard Automotive Inc.,
            Term Loan B, 6.313%, 12/23/11 ......................................       Canada        2,562,588     1,787,405
            Term Loan C, 6.313%, 12/23/11 ......................................   United States     6,628,478     4,623,363
      Dayco Products LLC (Mark IV), Replacement Term Loan, 7.65% - 8.48%,
         6/23/11 ...............................................................   United States     7,956,921     2,705,353
      Federal-Mogul Corp.,
            Term Loan B, 4.938% - 6.528%, 12/27/14 .............................   United States    16,442,221    10,009,202
            Term Loan C, 4.938% - 6.238%, 12/27/15 .............................   United States       591,690       360,191
      Key Safety Systems Inc., Term Loan B, 5.469% - 6.753%, 3/10/14 ...........   United States    13,500,736     8,032,938
      Tenneco Inc., Synthetic L/C, 5.503%, 3/16/14 .............................   United States     6,463,122     5,041,235
      TRW Automotive Inc., Tranche B-1 Term Loan, 4.625% - 5.813%,
         2/09/14 ...............................................................   United States     2,824,468     2,226,622
      United Components Inc., Term Loan D, 4.81%, 6/29/12 ......................   United States     3,377,245     2,570,928
                                                                                                                 -----------
                                                                                                                  41,889,886
                                                                                                                 -----------
      BROADCASTING 4.3%
      Citadel Broadcasting Corp., Term Loan B, 4.625% - 5.395%, 6/12/14.........   United States    14,882,075     8,110,731
      Discovery Communications Inc., Term Loan B, 5.762%, 5/14/14 ..............   United States     8,097,500     6,712,828
      Entravision Communications Corp., Term Loan B, 6.38%, 3/29/13 ............   United States    14,512,667     9,965,369
      Gray Television Inc., Term Loan B, 4.25% - 5.65%, 12/31/14 ...............   United States     7,366,287     4,198,783
      LBI Media Inc., Term Loan B, 4.618%, 3/31/12 .............................   United States       975,000       614,250


                               66 | Annual Report

Franklin Investors Securities Trust

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      BROADCASTING (CONTINUED)
      Mission Broadcasting Inc., Term Loan B, 5.512%, 10/01/12 .................   United States   $ 3,851,340   $ 2,676,681
      Nexstar Broadcasting Inc., Term Loan B, 5.512%, 10/01/12 .................   United States     3,644,586     2,532,988
      Univision Communications Inc., Initial Term Loan, 5.25%, 9/29/14 .........   United States    21,500,000    11,685,250
                                                                                                                 -----------
                                                                                                                  46,496,880
                                                                                                                 -----------
      BUILDING PRODUCTS 0.7%
      Goodman Global Holdings, Inc., Term Loan B, 7.708%, 2/13/14 ..............   United States     3,825,000     3,126,937
      NCI Building Systems Inc., Term Loan B, 4.72% - 6.25%, 6/18/10 ..........    United States     5,176,516     4,400,039
                                                                                                                 -----------
                                                                                                                   7,526,976
                                                                                                                 -----------
      CABLE & SATELLITE 5.6%
      Charter Communications Operating LLC,
            Incremental Term Loan, 8.77%, 3/06/14 ..............................   United States     4,482,488     3,763,420
            Term Loan, 5.47% - 5.50%, 3/06/14 ..................................   United States     8,217,687     6,187,663
      CSC Holdings Inc. (Cablevision), Incremental Term Loan, 4.569%,
         3/29/13 ...............................................................   United States    13,666,737    11,880,303
      DIRECTV Holdings LLC,
            Term Loan B, 4.618%, 4/13/13 .......................................   United States     2,490,487     2,215,841
            Term Loan C, 5.25% - 5.368%, 4/13/13 ...............................   United States     8,920,125     8,173,064
      Insight Midwest Holdings, Term Loan B, 5.93%, 4/02/14.....................   United States     9,487,500     7,510,941
      MCC Iowa,
            Term Loan E, 6.50%, 1/03/16 ........................................   United States     2,493,750     2,061,501
            Tranche D-1 Term Loan, 3.89%, 1/31/15 ..............................   United States     6,148,955     4,473,365
            Tranche D-2 Term Loan, 3.89%, 1/31/15 ..............................   United States       977,128       710,861
      Mediacom LLC, Term Loan C, 3.64%, 1/31/15 ................................   United States     2,724,176     1,981,838
      UPC Financing Partnership, Term Loan N, 5.47%, 12/31/14 ..................    Netherlands     13,500,000     9,686,250
      Virgin Media Dover LLC (NTL Dover LLC), Tranche B4, 5.834%,
         9/03/12 ...............................................................   United States     3,953,108     2,737,527
                                                                                                                 -----------
                                                                                                                  61,382,574
                                                                                                                 -----------
      CASINOS & GAMING 2.1%
      Ameristar Casinos Inc., Term Loan B, 5.769%, 11/10/12 ....................   United States     4,575,068     2,630,664
      Green Valley Ranch Gaming LLC, Term Loan B, 5.00%, 2/16/14................   United States     2,834,246     1,417,123
      Las Vegas Sands LLC,
            Delayed Draw I Term Loan, 5.52%, 5/23/14 ...........................   United States     1,789,280     1,029,283
            Term Loan B, 5.52%, 5/23/14 ........................................   United States     6,915,255     3,978,000
      Penn National Gaming Inc.,
            Term Loan A, 4.72%, 10/03/11 .......................................   United States     2,027,907     1,708,512
            Term Loan B, 4.55% - 5.29%, 10/03/12 ...............................   United States     2,533,497     2,118,285
      VML U.S. Finance LLC (Venetian Macau),
            Delayed Draw, 6.02%, 5/25/12 .......................................       Macau         4,785,438     3,074,644
            New Project Term Loans, 6.02%, 5/25/13..............................       Macau         6,032,721     3,876,023
            Term Loan B, 6.02%, 5/25/13 ........................................       Macau         4,431,841     2,847,458
                                                                                                                 -----------
                                                                                                                  22,679,992
                                                                                                                 -----------
      COAL & CONSUMABLE FUELS 0.2%
      Alpha Natural Resources LLC, Term Loan B, 5.563%, 10/26/12 ...............   United States     2,664,489     2,467,983
                                                                                                                 -----------


                               Annual Report | 67

Franklin Investors Securities Trust

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY       AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      COMMERCIAL PRINTING 0.2%
      Cenveo Corp.,
            Delayed Draw Term Loan, 4.954%, 6/21/13.............................   United States   $    24,480   $    18,482
            Term Loan C, 4.954%, 6/21/13........................................   United States     2,473,758     1,867,688
                                                                                                                 -----------
                                                                                                                   1,886,170
                                                                                                                 -----------
      COMMODITY CHEMICALS 0.7%
      Lyondell Chemical Co.,
            Tranche B-1, 8.044%, 12/20/14.......................................   United States     3,482,500     2,094,236
            Tranche B-2, 8.044%, 12/20/14.......................................   United States     8,759,741     5,270,447
                                                                                                                 -----------
                                                                                                                   7,364,683
                                                                                                                 -----------
      COMMUNICATIONS EQUIPMENT 0.4%
      CommScope Inc., Term Loan B, 5.50% - 6.262%, 12/26/14.....................   United States     5,723,010     4,406,717
                                                                                                                 -----------
      CONSTRUCTION & ENGINEERING 0.3%
      CONTECH Construction Products Inc., Term Loan B, 5.00%, 1/31/13...........   United States     5,289,135     3,530,498
                                                                                                                 -----------
      CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 1.1%
      Oshkosh Truck Corp.,
            Term Loan A, 4.62% - 6.09%, 12/06/11................................   United States     1,937,500     1,627,500
            Term Loan B, 4.32% - 6.09%, 12/06/13................................   United States    15,376,937    10,725,413
                                                                                                                 -----------
                                                                                                                  12,352,913
                                                                                                                 -----------
      CONSTRUCTION MATERIALS 0.3%
      Headwaters Inc., Term Loan B, 8.27%, 4/30/11..............................   United States     3,222,250     2,932,247
                                                                                                                 -----------
      DATA PROCESSING & OUTSOURCED SERVICES 2.7%
      Affiliated Computer Services Inc.,
            Additional Term Loan, 5.00% - 6.513%, 3/20/13.......................   United States     5,409,895     4,581,505
            Term Loan B, 5.259%, 3/20/13........................................   United States     2,327,071     1,970,739
      Emdeon Business Services LLC, First Lien Term Loan, 4.81% - 5.762%,
         11/16/13...............................................................   United States     3,778,411     2,852,700
      First Data Corp.,
            Term Loan B-2, 5.948% - 6.512%, 9/24/14.............................   United States       671,437       497,103
            Term Loan B-3, 5.948% - 6.512%, 9/24/14.............................   United States     2,859,825     2,109,121
      infoGROUP Inc.,
            2006 Term Loan, 5.77%, 2/10/12......................................   United States     4,573,851     4,024,989
            2007 Term Loan, 5.77%, 2/10/12......................................   United States     2,947,500     2,593,800
      Lender Processing Services Inc., Term Loan B, 5.618%, 7/02/14.............   United States     4,887,750     4,496,730
      Metavante Corp., Term Loan B, 4.551%, 11/01/14............................   United States     8,259,734     6,772,982
                                                                                                                 -----------
                                                                                                                  29,899,669
                                                                                                                 -----------
      DISTILLERS & VINTNERS 0.5%
      Constellation Brands Inc., Term Loan B, 4.313% - 5.25%, 6/05/13...........   United States     6,640,904     5,799,169
                                                                                                                 -----------
      DIVERSIFIED CHEMICALS 2.7%
      Celanese U.S. Holdings LLC, Dollar Term Loan, 5.553%, 4/02/14.............   United States    10,908,493     8,867,045
      Huntsman International LLC, Term Loan B, 4.969%, 4/19/14..................   United States    11,086,647     9,641,425
      Ineos U.S. Finance LLC,
            Term Loan B2, 5.727% - 5.952%, 12/16/13.............................   United States     5,639,848     3,139,517
            Term Loan C2, 6.227% - 6.452%, 12/23/14.............................   United States     5,639,848     3,087,817


                               68 | Annual Report

Franklin Investors Securities Trust

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY       AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      DIVERSIFIED CHEMICALS (CONTINUED)
      Invista Canada Co., Term Loan B2, 4.921%, 4/29/11.........................       Canada      $ 1,411,970   $ 1,171,935
      Invista SARL, Term Loan B1, 4.921%, 4/29/11...............................     Luxembourg      4,892,941     4,061,141
                                                                                                                 -----------
                                                                                                                  29,968,880
                                                                                                                 -----------
      DIVERSIFIED REAL ESTATE ACTIVITIES 0.3%
      CB Richard Ellis Services Inc., Term Loan B, 4.50% - 5.251%,
         12/20/13...............................................................   United States     6,323,369     3,825,638
                                                                                                                 -----------
      DIVERSIFIED SUPPORT SERVICES 2.0%
      ARAMARK Corp.,
            Synthetic L/C, 2.427%, 1/26/14......................................   United States       814,219       683,741
            Term Loan B, 5.637%, 1/26/14........................................   United States    12,748,724    10,705,741
      Language Lines Inc., Term Loan B, 7.02%, 6/11/11..........................   United States     3,771,853     3,187,216
      West Corp.,
            Term Loan B-2, 5.594% - 5.75%, 10/24/13.............................   United States    10,341,669     6,696,231
            Term Loan B-3, 8.00%, 10/24/13......................................   United States       995,000       736,300
                                                                                                                 -----------
                                                                                                                  22,009,229
                                                                                                                 -----------
      EDUCATION SERVICES 1.1%
      Bright Horizons Family Solution Inc., Term Loan B, 7.00% - 7.50%,
         5/21/15................................................................   United States     6,182,000     4,924,995
      Education Management LLC, Term Loan C, 5.563%, 6/01/13....................   United States     7,800,780     5,499,550
      Laureate Education Inc.,
            Closing Date Term Loan, 7.001%, 8/17/14.............................   United States     1,756,948     1,256,218
            Delayed Draw Term Loan, 3.25% - 7.00%, 8/17/14......................   United States       262,918       187,986
                                                                                                                 -----------
                                                                                                                  11,868,749
                                                                                                                 -----------
      ELECTRICAL COMPONENTS & EQUIPMENT 0.3%
      Baldor Electric Co., Term Loan B, 4.875% - 5.25%, 1/31/14.................   United States     4,656,510     3,793,114
                                                                                                                 -----------
      ELECTRONIC EQUIPMENT & INSTRUMENTS 0.9%
(d)   Brocade Communications Systems Inc., Term Loan, 7.00%, 10/07/13...........   United States     3,800,000     3,529,250
      Sensus Metering Systems Inc., Term Loan B1, 4.81% - 6.00%,
         12/17/10...............................................................   United States     6,747,701     6,241,623
                                                                                                                 -----------
                                                                                                                   9,770,873
                                                                                                                 -----------
      ELECTRONIC MANUFACTURING SERVICES 0.7%
      FCI USA,
         Term Loan B1, 6.47%, 11/01/13..........................................   United States     2,641,850     2,139,898
         Term Loan C1, 6.47%, 11/03/14..........................................   United States     2,641,850     2,156,859
      Flextronics International USA Inc.,
         Term Loan A, 6.133% - 7.069%, 10/01/14.................................   United States     2,986,583     2,292,203
         Term Loan A-1, 7.069%, 10/01/14........................................   United States       858,214       658,679
                                                                                                                 -----------
                                                                                                                   7,247,639
                                                                                                                 -----------
      ENVIRONMENTAL & FACILITIES SERVICES 2.1%
      Allied Waste North America Inc.,
            Credit Link, 4.135%, 3/28/14........................................   United States     4,597,363     4,398,146
            Term Loan B, 4.06% - 5.55%, 3/28/14.................................   United States     6,433,190     6,154,421
      Duratek Inc. (EnergySolutions), Term Loan B, 5.47%, 6/07/13...............   United States     2,017,937     1,442,825


                               Annual Report | 69

Franklin Investors Securities Trust

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY       AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      ENVIRONMENTAL & FACILITIES SERVICES (CONTINUED)
      EnergySolutions LLC,
            Synthetic L/C, 3.76%, 6/07/13 ......................................   United States   $   269,683   $   192,824
            Synthetic L/C (Add-On), 3.76%, 6/07/13 .............................   United States     1,830,189     1,308,585
            Term Loan B, 5.47%, 6/07/13 ........................................   United States     4,206,005     3,007,293
(e)   EnviroSolutions Inc., Initial Term Loan, PIK, 12.042%, 7/07/12............   United States     6,154,569     4,569,767
      Safety-Kleen Systems Inc.,
            Synthetic L/C, 3.75%, 8/02/13 ......................................   United States       528,814       471,178
            Term Loan B, 5.50%, 8/02/13 ........................................   United States     1,986,576     1,770,059
                                                                                                                 -----------
                                                                                                                  23,315,098
                                                                                                                 -----------
      FOOD DISTRIBUTORS 0.5%
      Wm. Wrigley Jr. Co., Term Loan B, 7.75%, 8/15/14 .........................   United States     5,700,000     5,416,425
                                                                                                                 -----------
      FOOD RETAIL 0.2%
      Pantry Inc.,
            Delayed Draw Term Loan, 4.87%, 5/14/14 .............................   United States       753,020       534,645
            Term Loan B, 4.87%, 5/14/14 ........................................   United States     2,615,706     1,857,151
                                                                                                                 -----------
                                                                                                                   2,391,796
                                                                                                                 -----------
      GENERAL MERCHANDISE STORES 0.1%
      Dollar General Corp., Tranche B-1 Term Loan, 5.75% - 6.17%, 7/07/14 ......   United States     1,100,000       887,700
                                                                                                                 -----------
      HEALTH CARE EQUIPMENT 0.9%
      DJO Finance LLC, Term Loan B, 6.723% - 6.762%, 5/20/14 ...................   United States     8,684,375     6,643,547
      Fresenius SE (APP), Term Loan B2, 6.75%, 8/20/14 .........................   United States     1,155,348     1,080,251
      Fresenius SE (New Finco1), Term Loan B1, 7.50%, 8/20/14 ..................   United States     2,144,652     2,005,249
                                                                                                                 -----------
                                                                                                                   9,729,047
                                                                                                                 -----------
      HEALTH CARE FACILITIES 6.0%
      Community Health Systems Inc., Term Loan, 5.06% - 5.973%, 7/25/14 ........   United States    17,599,945    14,148,156
      HCA Inc., Term Loan B-1, 6.012%, 11/18/13 ................................   United States    17,795,698    14,730,389
      Health Management Associates Inc., Term Loan B, 5.512%, 2/28/14 ..........   United States     3,902,467     2,751,239
      HealthSouth Corp., Term Loan B, 5.50%, 3/10/13............................   United States     7,640,411     6,348,968
      Iasis Healthcare LLC,
            Delayed Draw Term Loan, 5.118%, 3/14/14 ............................   United States     2,925,894     2,369,975
            Initial Term Loan, 5.118%, 3/14/14..................................   United States     8,455,810     6,849,206
            Synthetic L/C, 4.54%, 3/14/14 ......................................   United States       782,194       633,577
      LifePoint Hospitals Inc., Term Loan B, 4.435%, 4/15/12 ...................   United States     1,956,042     1,649,188
      Psychiatric Solutions Inc., Second Additional Term Loan, 4.75% - 4.868%,
         7/01/12 ...............................................................   United States     7,566,921     6,214,334
      Vanguard Health Holding Co. II LLC, Replacement Term Loan, 5.368% -
         6.012%, 9/23/11 .......................................................   United States    11,080,859     9,460,283
                                                                                                                 -----------
                                                                                                                  65,155,315
                                                                                                                 -----------


                               70 | Annual Report

Franklin Investors Securities Trust

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY       AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      HEALTH CARE SERVICES 2.3%
      AMR Holdco/EmCare Holdco, Term Loan B, 4.817% - 5.259%, 2/10/12 ..........   United States   $ 2,315,457   $ 2,060,757
      DaVita Inc., Term Loan B-1, 4.20% - 6.32%, 10/05/12 ......................   United States    16,774,532    14,617,814
      Fresenius Medical Care Holdings Inc., Term Loan B, 4.185% - 6.125%,
         3/31/13 ...............................................................   United States     6,600,041     5,623,235
      U.S. Oncology Inc., Term Loan B, 6.178% - 6.512%, 8/20/11 ................   United States     2,575,385     2,156,885
      VICAR Operating Inc., Incremental Term Loan, 4.625%, 5/16/11 .............   United States     1,477,500     1,374,075
                                                                                                                 -----------
                                                                                                                  25,832,766
                                                                                                                 -----------
      HEALTH CARE SUPPLIES 0.8%
      Bausch and Lomb Inc.,
            (f) Delayed Draw Term Loan, 7.012%, 4/28/15 ........................   United States     1,454,990     1,180,967
                Parent Term Loan, 7.012%, 4/28/15 ..............................   United States     9,627,181     7,814,065
                                                                                                                 -----------
                                                                                                                   8,995,032
                                                                                                                 -----------
      HOME FURNISHINGS 0.4%
(f)   Sealy Mattress Co., Revolver, 5.86%, 4/06/10 .............................   United States     1,193,500     1,062,215
      Simmons Bedding Company, Term Loan D, 4.875% - 6.50%, 12/19/11 ...........   United States     4,074,053     2,892,578
                                                                                                                 -----------
                                                                                                                   3,954,793
                                                                                                                 -----------
      HOUSEHOLD PRODUCTS 0.2%
      Prestige Brands Inc., Term Loan B, 5.421% - 6.012%, 4/06/11 ..............   United States     2,240,751     1,803,804
                                                                                                                 -----------
      HOUSEWARES & SPECIALTIES 1.1%
      Jarden Corp.,
            Term Loan B1, 5.512%, 1/24/12 ......................................   United States       605,229       495,532
            Term Loan B2, 5.512%, 1/24/12 ......................................   United States     8,330,725     6,820,781
      Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 5.171%, 12/21/11 ...   United States     6,011,589     5,012,162
                                                                                                                 -----------
                                                                                                                  12,328,475
                                                                                                                 -----------
      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.6%
      Dynegy Holdings Inc.,
            Term L/C Facility, 4.62%, 4/02/13 ..................................   United States     9,211,240     6,823,990
            Term Loan B, 4.62%, 4/02/13 ........................................   United States       879,873       651,839
      NRG Energy Inc.,
            Credit Link, 2.701%, 2/01/13 .......................................   United States     5,160,706     4,494,113
            Term Loan, 5.262%, 2/01/13 .........................................   United States    10,501,104     9,144,707
      Texas Competitive Electric Holdings Co. LLC,
            Term Loan B-2, 6.303% - 7.64%, 10/10/14 ............................   United States     4,747,519     3,724,163
            Term Loan B-3, 6.303% - 7.64%, 10/10/14 ............................   United States     3,960,000     3,091,770
                                                                                                                 -----------
                                                                                                                  27,930,582
                                                                                                                 -----------
      INDUSTRIAL CONGLOMERATES 0.6%
      TriMas Co. LLC,
      Term Loan B, 5.49% - 5.766%, 8/02/13 .....................................   United States     6,857,763     5,211,900
      Tranche B-1 L/C, 4.868%, 8/02/11 .........................................   United States     1,614,858     1,227,292
                                                                                                                 -----------
                                                                                                                   6,439,192
                                                                                                                 -----------


                               Annual Report | 71

Franklin Investors Securities Trust

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY       AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      INDUSTRIAL MACHINERY 2.0%
      Bucyrus International Inc., Tranche B Dollar Term Loan, 4.291% - 5.383%,
         5/04/14 ...............................................................   United States   $ 5,476,913   $ 4,463,684
      CI Acquisition Inc. (Chart Industries), Term Loan B, 5.25%, 10/17/12 .....   United States     1,735,586     1,449,215
      Husky Injection Molding Systems Ltd. (Ontario Inc.), Term Loan, 6.762%,
         12/14/12 ..............................................................      Canada         3,275,250     2,898,596
      Mueller Water Products Inc., Term Loan B, 4.868% - 5.512%, 5/24/14 .......   United States     6,477,462     4,987,645
      RBS Global Inc. (Rexnord Corp.),
            Incremental Tranche B-2, 5.762%, 7/22/13 ...........................   United States     1,861,684     1,480,039
            Term Loan, 6.00% - 7.003%, 7/22/13 .................................   United States     8,606,557     6,885,246
                                                                                                                 -----------
                                                                                                                  22,164,425
                                                                                                                 -----------
      INTEGRATED TELECOMMUNICATION SERVICES 2.7%
      GCI Holdings Inc., Add-On Term Loan, 7.37%, 8/31/12 ......................   United States     6,118,891     5,812,946
      NTELOS Inc., Term Loan B-1, 5.37%, 8/24/11 ...............................   United States     5,908,538     5,086,265
      Wind Telecomunicazioni SpA,
            Term Loan B-2, 5.885%, 12/12/14 ....................................       Italy         4,850,000     3,748,356
            Term Loan C-2, 6.635%, 12/12/15 ....................................       Italy         4,850,000     3,787,995
      Windstream Corp., Tranche B-1, 6.05%, 7/17/13 ............................   United States    11,811,202    10,324,467
(g)   Winstar Communications Inc., DIP, 2/20/49 ................................   United States       837,576     1,298,243
                                                                                                                 -----------
                                                                                                                  30,058,272
                                                                                                                 -----------
      IT CONSULTING & OTHER SERVICES 0.6%
      Acxiom Corp., Term Loan B, 4.834% - 5.291%, 9/14/12 ......................   United States     6,497,750     4,743,358
      CACI International Inc., Term B-2 Loan, 4.32% - 5.60%, 5/03/11 ...........   United States     2,075,527     1,779,764
                                                                                                                 -----------
                                                                                                                   6,523,122
                                                                                                                 -----------
      LEISURE FACILITIES 0.4%
      24 Hour Fitness Worldwide Inc., Term Loan B, 5.62% - 6.71%, 6/08/12 ......   United States     6,137,096     4,572,137
                                                                                                                 -----------
      LEISURE PRODUCTS 0.1%
      PlayPower Inc., Term Loan B, 6.51%, 6/30/12 ..............................   United States     1,259,055     1,126,854
                                                                                                                 -----------
      LIFE & HEALTH INSURANCE 1.0%
      Conseco Inc.,
            Revolver, 0.50% - 5.00%, 6/22/09 ...................................   United States     4,000,000     2,920,000
            Term Loan, 5.00%, 10/10/13 .........................................   United States    11,554,094     7,654,587
                                                                                                                 -----------
                                                                                                                  10,574,587
                                                                                                                 -----------
      LIFE SCIENCES TOOLS & SERVICES 0.3%
(d)   Applied Biosystems Inc., Term Loan B, 7.00%, 10/31/15 ....................   United States     3,400,000     3,174,750
                                                                                                                 -----------
      METAL & GLASS CONTAINERS 0.3%
      Anchor Glass Container Corp., Term Loan, 7.50% - 7.851%, 6/20/14 .........   United States     4,409,615     3,737,149
                                                                                                                 -----------
      MOVIES & ENTERTAINMENT 1.7%
      Cinemark USA Inc., Term Loan, 4.56% - 4.93%, 10/05/13 ....................   United States     4,872,581     3,735,647
      Regal Cinemas Corp., Term Loan, 5.262%, 10/27/13 .........................   United States    15,092,951    11,411,947
      Zuffa LLC, Term Loan B, 5.813%, 6/19/15 ..................................   United States     5,735,201     3,584,501
                                                                                                                 -----------
                                                                                                                  18,732,095
                                                                                                                 -----------


                               72 | Annual Report

Franklin Investors Securities Trust

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY       AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      OFFICE SERVICES & SUPPLIES 0.1%
      Acco Brands Corp., Term Loan B, 4.561% - 6.30%, 8/17/12 ..................   United States   $ 1,941,251   $ 1,358,876
                                                                                                                 -----------
      OIL & GAS DRILLING 0.5%
      Dresser Inc., Term Loan B, 5.057% - 5.368%, 5/04/14 ......................   United States     7,794,806     5,673,161
                                                                                                                 -----------
      OIL & GAS EQUIPMENT & SERVICES 0.4%
      Helix Energy Solutions Group, Term Loan B, 5.00% - 6.75%, 7/01/13 ........   United States     5,384,266     4,415,098
                                                                                                                 -----------
      OIL & GAS EXPLORATION & PRODUCTION 0.2%
      ATP Oil and Gas Corp.,
            Tranche B-1, 8.50%, 7/15/14 ........................................   United States     1,656,757     1,259,135
            Tranche B-2, 8.50% - 8.97%, 1/15/11 ................................   United States       949,091       721,309
                                                                                                                 -----------
                                                                                                                   1,980,444
                                                                                                                 -----------
      OIL & GAS REFINING & MARKETING 0.4%
      Alon Refining Krotz Springs Inc., Term Loan, 10.75%, 7/03/14 .............   United States     1,800,000     1,575,000
      Citgo Petroleum Corp., Term Loan B, 3.391%, 11/15/12 .....................   United States     4,185,715     3,128,822
                                                                                                                 -----------
                                                                                                                   4,703,822
                                                                                                                 -----------
      PACKAGED FOODS & MEATS 1.3%
      Bumble Bee Foods LLC, Term Loan B, 5.051% - 6.885%, 5/02/12 ..............   United States     2,000,000     1,870,000
      Dean Foods Co., Term Loan B, 4.62% - 5.27%, 4/02/14 ......................   United States    13,859,955    10,442,617
      Del Monte Foods Co., Term Loan B, 4.50% - 5.041%, 2/08/12 ................   United States     1,733,429     1,543,371
                                                                                                                 -----------
                                                                                                                  13,855,988
                                                                                                                 -----------
      PAPER PACKAGING 1.1%
      Domtar Corp., Term Loan, 5.38%, 3/07/14 ..................................   United States     5,800,284     4,692,430
      Graham Packaging Co. LP, New Term Loan, 5.063% - 6.313%, 10/07/11 ........   United States     1,911,303     1,565,357
      Graphic Packaging International Inc., 2008 Incremental Term Loan,
         5.884% - 7.50%, 5/16/14 ...............................................   United States     2,956,359     2,518,448
      Rock-Tenn Co., Term Loan B, 5.75% - 5.87%, 3/05/14 .......................   United States     3,582,000     3,205,890
                                                                                                                 -----------
                                                                                                                  11,982,125
                                                                                                                 -----------
      PAPER PRODUCTS 1.7%
      Georgia-Pacific LLC,
            Additional Term Loan, 4.868% - 6.044%, 12/20/12 ....................   United States     4,330,145     3,607,253
            Term Loan B, 4.551% - 4.868%, 12/20/12 .............................   United States    11,529,444     9,604,673
      NewPage Corp., Term Loan, 7.00%, 12/22/14 ................................   United States     3,197,486     2,610,521
      Verso Paper Holdings LLC, Term Loan B, 5.512%, 8/01/13 ...................   United States     2,963,751     2,482,141
                                                                                                                 -----------
                                                                                                                  18,304,588
                                                                                                                 -----------
      PERSONAL PRODUCTS 0.9%
      Chattem Inc., Term Loan B, 6.433% - 6.569%, 1/02/13 ......................   United States     2,257,582     1,930,232
      FTD Group Inc., Term Loan B, 7.759% - 8.035%, 8/04/14 ....................   United States     6,200,000     5,518,000
      Herbalife International Inc., Term Loan B, 5.27%, 7/21/13 ................   United States     3,018,548     2,739,332
                                                                                                                 -----------
                                                                                                                  10,187,564
                                                                                                                 -----------
      PHARMACEUTICALS 0.3%
      Mylan Inc., Term Loan B, 6.625% - 7.063%, 10/02/14 .......................   United States     3,870,750     3,341,978
                                                                                                                 -----------


                               Annual Report | 73

Franklin Investors Securities Trust

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY       AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      PROPERTY & CASUALTY INSURANCE 0.1%
      Affirmative Insurance Holdings Inc., Term Loan, 6.31% - 6.92%,
         1/31/14 ...............................................................   United States   $ 1,161,388   $   842,007
                                                                                                                 -----------
      PUBLISHING 4.2%
      Canwest Mediaworks LP, Credit D, 4.81%, 7/10/14 ..........................       Canada        9,509,849     6,799,542
      Dex Media East LLC, Term Loan B, 4.82% - 5.77%, 10/24/14 .................   United States       200,000       110,000
      Dex Media West LLC, Term Loan B, 7.00% - 7.77%, 10/24/14 .................   United States     8,500,000     4,734,500
(d)   Idearc Inc., Term Loan B, 5.12% - 5.77%, 11/17/14                            United States    31,946,090    13,790,073
      Newsday LLC, Floating Rate Term Loan, 9.008%, 8/1/13 .....................   United States     5,000,000     4,200,000
      R.H. Donnelley Inc.,
            Term Loan D-1, 6.75% - 6.87%, 6/30/11 ..............................   United States     1,071,403       700,430
            Term Loan D-2, 6.75% - 7.52%, 6/30/11 ..............................   United States     7,979,953     5,068,930
      Tribune Co.,
            Term Loan B, 6.00%, 5/16/14 ........................................   United States    15,970,771     7,170,876
            Term Loan X, 7.084%, 5/18/09 .......................................   United States     1,506,743     1,185,806
      Wenner Media LLC, Term Loan B, 5.512%, 10/02/13 ..........................   United States     2,450,886     1,985,218
                                                                                                                 -----------
                                                                                                                  45,745,375
                                                                                                                 -----------
      RAILROADS 0.2%
      Kansas City Southern Railway Co., Term Loan B, 4.75% - 5.52%,
         4/26/13 ...............................................................   United States     2,810,086     2,430,724
                                                                                                                 -----------
      RESEARCH & CONSULTING SERVICES 0.9%
      Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 4.803%, 8/09/13 ........   United States    12,808,324     9,337,268
                                                                                                                 -----------
      RESTAURANTS 0.7%
      Arby's Restaurant Holdings LLC, Term Loan B, 5.25% - 6.012%,
         7/25/12 ...............................................................   United States     5,598,763     4,199,072
      OSI Restaurant Partners LLC (Outback),
            Pre-Funded Revolving Credit, 2.639%, 6/14/13 .......................   United States       524,698       275,904
            Term Loan B, 5.25%, 6/14/14 ........................................   United States     6,559,644     3,449,277
                                                                                                                 -----------
                                                                                                                   7,924,253
                                                                                                                 -----------
      RETAIL REIT'S 0.6%
      Macerich Co., Term Loan B, 4.625%, 4/25/10 ...............................   United States     7,140,000     6,247,500
                                                                                                                 -----------
      SEMICONDUCTORS 0.9%
      Fairchild Semiconductor Corp.,
            Incremental Term Loan 6.262%, 6/26/13 ..............................   United States     4,925,250     3,669,311
            Initial Term Loan, 5.262%, 6/26/13 .................................   United States     3,918,201     2,840,696
      Marvell Technology Group Ltd., Term Loan, 5.50%, 11/08/09 ................      Bermuda        3,981,375     3,483,703
                                                                                                                 -----------
                                                                                                                   9,993,710
                                                                                                                 -----------
      SPECIALIZED CONSUMER SERVICES 1.7%
      Affinion Group Inc., Term Loan B, 5.311% - 5.618%, 10/17/12 ..............   United States     6,095,901     4,861,481
      Brickman Group Holdings Inc., Term Loan B, 5.118%, 1/23/14 ...............   United States     2,750,557     2,111,712
      Protection One Inc., Term Loan C, 5.37% - 5.51%, 3/31/12 .................   United States     1,546,335     1,252,532


                               74 | Annual Report

Franklin Investors Securities Trust

                                                                                                    PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY       AMOUNT(a)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      SPECIALIZED CONSUMER SERVICES (CONTINUED)
      TDS Investor Corp. (Travelport),
            Delayed Draw Term Loan, 5.368%, 8/23/13 ............................   United States   $ 7,110,694   $ 4,418,792
            Synthetic L/C, 6.012%, 8/23/13 .....................................   United States       189,598       117,822
            Term Loan B, 6.012%, 8/23/13 .......................................   United States       717,027       445,582
      Ticketmaster, Term Loan B, 3.25% - 6.64%, 7/25/14 ........................   United States     6,000,000     4,980,000
                                                                                                                 -----------
                                                                                                                  18,187,921
                                                                                                                 -----------
      SPECIALTY CHEMICALS 3.6%
      Brenntag Holding GmbH & Co. KG,
            Acquisition Facility, 5.071%, 1/20/14 ..............................      Germany          824,727       573,186
            Term Loan B2, 5.071%, 1/20/14 ......................................   United States     1,875,273     1,349,428
      Cognis GmbH, Term Loan C, 4.819%, 9/15/13 ................................      Germany        5,500,000     3,470,500
      Hexion Specialty Chemicals BV,
          Term Loan C-2, 6.063%, 5/03/13 .......................................    Netherlands      3,065,095     2,132,794
          Term Loan C-5, 6.063%, 5/03/13 .......................................    Netherlands      1,185,000       824,562
      Hexion Specialty Chemicals Inc., Term Loan C-1, 6.188%, 5/03/13 ..........   United States    14,110,006     9,818,208
      Nalco Co., Term Loan B, 4.92% - 5.313%, 11/04/10 .........................   United States     3,241,281     2,907,892
      Oxbow Carbon LLC,
            Delayed Draw Term Loan, 5.762%, 5/08/14 ............................   United States       538,386       390,330
            Term Loan B, 5.00% - 5.762%, 5/08/14 ...............................   United States     6,013,781     4,359,991
      Polypore Inc., Incremental Term Loan, 5.39%, 7/03/14 .....................   United States     3,066,919     2,392,197
      PQ Corp., Term Loan, 6.72% - 7.02%, 7/30/14 ..............................   United States     7,281,750     5,033,510
      Rockwood Specialties Group Inc., Term Loan E, 4.618%, 7/30/12 ............   United States     4,300,048     3,601,290
      Vertellus Specialties Inc., Term Loan, 8.00% - 8.125%, 12/10/12 ..........   United States     3,101,563     2,589,805
                                                                                                                 -----------
                                                                                                                  39,443,693
                                                                                                                 -----------
      SYSTEMS SOFTWARE 0.6%
      Audatex North America Inc., Domestic Term Loan C, 4.569%, 5/16/14 ........   United States     3,894,179     3,076,401
      Macrovision Solutions Corp., Term Loan B, 7.25% - 7.48%, 5/02/13 .........   United States     4,089,750     3,721,673
                                                                                                                 -----------
                                                                                                                   6,798,074
                                                                                                                 -----------
      TRADING COMPANIES & DISTRIBUTORS 1.5%
      Ashtead Group PLC, Term Loan, 4.563%, 8/31/11 ............................   United Kingdom    2,165,600     1,862,416
      Bakercorp., Term Loan C, 5.368% - 6.838%, 5/08/14 ........................   United States    10,604,172     6,335,993
      Interline Brands,
            Delayed Draw Term Loan, 4.75%, 6/23/13 .............................   United States     2,214,786     1,705,385
            Term Loan B, 4.75%, 6/23/13 ........................................   United States     1,533,749     1,180,986
      RSC Holdings III, ABL Term Loan, 5.52% - 5.96%, 11/27/12 .................   United States     6,746,689     5,532,285
                                                                                                                 -----------
                                                                                                                  16,617,065
                                                                                                                 -----------
      TRUCKING 0.4%
      Avis Budget Car Rental LLC, Term Loan, 4.67%, 4/19/12 ....................   United States     1,620,748       958,943
      Hertz Corp.,
            Credit Link, 3.204%, 12/21/12 ......................................   United States       686,017       497,852
            Term Loan B, 4.719% - 5.00%, 12/21/12 ..............................   United States     3,774,767     2,739,401
                                                                                                                 -----------
                                                                                                                   4,196,196
                                                                                                                 -----------


                               Annual Report | 75

Franklin Investors Securities Trust

                                                                                                     PRINCIPAL
      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                        COUNTRY        AMOUNT(a)         VALUE
      --------------------------------------------------------------------------   -------------   ------------   --------------
(b,c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
      WIRELESS TELECOMMUNICATION SERVICES 2.2%
      Alltel Communications Inc., Term Loan B-3, 5.50%, 5/18/15 ................   United States   $  9,405,000   $    9,002,353
      Intelsat Corp. (Panamsat),
            Tranche B-2-A, 6.65%, 1/03/14 ......................................   United States      4,524,969        3,755,725
            Tranche B-2-B, 6.65%, 1/03/14 ......................................   United States      4,523,602        3,754,590
            Tranche B-2-C, 6.65%, 1/03/14 ......................................   United States      4,523,602        3,754,589
      Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 6.65%, 6/30/13 ........   United States      3,014,502        2,498,268
                                                                                                                  --------------
                                                                                                                      22,765,525
                                                                                                                  --------------
      TOTAL SENIOR FLOATING RATE INTERESTS
         (COST $1,229,157,005) .................................................                                     943,302,443
                                                                                                                  --------------

                                                                                                      SHARES
                                                                                                   ------------
      COMMON STOCKS (COST $156,558) 0.0%(h)
      STEEL 0.0%(h)

(i,j) Copperweld Holding Co., B, Escrow Account ................................   United States          1,741          181,361
                                                                                                                  --------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
         (COST $1,229,313,563) .................................................                                     943,483,804
                                                                                                                  --------------
      SHORT TERM INVESTMENTS (COST $120,707,743) 11.0%
      MONEY MARKET FUNDS 11.0%
(k)   Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% .....   United States    120,707,743      120,707,743
                                                                                                                  --------------
      TOTAL INVESTMENTS (COST $1,350,021,306) 97.3% ............................                                   1,064,191,547
      OTHER ASSETS, LESS LIABILITIES 2.7% ......................................                                      29,744,333
                                                                                                                  --------------
      NET ASSETS 100.0% ........................................................                                  $1,093,935,880
                                                                                                                  ==============

See Selected Portfolio Abbreviations on page 105.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  See Note 1(j) regarding senior floating rate interests.

(d) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

(e)  Income may be received in additional securities and/or cash.

(f)  See Note 11 regarding unfunded loan commitments.

(g)  See Note 10 regarding defaulted securities.

(h)  Rounds to less than 0.1% of net assets.

(i)  Non-income producing for the twelve months ended October 31, 2008.

(j) Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2008, the aggregate value of this security was $181,361, representing 0.01% of net assets.

(k) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               76 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                                              YEAR ENDED OCTOBER 31,
                                                                       ----------------------------------
CLASS A                                                                  2008     2007     2006   2005(a)
---------------------------------------------------------------------- -------  -------  -------  -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................... $  9.89  $  9.79  $  9.77  $ 10.00
                                                                       -------  -------  -------  -------
Income from investment operations(b):
   Net investment income .............................................   0.334    0.398    0.346    0.263
   Net realized and unrealized gains (losses) ........................  (0.273)   0.113    0.036   (0.186)
                                                                       -------  -------  -------  -------
Total from investment operations .....................................   0.061    0.511    0.382    0.077
                                                                       -------  -------  -------  -------
Less distributions from net investment income ........................  (0.371)  (0.411)  (0.362)  (0.307)
                                                                       -------  -------  -------  -------
Redemption fees(c,d) .................................................      --       --       --       --
                                                                       -------  -------  -------  -------
Net asset value, end of year ......................................... $  9.58  $  9.89  $  9.79  $  9.77
                                                                       =======  =======  =======  =======
Total return(e) ......................................................    0.56%    5.33%    3.99%    0.78%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ....................    1.48%    1.40%    1.37%    1.97%
Expenses net of waiver and payments by affiliatesg ...................    0.90%    0.90%    0.90%    0.90%
Net investment income ................................................    3.36%    3.97%    3.52%    2.68%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................... $35,181  $16,744  $11,722  $10,311
Portfolio turnover rate ..............................................  115.61%   82.95%   86.38%   79.69%
Portfolio turnover rate excluding mortgage dollar rolls(h) ...........  108.45%   49.38%   86.38%   79.69%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Amount rounds to less than $0.001 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(i) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 77

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                                       PERIOD ENDED
                                                                        OCTOBER 31,
ADVISOR CLASS                                                             2008(a)
---------------------------------------------------------------------- ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period..................................  $   9.98
                                                                        --------
Income from investment operations(b):
   Net investment income (loss).......................................     0.132
   Net realized and unrealized gains (losses).........................    (0.357)
                                                                        --------
Total from investment operations......................................    (0.225)
                                                                        --------
Less distributions from net investment income.........................    (0.165)
                                                                        --------
Redemption fees(c,d)..................................................        --
                                                                        --------
Net asset value, end of period........................................  $   9.59
                                                                        ========
Total return(e).......................................................     (2.28)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates.....................      1.23%
Expenses net of waiver and payments by affiliates(g)..................      0.65%
Net investment income.................................................      3.61%
SUPPLEMENTAL DATA
Net assets, end of period (000's).....................................  $     75
Portfolio turnover rate...............................................    115.61%
Portfolio turnover rate excluding mortgage dollar rollsh..............    108.45%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Amount rounds to less than $0.001 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(i) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               78 | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

                                                                                      COUNTRY/
      FRANKLIN LOW DURATION TOTAL RETURN FUND                                       ORGANIZATION     SHARES         VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
      CONVERTIBLE PREFERRED STOCKS (COST $20,000) 0.0%(a)
      DIVERSIFIED FINANCIALS 0.0%(a)
      CIT Group Inc., 7.75%, cvt. pfd., Z ......................................   United States           800    $    4,600
                                                                                                                  ----------
      PREFERRED STOCKS (COST $104,200) 0.0%(a)
      BANKS 0.0%(a)
      Freddie Mac, 8.375%, pfd., Z .............................................   United States         4,000         6,200
                                                                                                                  ----------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT(b)
                                                                                                   -----------
      CORPORATE BONDS 16.3%
      AUTOMOBILES & COMPONENTS 0.2%
      Ford Motor Credit Co. LLC,
         7.875%, 6/15/10 .......................................................   United States        50,000        33,611
         senior note, 5.80%, 1/12/09 ...........................................   United States        50,000        46,361
                                                                                                                  ----------
                                                                                                                      79,972
                                                                                                                  ----------
      BANKS 0.2%
(c)   Wells Fargo Capital XIII, pfd., 7.70%, Perpetual .........................   United States       100,000        81,854
                                                                                                                  ----------
      CAPITAL GOODS 0.8%
(d)   John Deere Capital Corp., senior note, FRN, 3.567%, 6/10/11 ..............   United States       300,000       282,790
                                                                                                                  ----------
      DIVERSIFIED FINANCIALS 4.2%
(d)   Bear Stearns & Co. Inc., FRN, 4.903%, 7/19/10 ............................   United States       300,000       289,340
(d)   Caterpillar Financial Services Corp., senior note, FRN, 4.226%, 6/24/11...   United States       300,000       254,116
      Deutsche Bank AG, 4.875%, 5/20/13.........................................      Germany          200,000       187,892
(d)   General Electric Capital Corp., FRN, 4.519%, 10/21/10 ....................   United States        18,000        16,411
      GMAC LLC, 6.875%, 9/15/11 ................................................   United States        50,000        29,310
(d,e) Lehman Brothers Holdings Inc., senior note, FRN, 3.005%, 7/18/11 .........   United States       200,000        27,000
(d)   Merrill Lynch & Co. Inc., senior note, C, FRN, 3.310%, 3/23/10............   United States       300,000       263,769
      Morgan Stanley Dean Witter & Co., 5.30%, 3/01/13 .........................   United States       200,000       165,629
      Textron Financial Corp., 5.125%, 11/01/10 ................................   United States       250,000       230,949
                                                                                                                  ----------
                                                                                                                   1,464,416
                                                                                                                  ----------
      ENERGY 0.6%
      Valero Energy Corp., senior note, 6.875%, 4/15/12 ........................   United States       200,000       192,854
                                                                                                                  ----------
      FOOD, BEVERAGE & TOBACCO 0.2%
      Bunge Ltd. Finance Corp., senior note, 4.375%, 12/15/08...................   United States        75,000        74,762
                                                                                                                  ----------
      MATERIALS 0.5%
      Rio Tinto Finance USA Ltd., 5.875%, 7/15/13 ..............................     Australia         200,000       170,896
                                                                                                                  ----------
      MEDIA 3.4%
      Comcast Corp., senior note, 5.50%, 3/15/11................................   United States       100,000        95,563
      The Interpublic Group of Cos. Inc., senior note,
             5.40%, 11/15/09....................................................   United States       200,000       184,000
             7.25%, 8/15/11.....................................................   United States       500,000       417,500
(d)   FRN, 4.804%, 11/15/10.....................................................   United States       500,000       407,500
      Viacom Inc., senior note, 5.75%, 4/30/11..................................   United States       100,000        89,530
                                                                                                                  ----------
                                                                                                                   1,194,093
                                                                                                                  ----------



                               Annual Report | 79

Franklin Investors Securities Trust

                                                                                      COUNTRY/     PRINCIPAL
      FRANKLIN LOW DURATION TOTAL RETURN FUND                                       ORGANIZATION   AMOUNT(b)      VALUE
      --------------------------------------------------------------------------   -------------   ---------   ----------
      CORPORATE BONDS (CONTINUED)
      TELECOMMUNICATION SERVICES 5.1%
      AT&T Inc.,
             4.95%, 1/15/13.....................................................   United States     100,000   $   92,707
         (d) FRN, 3.014%, 11/14/08..............................................   United States     100,000       99,993
      Royal KPN NV, senior note, 8.00%, 10/01/10 ...............................    Netherlands      200,000      191,713
      Sprint Capital Corp., senior note, 8.375%, 3/15/12 .......................   United States   1,000,000      805,550
(d)   Telecom Italia Capital, senior note, FRN, 5.113%, 7/18/11 ................       Italy         300,000      240,138
      Telefonica Europe BV, 7.75%, 9/15/10 .....................................    Netherlands      200,000      191,920
      Verizon New England Inc., senior note, 6.50%, 9/15/11.....................   United States     200,000      187,682
                                                                                                               ----------
                                                                                                                1,809,703
                                                                                                               ----------
      UTILITIES 1.1%
      Public Service Electric and Gas Co., 4.00%, 11/01/08 .....................   United States     100,000      100,000
(d)   Southern Co., senior note, 2008A, FRN, 3.511%, 8/20/10 ...................   United States     300,000      299,846
                                                                                                               ----------
                                                                                                                  399,846
                                                                                                               ----------
      TOTAL CORPORATE BONDS (COST $6,565,378)...................................                                5,751,186
                                                                                                               ----------
      CONVERTIBLE BONDS 0.2%
      DIVERSIFIED FINANCIALS 0.1%
      Merrill Lynch & Co. Inc., cvt., senior note, zero cpn., 3/13/32...........   United States      31,000       31,747
                                                                                                               ----------
      MATERIALS 0.0%(a)
      Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 .................   United States      20,000       15,500
                                                                                                               ----------
      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.1%
      PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 ......................   United States      30,000       24,750
                                                                                                               ----------
      TOTAL CONVERTIBLE BONDS (COST $91,000)....................................                                   71,997
                                                                                                               ----------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 6.3%
      BANKS 0.7%
(d)   Countrywide Asset-Backed Certificates,
            2001-BC3, A, FRN, 3.687%, 12/25/31 .................................   United States       2,944        2,465
            2002-3, 1A1, FRN, 3.947%, 5/25/32 ..................................   United States       1,795        1,421
(d)   FHLMC, 2996, FK, FRN, 4.838%, 6/15/35 ....................................   United States     197,656      191,264
      FNMA, G93-33, K, 7.00%, 9/25/23...........................................   United States      15,327       16,180
(d,f) GS Mortgage Securities Corp. II, 2007-E0P, A1, 144A, FRN, 4.135%,
         3/06/20................................................................   United States      37,863       31,992
                                                                                                               ----------
                                                                                                                  243,322
                                                                                                               ----------
      DIVERSIFIED FINANCIALS 5.1%
(d)   ACE Securities Corp., 2005-HE7, A2B, FRN, 3.387%, 11/25/35 ...............   United States      49,801       49,607
(d)   Bank of America Credit Card Trust, 2007-A13, A13, FRN, 4.808%,
         4/15/12................................................................   United States     400,000      383,054
(d)   Capital One Auto Finance Trust, 2006-C, A4, FRN, 4.59%, 5/15/13 ..........   United States     100,000       77,685


                               80 | Annual Report

Franklin Investors Securities Trust

                                                                                      COUNTRY/     PRINCIPAL
      FRANKLIN LOW DURATION TOTAL RETURN FUND                                       ORGANIZATION   AMOUNT(b)      VALUE
      --------------------------------------------------------------------------   -------------   ---------   ----------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
         (CONTINUED)
      DIVERSIFIED FINANCIALS (CONTINUED)
      Chase Funding Mortgage Loan Asset-Backed Certificates,
             2003-6, 1A3, 3.34%, 5/25/26........................................   United States       2,522   $    2,513
         (d) 2004-2, 2A2, FRN, 3.457%, 2/25/35 .................................   United States      47,375       39,933
(d)   Chase Issuance Trust,
            2005-A9, A9, FRN, 4.608%, 11/15/11 .................................   United States     400,000      385,173
            2007-A9, A9, FRN, 4.618%, 6/16/14 ..................................   United States     500,000      416,037
(d)   MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN, 4.628%,
         11/15/12 ..............................................................   United States     500,000      463,978
      Structured Asset Securities Corp., 2004-4XS, 1A4, 4.13%, 2/25/34..........   United States       3,306        3,309
                                                                                                               ----------
                                                                                                                1,821,289
                                                                                                               ----------
      REAL ESTATE 0.5%
(d)   Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B, FRN, 3.317%,
         9/25/37 ...............................................................   United States     193,940      175,278
                                                                                                               ----------
      TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
         (COST $2,420,052) .....................................................                                2,239,889
                                                                                                               ----------
      MORTGAGE-BACKED SECURITIES 21.8%
(d)   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.6%
      FHLMC, 4.225%, 12/01/34 ..................................................   United States     130,009      129,635
      FHLMC, 4.314%, 10/01/33 ..................................................   United States      80,517       80,177
                                                                                                               ----------
                                                                                                                  209,812
                                                                                                               ----------
      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 10.2%
      FHLMC Gold 15 Year, 5.00%, 10/01/23.......................................   United States   2,992,540    2,923,999
      FHLMC Gold 15 Year, 6.00%, 6/01/23........................................   United States     672,339      676,806
                                                                                                               ----------
                                                                                                                3,600,805
                                                                                                               ----------
(d)   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 10.8%
      FNMA, 3.432%, 4/01/34 ....................................................   United States      28,696       29,244
      FNMA, 3.895%, 4/01/35 ....................................................   United States      22,876       23,210
      FNMA, 4.104%, 8/01/33 ....................................................   United States     130,086      129,486
      FNMA, 4.167%, 6/01/34 ....................................................   United States      45,524       45,708
      FNMA, 4.177%, 8/01/34 ....................................................   United States      19,327       19,356
      FNMA, 4.286%, 12/01/33 ...................................................   United States     128,318      127,456
      FNMA, 4.398%, 2/01/34 ....................................................   United States      50,593       50,358
      FNMA, 4.44%, 8/01/34 .....................................................   United States     124,573      127,408
      FNMA, 4.446%, 1/01/35 ....................................................   United States   1,549,691    1,559,541
      FNMA, 4.562%, 7/01/34 ....................................................   United States      49,244       50,327
      FNMA, 4.699%, 4/01/33 ....................................................   United States     107,636      107,418
      FNMA, 4.859%, 5/01/33 ....................................................   United States      25,658       26,265
      FNMA, 4.956%, 3/01/33 ....................................................   United States      56,573       57,045
      FNMA, 5.04%, 3/01/34 .....................................................   United States      26,531       26,603
      FNMA, 5.044%, 9/01/35 ....................................................   United States     876,944      884,316


                               Annual Report | 81

Franklin Investors Securities Trust

                                                                                       COUNTRY/           PRINCIPAL
      FRANKLIN LOW DURATION TOTAL RETURN FUND                                        ORGANIZATION         AMOUNT(b)          VALUE
      --------------------------------------------------------------------------   ----------------   -----------------   ----------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
(d)   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
      FNMA, 5.249%, 11/01/34 ...................................................     United States         30,581         $   30,970
      FNMA, 5.321%, 11/01/32 ...................................................     United States         78,205             78,016
      FNMA, 5.408%, 4/01/33 ....................................................     United States         20,562             20,750
      FNMA, 5.718%, 2/01/35 ....................................................     United States        110,758            111,350
      FNMA, 5.729%, 3/01/35 ....................................................     United States        221,598            222,581
      FNMA, 5.763%, 1/01/35 ....................................................     United States         36,225             36,279
      FNMA, 5.988%, 12/01/34 ...................................................     United States          8,961              9,109
      FNMA, 6.061%, 1/01/33 ....................................................     United States         16,234             16,241
                                                                                                                          ----------
                                                                                                                           3,789,037
                                                                                                                          ----------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.0%(a)
      FNMA 30 Year, 9.00%, 12/01/20 ............................................     United States          5,374              5,406
                                                                                                                          ----------
(d)   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.2%
      GNMA, 4.625%, 8/20/26 - 9/20/26 ..........................................     United States         46,994             47,281
      GNMA, 5.375%, 4/20/26 ....................................................     United States         30,947             31,074
                                                                                                                          ----------
                                                                                                                              78,355
                                                                                                                          ----------
      TOTAL MORTGAGE-BACKED SECURITIES (COST $7,686,636) .......................                                           7,683,415
                                                                                                                          ----------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.1%
(d)   European Investment Bank, senior note, FRN, 0.685%, 9/21/11 ..............   Supranational(g)     6,000,000 JPY         60,919
(d,h) Government of Argentina, senior bond, FRN, 3.127%, 8/03/12 ...............      Argentina            30,000              5,432
      Government of Indonesia,
            FR02, 14.00%, 6/15/09 ..............................................      Indonesia       475,000,000 IDR         43,534
            FR10, 13.15%, 3/15/10 ..............................................      Indonesia       150,000,000 IDR         13,417
            FR36, 11.50%, 9/15/19 ..............................................      Indonesia       165,000,000 IDR         10,842
      Government of Malaysia,
            7.00%, 3/15/09 .....................................................       Malaysia           231,000 MYR         65,823
            3.869%, 4/13/10 ....................................................       Malaysia            19,000 MYR          5,355
            3.756%, 4/28/11 ....................................................       Malaysia            60,000 MYR         16,831
            3.833%, 9/28/11 ....................................................       Malaysia           275,000 MYR         77,185
      Government of Norway,
            5.50%, 5/15/09 .....................................................        Norway            235,000 NOK         35,034
            6.00%, 5/16/11 .....................................................        Norway            655,000 NOK        102,378
      Government of Singapore,
            4.375%, 1/15/09 ....................................................       Singapore            4,000 SGD          2,714
            2.625%, 4/01/10 ....................................................       Singapore           19,000 SGD         13,063
      Government of Sweden,
            5.00%, 1/28/09 .....................................................        Sweden          1,000,000 SEK        129,342
            4.00%, 12/01/09 ....................................................        Sweden            810,000 SEK        105,788
      KfW Bankengruppe, senior note, 6.50%, 11/15/11 ...........................       Germany            282,000 NZD        166,214
      Korea Treasury Note, 4.75%, 6/10/09 ......................................      South Korea     100,000,000 KRW         77,643
      Nota Do Tesouro Nacional, 9.762%, 1/01/10 ................................        Brazil                340(i) BRL     148,343
                                                                                                                          ----------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
         (COST $1,271,480) .....................................................                                           1,079,857
                                                                                                                          ----------


                               82 | Annual Report

Franklin Investors Securities Trust

                                                                                      COUNTRY/      PRINCIPAL
      FRANKLIN LOW DURATION TOTAL RETURN FUND                                       ORGANIZATION    AMOUNT(b)       VALUE
      --------------------------------------------------------------------------   -------------   -----------   -----------
      U.S. GOVERNMENT AND AGENCY SECURITIES 41.3%
      FHLB,
         4.625%, 11/21/08 ......................................................   United States       250,000   $   250,270
         4.875%, 5/14/10 .......................................................   United States       500,000       512,088
         3.50%, 7/16/10 ........................................................   United States     1,000,000     1,004,429
         5.75%, 5/15/12 ........................................................   United States       600,000       630,664
      FHLMC,
         4.25%, 7/15/09 ........................................................   United States       250,000       252,668
         4.875%, 2/09/10 .......................................................   United States       200,000       204,534
         2.875%, 4/30/10 .......................................................   United States       500,000       497,764
         2.375%, 5/28/10 .......................................................   United States       700,000       692,805
         2.875%, 6/28/10 .......................................................   United States     1,000,000       997,474
         4.125%, 7/12/10 .......................................................   United States       400,000       407,207
         5.125%, 8/23/10 .......................................................   United States       600,000       622,253
         3.50%, 5/29/13 ........................................................   United States     1,200,000     1,168,058
      FNMA,
         7.25%, 1/15/10 ........................................................   United States       500,000       524,190
         7.125%, 6/15/10 .......................................................   United States       200,000       212,585
         3.00%, 7/12/10 ........................................................   United States     1,000,000       998,656
         4.25%, 8/15/10 ........................................................   United States       750,000       765,419
         4.375%, 9/13/10 .......................................................   United States       300,000       307,172
         2.875%, 10/12/10 ......................................................   United States     3,600,000     3,590,863
         6.625%, 11/15/10 ......................................................   United States       800,000       856,706
         5.00%, 10/15/11 .......................................................   United States        50,000        52,194
                                                                                                                 -----------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
         (COST $14,491,048) ....................................................                                  14,547,999
                                                                                                                 -----------
      SHORT TERM INVESTMENTS 8.7%
      U.S. GOVERNMENT AND AGENCY SECURITIES 3.0%
      FHLB, 1, 4.20%, 2/17/09 ..................................................   United States     1,000,000     1,000,057
(j,k) U.S. Treasury Bill, 11/28/08 .............................................   United States        50,000        49,996
                                                                                                                 -----------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
         (COST $1,049,970)                                                                                         1,050,053
                                                                                                                 -----------
      TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
         (COST $33,699,764) ....................................................                                  32,435,196
                                                                                                                 -----------


                                                                                                      SHARES
                                                                                                   -----------
      MONEY MARKET FUNDS (COST $2,012,983) 5.7%
(l)   Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% .....   United States     2,012,983     2,012,983
                                                                                                                 -----------
      TOTAL INVESTMENTS (COST $35,712,747) 97.7% ...............................                                  34,448,179
      NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS 0.8% ...........                                     267,431
      OTHER ASSETS, LESS LIABILITIES 1.5% ......................................                                     540,551
                                                                                                                 -----------
      NET ASSETS 100.0% ........................................................                                 $35,256,161
                                                                                                                 ===========


                               Annual Report | 83

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

See Currency and Selected Portfolio Abbreviations on page 105.

(a)  Rounds to less than 0.1% of net assets.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  Perpetual securities with no stated maturity date.

(d)  The coupon rate shown represents the rate at period end.

(e)  See Note 10 regarding defaulted securities.

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the value of this security was $31,992, representing 0.09% of net assets.

(g) A supranational organization is an entity formed by two or more central governments through international treaties.

(h) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(i)  Principal amount is stated in 1,000 Brazilian Real units.

(j)  The security is traded on a discount basis with no stated coupon rate.

(k) Security has been segregated as collateral for open future contracts. At October 31, 2008, the value of security pledged amounted to $49,996.

(l) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               84 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                                                YEAR ENDED OCTOBER 31,
                                                             ------------------------------------------------------------
CLASS A                                                        2008         2007         2006         2005         2004
-------                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $   9.92     $   9.95     $   9.91     $  10.22     $  10.06
                                                             --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income .................................      0.449        0.469        0.439        0.410        0.415
   Net realized and unrealized gains (losses) ............     (1.289)      (0.010)       0.096       (0.280)       0.226
                                                             --------     --------     --------     --------     --------
Total from investment operations .........................     (0.840)       0.459        0.535        0.130        0.641
                                                             --------     --------     --------     --------     --------
Less distributions from net investment income ............     (0.480)      (0.489)      (0.495)      (0.440)      (0.481)
                                                             --------     --------     --------     --------     --------
Redemption fees(b,c) .....................................         --           --           --           --           --
                                                             --------     --------     --------     --------     --------
Net asset value, end of year .............................   $   8.60     $   9.92     $   9.95     $   9.91     $  10.22
                                                             ========     ========     ========     ========     ========
Total return(d) ..........................................      (8.79)%       4.62%        5.56%        1.27%        6.63%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ........       1.01%        1.03%        1.03%        1.04%        1.04%
Expenses net of waiver and payments by affiliates ........       0.85%(e)     0.85%(e)     0.85%(e)     0.85%(e)     0.80%
Net investment income ....................................       4.68%        4.69%        4.39%        3.88%        3.90%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $780,551     $683,736     $406,242     $291,473     $208,943
Portfolio turnover rate ..................................     300.07%      313.08%      251.50%       58.81%      100.05%
Portfolio turnover rate excluding mortgage dollar
   rolls(f) ..............................................      68.00%       92.51%       89.19%       51.26%       45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  See Note 1(i) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 85

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                                                        YEAR ENDED OCTOBER 31,
                                                                       -------------------------------------------------------
CLASS B                                                                  2008        2007        2006        2005        2004
---------------------------------------------------------------------- -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................... $  9.92     $  9.94     $  9.91     $ 10.22     $ 10.05
                                                                       -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income .............................................   0.412       0.422       0.392       0.356       0.366
   Net realized and unrealized gains (losses) ........................  (1.291)      0.007       0.094      (0.266)      0.245
                                                                       -------     -------     -------     -------     -------
Total from investment operations .....................................  (0.879)      0.429       0.486       0.090       0.611
                                                                       -------     -------     -------     -------     -------
Less distributions from net investment income ........................  (0.441)     (0.449)     (0.456)     (0.400)     (0.441)
                                                                       -------     -------     -------     -------     -------
Redemption fees(b,c) .................................................      --          --          --          --          --
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year ......................................... $  8.60     $  9.92     $  9.94     $  9.91     $ 10.22
                                                                       =======     =======     =======     =======     =======
Total return(d) ......................................................   (9.15)%      4.31%       5.04%       0.87%       6.21%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....................    1.41%       1.43%       1.43%       1.44%       1.44%
Expenses net of waiver and payments by affiliates ....................    1.25%(e)    1.25%(e)    1.25%(e)    1.25%(e)    1.20%
Net investment income ................................................    4.28%       4.29%       3.99%       3.48%       3.50%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................... $19,176     $20,422     $21,028     $21,366     $19,387
Portfolio turnover rate ..............................................  300.07%     313.08%     251.50%      58.81%     100.05%
Portfolio turnover rate excluding mortgage dollar rolls(f) ...........   68.00%      92.51%      89.19%      51.26%      45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  See Note 1(i) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               86 | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                                                        YEAR ENDED OCTOBER 31,
                                                                       --------------------------------------------------------
CLASS C                                                                  2008         2007        2006        2005        2004
---------------------------------------------------------------------- --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................... $   9.91     $  9.94     $  9.91     $ 10.22     $ 10.05
                                                                       --------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income .............................................    0.406       0.424       0.395       0.364       0.363
   Net realized and unrealized gains (losses) ........................   (1.275)     (0.005)      0.089      (0.275)      0.247
                                                                       --------     -------     -------     -------     -------
Total from investment operations .....................................   (0.869)      0.419       0.484       0.089       0.610
                                                                       --------     -------     -------     -------     -------
Less distributions from net investment income ........................   (0.441)     (0.449)     (0.454)     (0.399)     (0.440)
                                                                       --------     -------     -------     -------     -------
Redemption fees(b,c) .................................................       --          --         --           --          --
                                                                       --------     -------     -------     -------     -------
Net asset value, end of year ......................................... $   8.60     $  9.91     $  9.94     $  9.91     $ 10.22
                                                                       ========     =======     =======     =======     =======
Total return(d) ......................................................    (9.15)%      4.31%       5.03%       0.86%       6.31%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....................     1.41%       1.43%       1.43%       1.44%       1.44%
Expenses net of waiver and payments by affiliates ....................     1.25%(e)    1.25%(e)    1.25%(e)    1.25%(e)    1.20%
Net investment income ................................................     4.28%       4.29%       3.99%       3.48%       3.50%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................... $103,564     $84,457     $46,110     $34,751     $22,202
Portfolio turnover rate ..............................................   300.07%     313.08%     251.50%      58.81%     100.05%
Portfolio turnover rate excluding mortgage dollar rolls(f) ...........    68.00%      92.51%      89.19%      51.26%      45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  See Note 1(i) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 87

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                                                        YEAR ENDED OCTOBER 31,
                                                                       -------------------------------------------------------
CLASS R                                                                  2008        2007        2006        2005        2004
---------------------------------------------------------------------- -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................... $  9.92     $  9.94     $  9.91     $ 10.22     $ 10.05
                                                                       -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income .............................................   0.422       0.439       0.407       0.389       0.376
   Net realized and unrealized gains (losses) ........................  (1.286)      0.005       0.093      (0.284)      0.250
                                                                       -------     -------     -------     -------     -------
Total from investment operations .....................................  (0.864)      0.444       0.500       0.105       0.626
                                                                       -------     -------     -------     -------     -------
Less distributions from net investment income ........................  (0.456)     (0.464)     (0.470)     (0.415)     (0.456)
                                                                       -------     -------     -------     -------     -------
Redemption fees(b,c) .................................................      --          --          --          --          --
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year ......................................... $  8.60     $  9.92     $  9.94     $  9.91     $ 10.22
                                                                       =======     =======     =======     =======     =======
Total return(d) ......................................................   (9.01)%      4.47%       5.20%       1.01%       6.37%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....................    1.26%       1.28%       1.28%       1.29%       1.29%
Expenses net of waiver and payments by affiliates ....................    1.10%(e)    1.10%(e)    1.10%(e)    1.10%(e)    1.05%
Net investment income ................................................    4.43%       4.44%       4.14%       3.63%       3.65%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................... $68,775     $57,935     $30,219     $21,647     $ 9,083
Portfolio turnover rate ..............................................  300.07%     313.08%     251.50%      58.81%     100.05%
Portfolio turnover rate excluding mortgage dollar rolls(f) ...........   68.00%      92.51%      89.19%      51.26%      45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  See Note 1(i) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               88 | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                                                          YEAR ENDED OCTOBER 31,
                                                                       ------------------------------------------------------------
ADVISOR CLASS                                                            2008         2007         2006         2005         2004
---------------------------------------------------------------------- --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................... $   9.93     $   9.96     $   9.92     $  10.24     $  10.07
                                                                       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income .............................................    0.479        0.497        0.470        0.436        0.426
   Net realized and unrealized gains (losses) ........................   (1.295)      (0.012)       0.090       (0.289)       0.251
                                                                       --------     --------     --------     --------     --------
Total from investment operations .....................................   (0.816)       0.485        0.560        0.147        0.677
                                                                       --------     --------     --------     --------     --------
Less distributions from net investment income ........................   (0.504)      (0.515)      (0.520)      (0.467)      (0.507)
                                                                       --------     --------     --------     --------     --------
Redemption fees(b,c) .................................................       --           --           --           --           --
                                                                       --------     --------     --------     --------     --------
Net asset value, end of year ......................................... $   8.61     $   9.93     $   9.96     $   9.92     $  10.24
                                                                       ========     ========     ========     ========     ========
Total return .........................................................    (8.64)%       4.99%        5.82%        1.43%        7.00%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....................     0.76%        0.78%        0.78%        0.79%        0.79%
Expenses net of waiver and payments by affiliates ....................     0.60%(d)     0.60%(d)     0.60%(d)     0.60%(d)     0.55%
Net investment income ................................................     4.93%        4.94%        4.64%        4.13%        4.15%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................... $345,256     $280,776     $222,992     $178,792     $146,053
Portfolio turnover rate ..............................................   300.07%      313.08%      251.50%       58.81%      100.05%
Portfolio turnover rate excluding mortgage dollar rolls(e) ...........    68.00%       92.51%       89.19%       51.26%       45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Benefit of expense reduction rounds to less than 0.01%.

(e)  See Note 1(i) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 89

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

                                                                              COUNTRY/
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION         SHARES                VALUE
          --------------------------                                      ----------------   --------------       --------------
          CONVERTIBLE PREFERRED STOCKS 0.1%
          AUTOMOBILES & COMPONENTS 0.0%(a)
          General Motors Corp., 6.25%, cvt. pfd .......................     United States            43,500       $      276,225
                                                                                                                  --------------
          DIVERSIFIED FINANCIALS 0.1%
          CIT Group Inc., 7.75%, cvt. pfd., Z .........................     United States            57,500              330,625
                                                                                                                  --------------
          TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,438,391) ........                                                  606,850
                                                                                                                  --------------

                                                                                                PRINCIPAL
                                                                                                AMOUNT(b)              VALUE
                                                                                             --------------       --------------
          CORPORATE BONDS 29.4%
          AUTOMOBILES & COMPONENTS 0.2%
          Ford Motor Credit Co. LLC,
             7.875%, 6/15/10 ..........................................     United States         1,950,000            1,310,850
             senior note, 9.875%, 8/10/11 .............................     United States         1,500,000              946,053
                                                                                                                  --------------
                                                                                                                       2,256,903
                                                                                                                  --------------
          BANKS 2.1%
   (c, d) BNP Paribas, 144A, 7.195%, Perpetual ........................        France             3,500,000            2,235,443
          Citigroup Capital XXI, pfd., junior sub. bond, 8.30%,
             12/21/77 .................................................     United States         4,000,000            2,746,280
          Compass Bank, 6.40%, 10/01/17 ...............................     United States         3,700,000            3,034,496
      (e) Fifth Third Capital Trust IV, junior sub. note, FRN, 6.50%,
             4/15/67 ..................................................     United States         3,000,000            1,331,250
          HSBC Holdings PLC, sub. note, 6.50%, 9/15/37 ................    United Kingdom         3,000,000            2,366,832
      (d) ICICI Bank Ltd.,
             144A, 6.625%, 10/03/12 ...................................         India             1,825,000            1,232,240
      (e)    sub. bond, 144A, FRN, 6.375%, 4/30/22 ....................         India             2,400,000            1,097,856
      (d) Standard Chartered Bank, 144A, 8.00%, 5/30/31 ...............    United Kingdom         1,000,000              672,542
          Svensk Exportkredit AB, senior note, 7.625%, 6/30/14 ........        Sweden               410,000    NZD       249,516
          UBS AG Stamford, senior note, 5.875%, 12/20/17 ..............     United States         4,000,000            3,200,164
      (c) Wachovia Capital Trust III, junior sub. bond, 5.80%,
             Perpetual ................................................     United States         4,000,000            2,140,992
      (c) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ............     United States         2,000,000            1,637,082
      (c) Wells Fargo Capital XV, 9.75%, Perpetual ....................     United States         5,500,000            5,340,065
                                                                                                                  --------------
                                                                                                                      27,284,758
                                                                                                                  --------------
          CAPITAL GOODS 0.1%
          Hubbell Inc., 6.375%, 5/15/12 ...............................     United States         1,000,000            1,036,377
          RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .....     United States         1,250,000              868,750
                                                                                                                  --------------
                                                                                                                       1,905,127
                                                                                                                  --------------
          COMMERCIAL & PROFESSIONAL SERVICES 0.1%
          ARAMARK Corp., senior note, 8.50%, 2/01/15 ..................     United States           800,000              688,000
          Waste Management Inc., senior note, 6.50%, 11/15/08 .........     United States           500,000              500,425
                                                                                                                  --------------
                                                                                                                       1,188,425
                                                                                                                  --------------
          CONSUMER DURABLES & APPAREL 0.9%
          Centex Corp., senior note, 7.875%, 2/01/11 ..................     United States        10,000,000            8,400,000
          Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..............     United States         1,350,000            1,012,500
          KB Home, senior note,
             6.25%, 6/15/15 ...........................................     United States           100,000               67,000
             7.25%, 6/15/18 ...........................................     United States           700,000              465,500


                               90 | Annual Report

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)              VALUE
          --------------------------                                      ----------------   --------------       --------------
          CORPORATE BONDS (CONTINUED)
          CONSUMER DURABLES & APPAREL (CONTINUED)
          Pulte Homes Inc., senior note, 7.875%, 8/01/11 ..............     United States         3,000,000       $    2,557,500
                                                                                                                  --------------
                                                                                                                      12,502,500
                                                                                                                  --------------
          CONSUMER SERVICES 0.1%
          Host Hotels & Resorts LP, senior note,
             6.875%, 11/01/14 .........................................     United States           950,000              712,500
             K, 7.125%, 11/01/13 ......................................     United States           250,000              197,500
          MGM MIRAGE, senior note,
             6.625%, 7/15/15 ..........................................     United States           900,000              531,000
             7.50%, 6/01/16 ...........................................     United States           200,000              119,000
          Station Casinos Inc., senior note, 7.75%, 8/15/16 ...........     United States           800,000              272,000
                                                                                                                  --------------
                                                                                                                       1,832,000
                                                                                                                  --------------
          DIVERSIFIED FINANCIALS 6.8%
          American Express Co., senior note, 7.00%, 3/19/18 ...........     United States         4,300,000            3,319,682
      (c) Bank of America Corp., pfd., sub. bond, M, 8.125%,
             Perpetual ................................................     United States        10,000,000            7,761,800
          Bear Stearns & Co. Inc., B, 4.55%, 6/23/10 ..................     United States         1,000,000              978,220
          Capmark Financial Group Inc., senior note, 6.30%, 5/10/17 ...     United States         1,200,000              266,490
          Charles Schwab Corp., senior note, 8.05%, 3/01/10 ...........     United States           750,000              769,175
          Deutsche Bank AG, 4.875%, 5/20/13 ...........................        Germany            6,100,000            5,730,694
          General Electric Capital Corp.,
      (e) FRN, 4.519%, 10/21/10 .......................................     United States         1,500,000            1,367,565
             senior note, 5.00%, 1/08/16 ..............................     United States         2,000,000            1,610,082
             senior note, A, 8.50%, 4/06/18 ...........................     United States       245,000,000    MXN    14,602,451
          GMAC LLC, 6.875%,
             9/15/11 ..................................................     United States           400,000              234,483
             8/28/12 ..................................................     United States         3,050,000            1,671,113
          The Goldman Sachs Group Inc.,
             5.125%, 1/15/15 ..........................................     United States         1,000,000              830,837
             senior note, 5.70%, 9/01/12 ..............................     United States         5,000,000            4,495,515
             sub. note, 6.75%, 10/01/37 ...............................     United States         2,700,000            1,759,339
     (c)  JPMorgan Chase & Co., junior sub. note, 1, 7.90%,
             Perpetual ................................................     United States         4,500,000            3,656,367
          JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37 ......     United States         4,000,000            2,792,980
          Lazard Group, senior note, 6.85%, 6/15/17 ...................     United States         4,850,000            3,490,438
      (f) Lehman Brothers Holdings Inc., senior note, 6.875%, .........     United States         6,000,000              810,000
             5/02/18
          Merrill Lynch & Co. Inc., 6.875%, 4/25/18 ...................     United States         7,100,000            6,320,867
          Morgan Stanley, senior note, 6.00%, 4/28/15 .................     United States         1,500,000            1,220,963
      (e) NiSource Finance Corp., senior note, FRN, 3.381%, 11/23/09...     United States         8,310,000            7,564,701
          Textron Financial Corp., 5.125%, 11/01/10 ...................     United States        16,750,000           15,473,549
      (d) WEA Finance/WCI Finance, senior note, 144A, 5.70%,
             10/01/16 .................................................       Australia           3,000,000            2,232,210
                                                                                                                  --------------
                                                                                                                      88,959,521
                                                                                                                  --------------
          ENERGY 2.3%
          Baker Hughes Inc., senior note, 7.50%, 11/15/18 .............     United States         7,200,000            7,102,419
          Canadian Natural Resources Ltd., 5.90%, 2/01/18 .............        Canada             5,000,000            4,186,800
          Chesapeake Energy Corp., senior note,
             6.625%, 1/15/16 ..........................................     United States         2,050,000            1,611,813
             6.25%, 1/15/18 ...........................................     United States           450,000              321,750


                               Annual Report | 91

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          CORPORATE BONDS (CONTINUED)
          ENERGY (CONTINUED)
          Compagnie Generale de Geophysique-Veritas, senior note,
             7.50%, 5/15/15 ...........................................        France               200,000          $      135,000
             7.75%, 5/15/17 ...........................................        France               400,000                 270,000
      (d) Gaz Capital SA, 144A, 6.212%, 11/22/16 ......................      Luxembourg           2,800,000               1,750,000
          Hess Corp., 7.125%, 3/15/33 .................................     United States           500,000                 387,756
      (d) KazMunaiGaz Finance Sub BV, 144A, 8.375%, 7/02/13 ...........      Kazakhstan           3,500,000               2,362,500
      (d) LUKOIL International Finance BV, 144A, 6.656%, 6/07/22 ......        Russia             2,000,000               1,005,000
      (d) Petroleum Export Cayman, senior note, 144A, 5.265%,
             6/15/11 ..................................................         Egypt               651,888                 651,610
      (d) Petroplus Finance Ltd., senior note, 144A, 6.75%,
             5/01/14 ..................................................      Switzerland          1,100,000                 742,500
          Valero Energy Corp., 6.125%, 6/15/17 ........................     United States         4,400,000               3,631,276
          Weatherford International Ltd., 7.00%, 3/15/38 ..............     United States         3,400,000               2,497,803
          The Williams Cos. Inc., senior note,
             7.625%, 7/15/19 ..........................................     United States           200,000                 165,280
             7.875%, 9/01/21 ..........................................     United States           400,000                 330,613
             8.75%, 3/15/32 ...........................................     United States           400,000                 326,707
          XTO Energy Inc., senior note, 5.90%, 8/01/12 ................     United States         3,600,000               3,346,535
                                                                                                                     --------------
                                                                                                                         30,825,362
                                                                                                                     --------------
          FOOD & STAPLES RETAILING 0.5%
          CVS Caremark Corp., senior note, 5.75%, 6/01/17 .............     United States         1,200,000                 970,625
          The Kroger Co., 6.15%, 1/15/20 ..............................     United States         2,500,000               2,057,855
      (d) Tesco PLC, 144A, 6.15%, 11/15/37 ............................    United Kingdom         4,900,000               3,252,977
                                                                                                                     --------------
                                                                                                                          6,281,457
                                                                                                                     --------------
          FOOD, BEVERAGE & TOBACCO 1.9%
          Bunge Ltd. Finance Corp., senior note,
             5.875%, 5/15/13 ..........................................     United States         2,000,000               1,685,912
             5.10%, 7/15/15 ...........................................     United States           680,000                 491,787
      (d) Cargill Inc., 144A, 6.00%, 11/27/17 .........................     United States         6,000,000               4,837,944
          Kellogg Co., 4.25%, 3/06/13 .................................     United States         6,500,000               6,015,848
      (d) Miller Brewing Co., 144A, 5.50%, 8/15/13 ....................     United States         1,000,000                 958,391
          Philip Morris International Inc., 5.65%, 5/16/18 ............     United States        10,000,000               8,575,620
          Reynolds American Inc., senior secured note, 7.625%,
             6/01/16 ..................................................     United States         1,000,000                 822,291
      (d) SABMiller PLC, 144A, 6.50%, 7/01/16 .........................     South Africa          2,200,000               2,004,708
                                                                                                                     --------------
                                                                                                                         25,392,501
                                                                                                                     --------------
          HEALTH CARE EQUIPMENT & SERVICES 1.0%
          Coventry Health Care Inc., senior note, 6.30%, 8/15/14 ......     United States         4,750,000               3,344,390
          DaVita Inc., senior sub. note, 7.25%, 3/15/15 ...............     United States           800,000                 688,000
          Medco Health Solutions Inc., 7.125%, 3/15/18 ................     United States         4,500,000               3,776,143
          Quest Diagnostics Inc., 6.95%, 7/01/37 ......................     United States         4,000,000               2,869,292
          Tenet Healthcare Corp., senior note, 9.875%, 7/01/14 ........     United States         1,600,000               1,316,000
          UnitedHealth Group Inc. 6.50%, 6/15/37 ......................     United States         2,300,000               1,555,646
                                                                                                                     --------------
                                                                                                                         13,549,471
                                                                                                                     --------------
          INSURANCE 0.7%
   (d, e) American International Group Inc., junior sub. deb.,
             144A, FRN, 8.175%, 5/15/58 ...............................     United States         3,000,000                 479,319
      (e) Genworth Financial Inc., junior sub. note, FRN, 6.15%,
             11/15/66 .................................................     United States         3,300,000                 772,887


                               92 | Annual Report

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          CORPORATE BONDS (CONTINUED)
          INSURANCE (CONTINUED)
      (e) Lincoln National Corp., junior sub. deb., FRN, 6.05%,
             4/20/67 ..................................................     United States         3,800,000          $    1,750,295
      (d) Metropolitan Life Global Funding I, senior secured note,
             144A, 5.125%, 4/10/13 ....................................     United States         3,500,000               3,132,899
      (e) MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66 ........     United States         4,000,000               1,991,440
      (d) Nationwide Mutual Insurance Co., 144A, 8.25%, 12/01/31 ......     United States         1,200,000                 672,276
                                                                                                                     --------------
                                                                                                                          8,799,116
                                                                                                                     --------------
          MATERIALS 2.3%
          Crown European Holdings SA, senior secured note, 6.25%,
             9/01/11 ..................................................        France            10,000,000    EUR       10,771,638
          Freeport-McMoRan Copper & Gold Inc., senior note,
             8.25%, 4/01/15 ...........................................     United States         1,000,000                 800,926
             8.375%, 4/01/17 ..........................................     United States           900,000                 707,477
          Huntsman International LLC, senior sub. note, 7.875%,
             11/15/14 .................................................     United States           800,000                 716,000
      (d) Ineos Group Holdings PLC, senior secured note, 144A, 8.50%,
             2/15/16 ..................................................    United Kingdom         1,100,000                 412,500
          Novelis Inc., senior note, 7.25%, 2/15/15 ...................        Canada               700,000                 472,500
          Owens-Brockway Glass Container Inc., senior note, 6.75%,
             12/01/14 .................................................     United States           700,000                 609,000
          Rio Tinto Finance USA Ltd., 5.875%, 7/15/13 .................       Australia           8,500,000               7,263,080
          RPM International Inc.,
             6.25%, 12/15/13 ..........................................     United States         1,000,000               1,010,468
             6.50%, 2/15/18 ...........................................     United States         5,000,000               4,253,300
      (d) RPM U.K. G.P., 144A, 6.70%, 11/01/15 ........................     United States         1,000,000                 909,253
          Weyerhaeuser Co., 6.75%, 3/15/12 ............................     United States         1,000,000                 861,764
      (d) Yara International ASA, 144A, 5.25%, 12/15/14 ...............        Norway             1,000,000                 839,806
                                                                                                                     --------------
                                                                                                                         29,627,712
                                                                                                                     --------------
          MEDIA 5.1%
      (d) British Sky Broadcasting Group PLC, senior note, 144A, 6.10%,
             2/15/18 ..................................................    United Kingdom         5,000,000               4,227,930
          CCH I LLC, senior secured note, 11.00%, 10/01/15 ............     United States           250,000                 113,750
          CCH II LLC, senior note, 10.25%, 9/15/10 ....................     United States           625,000                 437,500
          Comcast Corp., senior note,
             5.50%, 3/15/11 ...........................................     United States         7,000,000               6,689,403
             6.30%, 11/15/17 ..........................................     United States         5,000,000               4,332,840
          Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 ...     United States           100,000                  37,750
          The Interpublic Group of Cos. Inc., senior note,
             5.40%, 11/15/09 ..........................................     United States         9,800,000               9,016,000
             7.25%, 8/15/11 ...........................................     United States         9,500,000               7,932,500
      (e) FRN, 4.804%, 11/15/10 .......................................     United States         8,500,000               6,927,500
          News America Inc., senior deb., 7.25%, 5/18/18 ..............     United States         2,000,000               1,729,112
          R.H. Donnelley Corp.,
             senior disc. note, A-1, 6.875%, 1/15/13 ..................     United States           100,000                  23,500
             senior disc. note, A-2, 6.875%, 1/15/13 ..................     United States           400,000                  94,000
             senior note, A-3, 8.875%, 1/15/16 ........................     United States           800,000                 172,000
          Time Warner Cable Inc., senior note, 6.75%, 7/01/18 .........     United States         8,500,000               7,310,850


                               Annual Report | 93

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          CORPORATE BONDS (CONTINUED)
          MEDIA (CONTINUED)
          Viacom Inc., senior note,
             5.75%, 4/30/11 ...........................................     United States        16,000,000          $   14,324,896
             6.25%, 4/30/16 ...........................................     United States         2,000,000               1,616,564
             6.125%, 10/05/17 .........................................     United States         2,500,000               1,944,115
                                                                                                                     --------------
                                                                                                                         66,930,210
                                                                                                                     --------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.6%
          Abbott Laboratories, 6.15%, 11/30/37 ........................     United States         1,600,000               1,374,943
          Amgen Inc., senior note, 5.85%, 6/01/17 .....................     United States         4,200,000               3,736,782
          Schering-Plough Corp., senior note, 6.00%, 9/15/17 ..........     United States         3,700,000               3,259,511
                                                                                                                     --------------
                                                                                                                          8,371,236
                                                                                                                     --------------
          REAL ESTATE 0.5%
          Colonial Realty LP, 5.50%, 10/01/15 .........................     United States         2,000,000               1,622,928
          ERP Operating LP, 5.75%, 6/15/17 ............................     United States         2,000,000               1,365,826
          HCP Inc., senior note, 6.70%, 1/30/18 .......................     United States         5,000,000               3,531,120
                                                                                                                     --------------
                                                                                                                          6,519,874
                                                                                                                     --------------
          RETAILING 0.5%
          Target Corp.,
             6.00%, 1/15/18 ...........................................     United States         5,000,000               4,144,225
             6.50%, 10/15/37 ..........................................     United States         2,800,000               2,016,420
                                                                                                                     --------------
                                                                                                                          6,160,645
                                                                                                                     --------------
          SOFTWARE & SERVICES 0.3%
          Fiserv Inc., senior note, 6.125%, 11/20/12 ..................     United States         2,500,000               2,204,133
          SunGard Data Systems Inc.,
             senior note, 9.125%, 8/15/13 .............................     United States         1,200,000               1,002,000
             senior sub. note, 10.25%, 8/15/15 ........................     United States           650,000                 458,250
                                                                                                                     --------------
                                                                                                                          3,664,383
                                                                                                                     --------------
          TELECOMMUNICATION SERVICES 1.8%
          AT&T Inc.,
             4.95%, 1/15/13 ...........................................     United States         5,000,000               4,635,335
      (e)    FRN, 3.014%, 11/14/08 ....................................     United States         1,000,000                 999,931
          Embarq Corp., senior note, 7.082%, 6/01/16 ..................     United States         2,500,000               1,927,610
      (d) Hutchison Whampoa International Ltd., senior note, 144A,
             6.25%, 1/24/14 ...........................................       Hong Kong           1,000,000                 825,359
             7.45%, 11/24/33 ..........................................       Hong Kong           1,000,000                 625,920
          Sprint Capital Corp., senior note, 8.375%, 3/15/12 ..........     United States         4,256,000               3,428,421
          Telecom Italia Capital, senior note,
             4.95%, 9/30/14 ...........................................         Italy             1,500,000               1,047,300
             6.999%, 6/04/18 ..........................................         Italy             6,000,000               4,360,644
          Verizon New York Inc., senior deb.,
             A, 6.875%, 4/01/12 .......................................     United States         4,700,000               4,446,928
             B, 7.375%, 4/01/32 .......................................     United States         1,000,000                 782,142
          Verizon Virginia Inc., A, 4.625%, 3/15/13 ...................     United States         1,000,000                 840,670
                                                                                                                     --------------
                                                                                                                         23,920,260
                                                                                                                     --------------


                               94 | Annual Report

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          CORPORATE BONDS (CONTINUED)
          TRANSPORTATION 0.1%
          Union Pacific Corp., 3.625%, 6/01/10 ........................     United States         1,500,000          $    1,472,616
                                                                                                                     --------------
          UTILITIES 1.5%
          CenterPoint Energy Inc., senior note,
             6.85%, 6/01/15 ...........................................     United States         1,000,000                 832,147
             6.125%, 11/01/17 .........................................     United States         1,400,000               1,076,849
             6.50%, 5/01/18 ...........................................     United States         7,000,000               5,311,523
          Consumers Energy Co., first mortgage, H, 4.80%, 2/17/09 .....     United States         1,000,000                 993,839
          Dominion Resources Inc., 6.40%, 6/15/18 .....................     United States         3,400,000               2,889,157
          DPL Inc., senior note, 6.875%, 9/01/11 ......................     United States           500,000                 477,115
      (d) E.ON International Finance BV, 144A, 5.80%, 4/30/18 .........        Germany            6,000,000               5,137,134
          Northeast Generation Co., senior secured note, B-1, 8.812%,
             10/15/26 .................................................     United States           388,949                 388,629
          NRG Energy Inc., senior note,
             7.25%, 2/01/14 ...........................................     United States           600,000                 526,500
             7.375%, 2/01/16 ..........................................     United States           225,000                 194,625
             7.375%, 1/15/17 ..........................................     United States           300,000                 260,250
      (d) Ras Laffan Liquefied Natural Gas Co. Ltd., 144A, 3.437%,
             9/15/09 ..................................................         Qatar               158,400                 156,441
      (d) Texas Competitive Electric Holdings Co. LLC, senior note,
             144A, 10.25%, 11/01/15 ...................................     United States         2,450,000               1,880,375
                                                                                                                     --------------
                                                                                                                         20,124,584
                                                                                                                     --------------
          TOTAL CORPORATE BONDS (COST $490,703,597)                                                                    387,568,661
                                                                                                                     --------------
          CONVERTIBLE BONDS 0.5%
          DIVERSIFIED FINANCIALS 0.2%
          Merrill Lynch & Co. Inc., cvt., senior note, zero cpn.,
             3/13/32 ..................................................     United States         2,100,000               2,150,568
                                                                                                                     --------------
          MATERIALS 0.1%
          Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 ....     United States         1,700,000               1,317,500
                                                                                                                     --------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.1%
          PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 .........     United States         1,900,000               1,567,500
                                                                                                                     --------------
          SOFTWARE & SERVICES 0.1%
      (d) VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%,
             6/15/12 ..................................................     United States         2,100,000               1,338,750
                                                                                                                     --------------
          TOTAL CONVERTIBLE BONDS (COST $8,431,198) ...................                                                   6,374,318
                                                                                                                     --------------
          ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES 22.1%
          BANKS 9.5%
          Bear Stearns Commercial Mortgage Securities Inc., 2005-PW10,
             A4, 5.405%, 12/11/40 .....................................     United States         4,000,000               3,275,344
          Citigroup/Deutsche Bank Commercial Mortgage Trust,
      (e)    2005-CD1, A4, FRN, 5.40%, 7/15/44 ........................     United States        15,350,000              12,523,985
      (e)    2005-CD1, E, FRN, 5.40%, 7/15/44 .........................     United States         4,500,000               2,627,644
             2006-CD3, A5, 5.617%, 10/15/48 ...........................     United States        13,500,000              10,487,488
             2007-CD4, B, 5.447%, 12/11/49 ............................     United States         4,100,000               2,104,366
             2007-CD4, C, 5.476%, 12/11/49 ............................     United States        14,200,000               6,543,644


                               Annual Report | 95

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (CONTINUED)
          BANKS (CONTINUED)
          Countrywide Asset-Backed Certificates,
             2004-7, AF4, 4.774%, 8/25/32 .............................     United States           284,936          $      281,791
      (e)    2004-9, AF4, FRN, 4.649%, 10/25/32 .......................     United States           633,290                 628,646
          FHLMC,
             2643, OG, 5.00%, 7/15/32 .................................     United States         3,182,750               2,915,135
      (e)    2942, TF, FRN, 2.838%, 3/15/35 ...........................     United States         3,946,107               3,752,294
          FNMA,
      (e)    2005-122, FN, FRN, 3.609%, 1/25/36 .......................     United States         4,872,464               4,381,715
             G93-33, K, 7.00%, 9/25/23 ................................     United States         1,072,921               1,132,587
          GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%,
             1/10/38 ..................................................     United States         1,578,354               1,385,664
          Greenwich Capital Commercial Funding Corp.,
             2004-GG1, A7, 5.317%, 6/10/36 ............................     United States        11,680,000              10,061,612
             2005-GG5, A5, 5.224%, 4/10/37 ............................     United States         9,250,000               7,476,844
      (e)    2006-GG7, A4, FRN, 6.112%, 7/10/38 .......................     United States        21,200,000              16,966,648
             2007-GG9, C, 5.554%, 3/10/39 .............................     United States         6,438,000               3,292,393
      (e) GS Mortgage Securities Corp. II,
             2006-GG6, A4, FRN, 5.553%, 4/10/38 .......................     United States         8,807,000               7,026,648
      (d)    2007-EOP, A1, 144A, FRN, 4.135%, 3/06/20 .................     United States         2,271,784               1,919,517
             2007-GG10, C, FRN, 5.993%, 8/10/45 .......................     United States         4,610,000               2,379,405
      (e) HSI Asset Securitization Corp. Trust, 2006-OPT4, 2A2, FRN,
             3.317%, 3/25/36 ..........................................     United States         2,404,736               2,368,717
          LB-UBS Commercial Mortgage Trust, 2005-C5, A4, 4.954%,
             9/15/30 ..................................................     United States        10,545,000               8,473,605
      (e) Morgan Stanley ABS Capital I Inc. Trust,
             2006-NC3, A2B, FRN, 3.327%, 3/25/36 ......................     United States         4,132,211               4,052,924
             2006-WMC, 2A, FRN, 3.299%, 7/25/36 .......................     United States           349,288                 347,129
          Morgan Stanley Capital I Trust,
      (e)    2004-IQ7, A4, FRN, 5.431%, 6/15/38 .......................     United States         6,900,000               5,927,923
      (d)    2007-IQ13, B, 144A, 5.517%, 3/15/44 ......................     United States         5,138,000               2,585,159
                                                                                                                     --------------
                                                                                                                        124,918,827
                                                                                                                     --------------
          DIVERSIFIED FINANCIALS 11.4%
      (e) Accredited Mortgage Loan Trust, 2005-4, A2B, FRN, 3.357%,
             12/25/35 .................................................     United States           681,674                 679,040
      (e) ACE Securities Corp., 2005-HE7, A2B, FRN, 3.387%, 11/25/35 ..     United States           936,251                 932,621
      (e) AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 3.487%,
             12/22/27 .................................................     United States           202,491                 130,745
      (e) American Express Credit Account Master Trust, 2002-5, A, FRN,
             2.658%, 2/15/12 ..........................................     United States        21,300,000              20,686,042
      (e) Amortizing Residential Collateral Trust, 2002-BC1, M1, FRN,
             4.057%, 1/25/32 ..........................................     United States           411,552                 269,056
      (e) Asset-Backed Securities Corp. Home Equity Loan Trust,
             2005-HE4, A1, FRN, 3.367%, 5/25/35 .......................     United States           221,394                 210,566
      (e) Bank of America Credit Card Trust, 2007-A13, A13, FRN,
             2.708%, 4/15/12 ..........................................     United States        25,000,000              23,940,855


                               96 | Annual Report

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (CONTINUED)
          DIVERSIFIED FINANCIALS (CONTINUED)
      (e) Capital One Auto Finance Trust, 2006-C, A4, FRN, 4.59%,
             5/15/13 ..................................................     United States         5,250,000          $    4,078,495
      (e) Chase Funding Mortgage Loan Asset-Backed Certificates,
             2004-2, 2A2, FRN, 3.457%, 2/25/35 ........................     United States         2,416,130               2,036,569
      (e) Chase Issuance Trust,
             2005-A3, A, FRN, 2.508%, 10/17/11 ........................     United States        23,000,000              22,716,585
             2007-A9, A9, FRN, 2.518%, 6/16/14 ........................     United States        16,450,000              13,687,607
      (e) First Franklin Mortgage Loan Asset-Backed Certificates,
             2004-FF11, 1A2, FRN, 3.557%, 1/25/35 .....................     United States           760,092                 599,740
      (e) Ford Credit Auto Owner Trust, 2007-B, A2B, FRN, 2.818%,
             6/15/10 ..................................................     United States        11,895,690              11,739,684
          JPMorgan Chase Commercial Mortgage Securities Corp.,
      (e)    2004-CB9, A4, FRN, 5.377%, 6/12/41 .......................     United States        11,324,540               9,635,655
             2004-LN2, A2, 5.115%, 7/15/41 ............................     United States           697,106                 579,892
      (e)    2005-LDP5, A4, FRN, 5.179%, 12/15/44 .....................     United States        32,000,000              25,742,429
      (d) Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 ....     United States            23,755                  23,589
      (d) Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A,
             5.35%, 2/10/39 ...........................................     United States         2,133,021               1,996,207
      (e) MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN, 4.628%
             11/15/12 .................................................     United States         1,850,000               1,716,720
          Residential Asset Securities Corp.,
             2001-KS2, AI5, 7.014%, 6/25/31 ...........................     United States             8,866                   7,959
             2004-KS1, AI4, 4.213%, 4/25/32 ...........................     United States           723,190                 689,736
      (e)    2005-AHL2, A2, FRN, 3.467%, 10/25/35 .....................     United States         1,790,056               1,649,281
      (e) Securitized Asset-Backed Receivables LLC Trust, 2006-FR2,
             A2, FRN, 3.357%, 3/25/36 .................................     United States         6,082,702               5,720,392
          Structured Asset Securities Corp.,
      (e)    2002-1A, 2A1, FRN, 5.263%, 2/25/32 .......................     United States            66,804                  56,317
             2004-4XS, 1A4, 4.13%, 2/25/34 ............................     United States           181,839                 181,983
                                                                                                                     --------------
                                                                                                                        149,707,765
                                                                                                                     --------------
          REAL ESTATE 1.2%
      (e) Master Asset-Backed Securities Trust, 2006-AB1, A1, FRN,
             3.347%, 2/25/36 ..........................................     United States           152,036                 150,403
      (e) Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B,
             FRN, 3.317%, 9/25/37 .....................................     United States        18,230,360              16,476,111
                                                                                                                     --------------
                                                                                                                         16,626,514
                                                                                                                     --------------
          TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
             MORTGAGE-BACKED SECURITIES (COST $ 343,737,935) ..........                                                 291,253,106
                                                                                                                     --------------
          MORTGAGE-BACKED SECURITIES 51.2%
      (e) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE
             0.6%
          FHLMC, 3.948%, 11/01/27 .....................................     United States         6,088,636               6,165,700
          FHLMC, 5.136%, 9/01/32 ......................................     United States           417,917                 417,437
          FHLMC, 5.408%, 4/01/32 ......................................     United States           981,348                 996,524
          FHLMC, 5.472%, 4/01/30 ......................................     United States           502,590                 516,852


                               Annual Report | 97

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          MORTGAGE-BACKED SECURITIES (CONTINUED)
      (e) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE
             (CONTINUED)
          FHLMC, 5.961%, 10/01/36 .....................................     United States           141,289          $      143,103
          FHLMC, 7.275%, 3/01/25 ......................................     United States           142,110                 149,225
                                                                                                                     --------------
                                                                                                                          8,388,841
                                                                                                                     --------------
          FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 24.7%
          FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 ...............     United States           675,461                 665,614
          FHLMC Gold 15 Year, 5.00%, 7/01/23 ..........................     United States        14,846,163              14,506,125
          FHLMC Gold 15 Year, 5.50%, 11/01/22 .........................     United States         4,092,307               4,077,702
          FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22 ................     United States         7,695,120               7,747,648
          FHLMC Gold 30 Year, 5.00%, 8/01/33 - 5/01/34 ................     United States         2,575,190               2,442,949
      (g) FHLMC Gold 30 Year, 5.00%, 11/15/37 .........................     United States        39,300,000              37,193,756
          FHLMC Gold 30 Year, 5.00%, 1/01/38 ..........................     United States        25,000,001              23,671,615
          FHLMC Gold 30 Year, 5.00%, 8/01/38 ..........................     United States        15,000,000              14,202,969
      (h) FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37 ...............     United States        20,101,029              19,617,495
          FHLMC Gold 30 Year, 5.50%, 11/01/37 .........................     United States        24,027,326              23,448,918
          FHLMC Gold 30 Year, 5.50%, 9/01/38 ..........................     United States        20,000,000              19,518,542
          FHLMC Gold 30 Year, 6.00%, 5/01/33 - 8/01/34 ................     United States         2,875,792               2,878,780
          FHLMC Gold 30 Year, 6.00%, 10/01/37 .........................     United States        19,847,977              19,827,509
          FHLMC Gold 30 Year, 6.00%, 1/01/38 ..........................     United States        24,844,232              24,818,611
          FHLMC Gold 30 Year, 6.00%, 4/01/38 ..........................     United States        44,046,760              44,001,336
          FHLMC Gold 30 Year, 6.00%, 7/01/38 ..........................     United States        14,978,643              14,963,197
          FHLMC Gold 30 Year, 6.50%, 4/01/28 - 1/01/35 ................     United States           905,892                 923,951
      (g) FHLMC Gold 30 Year, 6.50%, 11/01/31 .........................     United States        49,000,000              49,666,106
          FHLMC Gold 30 Year, 7.00%, 4/01/26 - 7/01/32 ................     United States           556,722                 572,510
          FHLMC Gold 30 Year, 7.50%, 3/01/32 ..........................     United States            81,587                  86,256
          FHLMC Gold 30 Year, 8.50%, 8/01/30 ..........................     United States             9,542                  10,251
          FHLMC Gold 30 Year, 9.00%, 1/01/22 ..........................     United States           114,890                 123,073
          FHLMC Gold 30 Year, 10.00%, 10/01/30 ........................     United States           238,907                 284,900
                                                                                                                     --------------
                                                                                                                        325,249,813
                                                                                                                     --------------
      (e) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
             RATE 2.0%
          FNMA, 3.445%, 1/01/17 .......................................     United States           561,977                 557,761
          FNMA, 3.948%, 9/01/34 .......................................     United States         6,359,550               6,332,404
          FNMA, 4.104%, 8/01/33 .......................................     United States         6,504,133               6,474,144
          FNMA, 4.342%, 12/01/27 ......................................     United States           468,365                 464,826
          FNMA, 4.354%, 3/01/33 .......................................     United States           510,589                 508,390
          FNMA, 4.361%, 6/01/33 .......................................     United States           445,101                 443,188
          FNMA, 4.398%, 2/01/34 .......................................     United States         2,248,589               2,238,139
          FNMA, 4.617%, 12/01/34 ......................................     United States         1,212,508               1,243,457
          FNMA, 4.75%, 6/01/15 ........................................     United States            95,110                  96,218
          FNMA, 4.909%, 4/01/35 .......................................     United States         5,381,946               5,380,571
          FNMA, 4.967%, 10/01/32 ......................................     United States         1,081,543               1,102,960
          FNMA, 5.061%, 12/01/22 ......................................     United States           177,560                 179,515
          FNMA, 5.186%, 11/01/31 ......................................     United States           424,944                 432,885
          FNMA, 5.469%, 5/01/25 .......................................     United States           154,071                 157,053
          FNMA, 5.475%, 6/01/32 .......................................     United States            56,085                  57,284
          FNMA, 5.711%, 12/01/24 ......................................     United States            47,786                  49,533


                               98 | Annual Report

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          MORTGAGE-BACKED SECURITIES (CONTINUED)
      (e) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
             (CONTINUED)
          FNMA, 5.985%, 9/01/19 .......................................     United States            10,205          $       10,508
          FNMA, 5.988%, 12/01/34 ......................................     United States           801,136                 814,369
          FNMA, 6.35%, 6/01/17 ........................................     United States            83,654                  83,533
                                                                                                                     --------------
                                                                                                                         26,626,738
                                                                                                                     --------------
          FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 20.7%
          FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 ......................     United States         1,572,833               1,506,089
          FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 ......................     United States         1,398,749               1,379,994
          FNMA 15 Year, 5.50%, 1/01/14 - 2/01/18 ......................     United States           777,308                 780,893
          FNMA 15 Year, 6.00%, 8/01/16 - 9/01/22 ......................     United States         2,531,082               2,552,539
          FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16 ......................     United States            38,781                  39,772
      (g) FNMA 30 Year, 5.00%, 11/15/35 ...............................     United States        18,575,000              17,596,915
          FNMA 30 Year, 5.00%, 8/01/36 - 10/01/38 .....................     United States        30,163,165              28,591,293
          FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37 ......................     United States        69,077,796              67,563,522
          FNMA 30 Year, 6.00%, 9/01/32 - 6/01/38 ......................     United States        16,144,718              16,158,431
      (g) FNMA 30 Year, 6.00%, 11/01/32 ...............................     United States        36,750,000              36,732,764
          FNMA 30 Year, 6.00%, 8/01/37 ................................     United States        30,000,001              30,006,126
          FNMA 30 Year, 6.50%, 5/01/28 - 8/01/32 ......................     United States         1,995,262               2,038,706
      (g) FNMA 30 Year, 6.50%, 11/01/28 ...............................     United States        65,850,000              66,745,165
          FNMA 30 Year, 7.50%, 1/01/30 ................................     United States            68,099                  71,621
          FNMA 30 Year, 8.50%, 5/01/32 ................................     United States           224,179                 241,390
          FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 .....................     United States           798,590                 873,620
                                                                                                                     --------------
                                                                                                                        272,878,840
                                                                                                                     --------------
      (e) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE
             RATE 0.0%(a)
          GNMA, 5.125%, 10/20/26 ......................................     United States            95,564                  96,084
          GNMA, 5.375%, 1/20/23 .......................................     United States            45,821                  46,135
                                                                                                                     --------------
                                                                                                                            142,219
                                                                                                                     --------------
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE
             3.2%
          GNMA I SF 15 Year, 7.00%, 2/15/09 ...........................     United States             2,191                   2,236
      (g) GNMA I SF 30 Year, 6.00%, 11/01/28 ..........................     United States        30,000,000              30,004,680
          GNMA I SF 30 Year, 6.50%, 10/15/31 - 8/15/38 ................     United States        10,119,421              10,240,556
          GNMA I SF 30 Year, 7.00%, 10/15/27 - 4/15/28 ................     United States            55,266                  56,796
          GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26 .................     United States           396,505                 420,139
          GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17 .................     United States           160,610                 172,197
          GNMA I SF 30 Year, 9.00%, 9/15/25 - 3/15/31 .................     United States             4,338                   4,715
          GNMA II SF 30 Year, 6.00%, 5/20/31 ..........................     United States            39,528                  39,705
          GNMA II SF 30 Year, 6.50%, 3/20/28 - 4/20/31 ................     United States            28,901                  29,301
          GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 ................     United States           217,795                 228,442
          GNMA II SF 30 Year, 8.00%, 5/20/27 - 7/20/27 ................     United States           218,676                 233,133
                                                                                                                     --------------
                                                                                                                         41,431,900
                                                                                                                     --------------
          TOTAL MORTGAGE-BACKED SECURITIES
             (COST $681,584,867)                                                                                        674,718,351
                                                                                                                     --------------


                               Annual Report | 99

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.2%
          European Investment Bank, senior note,
             4.50%, 5/15/13 ...........................................   Supranational(i)        2,700,000    NOK   $      402,526
             1612/37, 6.50%, 9/10/14 ..................................   Supranational(i)        1,395,000    NZD          823,016
      (e)    FRN, 0.685%, 9/21/11 .....................................   Supranational(i)      342,000,000    JPY        3,472,403
   (e, j) Government of Argentina, senior bond, FRN, 3.127%,
              8/03/12 .................................................       Argentina           2,225,000                 402,873
      (k) Government of Ghana, Reg S, 8.50%, 10/04/17 .................         Ghana               300,000                 192,750
          Government of Indonesia,
             FR19, 14.25%, 6/15/13 ....................................       Indonesia       7,995,000,000    IDR          682,142
             FR34, 12.80%, 6/15/21 ....................................       Indonesia       9,705,000,000    IDR          676,679
             FR35, 12.90%, 6/15/22 ....................................       Indonesia      21,000,000,000    IDR        1,464,221
             FR36, 11.50%, 9/15/19 ....................................       Indonesia      12,200,000,000    IDR          801,674
             FR40, 11.00%, 9/15/25 ....................................       Indonesia      21,230,000,000    IDR        1,256,270
      (k) Government of Iraq, Reg S, 5.80%, 1/15/28 ...................         Iraq                260,000                 124,800
          Government of Mexico, 10.00%, 12/05/24 ......................        Mexico               400,000(l) MXN        3,426,726
          Government of Norway,
             6.00%, 5/16/11 ...........................................        Norway             3,600,000    NOK          562,687
             6.50%, 5/15/13 ...........................................        Norway            35,500,000    NOK        5,854,610
          Government of Peru,
             7.84%, 8/12/20 ...........................................         Peru              1,100,000    PEN          316,793
             Series 7, 8.60%, 8/12/17 .................................         Peru              3,200,000    PEN          967,529
          Government of Russia,
      (d)    144A, 7.50%, 3/31/30 .....................................        Russia             2,300,060               2,012,286
      (k)    senior bond, Reg S, 7.50%, 3/31/30 .......................        Russia             6,977,600               6,105,435
          Government of Singapore,
             4.375%, 1/15/09 ..........................................       Singapore             553,000    SGD          375,227
             2.375%, 10/01/09 .........................................       Singapore             170,000    SGD          115,893
             2.625%, 4/01/10 ..........................................       Singapore           1,771,000    SGD        1,217,567
      (e) Government of Vietnam, FRN, 3.938%, 3/12/16 .................        Vietnam              176,087                 152,315
          KfW Bankengruppe,
      (e)    FRN, 0.688%, 8/08/11 .....................................        Germany           49,000,000    JPY          493,806
             senior note, 6.50%, 11/15/11 .............................        Germany            1,099,000    NZD          647,763
          Korea Treasury Bond, 0525-2703, 5.25%, 3/10/27 ..............      South Korea      2,001,000,000    KRW        1,511,736
          Korea Treasury Note,
             0525-1209, 5.25%, 9/10/12 ................................      South Korea      1,800,000,000    KRW        1,408,092
             0550-1709, 5.50%, 9/10/17 ................................      South Korea      5,190,000,000    KRW        3,990,308
          New South Wales Treasury Corp., senior note, 5.50%,
             3/01/17 ..................................................       Australia           5,095,000    AUD        3,321,579
          Nota Do Tesouro Nacional, 9.762%, 1/01/14 ...................        Brazil                21,900(m) BRL        7,617,397
          Province of Ontario, 6.25%, 6/16/15 .........................        Canada               305,000    NZD          171,496
      (d) Peru Enhanced Pass-Through Finance Ltd., senior secured
             bond, A-1, 144A, zero cpn., 5/31/18 ......................         Peru              1,328,940                 651,181
          Queensland Treasury Corp.,
             13, 6.00%, 8/14/13 .......................................       Australia             865,000    AUD          585,481
             17, 6.00%, 9/14/17 .......................................       Australia           1,730,000    AUD        1,166,105
      (d)    144A, 7.125%, 9/18/17 ....................................       Australia           3,320,000    NZD        2,056,991
                                                                                                                     --------------
          TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
             (COST $65,895,308) .......................................                                                  55,028,357
                                                                                                                     --------------


                              100 | Annual Report

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
          U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $15,102,021) 1.1%
          U.S. Treasury Bond, 4.50%, 5/15/38 ..........................     United States        14,000,000          $   14,254,856
                                                                                                                     --------------
   (e, n) SENIOR FLOATING RATE INTERESTS 3.0%
          AUTOMOBILES & COMPONENTS 0.0%(a)
      (g) Dayco Products LLC (Mark IV), Replacement Term Loan, 7.65% -
             8.48%, 6/23/11 ...........................................     United States           200,000                  68,000
                                                                                                                     --------------
          CAPITAL GOODS 0.0%(a)
          Oshkosh Truck Corp., Term Loan B, 4.32% - 4.62%, 12/06/13 ...     United States           901,266                 628,633
                                                                                                                     --------------
          COMMERCIAL & PROFESSIONAL SERVICES 0.3%
          Affinion Group Inc., Term Loan B, 5.311% - 5.618%,
             10/17/12 .................................................     United States           500,000                 398,750
          Allied Waste North America Inc.,
             Credit Link, 4.40%, 3/28/14 ..............................     United States           271,191                 259,440
             Term Loan B, 4.06%, 3/28/14 ..............................     United States           379,485                 363,041
          ARAMARK Corp.,
             Synthetic L/C, 2.427%, 1/26/14 ...........................     United States            50,120                  42,088
             Term Loan B, 5.637%, 1/26/14 .............................     United States           788,925                 662,500
   (g, o) EnviroSolutions Inc., Initial Term Loan, PIK, 12.042%, ......     United States           951,153                 706,231
             7/07/12
          Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 4.803%,
             8/09/13 ..................................................     United States         2,701,058               1,969,071
                                                                                                                     --------------
                                                                                                                          4,401,121
                                                                                                                     --------------
          CONSUMER DURABLES & APPAREL 0.2%
          Jarden Corp.,
             Term Loan B1, 5.512%, 1/24/12 ............................     United States           719,755                 589,299
             Term Loan B2, 5.512%, 1/24/12 ............................     United States           873,987                 715,577
          Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 5.171%,
             12/21/11 .................................................     United States           812,195                 677,168
                                                                                                                     --------------
                                                                                                                          1,982,044
                                                                                                                     --------------
          CONSUMER SERVICES 0.3%
          Education Management LLC, Term Loan C, 5.563%, 6/01/13 ......     United States         2,851,159               2,010,067
      (g) Kuilima Resort Co. (Turtle Bay), First Lien Term Loan, 8.75%,
             9/30/10 ..................................................     United States         1,300,000                 633,750
          Penn National Gaming Inc., Term Loan B, 4.55% - 5.25%,
             10/03/12 .................................................     United States           497,436                 415,912
          VML U.S. Finance LLC (Venetian Macau),
             Delayed Draw, 6.02%, 5/25/12 .............................         Macau               394,018                 253,156
      (g)    New Project Term Loans, 6.02%, 5/25/13 ...................         Macau               480,000                 308,400
             Term Loan B, 6.02%, 5/25/13 ..............................         Macau               805,982                 517,843
                                                                                                                     --------------
                                                                                                                          4,139,128
                                                                                                                     --------------
          DIVERSIFIED FINANCIALS 0.2%
          Nuveen Investments Inc., Term Loan B, 6.118%, 11/13/14 ......     United States         2,189,000               1,262,324
          TD Ameritrade Holding Corp., Term Loan B, 5.00%, 12/31/12 ...     United States           983,088                 822,107
                                                                                                                     --------------
                                                                                                                          2,084,431
                                                                                                                     --------------


                               Annual Report | 101

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
   (e, n) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          ENERGY 0.1%
          Alpha Natural Resources LLC, Term Loan B, 5.563%, 10/26/12 ..     United States           932,500          $      863,728
                                                                                                                     --------------
          FOOD, BEVERAGE & TOBACCO 0.0%(a)
          Dean Foods Co., Term Loan B, 4.62%, 4/02/14 .................     United States           492,500                 371,068
                                                                                                                     --------------
          HEALTH CARE EQUIPMENT & SERVICES 0.5%
      (g) Carestream Health Inc., Term Loan, 5.42%, 4/30/13 ...........     United States           170,033                 111,938
          Community Health Systems Inc., Term Loan, 5.06% - 5.25%,
             7/25/14 ..................................................     United States         2,001,340               1,608,827
          DaVita Inc., Term Loan B-1, 4.20%, 10/05/12 .................     United States           815,000                 710,215
          Fresenius Medical Care Holdings Inc., Term Loan B, 4.185% -
             6.125%, 3/31/13 ..........................................     United States         1,098,968                 936,321
          HCA Inc.,
             Term Loan A-1, 5.262%, 11/19/12 ..........................     United States         2,828,095               2,396,103
             Term Loan B-1, 6.012%, 11/18/13 ..........................     United States         1,210,558               1,002,040
                                                                                                                     --------------
                                                                                                                          6,765,444
                                                                                                                     --------------
          MATERIALS 0.3%
          Celanese U.S. Holdings LLC, Dollar Term Loan, 5.553%,
             4/02/14 ..................................................     United States         1,381,977               1,123,350
          Georgia-Pacific LLC,
             Additional Term Loan, 4.868%, 12/20/12 ...................     United States           472,380                 393,518
             Term Loan B, 4.551% - 4.868%, 12/20/12 ...................     United States         1,275,213               1,062,324
      (g) Huntsman International LLC, Term Loan B, 4.969%, 4/19/14 ....     United States           128,572                 111,811
      (g) Lyondell Chemical Co., Tranche B-1, 8.044%, 12/20/14 ........     United States           400,000                 240,544
          Nalco Co., Term Loan B, 4.92% - 5.313%, 11/04/10 ............     United States           204,891                 183,817
          Rockwood Specialties Group Inc., Term Loan E, 4.618%,
             7/30/12 ..................................................     United States           994,845                 833,183
                                                                                                                     --------------
                                                                                                                          3,948,547
                                                                                                                     --------------
          MEDIA 0.6%
          CSC Holdings Inc. (Cablevision), Incremental Term Loan,
             4.569%, 3/29/13 ..........................................     United States         1,322,328               1,149,481
      (g) Idearc Inc., Term Loan B, 5.12%, 11/17/14 ...................     United States         1,681,739                 725,951
          MCC Iowa,
             Tranche D-1 Term Loan, 3.89%, 1/31/15 ....................     United States           923,620                 671,934
             Tranche D-2 Term Loan, 3.89%, 1/31/15 ....................     United States            86,951                  63,257
      (g) Metro-Goldwyn-Mayer Inc., Term Loan B, 7.012%, 4/08/12 ......     United States           998,210                 504,720
          Regal Cinemas Corp., Term Loan, 5.262%, 10/27/13 ............     United States         1,578,164               1,193,267
          Tribune Co.,
      (g) Incremental Term Loan, 6.00%, 5/14/14 .......................     United States         1,333,473                 493,385
             Term Loan B, 6.00%, 5/16/14 ..............................     United States           685,000                 307,565
          Univision Communications Inc., Initial Term Loan, 5.25%,
             9/29/14 ..................................................     United States         2,790,000               1,516,365
          UPC Financing Partnership, Term Loan N, 5.47%, 12/31/14 .....      Netherlands          1,730,000               1,241,275
                                                                                                                     --------------
                                                                                                                          7,867,200
                                                                                                                     --------------
          REAL ESTATE 0.0%(a)
          Capital Automotive REIT, Term Loan B, 5.47%, 12/15/10 .......     United States           940,723                 599,241
                                                                                                                     --------------


                              102 | Annual Report

Franklin Investors Securities Trust

                                                                              COUNTRY/          PRINCIPAL
          FRANKLIN TOTAL RETURN FUND                                        ORGANIZATION        AMOUNT(b)                 VALUE
          --------------------------                                      ----------------   --------------          --------------
   (e, n) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.0%(a)
          Fairchild Semiconductor Corp., Initial Term Loan, 5.262%,
             6/26/13 ..................................................     United States           496,193                $359,740
                                                                                                                     --------------
          SOFTWARE & SERVICES 0.3%
          First Data Corp., Term Loan B-2, 5.948% - 6.025%, 9/24/14 ...     United States         2,575,470               1,906,767
          SunGard Data Systems Inc., New U.S. Term Loan, 4.553%,
             2/28/14 ..................................................     United States         2,435,459               1,877,043
                                                                                                                     --------------
                                                                                                                          3,783,810
                                                                                                                     --------------
          TELECOMMUNICATION SERVICES 0.1%
          Alltel Communications Inc., Term Loan B-3, 5.50%, 5/18/15 ...     United States           727,005                 695,880
      (g) Hawaiian Telecom Communications Inc., Term Loan C, 6.262%,
             6/01/14 ..................................................     United States           799,506                 435,731
                                                                                                                     --------------
                                                                                                                          1,131,611
                                                                                                                     --------------
          UTILITIES 0.1%
          NRG Energy Inc.,
             Credit Link, 2.701%, 2/01/13 .............................     United States           364,438                 317,365
             Term Loan, 5.262%, 2/01/13 ...............................     United States           741,800                 645,984
          Texas Competitive Electric Holdings Co. LLC, Term Loan B-2,
             6.303% - 7.64%, 10/10/14 .................................     United States           184,300                 144,573
                                                                                                                     --------------
                                                                                                                          1,107,922
                                                                                                                     --------------
          TOTAL SENIOR FLOATING RATE INTERESTS
             (COST $50,963,873) ......................................                                                   40,101,668
                                                                                                                     --------------
          CREDIT LINKED NOTE (COST $1,000,624) 0.1%
          BANKS 0.1%
(d, e, p) Credit Suisse First Boston International, 144A, FRN,
             5.103%, 3/20/09 ..........................................     United States         1,000,000                 995,000
                                                                                                                     --------------
          SHORT TERM INVESTMENTS 1.2%
          FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST
             $1,481,926) 0.1%
      (q) Egypt Treasury Bills, 1/13/09 - 8/18/09 .....................         Egypt             8,375,000    EGP        1,424,141
                                                                                                                     --------------
          U.S. GOVERNMENT AND AGENCY SECURITY (COST $5,995,301) 0.4%
   (h, q) U.S. Treasury Bill, 11/28/08 ................................     United States         6,000,000               5,999,573
                                                                                                                     --------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
             (COST $1,667,335,041) ....................................                                               1,478,324,881
                                                                                                                     --------------

                                                                                                 SHARES
                                                                                             --------------
          MONEY MARKET FUNDS (COST $8,786,161) 0.7%
      (r) Franklin Institutional Fiduciary Trust Money Market
             Portfolio, 1.56% .........................................     United States         8,786,161               8,786,161
                                                                                                                     --------------


                               Annual Report | 103

Franklin Investors Securities Trust

          FRANKLIN TOTAL RETURN FUND                                                                                      VALUE
          --------------------------                                                                                 --------------
          TOTAL INVESTMENTS (COST $1,676,121,202) 112.9%                                                             $1,487,111,042
          NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
             CONTRACTS 1.8%                                                                                              23,762,554
          OTHER ASSETS, LESS LIABILITIES (14.7)%                                                                       (193,551,324)
                                                                                                                     --------------
          NET ASSETS 100.0%                                                                                          $1,317,322,272
                                                                                                                     ==============

See Currency and Selected Portfolio Abbreviations on page 105.

(a)  Rounds to less than 0.1% of net assets.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  Perpetual securities with no stated maturity date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $57,913,813, representing 4.40% of net assets.

(e)  The coupon rate shown represents the rate at period end.

(f)  See Note 10 regarding defaulted securities.

(g) A portion or all of the security purchased on a delayed delivery, or to-be-announced basis. See Note 1(d).

(h) Security or a portion of the security has been segregated as collateral for open swap contracts and open future contracts. At October 31, 2008, the value of securities pledged amounted to $4,087,862.

(i) A supranational organization is an entity formed by two or more central governments through international treaties.

(j) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(k) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $ 6,422,985, representing 0.49% of net assets.

(l)  Principal amount is stated in 100 Mexican Peso Units.

(m)  Principal amount is stated in 1,000 Brazilian Real Units.

(n)  See Note 1(j) regarding senior floating rate interests.

(o)  Income may be received in additional securities and/or cash.

(p) See Note 1(h) regarding credit linked notes.

(q)  The security is traded on a discount basis with no stated coupon rate.

(r) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               104 | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
BRL - Brazilian Real
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
SEK - Swedish Krona
SGD - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS:

DIP   - Debtor-In-Possession
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
L/C   - Letter of Credit
PIK   - Payment-In-Kind
REIT  - Real Estate Investment Trust

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 105

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2008

                                                               FRANKLIN         FRANKLIN        FRANKLIN
                                                              ADJUSTABLE      FLOATING RATE   LOW DURATION      FRANKLIN
                                                           U.S. GOVERNMENT    DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                           SECURITIES FUND        FUND            FUND            FUND
                                                           ---------------   --------------   ------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................     $508,758,949    $1,229,313,563    $33,699,764   $1,667,335,041
      Cost - Sweep Money Fund (Note 7) .................       35,724,785       120,707,743      2,012,983        8,786,161
      Cost - Repurchase agreements .....................      168,129,385                --             --               --
                                                             ------------    --------------    -----------   --------------
      Total cost of investments ........................     $712,613,119    $1,350,021,306    $35,712,747   $1,676,121,202
                                                             ------------    --------------    -----------   --------------
      Value - Unaffiliated issuers .....................     $506,262,459    $  943,483,804    $32,435,196   $1,478,324,881
      Value - Sweep Money Fund (Note 7) ................       35,724,785       120,707,743      2,012,983        8,786,161
      Value - Repurchase agreements ....................      168,129,385                --             --               --
                                                             ------------    --------------    -----------   --------------
      Total value of investments .......................      710,116,629     1,064,191,547     34,448,179    1,487,111,042
   Cash ................................................               --         4,636,487             --       15,090,155
   Foreign currency, at value (cost $--, $--, $138,717
      and $9,719,144) ..................................               --                --        137,509        9,720,837
   Receivables:
      Investment securities sold .......................          872,603        43,585,150      2,944,176       19,114,050
      Capital shares sold ..............................       12,854,113         1,627,012        303,215        3,926,251
      Interest .........................................        2,388,610         6,143,400        315,293       12,752,792
      Affiliates .......................................               --                --         12,439               --
   Swaps ...............................................               --                --         11,284          279,272
   Unrealized appreciation on forward exchange contracts
      (Note 9) .........................................               --                --        272,798       24,262,105
   Unrealized appreciation on swap contracts (Note 8) ..               --                --        223,420        8,261,120
                                                             ------------    --------------    -----------   --------------
         Total assets ..................................      726,231,955     1,120,183,596     38,668,313    1,580,517,624
                                                             ------------    --------------    -----------   --------------
Liabilities:
   Payables:
      Investment securities purchased ..................               --        15,508,348      2,938,938      242,676,630
      Capital shares redeemed ..........................        2,343,597         4,858,735        223,170        9,657,118
      Affiliates .......................................          470,053           922,485             --          533,917
      Distributions to shareholders ....................          284,557         1,742,405         31,616        1,401,878
      Variation margin .................................               --                --          3,875          134,843
   Swaps (premium received $--, $--, $43,958, $--) .....               --                --         49,805          322,992
   Collateral due to brokers for swaps .................               --                --             --        3,960,000
   Unrealized depreciation on forward exchange contracts
      (Note 9) .........................................               --                --          5,367          499,551
   Unrealized depreciation on swap contracts (Note 8) ..               --                --        146,488        3,533,061
   Unrealized depreciation on unfunded loan commitments
      (Note 11) ........................................               --         2,455,568             --           16,752
   Accrued expenses and other liabilities ..............           60,394           760,175         12,893          458,610
                                                             ------------    --------------    -----------   --------------
         Total liabilities .............................        3,158,601        26,247,716      3,412,152      263,195,352
                                                             ------------    --------------    -----------   --------------
            Net assets, at value .......................     $723,073,354    $1,093,935,880    $35,256,161   $1,317,322,272
                                                             ============    ==============    ===========   ==============

   The accompanying notes are an integral part of these financial statements.


                              106 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008

                                                               FRANKLIN         FRANKLIN        FRANKLIN
                                                              ADJUSTABLE      FLOATING RATE   LOW DURATION      FRANKLIN
                                                           U.S. GOVERNMENT    DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                           SECURITIES FUND        FUND            FUND            FUND
                                                           ---------------   --------------   ------------   --------------
Net assets consist of:
   Paid-in capital .....................................     $739,204,490    $1,866,542,946    $36,468,816   $1,515,863,557
   Undistributed net investment income (distributions in
   excess of net investment income) ....................             (931)          295,732         97,664        5,558,472
   Net unrealized appreciation (depreciation) ..........       (2,496,490)     (288,285,327)      (890,250)    (159,824,652)
   Accumulated net realized gain (loss) ................      (13,633,715)     (484,617,471)      (420,069)     (44,275,105)
                                                             ------------    --------------    -----------   --------------
      Net assets, at value .............................     $723,073,354    $1,093,935,880    $35,256,161   $1,317,322,272
                                                             ------------    --------------    -----------   --------------
CLASS A:
   Net assets, at value ................................     $586,695,687    $  796,384,289    $35,181,301   $  780,550,753
                                                             ------------    --------------    -----------   --------------
   Shares outstanding ..................................       66,201,996       103,928,926      3,671,511       90,736,130
                                                             ------------    --------------    -----------   --------------
   Net asset value per share (a) .......................     $       8.86    $         7.66    $      9.58   $         8.60
                                                             ------------    --------------    -----------   --------------
   Maximum offering price per share (net asset value per
      share / 97.75%, 97.75%, 97.75% and 95.75%,
      respectively) ....................................     $       9.06    $         7.84    $      9.80   $         8.98
                                                             ------------    --------------    -----------   --------------
CLASS B:
   Net assets, at value ................................               --    $   17,480,724             --   $   19,175,719
                                                             ------------    --------------    -----------   --------------
   Shares outstanding ..................................               --         2,282,881             --        2,229,634
                                                             ------------    --------------    -----------   --------------
   Net asset value and maximum offering price per
      share (a) ........................................               --    $         7.66             --   $         8.60
                                                             ------------    --------------    -----------   --------------
CLASS C:
   Net assets, at value ................................     $132,254,036    $  188,239,688             --   $  103,564,303
                                                             ------------    --------------    -----------   --------------
   Shares outstanding ..................................       14,932,551        24,558,327             --       12,045,197
                                                             ------------    --------------    -----------   --------------
   Net asset value and maximum offering price per
      share (a) ........................................     $       8.86    $         7.67             --   $         8.60
                                                             ------------    --------------    -----------   --------------
CLASS R:
   Net assets, at value ................................               --                --             --   $   68,775,417
                                                             ------------    --------------    -----------   --------------
   Shares outstanding ..................................               --                --             --        7,994,991
                                                             ------------    --------------    -----------   --------------
   Net asset value and maximum offering price per
      share ...........................................                --                --             --   $         8.60
                                                             ------------    --------------    -----------   --------------
ADVISOR CLASS:
   Net assets, at value ................................     $  4,123,631    $   91,831,179    $    74,860   $  345,256,080
                                                             ------------    --------------    -----------   --------------
   Shares outstanding ..................................          464,845        11,985,407          7,809       40,078,667
                                                             ------------    --------------    -----------   --------------
   Net asset value and maximum offering price per
      share ............................................     $       8.87    $         7.66    $      9.59   $         8.61
                                                             ------------    --------------    -----------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 107

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2008

                                                               FRANKLIN         FRANKLIN        FRANKLIN
                                                              ADJUSTABLE      FLOATING RATE   LOW DURATION      FRANKLIN
                                                           U.S. GOVERNMENT    DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                           SECURITIES FUND        FUND            FUND            FUND
                                                           ---------------   --------------   ------------   --------------
Investment income:
   Dividends:
      Unaffiliated issuers .............................     $        --      $          --    $     4,536    $     835,773
      Sweep Money Fund (Note 7) ........................         610,685          4,576,117         64,519        3,401,965
   Interest ............................................      20,134,087         88,075,640      1,044,838       69,076,947
                                                             -----------      -------------    -----------    -------------
         Total investment income .......................      20,744,772         92,651,757      1,113,893       73,314,685
                                                             -----------      -------------    -----------    -------------
Expenses:
   Management fees (Note 3a) ...........................       1,742,904          4,928,802        101,945        4,256,413
   Administrative fees (Note 3b) .......................         455,381          3,008,796         52,248        2,652,494
   Distribution fees: (Note 3c)
      Class A ..........................................         983,542          2,736,869         63,644        2,029,109
      Class B ..........................................              --            282,476             --          138,821
      Class C ..........................................         405,218          1,811,270             --          705,009
      Class R ..........................................              --                 --             --          353,787
   Transfer agent fees (Note 3e) .......................         502,601          1,628,792         19,392        2,512,743
   Custodian fees (Note 4) .............................           6,848             21,555             --          155,555
   Reports to shareholders .............................          65,635            157,756          5,330          196,837
   Registration and filing fees ........................         134,392            154,693         63,597          136,063
   Professional fees ...................................          34,645            209,071         47,826           87,211
   Trustees' fees and expenses .........................          12,768             52,427            647           38,876
   Other ...............................................          21,519            123,882         30,159          107,466
                                                             -----------      -------------    -----------    -------------
         Total expenses ................................       4,365,453         15,116,389        384,788       13,370,384
         Expense reductions (Note 4) ...................          (2,962)           (26,581)          (177)          (5,599)
         Expenses waived/paid by affiliates (Note 3f) ..              --                 --       (150,816)      (2,179,837)
                                                             -----------      -------------    -----------    -------------
            Net expenses ...............................       4,362,491         15,089,808        233,795       11,184,948
                                                             -----------      -------------    -----------    -------------
               Net investment income ...................      16,382,281         77,561,949        880,098       62,129,737
                                                             -----------      -------------    -----------    -------------
Relized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................           5,333        (91,576,104)       (63,811)     (25,308,456)
      Foreign currency transactions ....................              --                 --         40,841        1,516,346
      Financial futures contracts ......................              --                 --         16,688        2,130,723
      Swap contracts ...................................              --                 --        (87,305)      (4,580,356)
                                                             -----------      -------------    -----------    -------------
               Net realized gain (loss) ................           5,333        (91,576,104)       (93,587)     (26,241,743)
                                                             -----------      -------------    -----------    -------------
   Net change in unrealized appreciation (depreciation)
      on:
      Investments ......................................         282,195       (248,029,157)    (1,103,803)    (190,157,233)
      Translation of other assets and liabilities
         denominated in foreign currencies .............              --                 --         27,067       22,876,889
                                                             -----------      -------------    -----------    -------------
               Net change in unrealized appreciation
                  (depreciation) .......................         282,195       (248,029,157)    (1,076,736)    (167,280,344)
                                                             -----------      -------------    -----------    -------------
Net realized and unrealized gain (loss) ................         287,528       (339,605,261)    (1,170,323)    (193,522,087)
                                                             -----------      -------------    -----------    -------------
Net increase (decrease) in net assets resulting from
   operations ..........................................     $16,669,809      $(262,043,312)   $  (290,225)   $(131,392,350)
                                                             ===========      =============    ===========    =============

   The accompanying notes are an integral part of these financial statements.


                               108 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                              FRANKLIN ADJUSTABLE              FRANKLIN FLOATING RATE
                                                        U.S. GOVERNMENT SECURITIES FUND          DAILY ACCESS FUND
                                                        -------------------------------   -------------------------------
                                                             YEAR ENDED OCTOBER 31,            YEAR ENDED OCTOBER 31,
                                                          ---------------------------     -------------------------------
                                                              2008           2007              2008             2007
                                                          ------------   ------------     --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................     $ 16,382,281   $ 15,754,025     $   77,561,949   $  137,196,885
      Net realized gain (loss) from investments .....            5,333        107,794        (91,576,104)     (17,709,569)
      Net change in unrealized appreciation
      (depreciation) on investments .................          282,195      2,180,737       (248,029,157)     (42,132,065)
                                                          ------------   ------------     --------------   --------------
            Net increase (decrease) in net assets
               resulting from operations ............       16,669,809     18,042,556       (262,043,312)      77,355,251
                                                          ------------   ------------     --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................      (15,724,528)   (16,788,834)       (57,170,201)    (105,199,853)
         Class B ....................................               --             --         (1,293,184)      (3,131,867)
         Class C ....................................       (2,143,383)    (1,568,974)       (13,858,643)     (24,353,482)
         Advisor Class ..............................          (11,921)            --         (5,141,861)      (4,768,357)
                                                          ------------   ------------     --------------   --------------
   Total distributions to shareholders ..............      (17,879,832)   (18,357,808)       (77,463,889)    (137,453,559)
                                                          ------------   ------------     --------------   --------------
   Capital share transactions: (Note 2)
         Class A ....................................      254,207,122    (38,995,215)      (332,371,457)    (322,747,971)
         Class B ....................................               --             --        (16,146,106)     (19,987,582)
         Class C ....................................       95,822,320        745,399       (132,930,220)      14,082,357
         Advisor Class ..............................        4,127,226             --         31,134,948       (5,821,192)
                                                          ------------   ------------     --------------   --------------
   Total capital share transactions .................      354,156,668    (38,249,816)      (450,312,835)    (334,474,388)
                                                          ------------   ------------     --------------   --------------
   Redemption fees ..................................           18,455          3,212             10,393           49,115
                                                          ------------   ------------     --------------   --------------
            Net increase (decrease) in net assets ...      352,965,100    (38,561,856)      (789,809,643)    (394,523,581)
Net assets:
   Beginning of year ................................      370,108,254    408,670,110      1,883,745,523    2,278,269,104
                                                          ------------   ------------     --------------   --------------
   End of year ......................................     $723,073,354   $370,108,254     $1,093,935,880   $1,883,745,523
                                                          ------------   ------------     --------------   --------------
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of year ...................................     $       (931)  $     (1,158)    $      295,732   $       (1,969)
                                                          ============   ============     ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 109

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               FRANKLIN LOW DURATION                 FRANKLIN
                                                                 TOTAL RETURN FUND              TOTAL RETURN FUND
                                                             -------------------------   -------------------------------
                                                               YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,
                                                             -------------------------   -------------------------------
                                                                 2008          2007           2008             2007
                                                             -----------   -----------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................   $   880,098   $   533,425   $   62,129,737   $   41,784,488
      Net realized gain (loss) from investments, financial
         futures, foreign currency transactions, and swap
         contracts .......................................       (93,587)       41,616      (26,241,743)         998,868
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies ...    (1,076,736)      149,881     (167,280,344)         399,109
                                                             -----------   -----------   --------------   --------------
            Net increase (decrease) in net assets
            resulting from operations ....................      (290,225)      724,922     (131,392,350)      43,182,465
                                                             -----------   -----------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .........................................      (927,764)     (563,718)     (40,221,963)     (25,471,366)
         Class B .........................................            --            --         (976,601)        (938,074)
         Class C .........................................            --            --       (4,949,577)      (2,817,538)
         Class R .........................................            --            --       (3,334,074)      (1,971,779)
         Advisor Class ...................................       (23,907)           --      (16,507,475)     (12,728,081)
                                                             -----------   -----------   --------------   --------------
   Total distributions to shareholders ...................      (951,671)     (563,718)     (65,989,690)     (43,926,838)
                                                             -----------   -----------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A .........................................    19,665,308     4,855,283      215,568,068      277,578,606
         Class B .........................................            --            --        1,718,251         (551,588)
         Class C .........................................            --            --       35,032,011       38,343,835
         Class R .........................................            --            --       21,223,255       27,774,892
         Advisor Class ...................................        86,659            --      113,820,897       58,316,715
                                                             -----------   -----------   --------------   --------------
   Total capital share transactions ......................    19,751,967     4,855,283      387,362,482      401,462,460
                                                             -----------   -----------   --------------   --------------
   Redemption fees .......................................         2,021         5,526           17,114           16,469
                                                             -----------   -----------   --------------   --------------
            Net increase (decrease) in net assets ........    18,512,092     5,022,013      189,997,556      400,734,556
Net assets:
   Beginning of year .....................................    16,744,069    11,722,056    1,127,324,716      726,590,160
                                                             -----------   -----------   --------------   --------------
   End of year ...........................................   $35,256,161   $16,744,069   $1,317,322,272   $1,127,324,716
                                                             -----------   -----------   --------------   --------------
Undistributed net investment income included in
   net assets:
                                                             -----------   -----------   --------------   --------------
      End of year ........................................   $    97,664   $     7,497   $    5,558,472   $    2,108,164
                                                             ===========   ===========   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               110 | Annual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. Effective May 15, 2008, the Franklin Adjustable U.S. Government Securities Fund and the Franklin Low Duration Total Return Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A & ADVISOR CLASS                   CLASS A, CLASS C & ADVISOR CLASS
-----------------------                   ---------------------------------------------------
Franklin Low Duration Total Return Fund   Franklin Adjustable U.S. Government Securities Fund

CLASS A, CLASS B, CLASS C & ADVISOR CLASS   CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
-----------------------------------------   --------------------------------------------------
Franklin Floating Rate Daily Access Fund    Franklin Total Return Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                               Annual Report | 111

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                              112 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Franklin Adjustable U.S. Government Securities Fund at year end had been entered into on October 31, 2008. The joint repurchase agreement is valued at cost.

D. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY AND TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FUTURES CONTRACTS

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                               Annual Report | 113

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. FUTURES CONTRACTS (CONTINUED)

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

F. FOREIGN CURRENCY CONTRACTS

When the funds purchase or sell foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

G. CREDIT DEFAULT SWAPS

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment there of in the Statement of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.


                              114 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. CREDIT DEFAULT SWAPS (CONTINUED)

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset in the Statement of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the Fund records a realized gain or loss for any payments received or paid.

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. Cash and/or securities are segregated in accounts maintained by the fund's custodian.

H. CREDIT LINKED NOTES

The Franklin Total Return Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the fund directly purchased the underlying reference asset or basket of assets. The risks of credit linked notes include the potential default of the underlying reference asset, the potential inability of the fund to dispose of the credit linked note in the normal course of business, and the possible inability of the counterpar-ties to fulfill their obligations under the contracts.

I. MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between a fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

J. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.


                              Annual Report | 115

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SENIOR FLOATING RATE INTERESTS (CONTINUED)

Senior secured corporate loans in which the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund invest are generally readily marketable, but may be subject to some restrictions on resale.

K. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

L. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                              116 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

M. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

N. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

O. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                 FRANKLIN ADJUSTABLE
                                                  U.S. GOVERNMENT           FRANKLIN FLOATING RATE
                                                  SECURITIES FUND              DAILY ACCESS FUND
                                             ---------------------------   ---------------------------
                                                SHARES        AMOUNT          SHARES        AMOUNT
                                             -----------   -------------   -----------   -------------
CLASS A SHARES:
   Year ended October 31, 2008
      Shares sold ........................    45,330,017   $ 402,602,305    26,731,178   $ 249,321,027
   Shares issued in reinvestment of
      distributions ......................     1,368,917      12,161,490     4,323,393      39,679,394
   Shares redeemed .......................   (18,074,814)   (160,556,673)  (67,410,649)   (621,371,878)
                                             -----------   -------------   -----------   -------------
Net increase (decrease) ..................    28,624,120   $ 254,207,122   (36,356,078)  $(332,371,457)
                                             ===========   =============   ===========   =============
   Year ended October 31, 2007
      Shares sold ........................    11,740,658   $ 104,080,368    45,449,542   $ 455,318,857
      Shares issued in reinvestment of
         distributions ...................     1,374,465      12,197,091     7,259,151      72,450,526
      Shares redeemed ....................   (17,494,601)   (155,272,674)  (85,552,332)   (850,517,354)
                                             -----------   -------------   -----------   -------------
   Net increase (decrease) ...............    (4,379,478)  $ (38,995,215)  (32,843,639)  $(322,747,971)
                                             ===========   =============   ===========   =============


                              Annual Report | 117

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 FRANKLIN ADJUSTABLE
                                                  U.S. GOVERNMENT           FRANKLIN FLOATING RATE
                                                  SECURITIES FUND              DAILY ACCESS FUND
                                             ---------------------------   ---------------------------
                                                SHARES        AMOUNT          SHARES        AMOUNT
                                             -----------   -------------   -----------   -------------
CLASS B SHARES:
Year ended October 31, 2008
   Shares sold ...........................                                     279,595   $   2,609,595
   Shares issued in reinvestment of
      distributions ......................                                     103,242         950,053
   Shares redeemed .......................                                  (2,135,194)    (19,705,754)
                                                                           -----------   -------------
   Net increase (decrease) ...............                                  (1,752,357)  $ (16,146,106)
                                                                            ==========   =============
Year ended October 31, 2007
   Shares sold ...........................                                     671,070   $   6,725,075
   Shares issued in reinvestment of
      distributions ......................                                     216,354       2,159,084
   Shares redeemed .......................                                  (2,914,223)    (28,871,741)
                                                                           -----------   -------------
   Net increase (decrease) ...............                                  (2,026,799)  $ (19,987,582)
                                                                           ===========   =============
CLASS C SHARES:
Year ended October 31, 2008
   Shares sold ...........................   14,050,831    $124,708,844      5,548,177   $  51,926,100
   Shares issued in reinvestment of
      distributions ......................      188,688       1,675,135      1,075,167       9,896,217
   Shares redeemed .......................   (3,443,603)    (30,561,659)   (21,092,906)   (194,752,537)
                                             ----------    ------------    -----------   -------------
   Net increase (decrease) ...............   10,795,916    $ 95,822,320    (14,469,562)  $(132,930,220)
                                             ==========    ============    ===========   =============
Year ended October 31, 2007
   Shares sold ...........................    1,542,997    $ 13,673,247     18,843,591   $ 189,046,271
   Shares issued in reinvestment of
      distributions ......................      134,527       1,193,107      1,755,971      17,522,348
   Shares redeemed .......................   (1,592,092)    (14,120,955)   (19,373,184)   (192,486,262)
                                             ----------    ------------    -----------   -------------
   Net increase (decrease) ...............       85,432    $    745,399      1,226,378   $  14,082,357
                                             ==========    ============    ===========   =============
ADVISOR CLASS SHARES:
Year ended October 31, 2008(a)
   Shares sold ...........................      465,349    $  4,131,712      6,787,882   $  63,704,976
   Shares issued in reinvestment of
      distributions ......................        1,187          10,533        496,771       4,522,141
   Shares redeemed .......................       (1,691)        (15,019)    (4,009,188)    (37,092,169)
                                             ----------    ------------    -----------   -------------
   Net increase (decrease) ...............      464,845    $  4,127,226      3,275,465   $  31,134,948
                                             ==========    ============    ===========   =============
Year ended October 31, 2007
   Shares sold ...........................                                   9,108,020   $  91,476,645
   Shares issued in reinvestment of
      distributions ......................                                     341,688       3,395,371
   Shares redeemed .......................                                 (10,087,319)   (100,693,208)
                                                                           -----------   -------------
   Net increase (decrease) ...............                                    (637,611)  $  (5,821,192)
                                                                           ===========   =============

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Adjustable U.S. Government Securities Fund.


                              118 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                FRANKLIN LOW DURATION
                                                   TOTAL RETURN FUND        FRANKLIN TOTAL RETURN FUND
                                             ---------------------------   ---------------------------
                                                SHARES        AMOUNT          SHARES        AMOUNT
                                             -----------   -------------   -----------   -------------
CLASS A SHARES:
Year ended October 31, 2008
   Shares sold ...........................    3,498,413    $ 34,600,717     44,337,225   $ 430,078,325
   Shares issued in reinvestment of
      distributions ......................       61,187         604,096      3,169,808      30,365,396
   Shares redeemed .......................   (1,580,515)    (15,539,505)   (25,706,207)   (244,875,653)
                                             ----------    ------------    -----------   -------------
   Net increase (decrease) ...............    1,979,085    $ 19,665,308     21,800,826   $ 215,568,068
                                             ==========    ============    ===========   =============
Year ended October 31, 2007
   Shares sold ...........................    1,019,652    $ 10,002,143     38,001,519   $ 375,757,973
   Shares issued in reinvestment of
      distributions ......................       30,631         300,867      1,817,051      17,989,816
   Shares redeemed .......................     (555,629)     (5,447,727)   (11,730,342)   (116,169,183)
                                             ----------    ------------    -----------   -------------
   Net increase (decrease) ...............      494,654    $  4,855,283     28,088,228   $ 277,578,606
                                             ==========    ============    ===========   =============
CLASS B SHARES:
Year ended October 31, 2008
   Shares sold ...........................                                     963,738    $  9,287,696
   Shares issued in reinvestment of
      distributions ......................                                      76,219         731,940
   Shares redeemed .......................                                    (869,648)     (8,301,385)
                                                                           -----------   -------------
   Net increase (decrease) ...............                                     170,309    $  1,718,251
                                                                           ===========   =============
Year ended October 31, 2007
   Shares sold ...........................                                     500,987    $  4,950,179
   Shares issued in reinvestment of
      distributions ......................                                      71,528         708,571
   Shares redeemed .......................                                    (627,851)     (6,210,338)
                                                                           -----------   -------------
   Net increase (decrease) ...............                                     (55,336)   $   (551,588)
                                                                           ===========   =============
CLASS C SHARES:
Year ended October 31, 2008
   Shares sold ...........................                                   7,570,823    $ 73,400,411
   Shares issued in reinvestment of
      distributions ......................                                     379,146       3,629,812
   Shares redeemed .......................                                  (4,424,080)    (41,998,212)
                                                                           -----------   -------------
   Net increase (decrease) ...............                                   3,525,889    $ 35,032,011
                                                                           ===========   =============
Year ended October 31, 2007
   Shares sold ...........................                                   5,398,553    $ 53,386,701
   Shares issued in reinvestment of
      distributions ......................                                     208,906       2,067,241
   Shares redeemed .......................                                  (1,726,775)    (17,110,107)
                                                                           -----------   -------------
   Net increase (decrease) ...............                                   3,880,684    $ 38,343,835
                                                                           ===========   =============


                              Annual Report | 119

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      FRANKLIN LOW DURATION          FRANKLIN
                                                        TOTAL RETURN FUND        TOTAL RETURN FUND
                                                      ---------------------  ------------------------
                                                       SHARES      AMOUNT      SHARES       AMOUNT
                                                      --------  -----------  ----------  ------------
CLASS R SHARES:
Year ended October 31, 2008
   Shares sold.....................................                           4,646,052  $ 45,076,063
   Shares issued in reinvestment of distributions..                             291,877     2,796,395
   Shares redeemed.................................                          (2,784,227)  (26,649,203)
                                                                             ----------  ------------
   Net increase (decrease).........................                           2,153,702  $ 21,223,255
                                                                             ==========  ============
Year ended October 31, 2007
   Shares sold.....................................                           3,862,765  $ 38,274,993
   Shares issued in reinvestment of distributions..                             173,026     1,712,580
   Shares redeemed.................................                          (1,233,340)  (12,212,681)
                                                                             ----------  ------------
   Net increase (decrease).........................                           2,802,451  $ 27,774,892
                                                                             ==========  ============
ADVISOR CLASS SHARES:
Year ended October 31, 2008 (a)
   Shares sold.....................................    561,358  $ 5,551,066  16,159,792  $153,681,720
   Shares issued in reinvestment of distributions..      2,328       22,960   1,213,934    11,603,054
   Shares redeemed.................................   (555,877)  (5,487,367) (5,564,488)  (51,463,877)
                                                      --------  -----------  ----------  ------------
   Net increase (decrease).........................      7,809  $    86,659  11,809,238  $113,820,897
                                                      ========  ===========  ==========  ============
Year ended October 31, 2007
   Shares sold.....................................                           6,859,193  $ 68,063,219
   Shares issued in reinvestment of distributions..                             792,896     7,862,513
   Shares redeemed.................................                          (1,773,903)  (17,609,017)
                                                                             ----------  ------------
   Net increase (decrease).........................                           5,878,186  $ 58,316,715
                                                                             ==========  ============

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Low Duration Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Advisers, Inc. (Advisers)                              Administrative manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                              120 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.400%                Up to and including $5 billion
0.350%                Over $5 billion, up to and including $10 billion
0.330%                Over $10 billion, up to and including 15 billion
0.300%                In excess of $15 billion

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.450%                Up to and including $500 million
0.350%                Over $500 million, up to and including $1 billion
0.300%                Over $1 billion, up to and including $1.5 billion
0.250%                Over $1.5 billion, up to and including $6.5 billion
0.225%                Over $6.5 billion, up to and including $11.5 billion
0.200%                Over $11.5 billion, up to and including $16.5 billion
0.190%                Over $16.5 billion, up to and including $19 billion
0.180%                Over $19 billion, up to and including $21.5 billion
0.170%                In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.425%                Up to and including $500 million
0.325%                Over $500 million, up to and including $1 billion
0.280%                Over $1 billion, up to and including $1.5 billion
0.235%                Over $1.5 billion, up to and including $6.5 billion
0.215%                Over $6.5 billion, up to and including $11.5 billion
0.200%                Over $11.5 billion, up to and including $16.5 billion
0.190%                Over $16.5 billion, up to and including $19 billion
0.180%                Over $19 billion, up to and including $21.5 billion
0.170%                In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin Total Return Fund and receives from Advisers fees based on the average daily net assets of the fund.


                               Annual Report | 121

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the fund's average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.100%                Up to and including $5 billion
0.090%                Over $5 billion, up to and including $10 billion
0.080%                In excess of $10 billion

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                           FRANKLIN        FRANKLIN      FRANKLIN
                          ADJUSTABLE       FLOATING    LOW DURATION     FRANKLIN
                       U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                       SECURITIES FUND   ACCESS FUND       FUND           FUND
                       ---------------   -----------   ------------   ------------
Reimbursement Plans:
   Class A .........        0.25%             --             --           0.25%
Compensation Plans:
   Class A .........          --            0.25%          0.25%            --
   Class B .........          --            1.00%            --           0.65%
   Class C .........        0.65%           0.65%            --           0.65%
   Class R .........          --              --             --           0.50%


                              122 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                FRANKLIN        FRANKLIN      FRANKLIN
                                               ADJUSTABLE       FLOATING    LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND   ACCESS FUND       FUND           FUND
                                            ---------------   -----------   ------------   ------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..       $58,717        $ 45,740        $18,359       $702,297
Contingent deferred sales charges
   retained .............................       $55,180        $267,189        $ 1,998       $ 73,697

E. TRANSFER AGENT FEES

For the year ended October 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                FRANKLIN        FRANKLIN      FRANKLIN
                                               ADJUSTABLE       FLOATING    LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND   ACCESS FUND       FUND           FUND
                                            ---------------   -----------   ------------   ------------
Transfer agent fees .....................       $319,699        $991,829       $13,316      $1,267,106

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and FT Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2009 for the Franklin Low Duration Total Return Fund and the Franklin Total Return. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After February 28, 2009, Advisers and FT Services may discontinue this waiver at any time upon notice to the fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2008, Advisers or the investment companies managed by Advisers owned 8.01% and 21.50%, respectively, of the Franklin Low Duration Total Return Fund's and the Franklin Total Return Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.


                               Annual Report | 123

Franklin Investors Securities Trust

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

                                                FRANKLIN        FRANKLIN       FRANKLIN
                                               ADJUSTABLE       FLOATING     LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY    TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND    ACCESS FUND        FUND           FUND
                                            ---------------   ------------   ------------   ------------
Capital loss carryforwards expiring in:
   2009 .................................     $ 1,279,055     $         --     $     --      $ 1,361,562
   2010 .................................              --      192,099,191           --          550,214
   2011 .................................         585,362      108,452,146           --               --
   2012 .................................       1,039,514       74,147,691           --               --
   2013 .................................       2,782,773               --       38,924          466,273
   2014 .................................       3,962,538               --      108,726        5,783,491
   2015 .................................       2,492,027       17,905,138       18,880        1,438,217
   2016 .................................       1,492,445       91,389,184      215,718       35,203,346
                                              -----------     ------------     --------      -----------
                                              $13,633,714     $483,993,350     $382,248      $44,803,103
                                              ===========     ============     ========      ===========

On October 31, 2008, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryforwards of $3,438,157, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2008 and 2007, was as follows:

                            FRANKLIN ADJUSTABLE U.S.
                                   GOVERNMENT            FRANKLIN FLOATING RATE
                                SECURITIES FUND             DAILY ACCESS FUND
                           -------------------------   --------------------------
                               2008          2007          2008          2007
                           -----------   -----------   -----------   ------------
Distributions paid from:
   Ordinary income .....   $17,879,832   $18,357,808   $77,463,889   $137,453,559
                           ===========   ===========   ===========   ============

                             FRANKLIN LOW DURATION
                               TOTAL RETURN FUND       FRANKLIN TOTAL RETURN FUND
                           -------------------------   --------------------------
                               2008          2007          2008          2007
                           -----------   -----------   -----------   ------------
Distributions paid from:
   Ordinary income .....     $951,671      $563,718    $65,989,690    $43,926,838
                             ========      ========    ===========    ===========


                              124 | Annual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

At October 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                  FRANKLIN         FRANKLIN        FRANKLIN
                                 ADJUSTABLE        FLOATING      LOW DURATION      FRANKLIN
                              U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                              SECURITIES FUND    ACCESS FUND         FUND            FUND
                              ---------------   --------------   ------------   --------------
Cost of investments .......    $712,613,119     $1,350,568,152   $35,774,408    $1,677,865,210
                               ------------     --------------   -----------    --------------
Unrealized appreciation ...    $  1,343,417     $      530,316   $   138,479    $    2,465,927
Unrealized depreciation ...      (3,839,907)      (286,906,921)   (1,464,708)     (193,220,095)
                               ------------     --------------   -----------    --------------
Net unrealized appreciation
   (depreciation) .........    $ (2,496,490)    $ (286,376,605)  $(1,326,229)   $ (190,754,168)
                               ------------     --------------   -----------    --------------
Distributable earnings -
   Ordinary income ........    $    283,628     $    1,960,062   $   488,033    $   34,005,984
                               ------------     --------------   -----------    --------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, credit default swaps, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, paydown losses, credit default swaps, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2008, were as follows:

                                  FRANKLIN         FRANKLIN        FRANKLIN
                                 ADJUSTABLE        FLOATING      LOW DURATION      FRANKLIN
                              U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                              SECURITIES FUND    ACCESS FUND         FUND            FUND
                              ---------------   --------------   ------------   --------------
Purchases .................     $282,318,493     $424,156,043     $45,892,899   $4,840,601,328
Sales .....................     $ 89,027,251     $827,720,534     $27,445,362   $4,491,731,518


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               Annual Report | 125

Franklin Investors Securities Trust

8. CREDIT DEFAULT SWAPS

At October 31, 2008, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following credit default swap contracts outstanding:

                                                                       PERIODIC
                                                       NOTIONAL         PAYMENT   EXPIRATION    UNREALIZED     UNREALIZED
                                                      AMOUNT (a)         RATE        DATE      APPRECIATION   DEPRECIATION
                                                     -----------       --------   ----------   ------------   ------------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Aetna Inc. (Merrill Lynch) .......................   $   100,000         0.62%      3/20/13     $    3,236     $        --
Comcast Corp. (Merrill Lynch) ....................       100,000         0.33%      3/20/11          2,874              --
Cox Communications Inc. (JPMorgan Chase) .........       200,000         0.98%      6/20/13             66              --
Interpublic Group of Cos. Inc. (Citigroup) .......       200,000         4.89%     12/20/09          8,212              --
Interpublic Group of Cos. Inc. (Citigroup) .......       500,000         5.15%      9/20/11         42,670              --
Interpublic Group of Cos. Inc. (Merrill Lynch) ...       500,000         2.74%     12/20/10         55,282              --
Sprint Capital Corp. (Merrill Lynch) .............     1,000,000         3.15%      3/20/12         82,067              --
Textron Financial Corp. (Merrill Lynch) ..........       250,000         0.27%     12/20/10         24,993              --
Viacom Inc. (Merrill Lynch) ......................       100,000         0.45%      6/20/11          4,020              --
CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CDX.NA.IG.11 (Credit Suisse) .....................     2,000,000         1.50%     12/20/13             --         (31,501)
LCDX.NA.10 (JPMorgan Chase) ......................     1,000,000         3.25%      6/20/13             --         (94,610)
Time Warner Cable Inc. (JPMorgan Chase) ..........       200,000         1.83%      6/20/13             --          (5,547)
UnitedHealth Group Inc. (Merrill Lynch) ..........       200,000         0.88%      3/20/13             --         (14,830)
                                                                                                ----------     -----------
   Unrealized appreciation (depreciation) on
      credit default swaps .......................                                                 223,420        (146,488)
                                                                                                ----------     -----------
      Net unrealized appreciation
         (depreciation) on credit default swaps ..                                              $   76,932
                                                                                                ==========
FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Aetna Inc. (JP Morgan Chase) .....................   $ 2,850,000         0.58%      3/20/13     $   96,701     $        --
Aetna Inc. (Merrill Lynch) .......................     5,000,000         0.62%      3/20/13        161,779              --
Capital One Financial Corp. (Goldman Sachs) ......     8,400,000         1.95%      3/20/18        428,694              --
Centex Corp. (Merrill Lynch) .....................    10,000,000         4.30%      3/20/11        400,507              --
Comcast Corp. (Merrill Lynch) ....................     7,000,000         0.33%      3/20/11        201,174              --
Cox Communications Inc. (Goldman Sachs) ..........    10,000,000         0.98%      6/20/13          3,310              --


                               126 | Annual Report

Franklin Investors Securities Trust

8. CREDIT DEFAULT SWAPS (CONTINUED)

                                                                       PERIODIC
                                                       NOTIONAL         PAYMENT   EXPIRATION    UNREALIZED     UNREALIZED
                                                      AMOUNT (a)         RATE        DATE      APPRECIATION   DEPRECIATION
                                                     -----------       --------   ----------   ------------   ------------
FRANKLIN TOTAL RETURN FUND(CONTINUED)
CONTRACTS TO BUY PROTECTION (CONTINUED)
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
   (CONTINUED)
Crown European Holdings SA (Citigroup) ...........   $10,000,000 EUR     2.00%      9/20/11     $   27,450     $        --
Goldman Sachs Group Inc. (Credit Suisse) .........     5,000,000         4.00%      9/20/12             --        (108,722)
Interpublic Group of Cos. Inc. (Citigroup) .......     9,800,000         4.89%     12/20/09        402,386              --
Interpublic Group of Cos. Inc. (Citigroup) .......     9,500,000         5.15%      9/20/11        810,726              --
Interpublic Group of Cos. Inc. (Merrill Lynch) ...     8,500,000         2.74%     12/20/10        939,803              --
iStar Financial Inc. (Credit Suisse) .............     3,600,000         2.92%      3/20/18      1,959,737              --
NiSource Finance Corp. (Citigroup) ...............     8,110,000         1.50%     11/23/09         51,814              --
Pulte Homes Inc. (Merrill Lynch) .................     3,000,000         2.96%      9/20/11         85,345              --
Sprint Capital Corp. (Merrill Lynch) .............     4,256,000         3.15%      3/20/12        349,277              --
Textron Financial Corp. (Merrill Lynch) ..........    16,750,000         0.27%     12/20/10      1,674,528              --
Viacom Inc. (Merrill Lynch) ......................    10,000,000         0.35%      6/20/11        426,666              --
Viacom Inc. (Merrill Lynch) ......................     6,000,000         0.45%      6/20/11        241,223              --
CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Capital One Financial Corp. (Goldman Sachs) ......    14,030,000         2.60%      3/20/13             --        (413,559)
iStar Financial Inc. (Credit Suisse) .............     3,600,000         4.00%      3/20/13             --      (1,777,376)
Time Warner Cable Inc. (Goldman Sachs) ...........    10,000,000         1.83%      6/20/13             --        (277,338)
UnitedHealth Group Inc. (JPMorgan Chase) .........     2,850,000         0.85%      3/20/13             --        (214,556)
UnitedHealth Group Inc. (Merrill Lynch) ..........    10,000,000         0.88%      3/20/13             --        (741,510)
                                                                                                ----------     -----------
   Unrealized appreciation (depreciation) on
      credit default swaps .......................                                               8,261,120      (3,533,061)
                                                                                                ----------     -----------
      Net unrealized appreciation
         (depreciation) on credit default swaps ..                                              $4,728,059
                                                                                                ==========

(a)  In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATION

EUR - Euro


                               Annual Report | 127

Franklin Investors Securities Trust

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS

At October 31, 2008, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following financial futures contracts outstanding:

                                                                                  UNREALIZED
                                          NUMBER OF   DELIVERY     CONTRACT      APPRECIATION
                                          CONTRACTS     DATE      FACE VALUE    (DEPRECIATION)
                                          ---------   --------   ------------   --------------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY
U.S. Treasury 2 Year Note .............       20      12/31/08   $  4,000,000     $   35,653
CONTRACTS TO SELL
U.S. Treasury 5 Year Note .............        8      12/31/08   $    800,000     $    2,097

FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY
U.S. Treasury 2 Year Note .............      515      12/31/08   $103,000,000     $1,240,869
U.S. Treasury 10 Year Note ............      250      12/19/08     25,000,000       (477,188)
CONTRACTS TO SELL
U.S. Treasury Bond ....................       80      12/19/08   $  8,000,000     $  250,318
U.S. Treasury 5 Year Note .............      170      12/31/08     17,000,000       (198,316)

At October 31, 2008, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following forward exchange contracts outstanding:

                                             CONTRACT          SETTLEMENT    UNREALIZED     UNREALIZED
                                            AMOUNT (a)            DATE      APPRECIATION   DEPRECIATION
                                          --------------       ----------   ------------   ------------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY
        92,387   Swiss Franc ..........           85,000        11/28/08     $        --     $  (5,278)
     3,953,250   Japanese Yen .........           37,884         1/22/09           2,411            --
     5,777,000   Japanese Yen .........           57,753         4/14/09           1,362            --
       458,108   Malaysian Ringgit ....           75,000 GBP     5/26/09           9,966            --
       517,900   Singapore Dollar .....          250,000 EUR     5/26/09          34,423            --
       260,000   U S Dollar ...........          170,469 EUR     6/18/09          43,433            --
     2,956,500   Japanese Yen .........           18,346 EUR     6/24/09           7,057            --
        24,000   Chinese Yuan .........            2,500 EUR     9/18/09             247            --
       149,700   Chinese Yuan .........           15,642 EUR     9/23/09           1,473            --
        67,000   Chinese Yuan .........            6,904 EUR     9/24/09             782            --
     2,800,000   Japanese Yen .........           27,309         9/28/09           1,590            --
        90,000   Malaysian Ringgit ....           18,399 EUR     9/30/09           2,185            --
        58,724   Chinese Yuan .........            6,231 EUR    10/15/09             449            --
        19,095   Chinese Yuan .........            2,761        10/23/09              --           (38)
        37,968   Chinese Yuan .........            5,460        10/26/09              --           (47)
        18,971   Chinese Yuan .........            2,708        10/27/09              --            (4)
CONTRACTS TO SELL
    50,000,000   South Korean Won .....           60,950 CHF    12/18/08          13,473            --
       100,000   Euro .................       15,588,600 JPY     2/27/09          32,008            --
       100,000   Euro .................          149,115         2/27/09          21,963            --


                               128 | Annual Report

Franklin Investors Securities Trust

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                             CONTRACT          SETTLEMENT   UNREALIZED    UNREALIZED
                                            AMOUNT (a)            DATE         GAIN          LOSS
                                          --------------       ----------   -----------   ----------
FRANKLIN LOW DURATION TOTAL RETURN FUND
   (CONTINUED)
CONTRACTS TO SELL (CONTINUED)
       165,000   Euro .................          255,767         4/17/09    $    46,117   $      --
       165,000   Euro .................       25,532,100 JPY     4/17/09         51,654          --
       289,180   New Zealand Dollar ...    1,947,713,448 IDR     8/04/09          2,205          --
                                                                            -----------   ---------
   Unrealized appreciation
      (depreciation) on forward
      exchange contracts ..............                                         272,798      (5,367)
                                                                            -----------   ---------
      Net unrealized appreciation
         (depreciation) on forward
          exchange contracts ..........                                     $   267,431
                                                                            ===========
FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY
     6,298,586   Swiss Franc ..........        5,795,000        11/28/08    $        --   $(359,846)
   218,558,250   Japanese Yen .........        2,094,433         1/22/09        133,305          --
   265,742,000   Japanese Yen .........        2,656,623         4/14/09         62,672          --
    21,531,053   Malaysian Ringgit ....        3,525,000 GBP     5/26/09        468,403          --
    27,448,700   Singapore Dollar .....       13,250,000 EUR     5/26/09      1,824,394          --
    14,020,000   U S Dollar ...........        9,192,237 EUR     6/18/09      2,342,042          --
   215,824,500   Japanese Yen .........        1,339,277 EUR     6/24/09        515,155          --
     1,016,000   Chinese Yuan .........          105,833 EUR     9/18/09         10,445          --
     6,329,900   Chinese Yuan .........          661,411 EUR     9/23/09         62,288          --
     2,824,000   Chinese Yuan .........          290,999 EUR     9/24/09         32,961          --
    36,349,888   Russian Ruble ........        1,729,247 AUD     9/24/09          4,954          --
    85,000,000   Japanese Yen .........          829,026         9/28/09         48,282          --
    55,943,933   Russian Ruble ........        2,689,034 AUD     9/28/09             --     (10,756)
    12,560,000   Malaysian Ringgit ....        2,567,720 EUR     9/30/09        304,874          --
13,930,596,086   Viet Nam Dong ........        1,131,226 AUD    10/07/09             --     (10,629)
     4,599,206   Chinese Yuan .........          993,714 AUD    10/13/09          8,782          --
     2,487,166   Chinese Yuan .........          263,918 EUR    10/15/09         19,021          --
     4,732,477   Chinese Yuan .........        1,004,920 AUD    10/19/09         20,622          --
     3,007,421   Chinese Yuan .........          434,787        10/23/09             --      (5,989)
     5,097,153   Chinese Yuan .........          732,967        10/26/09             --      (6,277)
     3,049,528   Chinese Yuan .........          435,336        10/27/09             --        (583)
CONTRACTS TO SELL
 3,300,000,000   South Korean Won .....        4,022,722 CHF    12/18/08        889,185          --
     8,400,000   Euro .................    1,309,442,400 JPY     2/27/09      2,688,688          --
     8,400,000   Euro .................       12,525,660         2/27/09      1,844,857          --
     9,727,500   Euro .................       14,931,226         4/06/09      2,569,426          --
   243,647,600   Mexican Peso .........       22,069,529         4/07/09      3,846,111          --
     8,638,000   Euro .................    1,336,644,120 JPY     4/17/09      2,704,187          --
     8,638,000   Euro .................       13,389,764         4/17/09      2,414,296          --
 5,201,175,000   South Korean Won .....        5,250,000         4/27/09      1,132,468          --
    50,419,174   Mexican Peso .........      196,307,052 INR     5/15/09        192,612          --
     3,276,627   New Zealand Dollar ...   22,069,065,564 IDR     8/04/09         24,984          --
     1,213,924   New Zealand Dollar ...       20,369,637 RUB     8/12/09             --     (52,065)


                               Annual Report | 129

Franklin Investors Securities Trust

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                             CONTRACT          SETTLEMENT   UNREALIZED    UNREALIZED
                                            AMOUNT (a)            DATE         GAIN          LOSS
                                          --------------       ----------   -----------   ----------
FRANKLIN TOTAL RETURN FUND (CONTINUED)
CONTRACTS TO SELL (CONTINUED)
     1,139,367   New Zealand Dollar ...   13,807,414,869 VND     8/14/09    $    97,091   $      --
     1,205,982   New Zealand Dollar ...       20,183,315 RUB     8/14/09             --     (53,406)
                                                                            -----------   ---------
   Unrealized appreciation
      (depreciation) on forward
      exchange contracts ..............                                      24,262,105    (499,551)
                                                                            -----------   ---------
      Net unrealized appreciation
         (depreciation) on forward
         exchange contracts ...........                                     $23,762,554
                                                                            ===========

(a)  In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound Sterling
IDR - Indonesian Rupiah
INR - Indian Rupee
JPY - Japanese Yen
RUB - Russian Ruble
VND - Viet Nam Dong

10. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund has 78.79% of its portfolio invested in senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2008, the value of these securities for the Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund was $1,298,243, $27,000, and $810,000, respectively, representing 0.12%, 0.08%, and 0.06%, respectively, of each fund's net assets. The funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

11. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statements of Investments.


                              130 | Annual Report

Franklin Investors Securities Trust

11. UNFUNDED LOAN COMMITMENTS (CONTINUED)

At October 31, 2008, unfunded commitments were as follows:

                                                              UNFUNDED
BORROWER                                                     COMMITMENT
--------                                                    -----------
FRANKLIN FLOATING RATE DAILY ACCESS FUND
Bausch and Lomb Inc., Delayed Draw Term Loan ............   $   969,993
Community Health Systems Inc., Delayed Draw Term Loan ...       903,685
Manitowoc Co Inc., Term Loan B ..........................    10,900,000
Sealy Mattress Co., Revolver ............................       556,500
                                                            -----------
                                                            $13,330,178
                                                            ===========
FRANKLIN TOTAL RETURN FUND
Community Health Systems Inc., Delayed Draw Term Loan ...   $   102,087
                                                            ===========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. CREDIT FACILITY

Effective June 30, 2008, the Franklin Floating Rate Daily Access Fund entered into a committed, senior, secured 364 day line of credit, up to a maximum amount of $100 million (Committed Credit Facility) with a bank, for temporary liquidity purposes. The Committed Credit Facility replaced an existing senior, secured, uncommitted, advised line of credit (Advised Line) that the fund and another investment company had entered into with that bank. Interest on outstanding draws under the terms of the Committed Credit Facility will be charged at the Federal Funds Rate plus 0.60%. Fees and other expenses are charged over the term of the Committed Credit Facility. The fund must segregate securities as collateral for any outstanding loan advances at a ratio of 5:1. During the year ended October 31, 2008, the fund did not utilize the Committed Credit Facility or the Advised Line to the Credit Facility Note.

13. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, (collectively "Plaintiffs") filed an adversary proceeding in the then-pending Adelphia bankruptcy case in the U.S. Bankruptcy Court for the Southern District of New York against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Floating Rate Daily Access Fund (individually and as successor to the Franklin Floating Rate Trust's interests in the credit facilities at issue), Franklin Floating Rate Trust, and Franklin Floating Rate Master Series (collectively the "Franklin Defendants"), and Franklin CLOs I-III,


                               Annual Report | 131

Franklin Investors Securities Trust

13. FUND LITIGATION (CONTINUED)

among other defendants. In addition, Advisers was originally named as a defendant, but later dismissed from the lawsuit. The complaint alleged that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders and sought avoidance of the loans and recovery of fraudulent transfers (the "Complaint"). The agent bank and investment bank defendants moved to dismiss the Complaint, which the Bankruptcy Court granted in part and denied in part, with leave to amend the Complaint. The reference to the bankruptcy was withdrawn and the matter is now before the United States District Court for the Southern District of New York.

On October 22, 2007, Plaintiffs filed an amended complaint, largely duplicating the allegations in the original Complaint, and adding hundreds of additional syndicate lender defendants (the "Amended Complaint"). The Franklin Defendants, among others, moved to dismiss the Amended Complaint on December 20, 2007. On June 17, 2008, the court granted the motions and dismissed all of the claims against certain defendants, including the Franklin Defendants, while leaving other claims against other defendants outstanding. On July 17, 2008, defendants, including the Franklin Defendants, filed a motion asking the court to enter final judgment with respect to the dismissed claims. Plaintiffs then agreed to the entry of a final judgment and the parties filed a stipulation to that effect with the court. On December 8, 2008, the court accepted the parties' stipulation and entered final judgment with respect to the dismissed claims. Plaintiffs have 30 days to appeal that judgment.

14. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               132 | Annual Report

Franklin Investors Securities Trust

14. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September, 2008, the FASB issued FSP FAS 133-1 and FIN 45-4 which amended FASB Statement 133, "Accounting for Derivative Instruments and Hedging Activities", to require sellers of credit derivatives to provide additional disclosure over credit-indexed derivative instruments including credit default swaps, credit spread options and credit index products and hybrid instruments that have embedded credit derivatives. This FSP also amends FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, to require additional disclosures about the status of the risk of payment or performance risk of a guarantee. The FSP is effective for reporting periods (annual or interim) ending after November 15, 2008. The funds are currently reviewing the expanded disclosure requirements and believe the adoption of FSP FAS 133-1 and FIN 45-4 will not have a material impact on the financial statements.


                              Annual Report | 133

Franklin Investors Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund (separate portfolios of Franklin Investors Securities Trust, hereafter referred to as the "Funds") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, brokers, and agent banks, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2008


                              134 | Annual Report

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2008.

    FRANKLIN         FRANKLIN       FRANKLIN
   ADJUSTABLE     FLOATING RATE   LOW DURATION     FRANKLIN
U.S. GOVERNMENT    DAILY ACCESS   TOTAL RETURN   TOTAL RETURN
SECURITIES FUND        FUND           FUND           FUND
---------------   -------------   ------------   ------------
$17,856,057        $71,436,508      $927,814      $54,250,359

Under Section 854(b)(2) of the Code, Franklin Total Return Fund designates 1.18% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2008.


                              Annual Report | 135

Franklin Investors Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF
                                                                  PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH AND                           LENGTH OF        COMPLEX OVERSEEN
ADDRESS                        POSITION          TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------   --------------   ------------------   ------------------   -------------------------------------
HARRIS J. ASHTON (1932)     Trustee          Since 1986           143                  Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)    Trustee          Since 2007           120                  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of
Administration, California Public Employees Retirement Systems (CALPERS)
(1971-January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.

SAM GINN (1937)             Trustee          Since 2007           120                  Chevron Corporation (global energy
One Franklin Parkway                                                                   company) and ICO Global Communications
San Mateo, CA 94403-1906                                                               (Holdings) Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)     Trustee          Since 1998           143                  Hess Corporation (exploration and
One Franklin Parkway                                                                   refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                               Company (processed foods and
                                                                                       allied products), RTI International
                                                                                       Metals, Inc. (manufacture and
                                                                                       distribution of titanium), Canadian
                                                                                       National Railway (railroad) and White
                                                                                       Mountains Insurance Group, Ltd.
                                                                                       (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).


                               136 | Annual Report

                                                                       NUMBER OF
                                                                  PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH AND                           LENGTH OF        COMPLEX OVERSEEN
ADDRESS                        POSITION          TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------   --------------   ------------------   ------------------   -------------------------------------
FRANK W.T. LAHAYE (1929)    Trustee          Since 1986           120                  Center for Creative Land Recycling
One Franklin Parkway                                                                   (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)       Trustee          Since 2005           143                  Hess Corporation (exploration and
One Franklin Parkway                                                                   refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                               Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)    Trustee          Since 2007           143                  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)       Lead             Trustee since        120                  None
One Franklin Parkway        Independent      2007 and Lead
San Mateo, CA 94403-1906    Trustee          Independent
                                             Trustee since
                                             January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief
Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance and Strategy,
Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF
                                                                  PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH AND                           LENGTH OF        COMPLEX OVERSEEN
ADDRESS                        POSITION          TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------   --------------   ------------------   ------------------   -------------------------------------
**CHARLES B. JOHNSON        Trustee and      Trustee since 1986   143                  None
(1933)                      Chairman of      and Chairman
One Franklin Parkway        the Board        of the Board
San Mateo, CA 94403-1906                     since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 137

                                                                       NUMBER OF
                                                                  PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH AND                           LENGTH OF        COMPLEX OVERSEEN
ADDRESS                        POSITION          TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------   --------------   ------------------   ------------------   -------------------------------------
**RUPERT H. JOHNSON, JR.    Trustee and      Trustee since        54                   None
(1940)                      Vice             1987 and Vice
One Franklin Parkway        President        President
San Mateo, CA 94403-1906                     since 1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

MARK BOYADJIAN (1964)       Vice             Since 2003           Not Applicable       Not Applicable
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)       Chief            Chief Compliance     Not Applicable       Not Applicable
One Franklin Parkway        Compliance       Officer since
San Mateo, CA 94403-1906    Officer and      2004 and Vice
                            Vice President   President - AML
                            - AML            Compliance
                            Compliance       since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)   Treasurer,       Treasurer            Not Applicable       Not Applicable
One Franklin Parkway        Chief            since 2004,
San Mateo,CA 94403-1906     Financial        Chief Financial
                            Officer and      Officer and Chief
                            Chief            Accounting Officer
                            Accounting       since February
                            Officer          2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)     Vice             Since February       Not Applicable       Not Applicable
500 East Broward Blvd.      President        2008
Suite 2100 Fort
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.


                               138 | Annual Report

                                                                       NUMBER OF
                                                                  PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH AND                           LENGTH OF        COMPLEX OVERSEEN
ADDRESS                        POSITION          TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------   --------------   ------------------   ------------------   -------------------------------------
DAVID P. GOSS (1947)        Vice             Since 2000           Not Applicable       Not Applicable
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

EDWARD B. JAMIESON (1948)   President        President since      Not Applicable       Not Applicable
One Franklin Parkway        and Chief        1993 and Chief
San Mateo, CA 94403-1906    Executive        Executive Officer -
                            Officer -        Investment
                            Investment       Management
                            Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)    Vice             Since 2006           Not Applicable       Not Applicable
One Franklin Parkway        President
San Mateo, CA 94403-1906    and
                            Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30 of the investment companies in Franklin Templeton Investments.

CRAIG S. TYLE (1960)        Vice             Since 2005           Not Applicable       Not Applicable
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).


                               Annual Report | 139

                                                                       NUMBER OF
                                                                  PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH AND                           LENGTH OF        COMPLEX OVERSEEN
ADDRESS                        POSITION          TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------   --------------   ------------------   ------------------   -------------------------------------
GALEN G. VETTER (1951)      Senior Vice      Since February       Not Applicable       Not Applicable
500 East Broward Blvd.      President and    2008
Suite 2100 Fort             Chief
Lauderdale, FL              Executive
33394-3091                  Officer -
                            Finance and
                            Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                              140 | Annual Report

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 141

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

3. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

4. Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.   The fund invests primarily in insured municipal securities.

8. These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

     Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

     To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 A2008 12/08






      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $361,186 for the fiscal year ended October 31, 2008 and $275,259 for the fiscal year ended October 31, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended October 31, 2008 and $46,000 for the fiscal year ended October 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,164 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $279,913 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $288,077 for the fiscal year ended October 31, 2008 and $46,000 for the fiscal year ended October 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
                 N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008


By /s/LAURA F. FERGERSON
   -------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  December 26, 2008